UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

VIP Total Market Index Portfolio
VIP Extended Market Index Portfolio
VIP International Index Portfolio

Annual Report
December 31, 2023

Contents

VIP Total Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP Extended Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP International Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
VIP Total Market Index Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Initial Class	26.07%	15.01%	11.65%
Service Class	25.94%	14.90%	11.56%
Service Class 2	25.71%	14.73%	11.37%

A   From April 17, 2018
The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Total Market Index Portfolio - Initial Class , a class of the fund, on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Total Investable Market Index℠ and S&P 500® Index performed over the same period.

VIP Total Market Index Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communications services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 26%, versus 26.16% for the benchmark Fidelity U.S. Total Investable Market Index TR. By sector, information technology gained approximately 60% and contributed most. Consumer discretionary, which gained 41%, also helped, as did communication services, which advanced roughly 53%. The financials sector rose approximately 16%, while industrials gained 22% and real estate advanced about 12%. Other notable contributors included the materials (+13%), health care (+3%), consumer staples (+2%) and energy (0%) sectors. Conversely, utilities returned -7% and detracted most. Turning to individual stocks, the biggest contributor was Microsoft (+58%), from the software & services group. Apple, within the technology hardware & equipment group, gained 49% and lifted the fund. Another notable contributor was Nvidia (+239%), a stock in the semiconductors & semiconductor equipment category. In consumer discretionary distribution & retail, Amazon.com gained 81% and contributed. Lastly, Alphabet (+59%), from the media & entertainment category, also boosted the fund. In contrast, the biggest individual detractor was Pfizer (-41%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Johnson & Johnson (-9%) and Bristol-Myers Squibb (-26%) hurt. Another notable detractor was Chevron (-14%), a stock in the energy category. Lastly, NextEra Energy (-25%), a stock in the utilities group, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Total Market Index Portfolio
Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	5.9
Microsoft Corp.	5.8
Amazon.com, Inc.	2.9
NVIDIA Corp.	2.6
Alphabet, Inc. Class A	1.7
Meta Platforms, Inc. Class A	1.6
Alphabet, Inc. Class C	1.5
Tesla, Inc.	1.4
Berkshire Hathaway, Inc. Class B	1.4
JPMorgan Chase & Co.	1.1
25.9

Market Sectors (% of Fund's net assets)

Information Technology	26.5
Financials	13.1
Health Care	12.0
Consumer Discretionary	10.6
Industrials	9.6
Communication Services	7.7
Consumer Staples	5.5
Energy	3.9
Real Estate	2.9
Materials	2.6
Utilities	2.2

Asset Allocation (% of Fund's net assets)

Futures - 3.2%

VIP Total Market Index Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 0.6%
Anterix, Inc. (a)	322	10,729
AST SpaceMobile, Inc. (a)(b)	1,546	9,322
AT&T, Inc.	124,329	2,086,241
ATN International, Inc.	168	6,547
Bandwidth, Inc. (a)	408	5,904
Cogent Communications Group, Inc.	761	57,882
Consolidated Communications Holdings, Inc. (a)	1,425	6,199
EchoStar Holding Corp. Class A (a)(b)	577	9,561
Frontier Communications Parent, Inc. (a)	3,849	97,534
Globalstar, Inc. (a)(b)	12,211	23,689
IDT Corp. Class B (a)	339	11,557
Iridium Communications, Inc.	2,187	90,017
Liberty Global Ltd.:
Class A	1,631	28,983
Class C (b)	5,089	94,859
Liberty Latin America Ltd.:
Class A (a)	2,668	19,503
Class C (a)	184	1,351
Lumen Technologies, Inc. (a)(b)	17,237	31,544
Shenandoah Telecommunications Co.	883	19,090
Verizon Communications, Inc.	73,111	2,756,285
		5,366,797
Entertainment - 1.1%
AMC Entertainment Holdings, Inc. Class A (b)	818	5,006
Atlanta Braves Holdings, Inc.	706	27,943
Atlanta Braves Holdings, Inc. Class A (b)	139	5,946
Cinemark Holdings, Inc. (a)(b)	1,913	26,954
Electronic Arts, Inc.	4,287	586,504
Endeavor Group Holdings, Inc.	3,279	77,811
Liberty Media Corp. Liberty Formula One:
Class A	434	25,163
Class C	3,607	227,710
Liberty Media Corp. Liberty Live:
Class C	765	28,603
Series A	400	14,620
Lions Gate Entertainment Corp.:
Class A (a)(b)	3,163	34,477
Class B (a)	198	2,018
Live Nation Entertainment, Inc. (a)	2,466	230,818
Madison Square Garden Entertainment Corp.	726	23,080
Madison Square Garden Sports Corp. (a)	293	53,276
Marcus Corp. (b)	404	5,890
Netflix, Inc. (a)	7,707	3,752,384
Playtika Holding Corp. (a)	1,183	10,316
Roblox Corp. (a)	8,378	383,042
Roku, Inc. Class A (a)	2,158	197,802
Skillz, Inc. (a)(b)	209	1,304
Sphere Entertainment Co. (a)(b)	447	15,180
Take-Two Interactive Software, Inc. (a)	2,746	441,969
The Walt Disney Co.	31,822	2,873,208
TKO Group Holdings, Inc.	914	74,564
Vivid Seats, Inc. Class A (a)	693	4,380
Warner Bros Discovery, Inc. (a)	38,579	439,029
Warner Music Group Corp. Class A	2,409	86,218
		9,655,215
Interactive Media & Services - 5.0%
Alphabet, Inc.:
Class A (a)	103,155	14,409,722
Class C (a)	87,795	12,372,949
Angi, Inc. (a)(b)	1,188	2,958
Bumble, Inc. (a)	1,755	25,869
CarGurus, Inc. Class A (a)	1,490	35,998
Cars.com, Inc. (a)	1,056	20,032
Eventbrite, Inc. (a)	1,400	11,704
EverQuote, Inc. Class A (a)	419	5,129
fuboTV, Inc. (a)(b)	5,295	16,838
IAC, Inc. (a)	1,222	64,008
Match Group, Inc. (a)	4,838	176,587
MediaAlpha, Inc. Class A (a)	357	3,981
Meta Platforms, Inc. Class A (a)	38,651	13,680,908
Nextdoor Holdings, Inc. (a)	3,086	5,833
Pinterest, Inc. Class A (a)	10,120	374,845
QuinStreet, Inc. (a)	940	12,051
Rumble, Inc. (a)(b)	1,247	5,599
Shutterstock, Inc. (b)	435	21,002
Snap, Inc. Class A (a)	17,612	298,171
TripAdvisor, Inc. (a)	1,861	40,067
Vimeo, Inc. (a)	2,674	10,482
Yelp, Inc. (a)	1,189	56,287
Ziff Davis, Inc. (a)	818	54,961
ZipRecruiter, Inc. (a)	1,264	17,570
Zoominfo Technologies, Inc. (a)	5,313	98,237
		41,821,788
Media - 0.8%
Altice U.S.A., Inc. Class A (a)	3,995	12,984
AMC Networks, Inc. Class A (a)	549	10,316
Boston Omaha Corp. (a)	345	5,427
Cable One, Inc.	78	43,414
Cardlytics, Inc. (a)(b)	672	6,189
Charter Communications, Inc. Class A (a)	1,770	687,964
Clear Channel Outdoor Holdings, Inc. (a)	6,076	11,058
Comcast Corp. Class A	71,573	3,138,476
E.W. Scripps Co. Class A (a)	1,015	8,110
Entravision Communication Corp. Class A	925	3,857
Fox Corp.:
Class A	4,559	135,266
Class B	2,141	59,199
Gannett Co., Inc. (a)	2,835	6,521
Gray Television, Inc.	1,448	12,974
iHeartMedia, Inc. (a)	1,604	4,283
Integral Ad Science Holding Corp. (a)	939	13,512
Interpublic Group of Companies, Inc.	6,698	218,623
John Wiley & Sons, Inc. Class A	734	23,297
Liberty Broadband Corp.:
Class A (a)	285	22,982
Class C (a)	1,999	161,099
Liberty Media Corp. Liberty SiriusXM	2,427	69,849
Liberty Media Corp. Liberty SiriusXM Class A	1,456	41,845
Magnite, Inc. (a)	2,148	20,062
News Corp.:
Class A	7,145	175,410
Class B	1,519	39,069
Nexstar Broadcasting Group, Inc. Class A	581	91,072
Omnicom Group, Inc.	3,436	297,248
Paramount Global:
Class A (b)	367	7,215
Class B (b)	8,127	120,198
PubMatic, Inc. (a)	723	11,792
Scholastic Corp.	491	18,511
Sinclair, Inc. Class A (b)	685	8,926
Sirius XM Holdings, Inc. (b)	11,482	62,807
Stagwell, Inc. (a)	1,672	11,085
TechTarget, Inc. (a)	423	14,746
TEGNA, Inc.	3,459	52,923
The New York Times Co. Class A	2,842	139,230
The Trade Desk, Inc. (a)	7,761	558,482
Thryv Holdings, Inc. (a)	501	10,195
WideOpenWest, Inc. (a)	805	3,260
		6,339,476
Wireless Telecommunication Services - 0.2%
Gogo, Inc. (a)	1,099	11,133
NII Holdings, Inc. (a)(b)(c)	363	0
Spok Holdings, Inc.	384	5,944
T-Mobile U.S., Inc.	8,999	1,442,810
Telephone & Data Systems, Inc.	1,726	31,672
U.S. Cellular Corp. (a)	241	10,011
		1,501,570
TOTAL COMMUNICATION SERVICES		64,684,846
CONSUMER DISCRETIONARY - 10.6%
Automobile Components - 0.2%
Adient PLC (a)	1,633	59,376
American Axle & Manufacturing Holdings, Inc. (a)	2,102	18,519
Aptiv PLC (a)	4,920	441,422
Autoliv, Inc.	1,320	145,451
BorgWarner, Inc.	4,089	146,591
Dana, Inc.	2,250	32,873
Dorman Products, Inc. (a)	488	40,704
Fox Factory Holding Corp. (a)	729	49,193
Garrett Motion, Inc. (a)	2,573	24,881
Gentex Corp.	4,055	132,436
Gentherm, Inc. (a)	586	30,683
Holley, Inc. (a)	847	4,125
LCI Industries	435	54,684
Lear Corp.	1,021	144,175
Luminar Technologies, Inc. (a)(b)	4,494	15,145
Mobileye Global, Inc. (a)(b)	1,343	58,179
Modine Manufacturing Co. (a)	901	53,790
Motorcar Parts of America, Inc. (a)	347	3,241
Patrick Industries, Inc.	366	36,728
Phinia, Inc.	823	24,929
QuantumScape Corp. Class A (a)(b)	6,029	41,902
Solid Power, Inc. (a)	1,748	2,535
Standard Motor Products, Inc.	313	12,461
Stoneridge, Inc. (a)	495	9,687
The Goodyear Tire & Rubber Co. (a)	4,963	71,070
Visteon Corp. (a)	495	61,826
XPEL, Inc. (a)	365	19,655
		1,736,261
Automobiles - 1.7%
Canoo, Inc. (a)(b)	5,377	1,383
Faraday Future Intelligent Electric, Inc. (a)(b)	204	47
Fisker, Inc. (a)(b)	3,283	5,745
Ford Motor Co.	68,371	833,442
General Motors Co.	23,929	859,530
Harley-Davidson, Inc.	2,245	82,706
Lucid Group, Inc. Class A (a)(b)	15,484	65,188
Mullen Automotive, Inc. (a)(b)	84	1,200
Rivian Automotive, Inc. (a)(b)	11,615	272,488
Tesla, Inc. (a)	48,023	11,932,755
Thor Industries, Inc.	931	110,091
Winnebago Industries, Inc.	533	38,845
Workhorse Group, Inc. (a)(b)	3,415	1,229
		14,204,649
Broadline Retail - 3.0%
Amazon.com, Inc. (a)	157,905	23,992,086
Big Lots, Inc. (b)	451	3,513
ContextLogic, Inc. (a)(b)	284	1,690
Dillard's, Inc. Class A	61	24,623
eBay, Inc.	9,258	403,834
Etsy, Inc. (a)	2,141	173,528
Groupon, Inc. (a)(b)	337	4,327
Groupon, Inc. rights (a)	337	115
Kohl's Corp. (b)	1,909	54,750
Macy's, Inc. (b)	4,760	95,771
Nordstrom, Inc. (b)	1,661	30,645
Ollie's Bargain Outlet Holdings, Inc. (a)	1,075	81,582
Qurate Retail, Inc. Series A (a)	5,139	4,499
		24,870,963
Distributors - 0.1%
Genuine Parts Co.	2,443	338,356
LKQ Corp.	4,656	222,510
Pool Corp.	679	270,724
		831,590
Diversified Consumer Services - 0.1%
2U, Inc. (a)	1,274	1,567
ADT, Inc.	3,993	27,232
Adtalem Global Education, Inc. (a)	733	43,210
American Public Education, Inc. (a)	314	3,030
Bright Horizons Family Solutions, Inc. (a)	1,005	94,711
Carriage Services, Inc.	238	5,952
Chegg, Inc. (a)	1,998	22,697
Coursera, Inc. (a)	1,761	34,111
Duolingo, Inc. (a)	615	139,513
European Wax Center, Inc. (a)(b)	596	8,100
Frontdoor, Inc. (a)	1,397	49,202
Graham Holdings Co.	64	44,577
Grand Canyon Education, Inc. (a)	519	68,529
H&R Block, Inc.	2,648	128,084
Laureate Education, Inc. Class A	2,402	32,931
Mister Car Wash, Inc. (a)(b)	1,679	14,507
Nerdy, Inc. Class A (a)	1,110	3,807
OneSpaWorld Holdings Ltd. (a)	1,494	21,065
Perdoceo Education Corp.	1,138	19,983
Rover Group, Inc. Class A (a)	1,938	21,085
Service Corp. International	2,626	179,750
Strategic Education, Inc.	379	35,008
Stride, Inc. (a)	698	41,440
Udemy, Inc. (a)	1,475	21,727
WW International, Inc. (a)(b)	1,348	11,795
		1,073,613
Hotels, Restaurants & Leisure - 2.2%
Accel Entertainment, Inc. (a)	1,051	10,794
Airbnb, Inc. Class A (a)	7,416	1,009,614
ARAMARK Holdings Corp.	4,545	127,715
Bally's Corp. (a)(b)	567	7,904
BJ's Restaurants, Inc. (a)	395	14,224
Bloomin' Brands, Inc.	1,511	42,535
Bluegreen Vacations Holding Corp. Class A	152	11,418
Booking Holdings, Inc. (a)	621	2,202,824
Bowlero Corp. Class A (a)(b)	817	11,569
Boyd Gaming Corp.	1,239	77,574
Brinker International, Inc. (a)	776	33,508
Caesars Entertainment, Inc. (a)	3,750	175,800
Carnival Corp. (a)	17,517	324,765
Chipotle Mexican Grill, Inc. (a)	480	1,097,741
Choice Hotels International, Inc. (b)	444	50,305
Churchill Downs, Inc.	1,186	160,027
Chuy's Holdings, Inc. (a)	299	11,431
Cracker Barrel Old Country Store, Inc. (b)	395	30,447
Darden Restaurants, Inc.	2,102	345,359
Dave & Buster's Entertainment, Inc. (a)(b)	587	31,610
Denny's Corp. (a)	976	10,619
Dine Brands Global, Inc.	256	12,710
Domino's Pizza, Inc.	610	251,460
Doordash, Inc. (a)	5,217	515,909
Draftkings Holdings, Inc. (a)	8,068	284,397
Dutch Bros, Inc. (a)	891	28,218
El Pollo Loco Holdings, Inc. (a)	479	4,225
Everi Holdings, Inc. (a)	1,481	16,691
Expedia, Inc. (a)	2,397	363,841
First Watch Restaurant Group, Inc. (a)	415	8,342
Golden Entertainment, Inc.	393	15,692
Hilton Grand Vacations, Inc. (a)	1,246	50,064
Hilton Worldwide Holdings, Inc.	4,548	828,145
Hyatt Hotels Corp. Class A (b)	800	104,328
Inspired Entertainment, Inc. (a)	431	4,258
Jack in the Box, Inc.	346	28,244
Krispy Kreme, Inc. (b)	1,445	21,805
Kura Sushi U.S.A., Inc. Class A (a)(b)	105	7,980
Las Vegas Sands Corp.	5,720	281,481
Life Time Group Holdings, Inc. (a)(b)	1,021	15,397
Light & Wonder, Inc. Class A (a)	1,585	130,144
Lindblad Expeditions Holdings (a)	712	8,024
Marriott International, Inc. Class A	4,357	982,547
Marriott Vacations Worldwide Corp.	582	49,406
McDonald's Corp.	12,673	3,757,671
MGM Resorts International	4,886	218,306
Monarch Casino & Resort, Inc.	239	16,527
Norwegian Cruise Line Holdings Ltd. (a)(b)	7,402	148,336
Papa John's International, Inc. (b)	559	42,613
Penn Entertainment, Inc. (a)	2,633	68,511
Planet Fitness, Inc. (a)	1,477	107,821
Playa Hotels & Resorts NV (a)	1,910	16,522
PlayAGS, Inc. (a)	591	4,982
Portillo's, Inc. (a)	825	13,142
RCI Hospitality Holdings, Inc.	160	10,602
Red Robin Gourmet Burgers, Inc. (a)(b)	296	3,691
Red Rock Resorts, Inc.	852	45,437
Royal Caribbean Cruises Ltd. (a)	4,097	530,521
Rush Street Interactive, Inc. (a)	941	4,225
Sabre Corp. (a)	5,638	24,807
SeaWorld Entertainment, Inc. (a)	615	32,490
Shake Shack, Inc. Class A (a)	643	47,659
Six Flags Entertainment Corp. (a)	1,273	31,927
Soho House & Co., Inc. Class A (a)(b)	664	4,728
Sonder Holdings, Inc. (a)(b)	149	505
Starbucks Corp.	19,921	1,912,615
Sweetgreen, Inc. Class A (a)	1,561	17,639
Target Hospitality Corp. (a)(b)	475	4,622
Texas Roadhouse, Inc. Class A	1,162	142,031
The Cheesecake Factory, Inc. (b)	830	29,058
Travel+Leisure Co.	1,267	49,527
Vail Resorts, Inc.	672	143,452
Wendy's Co.	2,970	57,856
Wingstop, Inc.	521	133,678
Wyndham Hotels & Resorts, Inc.	1,468	118,042
Wynn Resorts Ltd.	1,687	153,703
Xponential Fitness, Inc. (a)	424	5,465
Yum! Brands, Inc.	4,874	636,837
		18,336,639
Household Durables - 0.5%
Beazer Homes U.S.A., Inc. (a)	509	17,199
Cavco Industries, Inc. (a)	140	48,527
Century Communities, Inc.	502	45,752
D.R. Horton, Inc.	5,294	804,582
Dream Finders Homes, Inc. (a)(b)	422	14,994
Ethan Allen Interiors, Inc.	397	12,672
Garmin Ltd.	2,662	342,173
GoPro, Inc. Class A (a)	2,289	7,943
Green Brick Partners, Inc. (a)	434	22,542
Helen of Troy Ltd. (a)(b)	413	49,895
Hovnanian Enterprises, Inc. Class A (a)	84	13,072
Installed Building Products, Inc. (b)	412	75,322
iRobot Corp. (a)	466	18,034
KB Home	1,353	84,508
La-Z-Boy, Inc.	749	27,653
Leggett & Platt, Inc.	2,345	61,369
Lennar Corp.:
Class A	4,331	645,492
Class B	294	39,411
LGI Homes, Inc. (a)	362	48,204
Lovesac (a)(b)	266	6,796
M.D.C. Holdings, Inc.	1,052	58,123
M/I Homes, Inc. (a)	489	67,355
Meritage Homes Corp.	639	111,314
Mohawk Industries, Inc. (a)	921	95,324
Newell Brands, Inc.	6,657	57,783
NVR, Inc. (a)	57	399,026
PulteGroup, Inc.	3,813	393,578
Purple Innovation, Inc.	1,233	1,270
Skyline Champion Corp. (a)	933	69,285
Sonos, Inc. (a)	2,228	38,188
Taylor Morrison Home Corp. (a)	1,902	101,472
Tempur Sealy International, Inc.	2,995	152,655
Toll Brothers, Inc.	1,900	195,301
TopBuild Corp. (a)	552	206,592
Traeger, Inc. (a)	993	2,711
TRI Pointe Homes, Inc. (a)	1,737	61,490
Tupperware Brands Corp. (a)(b)	630	1,260
Universal Electronics, Inc. (a)(b)	188	1,765
Vizio Holding Corp. (a)	1,730	13,321
Whirlpool Corp.	954	116,169
Worthington Enterprises, Inc.	526	30,271
ZAGG, Inc. rights (a)(c)	132	0
		4,560,393
Leisure Products - 0.1%
Acushnet Holdings Corp. (b)	540	34,112
AMMO, Inc. (a)	1,377	2,892
Brunswick Corp.	1,214	117,455
Clarus Corp.	558	3,847
Funko, Inc. (a)(b)	535	4,136
Hasbro, Inc.	2,270	115,906
JAKKS Pacific, Inc. (a)	142	5,048
Johnson Outdoors, Inc. Class A (b)	114	6,090
Latham Group, Inc. (a)	798	2,099
Malibu Boats, Inc. Class A (a)	363	19,900
MasterCraft Boat Holdings, Inc. (a)	240	5,434
Mattel, Inc. (a)	6,159	116,282
Peloton Interactive, Inc. Class A (a)(b)	5,868	35,736
Polaris, Inc.	930	88,136
Smith & Wesson Brands, Inc.	793	10,753
Solo Brands, Inc. Class A (a)	563	3,468
Sturm, Ruger & Co., Inc.	291	13,226
Topgolf Callaway Brands Corp. (a)	2,535	36,352
Vista Outdoor, Inc. (a)	996	29,452
YETI Holdings, Inc. (a)(b)	1,522	78,809
		729,133
Specialty Retail - 2.1%
1-800-FLOWERS.com, Inc. Class A (a)	501	5,401
Abercrombie & Fitch Co. Class A (a)	879	77,545
Academy Sports & Outdoors, Inc.	1,332	87,912
Advance Auto Parts, Inc.	1,021	62,312
America's Car Mart, Inc. (a)	101	7,653
American Eagle Outfitters, Inc.	3,231	68,368
Arhaus, Inc. (a)(b)	708	8,390
Arko Corp.	1,169	9,644
Asbury Automotive Group, Inc. (a)	359	80,764
AutoNation, Inc. (a)	470	70,585
AutoZone, Inc. (a)	316	817,053
BARK, Inc. (a)(b)	1,827	1,472
Bath & Body Works, Inc.	3,984	171,949
Best Buy Co., Inc.	3,380	264,586
Beyond, Inc. (a)(b)	798	22,097
Big 5 Sporting Goods Corp.	445	2,821
Boot Barn Holdings, Inc. (a)	531	40,760
Build-A-Bear Workshop, Inc. (b)	243	5,587
Burlington Stores, Inc. (a)	1,129	219,568
Caleres, Inc.	574	17,639
Camping World Holdings, Inc. (b)	720	18,907
CarMax, Inc. (a)	2,753	211,265
CarParts.com, Inc. (a)	760	2,402
Carvana Co. Class A (a)(b)	1,673	88,569
Chewy, Inc. (a)(b)	1,992	47,071
Chico's FAS, Inc. (a)	2,216	16,797
Citi Trends, Inc. (a)	117	3,309
Designer Brands, Inc. Class A (b)	868	7,682
Destination XL Group, Inc. (a)	893	3,929
Dick's Sporting Goods, Inc.	1,090	160,176
EVgo, Inc. Class A (a)(b)	1,672	5,986
Five Below, Inc. (a)	968	206,339
Floor & Decor Holdings, Inc. Class A (a)(b)	1,852	206,609
Foot Locker, Inc.	1,403	43,703
GameStop Corp. Class A (a)(b)	4,671	81,883
Gap, Inc.	3,736	78,120
Genesco, Inc. (a)	228	8,028
Group 1 Automotive, Inc.	245	74,661
GrowGeneration Corp. (a)(b)	943	2,367
Guess?, Inc. (b)	454	10,469
Haverty Furniture Companies, Inc.	229	8,130
Hibbett, Inc. (b)	229	16,493
Lands' End, Inc. (a)	235	2,247
Lazydays Holdings, Inc. (a)(b)	230	1,622
Leslie's, Inc. (a)(b)	3,152	21,780
Lithia Motors, Inc. Class A (sub. vtg.)	480	158,054
LL Flooring Holdings, Inc. (a)	519	2,024
Lowe's Companies, Inc.	10,191	2,268,007
MarineMax, Inc. (a)	367	14,276
Monro, Inc. (b)	558	16,372
Murphy U.S.A., Inc.	340	121,230
National Vision Holdings, Inc. (a)	1,321	27,649
O'Reilly Automotive, Inc. (a)	1,050	997,584
OneWater Marine, Inc. Class A (a)(b)	163	5,508
Penske Automotive Group, Inc.	344	55,215
Petco Health & Wellness Co., Inc. (a)	1,354	4,279
PetMed Express, Inc. (b)	361	2,729
Rent the Runway, Inc. Class A (a)(b)	766	404
Revolve Group, Inc. (a)(b)	668	11,075
RH (a)	269	78,408
Ross Stores, Inc.	5,924	819,822
Sally Beauty Holdings, Inc. (a)	1,835	24,369
Shoe Carnival, Inc. (b)	338	10,211
Signet Jewelers Ltd. (b)	792	84,950
Sleep Number Corp. (a)	377	5,591
Sonic Automotive, Inc. Class A (sub. vtg.) (b)	283	15,907
Sportsman's Warehouse Holdings, Inc. (a)	582	2,479
Stitch Fix, Inc. (a)	1,720	6,140
The Aaron's Co., Inc.	501	5,451
The Buckle, Inc.	503	23,903
The Cato Corp. Class A (sub. vtg.) (b)	216	1,542
The Children's Place, Inc. (a)	203	4,714
The Container Store Group, Inc. (a)	393	896
The Home Depot, Inc.	17,484	6,059,080
The ODP Corp. (a)	595	33,499
The RealReal, Inc. (a)	1,574	3,164
thredUP, Inc. (a)(b)	1,360	3,060
Tilly's, Inc. (a)	432	3,257
TJX Companies, Inc.	19,984	1,874,699
Tractor Supply Co. (b)	1,893	407,052
Ulta Beauty, Inc. (a)	866	424,331
Upbound Group, Inc.	784	26,632
Urban Outfitters, Inc. (a)	964	34,405
Valvoline, Inc. (b)	2,418	90,868
Victoria's Secret & Co. (a)	1,340	35,564
Vroom, Inc. (a)(b)	2,186	1,317
Warby Parker, Inc. (a)	1,285	18,119
Wayfair LLC Class A (a)(b)	1,571	96,931
Williams-Sonoma, Inc.	1,117	225,388
Winmark Corp.	50	20,878
Zumiez, Inc. (a)	290	5,899
		17,503,582
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc. Class A (a)	1,689	2,069
Capri Holdings Ltd. (a)	2,019	101,435
Carter's, Inc. (b)	650	48,679
Columbia Sportswear Co.	611	48,599
Crocs, Inc. (a)	1,073	100,229
Deckers Outdoor Corp. (a)	454	303,467
Figs, Inc. Class A (a)(b)	2,072	14,400
Fossil Group, Inc. (a)	788	1,150
G-III Apparel Group Ltd. (a)(b)	716	24,330
Hanesbrands, Inc.	6,232	27,795
Kontoor Brands, Inc. (b)	867	54,118
Levi Strauss & Co. Class A (b)	1,704	28,184
lululemon athletica, Inc. (a)	2,011	1,028,204
Movado Group, Inc.	280	8,442
NIKE, Inc. Class B	21,306	2,313,192
Oxford Industries, Inc.	264	26,400
PVH Corp.	1,090	133,111
Ralph Lauren Corp.	702	101,228
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,335	145,564
Steven Madden Ltd.	1,235	51,870
Tapestry, Inc.	4,032	148,418
Under Armour, Inc.:
Class A (sub. vtg.) (a)	331	2,909
Class C (non-vtg.) (a)	6,561	54,784
Unifi, Inc. (a)	384	2,557
VF Corp.	5,753	108,156
Wolverine World Wide, Inc.	1,310	11,646
		4,890,936
TOTAL CONSUMER DISCRETIONARY		88,737,759
CONSUMER STAPLES - 5.5%
Beverages - 1.3%
Boston Beer Co., Inc. Class A (a)	165	57,022
Brown-Forman Corp. Class B (non-vtg.)	3,189	182,092
Celsius Holdings, Inc. (a)(b)	2,569	140,062
Coca-Cola Bottling Co. Consolidated	81	75,200
Constellation Brands, Inc. Class A (sub. vtg.)	2,805	678,109
Duckhorn Portfolio, Inc. (a)	696	6,856
Keurig Dr. Pepper, Inc.	17,502	583,167
MGP Ingredients, Inc.	273	26,896
Molson Coors Beverage Co. Class B	3,227	197,525
Monster Beverage Corp.	12,938	745,358
National Beverage Corp. (a)(b)	415	20,634
PepsiCo, Inc.	23,939	4,065,800
The Coca-Cola Co.	67,681	3,988,441
The Vita Coco Co., Inc. (a)	520	13,338
		10,780,500
Consumer Staples Distribution & Retail - 1.6%
Albertsons Companies, Inc.	6,989	160,747
Andersons, Inc.	559	32,165
BJ's Wholesale Club Holdings, Inc. (a)	2,340	155,984
Blue Apron Holdings, Inc.:
warrants 11/4/28 (a)(c)	142	0
warrants 11/4/28 (a)(c)	142	0
warrants 11/4/28 (a)(c)	142	0
Casey's General Stores, Inc.	650	178,581
Chefs' Warehouse Holdings (a)	626	18,423
Costco Wholesale Corp.	7,706	5,086,576
Dollar General Corp.	3,815	518,649
Dollar Tree, Inc. (a)	3,642	517,346
Grocery Outlet Holding Corp. (a)	1,737	46,830
Ingles Markets, Inc. Class A	257	22,197
Kroger Co.	11,482	524,842
Performance Food Group Co. (a)	2,716	187,811
PriceSmart, Inc.	446	33,798
SpartanNash Co.	609	13,977
Sprouts Farmers Market LLC (a)	1,773	85,299
Sysco Corp.	8,783	642,301
Target Corp.	8,027	1,143,205
U.S. Foods Holding Corp. (a)	3,949	179,324
United Natural Foods, Inc. (a)	1,012	16,425
Walgreens Boots Alliance, Inc.	12,468	325,539
Walmart, Inc.	24,819	3,912,715
Weis Markets, Inc.	287	18,357
		13,821,091
Food Products - 0.9%
Alico, Inc.	108	3,141
Archer Daniels Midland Co.	9,326	673,524
B&G Foods, Inc. Class A (b)	1,221	12,821
Benson Hill, Inc. (a)	2,160	375
Beyond Meat, Inc. (a)(b)	1,187	10,564
BRC, Inc. Class A (a)(b)	606	2,200
Bunge Global SA	2,620	264,489
Cal-Maine Foods, Inc.	695	39,886
Calavo Growers, Inc.	333	9,794
Campbell Soup Co.	3,426	148,106
Conagra Brands, Inc.	8,314	238,279
Darling Ingredients, Inc. (a)	2,778	138,456
Flowers Foods, Inc.	3,354	75,499
Fresh Del Monte Produce, Inc.	576	15,120
Freshpet, Inc. (a)(b)	847	73,486
General Mills, Inc.	10,178	662,995
Hormel Foods Corp.	5,042	161,899
Ingredion, Inc.	1,150	124,810
J&J Snack Foods Corp.	268	44,794
John B. Sanfilippo & Son, Inc.	163	16,796
Kellanova	4,587	256,459
Lamb Weston Holdings, Inc.	2,536	274,116
Lancaster Colony Corp.	358	59,568
Lifecore Biomedical (a)	482	2,984
McCormick & Co., Inc. (non-vtg.)	4,369	298,927
Mission Produce, Inc. (a)(b)	667	6,730
Mondelez International, Inc.	23,657	1,713,477
Pilgrim's Pride Corp. (a)	683	18,892
Post Holdings, Inc. (a)(b)	884	77,845
Seaboard Corp.	4	14,280
Seneca Foods Corp. Class A (a)	90	4,720
Sovos Brands, Inc. (a)(b)	1,063	23,418
The Hain Celestial Group, Inc. (a)	1,541	16,874
The Hershey Co.	2,607	486,049
The J.M. Smucker Co.	1,777	224,577
The Kraft Heinz Co.	13,884	513,430
The Simply Good Foods Co. (a)	1,585	62,766
Tootsie Roll Industries, Inc.	293	9,739
TreeHouse Foods, Inc. (a)	880	36,476
Tyson Foods, Inc. Class A	4,968	267,030
Utz Brands, Inc. Class A	1,148	18,644
Vital Farms, Inc. (a)	420	6,590
Westrock Coffee Holdings (a)(b)	497	5,074
Whole Earth Brands, Inc. Class A (a)(b)	531	1,811
WK Kellogg Co.	1,090	14,323
		7,131,833
Household Products - 1.0%
Central Garden & Pet Co. (a)	734	36,781
Central Garden & Pet Co. Class A (non-vtg.) (a)	81	3,567
Church & Dwight Co., Inc.	4,277	404,433
Colgate-Palmolive Co.	14,372	1,145,592
Energizer Holdings, Inc.	1,144	36,242
Kimberly-Clark Corp.	5,878	714,236
Procter & Gamble Co.	40,992	6,006,968
Reynolds Consumer Products, Inc.	950	25,498
Spectrum Brands Holdings, Inc.	624	49,776
The Clorox Co.	2,153	306,996
WD-40 Co.	236	56,421
		8,786,510
Personal Care Products - 0.2%
BellRing Brands, Inc. (a)	2,281	126,436
Coty, Inc. Class A (a)	6,251	77,637
Edgewell Personal Care Co.	866	31,722
elf Beauty, Inc. (a)	947	136,690
Estee Lauder Companies, Inc. Class A	4,033	589,826
Herbalife Ltd. (a)(b)	1,762	26,888
Inter Parfums, Inc.	309	44,499
Kenvue, Inc.	29,980	645,469
MediFast, Inc. (b)	198	13,310
Nu Skin Enterprises, Inc. Class A	846	16,429
The Beauty Health Co. (a)(b)	1,306	4,062
The Honest Co., Inc. (a)	1,044	3,445
USANA Health Sciences, Inc. (a)	192	10,291
		1,726,704
Tobacco - 0.5%
Altria Group, Inc.	30,854	1,244,650
Philip Morris International, Inc.	26,994	2,539,596
Turning Point Brands, Inc.	322	8,475
Universal Corp.	420	28,274
Vector Group Ltd.	2,339	26,384
		3,847,379
TOTAL CONSUMER STAPLES		46,094,017
ENERGY - 3.9%
Energy Equipment & Services - 0.5%
Archrock, Inc.	2,374	36,560
Baker Hughes Co. Class A	17,557	600,098
Bristow Group, Inc. (a)	403	11,393
Cactus, Inc.	1,107	50,258
Championx Corp.	3,428	100,132
Core Laboratories, Inc.	818	14,446
Diamond Offshore Drilling, Inc. (a)	1,783	23,179
DMC Global, Inc. (a)	373	7,020
Dril-Quip, Inc. (a)	561	13,054
Expro Group Holdings NV (a)	1,449	23,068
Halliburton Co.	15,635	565,205
Helix Energy Solutions Group, Inc. (a)	2,400	24,672
Helmerich & Payne, Inc. (b)	1,743	63,131
Liberty Oilfield Services, Inc. Class A	2,718	49,305
Nabors Industries Ltd. (a)	151	12,326
Newpark Resources, Inc. (a)	1,326	8,805
Noble Corp. PLC	1,886	90,830
NOV, Inc.	6,873	139,384
Oceaneering International, Inc. (a)	1,717	36,538
Oil States International, Inc. (a)	1,047	7,109
Patterson-UTI Energy, Inc.	5,596	60,437
ProFrac Holding Corp. (a)(b)	371	3,146
ProPetro Holding Corp. (a)	1,485	12,444
RPC, Inc. (b)	1,379	10,039
Schlumberger Ltd.	24,722	1,286,533
Select Water Solutions, Inc. Class A	1,441	10,937
Solaris Oilfield Infrastructure, Inc. Class A	553	4,402
TechnipFMC PLC	7,616	153,386
TETRA Technologies, Inc. (a)	2,098	9,483
Tidewater, Inc. (a)	850	61,294
Transocean Ltd. (United States) (a)(b)	11,732	74,498
U.S. Silica Holdings, Inc. (a)	1,352	15,291
Valaris Ltd. (a)	1,110	76,113
Weatherford International PLC (a)	1,251	122,385
		3,776,901
Oil, Gas & Consumable Fuels - 3.4%
Amplify Energy Corp. (a)	709	4,204
Antero Midstream GP LP	5,855	73,363
Antero Resources Corp. (a)	4,920	111,586
APA Corp.	5,349	191,922
Ardmore Shipping Corp.	680	9,581
Berry Corp.	1,174	8,253
California Resources Corp.	1,133	61,952
Callon Petroleum Co. (a)	957	31,007
Centrus Energy Corp. Class A (a)	213	11,589
Cheniere Energy, Inc.	4,184	714,251
Chesapeake Energy Corp. (b)	1,958	150,649
Chevron Corp.	30,856	4,602,481
Chord Energy Corp.	721	119,852
Civitas Resources, Inc.	1,485	101,544
Clean Energy Fuels Corp. (a)(b)	3,055	11,701
CNX Resources Corp. (a)	2,817	56,340
Comstock Resources, Inc. (b)	1,618	14,319
ConocoPhillips Co.	20,826	2,417,274
CONSOL Energy, Inc.	504	50,667
Coterra Energy, Inc.	13,177	336,277
Crescent Energy, Inc. Class A (b)	1,218	16,090
CVR Energy, Inc. (b)	491	14,877
Delek U.S. Holdings, Inc.	1,031	26,600
Devon Energy Corp.	11,149	505,050
Diamondback Energy, Inc.	3,109	482,144
Dorian LPG Ltd.	594	26,059
DT Midstream, Inc.	1,682	92,174
Enviva, Inc. (b)	487	485
EOG Resources, Inc.	10,127	1,224,861
EQT Corp.	6,293	243,287
Equitrans Midstream Corp.	7,564	77,002
Evolution Petroleum Corp.	475	2,760
Excelerate Energy, Inc.	272	4,205
Exxon Mobil Corp.	69,620	6,960,608
FutureFuel Corp.	509	3,095
Gevo, Inc. (a)(b)	3,909	4,534
Green Plains, Inc. (a)	1,059	26,708
Gulfport Energy Corp. (a)	169	22,511
Hallador Energy Co. (a)	377	3,333
Hess Corp.	4,807	692,977
HF Sinclair Corp.	2,531	140,648
International Seaways, Inc.	643	29,244
Kinder Morgan, Inc.	33,674	594,009
Kinetik Holdings, Inc. (b)	258	8,617
Kosmos Energy Ltd. (a)	8,100	54,351
Magnolia Oil & Gas Corp. Class A	3,281	69,852
Marathon Oil Corp.	10,542	254,695
Marathon Petroleum Corp.	6,952	1,031,399
Matador Resources Co.	1,930	109,740
Murphy Oil Corp.	2,583	110,191
New Fortress Energy, Inc. (b)	1,160	43,767
Nextdecade Corp. (a)(b)	1,324	6,315
Northern Oil & Gas, Inc. (b)	1,467	54,382
Occidental Petroleum Corp.	11,542	689,173
ONEOK, Inc.	10,126	711,048
Overseas Shipholding Group, Inc.	1,023	5,391
Ovintiv, Inc.	4,416	193,951
Par Pacific Holdings, Inc. (a)	964	35,061
PBF Energy, Inc. Class A	1,915	84,183
Peabody Energy Corp.	1,969	47,886
Permian Resource Corp. Class A	4,846	65,906
Phillips 66 Co.	7,743	1,030,903
Pioneer Natural Resources Co.	4,055	911,888
Range Resources Corp.	4,201	127,878
Rex American Resources Corp. (a)	273	12,913
Riley Exploration Permian, Inc.	61	1,662
Ring Energy, Inc. (a)	852	1,244
SandRidge Energy, Inc.	565	7,724
Scorpio Tankers, Inc.	845	51,376
SilverBow Resources, Inc. (a)	214	6,223
Sitio Royalties Corp.	1,408	33,102
SM Energy Co.	2,068	80,073
Southwestern Energy Co. (a)	19,176	125,603
Talos Energy, Inc. (a)	1,707	24,291
Targa Resources Corp.	3,888	337,751
Teekay Corp. (a)	1,080	7,722
Teekay Tankers Ltd.	429	21,437
Tellurian, Inc. (a)(b)	10,182	7,694
Texas Pacific Land Corp.	108	169,825
The Williams Companies, Inc.	21,137	736,202
Uranium Energy Corp. (a)(b)	6,676	42,726
VAALCO Energy, Inc.	1,936	8,693
Valero Energy Corp.	6,142	798,460
Vertex Energy, Inc. (a)(b)	1,412	4,787
Vital Energy, Inc. (a)	284	12,919
Vitesse Energy, Inc. (b)	392	8,581
W&T Offshore, Inc. (b)	1,749	5,702
World Kinect Corp.	1,046	23,828
		28,449,188
TOTAL ENERGY		32,226,089
FINANCIALS - 13.1%
Banks - 3.4%
1st Source Corp.	289	15,881
Amalgamated Financial Corp.	290	7,813
Amerant Bancorp, Inc. Class A	445	10,934
Ameris Bancorp	1,129	59,893
Associated Banc-Corp.	2,605	55,721
Atlantic Union Bankshares Corp.	1,291	47,173
Axos Financial, Inc. (a)	916	50,014
Banc of California, Inc.	862	11,577
BancFirst Corp.	251	24,430
Bancorp, Inc., Delaware (a)	957	36,902
Bank First National Corp.	153	13,259
Bank of America Corp.	120,225	4,047,976
Bank of Hawaii Corp. (b)	693	50,215
Bank of Marin Bancorp	231	5,087
Bank OZK	1,838	91,588
BankUnited, Inc.	1,298	42,094
Banner Corp.	605	32,404
Berkshire Hills Bancorp, Inc.	796	19,765
BOK Financial Corp.	480	41,112
Bridgewater Bancshares, Inc. (a)	353	4,773
Brookline Bancorp, Inc., Delaware	1,490	16,256
Business First Bancshares, Inc.	392	9,663
Byline Bancorp, Inc.	509	11,992
Cadence Bank	3,199	94,658
Cambridge Bancorp	127	8,814
Camden National Corp.	270	10,160
Capitol Federal Financial, Inc.	2,129	13,732
Cathay General Bancorp	1,266	56,426
Central Pacific Financial Corp.	490	9,643
Citigroup, Inc.	33,480	1,722,211
Citizens Financial Group, Inc.	8,223	272,510
City Holding Co.	253	27,896
CNB Financial Corp., Pennsylvania	340	7,681
Coastal Financial Corp. of Washington (a)	198	8,793
Columbia Banking Systems, Inc.	3,634	96,955
Columbia Financial, Inc. (a)	524	10,103
Comerica, Inc.	2,295	128,084
Commerce Bancshares, Inc.	2,075	110,826
Community Bank System, Inc.	934	48,671
Community Trust Bancorp, Inc.	261	11,447
ConnectOne Bancorp, Inc.	611	13,998
CrossFirst Bankshares, Inc. (a)	805	10,932
Cullen/Frost Bankers, Inc.	1,117	121,183
Customers Bancorp, Inc. (a)	502	28,925
CVB Financial Corp.	2,336	47,164
Dime Community Bancshares, Inc.	628	16,912
Eagle Bancorp, Inc.	531	16,004
East West Bancorp, Inc.	2,462	177,141
Eastern Bankshares, Inc.	2,782	39,504
Enterprise Financial Services Corp.	664	29,648
Equity Bancshares, Inc.	232	7,865
Esquire Financial Holdings, Inc.	111	5,546
Farmers National Banc Corp.	563	8,135
FB Financial Corp.	621	24,747
Fifth Third Bancorp	11,845	408,534
First Bancorp, North Carolina	731	27,054
First Bancorp, Puerto Rico	3,097	50,946
First Bancshares, Inc.	509	14,929
First Busey Corp.	913	22,661
First Citizens Bancshares, Inc.	207	293,727
First Commonwealth Financial Corp.	1,748	26,989
First Financial Bancorp, Ohio	1,648	39,140
First Financial Bankshares, Inc. (b)	2,244	67,993
First Financial Corp., Indiana	173	7,444
First Foundation, Inc.	992	9,603
First Hawaiian, Inc.	2,213	50,589
First Horizon National Corp.	9,727	137,734
First Interstate Bancsystem, Inc.	1,423	43,757
First Merchants Corp.	1,058	39,231
First of Long Island Corp.	379	5,018
Flushing Financial Corp.	550	9,064
FNB Corp., Pennsylvania	6,190	85,236
Fulton Financial Corp.	2,863	47,125
German American Bancorp, Inc.	523	16,950
Glacier Bancorp, Inc.	1,947	80,450
Great Southern Bancorp, Inc.	143	8,487
Hancock Whitney Corp.	1,486	72,205
Hanmi Financial Corp.	525	10,185
HarborOne Bancorp, Inc.	675	8,087
Heartland Financial U.S.A., Inc.	661	24,860
Heritage Commerce Corp.	1,041	10,327
Heritage Financial Corp., Washington	605	12,941
Hilltop Holdings, Inc.	817	28,767
Hingham Institution for Savings	33	6,415
Home Bancshares, Inc.	3,294	83,437
HomeStreet, Inc.	293	3,018
HomeTrust Bancshares, Inc.	301	8,103
Hope Bancorp, Inc.	2,125	25,670
Horizon Bancorp, Inc. Indiana	639	9,144
Huntington Bancshares, Inc.	25,195	320,480
Independent Bank Corp.	367	9,549
Independent Bank Corp.	771	50,740
Independent Bank Group, Inc.	632	32,156
International Bancshares Corp.	912	49,540
JPMorgan Chase & Co.	50,533	8,595,663
Kearny Financial Corp.	1,058	9,490
KeyCorp	16,281	234,446
Lakeland Bancorp, Inc.	1,169	17,290
Lakeland Financial Corp.	433	28,214
Live Oak Bancshares, Inc.	556	25,298
M&T Bank Corp.	2,886	395,613
Mercantile Bank Corp.	256	10,337
Metropolitan Bank Holding Corp. (a)	176	9,747
Midland States Bancorp, Inc.	376	10,363
National Bank Holdings Corp.	662	24,620
NBT Bancorp, Inc.	815	34,157
New York Community Bancorp, Inc.	12,573	128,622
Nicolet Bankshares, Inc.	226	18,188
Northfield Bancorp, Inc.	644	8,102
Northwest Bancshares, Inc.	2,147	26,795
OceanFirst Financial Corp.	1,069	18,558
OFG Bancorp	842	31,558
Old National Bancorp, Indiana	5,114	86,375
Old Second Bancorp, Inc.	687	10,607
Origin Bancorp, Inc.	506	17,998
Pacific Premier Bancorp, Inc.	1,660	48,323
Park National Corp.	256	34,012
Pathward Financial, Inc.	453	23,977
Peapack-Gladstone Financial Corp.	292	8,707
Peoples Bancorp, Inc.	594	20,053
Pinnacle Financial Partners, Inc.	1,337	116,613
PNC Financial Services Group, Inc.	6,926	1,072,491
Popular, Inc.	1,257	103,162
Preferred Bank, Los Angeles	220	16,071
Premier Financial Corp.	628	15,135
Prosperity Bancshares, Inc.	1,633	110,603
Provident Bancorp, Inc. (a)	249	2,507
Provident Financial Services, Inc.	1,279	23,060
QCR Holdings, Inc.	298	17,400
Regions Financial Corp.	16,326	316,398
Renasant Corp.	992	33,411
S&T Bancorp, Inc.	643	21,489
Sandy Spring Bancorp, Inc.	802	21,846
Seacoast Banking Corp., Florida	1,453	41,352
ServisFirst Bancshares, Inc.	844	56,236
Simmons First National Corp. Class A	2,211	43,866
Southern Missouri Bancorp, Inc.	162	8,649
Southside Bancshares, Inc.	502	15,723
Southstate Corp.	1,326	111,981
Stellar Bancorp, Inc.	824	22,940
Stock Yards Bancorp, Inc.	483	24,870
Synovus Financial Corp.	2,546	95,857
Texas Capital Bancshares, Inc. (a)	824	53,255
TFS Financial Corp. (b)	833	12,237
Tompkins Financial Corp.	213	12,829
TowneBank	1,202	35,772
Trico Bancshares	598	25,696
Triumph Bancorp, Inc. (a)	373	29,907
Truist Financial Corp.	23,170	855,436
Trustco Bank Corp., New York	304	9,439
Trustmark Corp.	1,065	29,692
U.S. Bancorp	27,080	1,172,022
UMB Financial Corp.	753	62,913
United Bankshares, Inc., West Virginia	2,359	88,580
United Community Bank, Inc.	2,050	59,983
Univest Corp. of Pennsylvania	535	11,786
Valley National Bancorp	7,430	80,690
Veritex Holdings, Inc.	980	22,805
WaFd, Inc.	1,138	37,508
Washington Trust Bancorp, Inc.	304	9,844
Webster Financial Corp.	3,015	153,041
Wells Fargo & Co.	63,624	3,131,573
WesBanco, Inc.	1,043	32,719
Westamerica Bancorp.	473	26,682
Western Alliance Bancorp.	1,905	125,330
Wintrust Financial Corp.	1,068	99,057
WSFS Financial Corp.	1,067	49,007
Zions Bancorp NA	2,579	113,141
		28,660,838
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	610	92,366
Ameriprise Financial, Inc.	1,785	677,997
Ares Management Corp.	2,869	341,181
Artisan Partners Asset Management, Inc.	1,191	52,618
Assetmark Financial Holdings, Inc. (a)	416	12,459
B. Riley Financial, Inc. (b)	275	5,772
Bakkt Holdings, Inc. Class A (a)(b)	1,121	2,500
Bank of New York Mellon Corp.	13,541	704,809
BGC Group, Inc. Class A	6,885	49,710
BlackRock, Inc. Class A	2,440	1,980,792
Blackstone, Inc.	12,342	1,615,815
Blue Owl Capital, Inc. Class A	7,040	104,896
Bridge Investment Group Holdings, Inc.	454	4,440
BrightSphere Investment Group, Inc.	597	11,439
Carlyle Group LP	3,755	152,791
Cboe Global Markets, Inc.	1,833	327,300
Charles Schwab Corp.	25,863	1,779,374
CME Group, Inc.	6,255	1,317,303
Cohen & Steers, Inc.	433	32,791
Coinbase Global, Inc. (a)	2,940	511,325
Diamond Hill Investment Group, Inc.	55	9,107
Donnelley Financial Solutions, Inc. (a)	440	27,443
Evercore, Inc. Class A	606	103,656
FactSet Research Systems, Inc.	663	316,284
Federated Hermes, Inc.	1,553	52,585
Franklin Resources, Inc.	4,952	147,520
GCM Grosvenor, Inc. Class A (b)	646	5,788
Goldman Sachs Group, Inc.	5,733	2,211,619
Hamilton Lane, Inc. Class A	637	72,261
Houlihan Lokey	894	107,200
Interactive Brokers Group, Inc.	1,862	154,360
Intercontinental Exchange, Inc.	9,952	1,278,135
Invesco Ltd.	7,815	139,420
Janus Henderson Group PLC	2,331	70,280
Jefferies Financial Group, Inc.	3,074	124,220
KKR & Co. LP	11,256	932,560
Lazard, Inc. Class A	1,975	68,730
LPL Financial	1,327	302,052
MarketAxess Holdings, Inc.	656	192,110
Moelis & Co. Class A	1,143	64,157
Moody's Corp.	2,743	1,071,306
Morgan Stanley	22,190	2,069,218
Morningstar, Inc.	452	129,380
MSCI, Inc.	1,375	777,769
NASDAQ, Inc.	5,896	342,793
Northern Trust Corp.	3,601	303,852
Open Lending Corp. (a)	1,813	15,429
Oppenheimer Holdings, Inc. Class A (non-vtg.)	116	4,793
P10, Inc.	791	8,084
Perella Weinberg Partners Class A	775	9,478
Piper Jaffray Companies	257	44,942
PJT Partners, Inc. (b)	381	38,812
Raymond James Financial, Inc.	3,272	364,828
Robinhood Markets, Inc. (a)	9,556	121,743
S&P Global, Inc.	5,659	2,492,903
SEI Investments Co.	1,747	111,022
State Street Corp.	5,542	429,283
StepStone Group, Inc. Class A	892	28,392
Stifel Financial Corp.	1,820	125,853
StoneX Group, Inc. (a)	462	34,109
T. Rowe Price Group, Inc.	3,903	420,314
TPG, Inc.	1,039	44,854
Tradeweb Markets, Inc. Class A	1,992	181,033
Victory Capital Holdings, Inc.	631	21,732
Virtu Financial, Inc. Class A	1,622	32,862
Virtus Investment Partners, Inc.	120	29,011
WisdomTree Investments, Inc.	2,082	14,428
		25,425,388
Consumer Finance - 0.5%
Ally Financial, Inc.	4,722	164,892
American Express Co.	10,116	1,895,131
Bread Financial Holdings, Inc.	887	29,218
Capital One Financial Corp.	6,633	869,719
Credit Acceptance Corp. (a)(b)	110	58,600
Discover Financial Services	4,347	488,603
Encore Capital Group, Inc. (a)(b)	409	20,757
Enova International, Inc. (a)	543	30,060
EZCORP, Inc. (non-vtg.) Class A (a)(b)	986	8,618
FirstCash Holdings, Inc.	647	70,128
Green Dot Corp. Class A (a)	772	7,643
LendingClub Corp. (a)	1,809	15,811
LendingTree, Inc. (a)	211	6,398
Navient Corp.	1,509	28,098
Nelnet, Inc. Class A	315	27,789
NerdWallet, Inc. (a)	729	10,731
OneMain Holdings, Inc.	2,089	102,779
Oportun Financial Corp. (a)	382	1,494
PRA Group, Inc. (a)	712	18,654
PROG Holdings, Inc. (a)	811	25,068
SLM Corp.	3,887	74,319
SoFi Technologies, Inc. (a)(b)	16,527	164,444
Synchrony Financial	7,275	277,832
Upstart Holdings, Inc. (a)(b)	1,248	50,993
World Acceptance Corp. (a)	54	7,049
		4,454,828
Financial Services - 3.9%
A-Mark Precious Metals, Inc. (b)	307	9,287
Affirm Holdings, Inc. (a)(b)	3,732	183,390
Apollo Global Management, Inc.	7,590	707,312
AvidXchange Holdings, Inc. (a)	2,905	35,993
Berkshire Hathaway, Inc. Class B (a)	31,714	11,311,115
Block, Inc. Class A (a)	9,556	739,157
Cannae Holdings, Inc. (a)	1,189	23,197
Cantaloupe, Inc. (a)	866	6,417
Cass Information Systems, Inc.	228	10,271
Enact Holdings, Inc.	512	14,792
Equitable Holdings, Inc.	5,684	189,277
Essent Group Ltd.	1,860	98,096
Euronet Worldwide, Inc. (a)	812	82,410
EVERTEC, Inc.	1,115	45,648
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	157	30,022
Fidelity National Information Services, Inc.	10,304	618,961
Fiserv, Inc. (a)	10,599	1,407,971
FleetCor Technologies, Inc. (a)	1,286	363,436
Flywire Corp. (a)	1,862	43,105
Global Payments, Inc.	4,522	574,294
i3 Verticals, Inc. Class A (a)	430	9,103
International Money Express, Inc. (a)	635	14,027
Jack Henry & Associates, Inc.	1,268	207,204
Jackson Financial, Inc.	1,279	65,485
Marqeta, Inc. Class A (a)	7,561	52,776
MasterCard, Inc. Class A	14,469	6,171,173
Merchants Bancorp	466	19,842
MGIC Investment Corp.	4,903	94,579
Mr. Cooper Group, Inc. (a)	1,164	75,800
NCR Atleos Corp.	1,199	29,124
NMI Holdings, Inc. (a)	1,435	42,591
Paymentus Holdings, Inc. (a)(b)	343	6,129
Payoneer Global, Inc. (a)	4,429	23,075
PayPal Holdings, Inc. (a)	19,099	1,172,870
PennyMac Financial Services, Inc.	494	43,655
Radian Group, Inc.	2,737	78,141
Remitly Global, Inc. (a)	2,327	45,190
Repay Holdings Corp. (a)	1,307	11,162
Rocket Companies, Inc. (a)	2,135	30,915
Shift4 Payments, Inc. (a)	983	73,076
The Western Union Co.	6,522	77,742
Toast, Inc. (a)(b)	6,296	114,965
UWM Holdings Corp. Class A (b)	1,737	12,420
Visa, Inc. Class A	27,942	7,274,700
Voya Financial, Inc.	1,840	134,246
Walker & Dunlop, Inc.	572	63,498
WEX, Inc. (a)	748	145,523
		32,583,162
Insurance - 2.1%
AFLAC, Inc.	9,397	775,253
Allstate Corp.	4,549	636,769
AMBAC Financial Group, Inc. (a)	781	12,871
American Equity Investment Life Holding Co.	1,077	60,097
American Financial Group, Inc.	1,152	136,961
American International Group, Inc.	12,378	838,610
Amerisafe, Inc.	337	15,765
Aon PLC	3,527	1,026,428
Arch Capital Group Ltd. (a)	6,486	481,715
Arthur J. Gallagher & Co.	3,746	842,400
Assurant, Inc.	922	155,348
Assured Guaranty Ltd.	974	72,884
Axis Capital Holdings Ltd.	1,351	74,805
Brighthouse Financial, Inc. (a)	1,126	59,588
Brown & Brown, Inc.	4,088	290,698
BRP Group, Inc. (a)	1,145	27,503
Chubb Ltd.	7,142	1,614,092
Cincinnati Financial Corp.	2,728	282,239
CNO Financial Group, Inc.	1,964	54,796
eHealth, Inc. (a)	452	3,941
Employers Holdings, Inc.	464	18,282
Enstar Group Ltd. (a)	232	68,289
Erie Indemnity Co. Class A	434	145,355
Everest Re Group Ltd.	755	266,953
Fidelity National Financial, Inc.	4,495	229,335
First American Financial Corp.	1,791	115,412
Genworth Financial, Inc. Class A (a)	8,169	54,569
Globe Life, Inc.	1,509	183,675
Goosehead Insurance (a)	410	31,078
Hagerty, Inc. Class A (a)	497	3,877
Hanover Insurance Group, Inc.	623	75,645
Hartford Financial Services Group, Inc.	5,315	427,220
HCI Group, Inc. (b)	110	9,614
Hippo Holdings, Inc. (a)	246	2,244
Horace Mann Educators Corp.	711	23,250
James River Group Holdings Ltd.	664	6,135
Kemper Corp.	1,062	51,688
Kinsale Capital Group, Inc.	383	128,271
Lemonade, Inc. (a)(b)	1,063	17,146
Lincoln National Corp.	2,968	80,047
Loews Corp.	3,199	222,618
Markel Group, Inc. (a)	231	327,997
Marsh & McLennan Companies, Inc.	8,586	1,626,789
MBIA, Inc. (b)	724	4,431
Mercury General Corp.	470	17,536
MetLife, Inc.	10,987	726,570
National Western Life Group, Inc.	40	19,321
Old Republic International Corp.	4,580	134,652
Oscar Health, Inc. (a)	2,399	21,951
Palomar Holdings, Inc. (a)	435	24,143
Primerica, Inc.	621	127,777
Principal Financial Group, Inc.	3,869	304,374
ProAssurance Corp.	907	12,508
Progressive Corp.	10,179	1,621,311
Prudential Financial, Inc.	6,311	654,514
Reinsurance Group of America, Inc.	1,151	186,209
RenaissanceRe Holdings Ltd.	890	174,440
RLI Corp.	699	93,051
Ryan Specialty Group Holdings, Inc. (a)(b)	1,741	74,898
Safety Insurance Group, Inc.	252	19,149
Selective Insurance Group, Inc.	1,053	104,752
Selectquote, Inc. (a)	2,384	3,266
Siriuspoint Ltd. (a)	1,586	18,398
Stewart Information Services Corp.	478	28,083
The Travelers Companies, Inc.	3,981	758,341
Trupanion, Inc. (a)(b)	608	18,550
United Fire Group, Inc.	341	6,861
Universal Insurance Holdings, Inc.	495	7,910
Unum Group	3,198	144,614
W.R. Berkley Corp.	3,538	250,207
White Mountains Insurance Group Ltd.	44	66,220
Willis Towers Watson PLC	1,823	439,708
		17,641,997
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	10,552	103,515
Annaly Capital Management, Inc.	8,604	166,659
Apollo Commercial Real Estate Finance, Inc.	2,236	26,251
Arbor Realty Trust, Inc. (b)	3,228	49,001
Ares Commercial Real Estate Corp. (b)	909	9,417
Armour Residential REIT, Inc. (b)	787	15,205
Blackstone Mortgage Trust, Inc. (b)	3,014	64,108
BrightSpire Capital, Inc.	2,269	16,881
Cherry Hill Mortgage Investment Corp. (b)	564	2,279
Chimera Investment Corp.	3,852	19,221
Claros Mortgage Trust, Inc. (b)	2,159	29,427
Dynex Capital, Inc.	1,000	12,520
Ellington Financial LLC (b)	1,201	15,265
Franklin BSP Realty Trust, Inc.	1,476	19,941
Granite Point Mortgage Trust, Inc.	859	5,102
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	1,883	51,933
Invesco Mortgage Capital, Inc.	707	6,264
KKR Real Estate Finance Trust, Inc.	1,069	14,143
Ladder Capital Corp. Class A	1,995	22,962
MFA Financial, Inc.	1,757	19,801
New York Mortgage Trust, Inc.	1,594	13,597
Orchid Island Capital, Inc. (b)	671	5,657
PennyMac Mortgage Investment Trust	1,481	22,141
Ready Capital Corp.	2,702	27,696
Redwood Trust, Inc.	1,954	14,479
Rithm Capital Corp.	8,433	90,064
Starwood Property Trust, Inc. (b)	5,191	109,115
TPG RE Finance Trust, Inc.	1,096	7,124
Two Harbors Investment Corp.	1,645	22,915
		982,683
TOTAL FINANCIALS		109,748,896
HEALTH CARE - 12.0%
Biotechnology - 2.3%
2seventy bio, Inc. (a)(b)	841	3,591
4D Molecular Therapeutics, Inc. (a)	478	9,684
Aadi Bioscience, Inc. (a)	263	531
AbbVie, Inc.	30,696	4,756,959
ACADIA Pharmaceuticals, Inc. (a)	2,067	64,718
Acelyrin, Inc.	533	3,976
Actinium Pharmaceuticals, Inc. (a)	400	2,032
Adicet Bio, Inc. (a)	499	943
ADMA Biologics, Inc. (a)	3,753	16,964
Aerovate Therapeutics, Inc. (a)	288	6,517
Agenus, Inc.	5,256	4,351
Agios Pharmaceuticals, Inc. (a)	931	20,733
Akero Therapeutics, Inc. (a)	949	22,159
Aldeyra Therapeutics, Inc. (a)	789	2,769
Alector, Inc. (a)	1,143	9,121
Alkermes PLC (a)	2,906	80,612
Allakos, Inc. (a)	1,152	3,145
Allogene Therapeutics, Inc. (a)(b)	1,973	6,333
Allovir, Inc. (a)	746	507
Alnylam Pharmaceuticals, Inc. (a)	2,175	416,317
Altimmune, Inc. (a)(b)	1,001	11,261
ALX Oncology Holdings, Inc. (a)	373	5,554
Amgen, Inc.	9,303	2,679,450
Amicus Therapeutics, Inc. (a)	4,499	63,841
AnaptysBio, Inc. (a)	311	6,662
Anavex Life Sciences Corp. (a)(b)	1,359	12,652
Anika Therapeutics, Inc. (a)	225	5,099
Annexon, Inc. (a)	619	2,810
Apellis Pharmaceuticals, Inc. (a)	1,761	105,413
Arbutus Biopharma Corp. (a)(b)	1,989	4,973
Arcellx, Inc. (a)	553	30,692
Arcturus Therapeutics Holdings, Inc. (a)	395	12,454
Arcus Biosciences, Inc. (a)	930	17,763
Arcutis Biotherapeutics, Inc. (a)(b)	1,101	3,556
Ardelyx, Inc. (a)	3,898	24,168
Arrowhead Pharmaceuticals, Inc. (a)	1,853	56,702
Ars Pharmaceuticals, Inc. (a)(b)	958	5,250
Atara Biotherapeutics, Inc. (a)	1,546	793
Avid Bioservices, Inc. (a)	1,151	7,482
Avidity Biosciences, Inc. (a)	1,139	10,308
Beam Therapeutics, Inc. (a)(b)	1,168	31,793
BioAtla, Inc. (a)(b)	495	1,218
BioCryst Pharmaceuticals, Inc. (a)(b)	3,177	19,030
Biogen, Inc. (a)	2,520	652,100
Biohaven Ltd. (a)	1,122	48,022
BioMarin Pharmaceutical, Inc. (a)	3,274	315,679
Biomea Fusion, Inc. (a)(b)	412	5,982
BioXcel Therapeutics, Inc. (a)(b)	308	909
bluebird bio, Inc. (a)	1,804	2,490
Blueprint Medicines Corp. (a)	1,048	96,668
BridgeBio Pharma, Inc. (a)	2,092	84,454
C4 Therapeutics, Inc. (a)(b)	739	4,175
CareDx, Inc. (a)	918	11,016
Caribou Biosciences, Inc. (a)	1,291	7,397
Carisma Therapeutics, Inc. rights (a)(c)	1,904	0
Cartesian Therapeutics, Inc.	1,985	1,368
Cartesian Therapeutics, Inc. rights (a)(c)	1,985	357
Catalyst Pharmaceutical Partners, Inc. (a)	1,724	28,980
Celldex Therapeutics, Inc. (a)	834	33,076
Cerevel Therapeutics Holdings (a)	1,198	50,795
Chimerix, Inc. (a)	1,642	1,580
Cogent Biosciences, Inc. (a)	1,274	7,491
Coherus BioSciences, Inc. (a)(b)	1,549	5,158
Crinetics Pharmaceuticals, Inc. (a)	982	34,940
CRISPR Therapeutics AG (a)(b)	1,382	86,513
Cullinan Oncology, Inc. (a)	633	6,450
Cytokinetics, Inc. (a)	1,654	138,092
CytomX Therapeutics, Inc. (a)(b)	1,241	1,924
Day One Biopharmaceuticals, Inc. (a)	955	13,943
Deciphera Pharmaceuticals, Inc. (a)	1,011	16,307
Denali Therapeutics, Inc. (a)	2,112	45,324
DermTech, Inc. (a)(b)	459	803
Design Therapeutics, Inc. (a)	491	1,301
Dynavax Technologies Corp. (a)(b)	2,194	30,672
Dyne Therapeutics, Inc. (a)	732	9,736
Eagle Pharmaceuticals, Inc. (a)	180	941
Editas Medicine, Inc. (a)	1,399	14,172
Emergent BioSolutions, Inc. (a)	669	1,606
Enanta Pharmaceuticals, Inc. (a)	307	2,889
Erasca, Inc. (a)	1,652	3,519
Exact Sciences Corp. (a)	3,145	232,667
Exelixis, Inc. (a)	5,540	132,905
Fate Therapeutics, Inc. (a)	1,562	5,842
FibroGen, Inc. (a)	1,392	1,234
G1 Therapeutics, Inc. (a)(b)	513	1,565
Generation Bio Co. (a)	997	1,645
Geron Corp. (a)(b)	8,135	17,165
Gilead Sciences, Inc.	21,671	1,755,568
Gossamer Bio, Inc. (a)	3,718	3,393
Gritstone Bio, Inc. (a)	1,651	3,368
Halozyme Therapeutics, Inc. (a)	2,299	84,971
Heron Therapeutics, Inc. (a)(b)	2,578	4,383
HilleVax, Inc. (a)	333	5,345
Icosavax, Inc. (a)	608	9,582
Ideaya Biosciences, Inc. (a)	982	34,940
IGM Biosciences, Inc. (a)(b)	361	3,000
ImmunityBio, Inc. (a)(b)	2,325	11,672
ImmunoGen, Inc. (a)	3,941	116,851
Immunovant, Inc. (a)	961	40,487
Incyte Corp. (a)	3,243	203,628
Inhibrx, Inc. (a)	403	15,314
Inovio Pharmaceuticals, Inc. (a)(b)	3,578	1,825
Inozyme Pharma, Inc. (a)	862	3,672
Insmed, Inc. (a)	2,505	77,630
Intellia Therapeutics, Inc. (a)	1,520	46,345
Ionis Pharmaceuticals, Inc. (a)	2,494	126,171
Iovance Biotherapeutics, Inc. (a)	3,704	30,114
Ironwood Pharmaceuticals, Inc. Class A (a)	2,390	27,342
iTeos Therapeutics, Inc. (a)	534	5,847
Janux Therapeutics, Inc. (a)(b)	348	3,734
Kalvista Pharmaceuticals, Inc. (a)	471	5,770
Karuna Therapeutics, Inc. (a)	624	197,502
Karyopharm Therapeutics, Inc. (a)(b)	1,625	1,406
Keros Therapeutics, Inc. (a)	392	15,586
Kezar Life Sciences, Inc. (a)	891	844
Kiniksa Pharmaceuticals Ltd. (a)	572	10,033
Kodiak Sciences, Inc. (a)	567	1,724
Krystal Biotech, Inc. (a)	422	52,353
Kura Oncology, Inc. (a)	1,272	18,291
Kymera Therapeutics, Inc. (a)(b)	709	18,051
Lyell Immunopharma, Inc. (a)	3,060	5,936
Macrogenics, Inc. (a)(b)	1,105	10,630
Madrigal Pharmaceuticals, Inc. (a)	273	63,167
MannKind Corp. (a)	4,457	16,223
Mersana Therapeutics, Inc. (a)	1,724	4,000
MiMedx Group, Inc. (a)	2,020	17,715
Mirati Therapeutics, Inc. (a)	1,093	64,214
Mirum Pharmaceuticals, Inc. (a)(b)	522	15,409
Moderna, Inc. (a)	5,761	572,931
Morphic Holding, Inc. (a)	672	19,407
Mural Oncology PLC	284	1,681
Myriad Genetics, Inc. (a)	1,443	27,619
Natera, Inc. (a)	1,874	117,387
Neurocrine Biosciences, Inc. (a)	1,701	224,124
Novavax, Inc. (a)(b)	1,528	7,334
Nurix Therapeutics, Inc. (a)(b)	745	7,688
Nuvalent, Inc. Class A (a)	459	33,778
Ocugen, Inc. (a)(b)	3,133	1,801
Omniab, Inc. (a)(c)	93	452
Omniab, Inc. (a)(c)	93	427
Organogenesis Holdings, Inc. Class A (a)	1,355	5,542
ORIC Pharmaceuticals, Inc. (a)(b)	780	7,176
PDL BioPharma, Inc. (a)(c)	644	105
PDS Biotechnology Corp. (a)(b)	610	3,032
PMV Pharmaceuticals, Inc. (a)	642	1,990
Poseida Therapeutics, Inc. (a)	1,479	4,969
Precigen, Inc. (a)	2,875	3,853
ProKidney Corp. (a)(b)	837	1,490
Protagonist Therapeutics, Inc. (a)	999	22,907
Prothena Corp. PLC (a)	667	24,239
PTC Therapeutics, Inc. (a)	1,308	36,048
Puma Biotechnology, Inc. (a)(b)	695	3,009
RAPT Therapeutics, Inc. (a)	527	13,096
Recursion Pharmaceuticals, Inc. (a)(b)	2,651	26,139
Regeneron Pharmaceuticals, Inc. (a)	1,856	1,630,106
REGENXBIO, Inc. (a)	720	12,924
Relay Therapeutics, Inc. (a)	1,539	16,944
Repligen Corp. (a)	903	162,359
Replimune Group, Inc. (a)	890	7,503
Revolution Medicines, Inc. (a)	1,738	49,846
Rhythm Pharmaceuticals, Inc. (a)	827	38,017
Rigel Pharmaceuticals, Inc. (a)	2,433	3,528
Rocket Pharmaceuticals, Inc. (a)	1,086	32,547
Sage Therapeutics, Inc. (a)	944	20,456
Sana Biotechnology, Inc. (a)(b)	1,862	7,597
Sangamo Therapeutics, Inc. (a)	2,252	1,224
Sarepta Therapeutics, Inc. (a)	1,624	156,602
Scholar Rock Holding Corp. (a)(b)	688	12,934
Seres Therapeutics, Inc. (a)	1,495	2,093
SpringWorks Therapeutics, Inc. (a)	908	33,142
Stoke Therapeutics, Inc. (a)	508	2,672
Sutro Biopharma, Inc. (a)	814	3,492
Syndax Pharmaceuticals, Inc. (a)	1,106	23,901
Tango Therapeutics, Inc. (a)(b)	917	9,078
TG Therapeutics, Inc. (a)(b)	2,469	42,171
Travere Therapeutics, Inc. (a)	1,091	9,808
Twist Bioscience Corp. (a)(b)	1,001	36,897
Ultragenyx Pharmaceutical, Inc. (a)	1,254	59,966
uniQure B.V. (a)	880	5,958
United Therapeutics Corp. (a)	817	179,650
Vanda Pharmaceuticals, Inc. (a)	1,015	4,283
Vaxart, Inc. (a)(b)	1,728	990
Vaxcyte, Inc. (a)	1,487	93,384
Vera Therapeutics, Inc. (a)	640	9,843
Veracyte, Inc. (a)(b)	1,256	34,553
Vericel Corp. (a)	838	29,841
Vertex Pharmaceuticals, Inc. (a)	4,489	1,826,529
Verve Therapeutics, Inc. (a)(b)	851	11,863
Viking Therapeutics, Inc. (a)(b)	1,706	31,749
Vir Biotechnology, Inc. (a)	1,485	14,939
Viridian Therapeutics, Inc. (a)(b)	721	15,703
Voyager Therapeutics, Inc. (a)	626	5,283
X4 Pharmaceuticals, Inc. (a)	1,699	1,425
Xencor, Inc. (a)	1,012	21,485
Y-mAbs Therapeutics, Inc. (a)	541	3,690
Zentalis Pharmaceuticals, Inc. (a)	952	14,423
		19,694,396
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	30,180	3,321,913
Align Technology, Inc. (a)	1,238	339,212
Alphatec Holdings, Inc. (a)	1,439	21,743
Angiodynamics, Inc. (a)	578	4,532
Artivion, Inc. (a)	688	12,301
Atricure, Inc. (a)	840	29,980
Atrion Corp.	21	7,955
Avanos Medical, Inc. (a)	800	17,944
AxoGen, Inc. (a)	776	5,300
Axonics Modulation Technologies, Inc. (a)	865	53,829
Baxter International, Inc.	8,810	340,595
Becton, Dickinson & Co.	5,046	1,230,366
Beyond Air, Inc. (a)(b)	312	612
Boston Scientific Corp. (a)	25,465	1,472,132
Butterfly Network, Inc. Class A (a)(b)	2,600	2,808
Cerus Corp. (a)	3,102	6,700
CONMED Corp. (b)	538	58,916
Cutera, Inc. (a)(b)	287	1,012
CVRx, Inc. (a)	171	5,376
Dentsply Sirona, Inc.	3,685	131,149
DexCom, Inc. (a)	6,746	837,111
Edwards Lifesciences Corp. (a)	10,575	806,344
Embecta Corp.	954	18,059
Enovis Corp. (a)	857	48,009
Envista Holdings Corp. (a)	2,858	68,763
GE Healthcare Holding LLC	6,805	526,163
Glaukos Corp. (a)	849	67,487
Globus Medical, Inc. (a)	2,048	109,138
Haemonetics Corp. (a)	887	75,847
Hologic, Inc. (a)	4,261	304,448
ICU Medical, Inc. (a)(b)	348	34,710
IDEXX Laboratories, Inc. (a)	1,444	801,492
Inari Medical, Inc. (a)	882	57,259
Inogen, Inc. (a)	325	1,784
Inspire Medical Systems, Inc. (a)	511	103,953
Insulet Corp. (a)	1,215	263,631
Integer Holdings Corp. (a)	587	58,160
Integra LifeSciences Holdings Corp. (a)	1,223	53,262
Intuitive Surgical, Inc. (a)	6,111	2,061,607
iRhythm Technologies, Inc. (a)	534	57,159
Lantheus Holdings, Inc. (a)	1,191	73,842
LeMaitre Vascular, Inc.	353	20,036
LivaNova PLC (a)	921	47,653
Masimo Corp. (a)(b)	773	90,603
Medtronic PLC	23,149	1,907,015
Merit Medical Systems, Inc. (a)	1,005	76,340
Neogen Corp. (a)	3,444	69,259
Nevro Corp. (a)	621	13,364
Novocure Ltd. (a)	1,659	24,769
Omnicell, Inc. (a)	777	29,239
OraSure Technologies, Inc. (a)	1,190	9,758
Orthofix International NV (a)	590	7,953
OrthoPediatrics Corp. (a)	286	9,298
Outset Medical, Inc. (a)	793	4,290
Paragon 28, Inc. (a)	656	8,154
Penumbra, Inc. (a)	669	168,280
PROCEPT BioRobotics Corp. (a)(b)	751	31,474
Pulmonx Corp. (a)	652	8,313
QuidelOrtho Corp. (a)	868	63,972
ResMed, Inc.	2,557	439,855
RxSight, Inc. (a)	381	15,362
Semler Scientific, Inc. (a)	105	4,650
Senseonics Holdings, Inc. (a)(b)	7,770	4,430
Shockwave Medical, Inc. (a)	640	121,958
SI-BONE, Inc. (a)	626	13,140
Sight Sciences, Inc. (a)	534	2,755
Silk Road Medical, Inc. (a)	615	7,546
Staar Surgical Co. (a)(b)	837	26,123
STERIS PLC	1,717	377,482
Stryker Corp.	5,878	1,760,226
SurModics, Inc. (a)	245	8,906
Tactile Systems Technology, Inc. (a)	466	6,664
Tandem Diabetes Care, Inc. (a)	1,133	33,514
Teleflex, Inc.	818	203,960
The Cooper Companies, Inc.	862	326,215
TransMedics Group, Inc. (a)	568	44,832
Treace Medical Concepts, Inc. (a)	746	9,512
UFP Technologies, Inc. (a)	121	20,817
Varex Imaging Corp. (a)	734	15,047
Zimmer Biomet Holdings, Inc.	3,636	442,501
Zimvie, Inc. (a)	515	9,141
Zomedica Corp. (a)(b)	17,410	3,485
Zynex, Inc. (a)(b)	331	3,605
		19,984,099
Health Care Providers & Services - 2.6%
23andMe Holding Co. Class A (a)	5,014	4,580
Acadia Healthcare Co., Inc. (a)	1,605	124,805
Accolade, Inc. (a)	1,158	13,908
AdaptHealth Corp. (a)	1,467	10,694
Addus HomeCare Corp. (a)	287	26,648
Agiliti, Inc. (a)(b)	568	4,499
agilon health, Inc. (a)(b)	5,253	65,925
Alignment Healthcare, Inc. (a)	1,713	14,749
Amedisys, Inc. (a)	570	54,184
AMN Healthcare Services, Inc. (a)	671	50,244
Apollo Medical Holdings, Inc. (a)(b)	719	27,538
Brookdale Senior Living, Inc. (a)	3,140	18,275
Cano Health, Inc. (a)	35	205
Cardinal Health, Inc.	4,427	446,242
CareMax, Inc. Class A (a)(b)	1,054	525
Castle Biosciences, Inc. (a)	452	9,754
Cencora, Inc.	2,899	595,397
Centene Corp. (a)	9,418	698,910
Chemed Corp.	262	153,205
Cigna Group	5,148	1,541,569
Clover Health Investments Corp. (a)(b)	5,756	5,480
Community Health Systems, Inc. (a)	2,272	7,111
Corvel Corp. (a)	159	39,306
Cross Country Healthcare, Inc. (a)	605	13,697
CVS Health Corp.	22,341	1,764,045
DaVita HealthCare Partners, Inc. (a)	936	98,055
DocGo, Inc. Class A (a)(b)	1,586	8,866
Elevance Health, Inc.	4,098	1,932,453
Encompass Health Corp.	1,744	116,360
Enhabit Home Health & Hospice (a)(b)	882	9,129
Fulgent Genetics, Inc. (a)	336	9,714
GeneDx Holdings Corp. Class A (a)(b)	287	789
Guardant Health, Inc. (a)	2,031	54,939
HCA Holdings, Inc.	3,501	947,651
HealthEquity, Inc. (a)	1,487	98,588
Henry Schein, Inc. (a)	2,273	172,089
Hims & Hers Health, Inc. (a)	2,487	22,134
Humana, Inc.	2,155	986,581
Invitae Corp. (a)(b)	4,393	2,754
Laboratory Corp. of America Holdings	1,540	350,027
LifeStance Health Group, Inc. (a)	1,632	12,779
McKesson Corp.	2,346	1,086,151
Modivcare, Inc. (a)	200	8,798
Molina Healthcare, Inc. (a)	1,014	366,368
National Healthcare Corp. (b)	237	21,904
National Research Corp. Class A	233	9,217
NeoGenomics, Inc. (a)	2,216	35,855
Opko Health, Inc. (a)	7,886	11,908
Option Care Health, Inc. (a)	3,133	105,551
Owens & Minor, Inc. (a)	1,336	25,745
Patterson Companies, Inc.	1,497	42,590
Pediatrix Medical Group, Inc. (a)	1,421	13,215
Pennant Group, Inc. (a)	527	7,336
PetIQ, Inc. Class A (a)	434	8,572
Premier, Inc.	2,042	45,659
Privia Health Group, Inc. (a)	1,745	40,187
Progyny, Inc. (a)	1,464	54,432
Quest Diagnostics, Inc.	1,953	269,280
R1 RCM, Inc. (a)	3,363	35,547
RadNet, Inc. (a)	1,027	35,709
Select Medical Holdings Corp.	1,792	42,112
Surgery Partners, Inc. (a)	1,126	36,021
Tenet Healthcare Corp. (a)	1,766	133,457
The Ensign Group, Inc.	978	109,741
The Joint Corp. (a)	247	2,374
U.S. Physical Therapy, Inc.	262	24,403
UnitedHealth Group, Inc.	16,109	8,480,905
Universal Health Services, Inc. Class B	1,081	164,788
		21,732,228
Health Care Technology - 0.1%
American Well Corp. (a)	4,197	6,254
Certara, Inc. (a)	1,849	32,524
Computer Programs & Systems, Inc. (a)	263	2,946
Definitive Healthcare Corp. (a)(b)	826	8,210
Doximity, Inc. (a)	2,201	61,716
Evolent Health, Inc. Class A (a)	1,952	64,475
GoodRx Holdings, Inc. (a)(b)	1,308	8,764
Health Catalyst, Inc. (a)	981	9,084
HealthStream, Inc.	432	11,677
MultiPlan Corp. Class A (a)	4,667	6,720
OptimizeRx Corp. (a)	276	3,950
Phreesia, Inc. (a)	857	19,840
Schrodinger, Inc. (a)(b)	957	34,261
Sharecare, Inc. Class A (a)	5,460	5,897
Simulations Plus, Inc.	264	11,814
Teladoc Health, Inc. (a)(b)	2,897	62,430
Veeva Systems, Inc. Class A (a)	2,535	488,038
Veradigm, Inc. (a)	1,917	20,109
		858,709
Life Sciences Tools & Services - 1.3%
10X Genomics, Inc. (a)	1,799	100,672
Adaptive Biotechnologies Corp. (a)	1,926	9,437
Agilent Technologies, Inc.	5,138	714,336
Akoya Biosciences, Inc. (a)	284	1,386
Avantor, Inc. (a)	11,756	268,389
Azenta, Inc. (a)	1,052	68,527
Bio-Rad Laboratories, Inc. Class A (a)	364	117,532
Bio-Techne Corp.	2,741	211,496
BioLife Solutions, Inc. (a)	586	9,523
BioNano Genomics, Inc. (a)	446	843
Bruker Corp.	1,713	125,871
Charles River Laboratories International, Inc. (a)	893	211,105
Codexis, Inc. (a)	953	2,907
CryoPort, Inc. (a)	863	13,368
Cytek Biosciences, Inc. (a)(b)	1,724	15,723
Danaher Corp.	11,429	2,643,985
Fortrea Holdings, Inc.	1,543	53,851
Illumina, Inc. (a)	2,755	383,606
IQVIA Holdings, Inc. (a)	3,185	736,945
Maravai LifeSciences Holdings, Inc. (a)	1,846	12,091
MaxCyte, Inc. (a)	1,885	8,860
Medpace Holdings, Inc. (a)	404	123,838
Mesa Laboratories, Inc.	93	9,744
Mettler-Toledo International, Inc. (a)	381	462,138
Nanostring Technologies, Inc. (a)(b)	721	540
OmniAb, Inc. (a)	1,613	9,952
Pacific Biosciences of California, Inc. (a)(b)	4,070	39,927
Quanterix Corp. (a)	587	16,049
Quantum-Si, Inc. (a)(b)	1,415	2,844
Revvity, Inc.	2,161	236,219
Seer, Inc. (a)	517	1,003
SomaLogic, Inc. Class A (a)	2,619	6,626
Sotera Health Co. (a)	1,733	29,201
Thermo Fisher Scientific, Inc.	6,712	3,562,662
Waters Corp. (a)	1,029	338,778
West Pharmaceutical Services, Inc.	1,284	452,122
		11,002,096
Pharmaceuticals - 3.3%
Aclaris Therapeutics, Inc. (a)	960	1,008
Amneal Intermediate, Inc. (a)	1,811	10,993
Amphastar Pharmaceuticals, Inc. (a)	660	40,821
Amylyx Pharmaceuticals, Inc. (a)	682	10,039
ANI Pharmaceuticals, Inc. (a)	273	15,053
Arvinas Holding Co. LLC (a)	919	37,826
Assertio Holdings, Inc. (a)	1,677	1,794
Atea Pharmaceuticals, Inc. (a)	1,277	3,895
Axsome Therapeutics, Inc. (a)(b)	665	52,927
Bristol-Myers Squibb Co.	36,336	1,864,400
Cara Therapeutics, Inc. (a)	718	533
Cassava Sciences, Inc. (a)(b)	718	16,162
Cassava Sciences, Inc. warrants 11/15/24 (a)	287	485
Catalent, Inc. (a)	3,136	140,900
Collegium Pharmaceutical, Inc. (a)	583	17,945
Corcept Therapeutics, Inc. (a)	1,586	51,513
CymaBay Therapeutics, Inc. (a)	1,792	42,327
Edgewise Therapeutics, Inc. (a)(b)	818	8,949
Elanco Animal Health, Inc. (a)	8,572	127,723
Eli Lilly & Co.	13,868	8,083,935
Esperion Therapeutics, Inc. (a)(b)	2,019	6,037
Evolus, Inc. (a)	712	7,497
Fulcrum Therapeutics, Inc. (a)	988	6,669
Harmony Biosciences Holdings, Inc. (a)	581	18,766
Harrow, Inc. (a)(b)	493	5,522
Innoviva, Inc. (a)(b)	948	15,206
Intra-Cellular Therapies, Inc. (a)	1,557	111,512
Jazz Pharmaceuticals PLC (a)	1,100	135,300
Johnson & Johnson	41,877	6,563,801
Ligand Pharmaceuticals, Inc. Class B (a)	293	20,926
Liquidia Corp. (a)	845	10,165
Marinus Pharmaceuticals, Inc. (a)(b)	912	9,913
Merck & Co., Inc.	44,129	4,810,944
Mind Medicine (MindMed), Inc. (a)(b)	520	1,903
Nektar Therapeutics (a)	2,694	1,522
NGM Biopharmaceuticals, Inc. (a)	583	501
Nuvation Bio, Inc. (a)	3,114	4,702
Ocular Therapeutix, Inc. (a)	1,253	5,588
Omeros Corp. (a)(b)	1,073	3,509
Organon & Co.	4,481	64,616
Pacira Biosciences, Inc. (a)	818	27,599
Perrigo Co. PLC	2,358	75,880
Pfizer, Inc.	98,200	2,827,178
Phathom Pharmaceuticals, Inc. (a)(b)	556	5,076
Phibro Animal Health Corp. Class A	360	4,169
Pliant Therapeutics, Inc. (a)	895	16,208
Prestige Brands Holdings, Inc. (a)	863	52,833
Revance Therapeutics, Inc. (a)	1,631	14,336
Royalty Pharma PLC	6,725	188,905
Scilex Holding Co.	881	1,618
SIGA Technologies, Inc. (b)	576	3,226
Supernus Pharmaceuticals, Inc. (a)	925	26,770
Tarsus Pharmaceuticals, Inc. (a)(b)	447	9,052
Theravance Biopharma, Inc. (a)(b)	609	6,845
Ventyx Biosciences, Inc. (a)	807	1,993
Viatris, Inc.	20,874	226,065
WAVE Life Sciences (a)	1,244	6,282
Xeris Biopharma Holdings, Inc. (a)(b)	2,066	4,855
Xeris Biopharma Holdings, Inc. rights (a)(c)	400	0
Zoetis, Inc. Class A	8,005	1,579,947
		27,412,664
TOTAL HEALTH CARE		100,684,192
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.5%
AAR Corp. (a)	579	36,130
AeroVironment, Inc. (a)	459	57,852
AerSale Corp. (a)(b)	488	6,195
Archer Aviation, Inc. Class A (a)(b)	2,685	16,486
Astronics Corp. (a)	440	7,665
Axon Enterprise, Inc. (a)	1,222	315,679
BWX Technologies, Inc.	1,589	121,924
Cadre Holdings, Inc.	309	10,163
Curtiss-Wright Corp.	666	148,378
Ducommun, Inc. (a)	232	12,078
General Dynamics Corp.	3,942	1,023,619
HEICO Corp.	709	126,819
HEICO Corp. Class A	1,302	185,457
Hexcel Corp.	1,469	108,339
Howmet Aerospace, Inc.	6,806	368,341
Huntington Ingalls Industries, Inc.	694	180,190
Kaman Corp.	491	11,759
Kratos Defense & Security Solutions, Inc. (a)	2,262	45,896
L3Harris Technologies, Inc.	3,290	692,940
Lockheed Martin Corp.	3,898	1,766,730
Mercury Systems, Inc. (a)	876	32,035
Moog, Inc. Class A	502	72,680
National Presto Industries, Inc.	83	6,663
Northrop Grumman Corp.	2,474	1,158,178
Park Aerospace Corp.	335	4,925
Rocket Lab U.S.A., Inc. Class A (a)(b)	4,459	24,658
RTX Corp.	25,314	2,129,920
Spirit AeroSystems Holdings, Inc. Class A (a)	1,833	58,253
Terran Orbital Corp. Class A (a)(b)	953	1,086
Textron, Inc.	3,446	277,127
The Boeing Co. (a)	9,860	2,570,108
TransDigm Group, Inc.	959	970,124
Triumph Group, Inc. (a)	1,314	21,786
V2X, Inc. (a)	210	9,752
Virgin Galactic Holdings, Inc. (a)(b)	5,604	13,730
Woodward, Inc.	1,050	142,937
		12,736,602
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (a)	943	16,606
C.H. Robinson Worldwide, Inc.	2,027	175,113
Expeditors International of Washington, Inc.	2,572	327,158
FedEx Corp.	4,023	1,017,698
Forward Air Corp.	452	28,417
GXO Logistics, Inc. (a)	2,070	126,601
Hub Group, Inc. Class A (a)	539	49,556
United Parcel Service, Inc. Class B	12,579	1,977,796
		3,718,945
Building Products - 0.7%
A.O. Smith Corp.	2,167	178,647
AAON, Inc.	1,180	87,167
Advanced Drain Systems, Inc.	1,205	169,471
Allegion PLC	1,528	193,582
American Woodmark Corp. (a)	278	25,812
Apogee Enterprises, Inc.	370	19,762
Armstrong World Industries, Inc.	779	76,591
AZZ, Inc.	437	25,385
Builders FirstSource, Inc. (a)	2,175	363,095
Carlisle Companies, Inc.	868	271,189
Carrier Global Corp.	14,570	837,047
CSW Industrials, Inc.	274	56,830
Fortune Brands Home & Security, Inc.	2,208	168,117
Gibraltar Industries, Inc. (a)	520	41,070
Griffon Corp.	697	42,482
Hayward Holdings, Inc. (a)	2,145	29,172
Insteel Industries, Inc.	351	13,440
Janus International Group, Inc. (a)	1,561	20,371
Jeld-Wen Holding, Inc. (a)	1,507	28,452
Johnson Controls International PLC	11,835	682,169
Lennox International, Inc.	556	248,821
Masco Corp.	3,911	261,959
Masonite International Corp. (a)	381	32,255
MasterBrand, Inc.	2,240	33,264
Owens Corning	1,563	231,683
PGT Innovations, Inc. (a)	1,007	40,985
Quanex Building Products Corp.	553	16,905
Resideo Technologies, Inc. (a)	2,535	47,709
Simpson Manufacturing Co. Ltd.	742	146,901
Tecnoglass, Inc.	369	16,867
The AZEK Co., Inc. (a)	2,598	99,374
Trane Technologies PLC	3,972	968,771
Trex Co., Inc. (a)	1,889	156,390
UFP Industries, Inc.	1,078	135,343
Zurn Elkay Water Solutions Cor (b)	2,468	72,584
		5,839,662
Commercial Services & Supplies - 0.6%
ABM Industries, Inc.	1,144	51,286
ACCO Brands Corp.	1,675	10,184
ACV Auctions, Inc. Class A (a)	2,350	35,603
Aris Water Solution, Inc. Class A	387	3,247
Brady Corp. Class A	788	46,248
BrightView Holdings, Inc. (a)	630	5,305
Casella Waste Systems, Inc. Class A (a)	992	84,776
CECO Environmental Corp. (a)	543	11,012
Cimpress PLC (a)	300	24,015
Cintas Corp.	1,503	905,798
Clean Harbors, Inc. (a)	875	152,696
Copart, Inc.	15,106	740,194
CoreCivic, Inc. (a)	2,006	29,147
Deluxe Corp.	792	16,988
Driven Brands Holdings, Inc. (a)	1,073	15,301
Ennis, Inc.	455	9,969
Enviri Corp. (a)	1,489	13,401
Healthcare Services Group, Inc.	1,243	12,890
HNI Corp.	813	34,008
Interface, Inc.	1,061	13,390
Liquidity Services, Inc. (a)	406	6,987
Matthews International Corp. Class A	536	19,644
Millerknoll, Inc.	1,299	34,657
Montrose Environmental Group, Inc. (a)	506	16,258
MSA Safety, Inc.	642	108,389
OpenLane, Inc. (a)	1,921	28,450
Pitney Bowes, Inc. (b)	2,810	12,364
Republic Services, Inc.	3,571	588,894
Rollins, Inc.	4,883	213,241
SP Plus Corp. (a)	334	17,118
Steelcase, Inc. Class A	1,603	21,673
Stericycle, Inc. (a)	1,612	79,891
Tetra Tech, Inc.	927	154,744
The Brink's Co.	814	71,591
The GEO Group, Inc. (a)	2,239	24,248
UniFirst Corp.	260	47,557
Veralto Corp.	3,813	313,657
Vestis Corp.	2,306	48,749
Viad Corp. (a)	349	12,634
VSE Corp.	223	14,408
Waste Management, Inc.	6,409	1,147,852
		5,198,464
Construction & Engineering - 0.3%
AECOM	2,412	222,941
Ameresco, Inc. Class A (a)(b)	552	17,482
API Group Corp. (a)	3,562	123,245
Arcosa, Inc.	851	70,327
Argan, Inc.	209	9,779
Comfort Systems U.S.A., Inc.	622	127,927
Construction Partners, Inc. Class A (a)	754	32,814
Dycom Industries, Inc. (a)	507	58,351
EMCOR Group, Inc.	820	176,653
Fluor Corp. (a)	2,496	97,768
Granite Construction, Inc.	766	38,959
Great Lakes Dredge & Dock Corp. (a)	1,156	8,878
MasTec, Inc. (a)	1,041	78,825
MDU Resources Group, Inc.	3,546	70,211
MYR Group, Inc. (a)	290	41,943
Northwest Pipe Co. (a)	161	4,872
Primoris Services Corp.	938	31,151
Quanta Services, Inc.	2,526	545,111
Sterling Construction Co., Inc. (a)	530	46,603
Tutor Perini Corp. (a)	721	6,561
Valmont Industries, Inc. (b)	368	85,932
Willscot Mobile Mini Holdings (a)	3,433	152,769
		2,049,102
Electrical Equipment - 0.7%
Acuity Brands, Inc.	542	111,018
Allient, Inc.	251	7,583
AMETEK, Inc.	4,008	660,879
Array Technologies, Inc. (a)(b)	2,497	41,950
Atkore, Inc. (a)	658	105,280
Babcock & Wilcox Enterprises, Inc. (a)	1,193	1,742
Beam Global (a)(b)	320	2,269
Blink Charging Co. (a)	1,223	4,146
Bloom Energy Corp. Class A (a)(b)	3,674	54,375
ChargePoint Holdings, Inc. Class A (a)(b)	5,187	12,138
Eaton Corp. PLC	6,938	1,670,809
Emerson Electric Co.	9,939	967,363
Encore Wire Corp.	295	63,012
Energy Vault Holdings, Inc. Class A (a)(b)	1,669	3,889
EnerSys	721	72,792
Enovix Corp. (a)(b)	2,269	28,408
Eos Energy Enterprises, Inc. (a)(b)	1,933	2,107
Fluence Energy, Inc. (a)	718	17,124
FTC Solar, Inc. (a)(b)	1,643	1,138
FuelCell Energy, Inc. (a)(b)	6,947	11,115
Generac Holdings, Inc. (a)	1,082	139,838
GrafTech International Ltd.	3,232	7,078
Hubbell, Inc. Class B	932	306,563
LSI Industries, Inc.	436	6,139
NuScale Power Corp. (a)(b)	662	2,178
nVent Electric PLC	2,881	170,238
Plug Power, Inc. (a)(b)	9,580	43,110
Powell Industries, Inc.	157	13,879
Regal Rexnord Corp.	1,153	170,667
Rockwell Automation, Inc.	1,997	620,029
Sensata Technologies, Inc. PLC	2,661	99,974
SES AI Corp. Class A (a)(b)	2,292	4,194
Shoals Technologies Group, Inc. (a)	2,912	45,252
Stem, Inc. (a)(b)	2,751	10,674
SunPower Corp. (a)(b)	1,468	7,090
Sunrun, Inc. (a)(b)	3,832	75,222
Thermon Group Holdings, Inc. (a)	598	19,477
TPI Composites, Inc. (a)(b)	670	2,774
Vertiv Holdings Co.	6,086	292,311
Vicor Corp. (a)	378	16,987
		5,892,811
Ground Transportation - 1.1%
ArcBest Corp.	418	50,248
Avis Budget Group, Inc.	346	61,332
Covenant Transport Group, Inc. Class A	125	5,755
CSX Corp.	34,889	1,209,602
Daseke, Inc. (a)	727	5,889
FTAI Infrastructure LLC	1,565	6,088
Heartland Express, Inc.	776	11,066
Hertz Global Holdings, Inc. (a)(b)	2,303	23,928
J.B. Hunt Transport Services, Inc.	1,421	283,831
Knight-Swift Transportation Holdings, Inc. Class A	2,808	161,881
Landstar System, Inc.	627	121,419
Lyft, Inc. (a)	5,920	88,741
Marten Transport Ltd.	1,042	21,861
Norfolk Southern Corp.	3,948	933,228
Old Dominion Freight Lines, Inc.	1,558	631,504
RXO, Inc. (a)	2,035	47,334
Ryder System, Inc.	792	91,128
Saia, Inc. (a)	462	202,458
Schneider National, Inc. Class B	664	16,899
TuSimple Holdings, Inc. (a)(b)	2,185	1,918
U-Haul Holding Co. (a)(b)	211	15,150
U-Haul Holding Co. (non-vtg.)	1,676	118,057
Uber Technologies, Inc. (a)	35,534	2,187,828
Union Pacific Corp.	10,598	2,603,081
Universal Logistics Holdings, Inc.	107	2,998
Werner Enterprises, Inc. (b)	1,086	46,014
XPO, Inc. (a)	2,016	176,581
		9,125,819
Industrial Conglomerates - 0.7%
3M Co.	9,601	1,049,581
General Electric Co.	18,925	2,415,398
Honeywell International, Inc.	11,546	2,421,312
		5,886,291
Machinery - 1.9%
3D Systems Corp. (a)	2,459	15,615
AGCO Corp.	1,084	131,608
Alamo Group, Inc.	179	37,624
Albany International Corp. Class A	537	52,744
Allison Transmission Holdings, Inc.	1,556	90,481
Astec Industries, Inc.	386	14,359
Barnes Group, Inc.	875	28,551
Blue Bird Corp. (a)	281	7,576
Caterpillar, Inc.	8,872	2,623,184
Chart Industries, Inc. (a)(b)	731	99,657
Columbus McKinnon Corp. (NY Shares)	509	19,861
Crane Co.	855	101,010
Cummins, Inc.	2,463	590,061
Deere & Co.	4,742	1,896,184
Desktop Metal, Inc. (a)(b)	3,728	2,800
Donaldson Co., Inc.	2,108	137,758
Douglas Dynamics, Inc.	392	11,635
Dover Corp.	2,431	373,912
Energy Recovery, Inc. (a)	1,019	19,198
Enerpac Tool Group Corp. Class A	953	29,629
EnPro Industries, Inc.	358	56,113
ESAB Corp.	985	85,321
ESCO Technologies, Inc.	454	53,132
Federal Signal Corp.	1,059	81,268
Flowserve Corp.	2,282	94,064
Fortive Corp.	6,121	450,689
Franklin Electric Co., Inc.	698	67,462
Gates Industrial Corp. PLC (a)	2,249	30,182
Gorman-Rupp Co.	433	15,384
Graco, Inc.	2,938	254,901
Helios Technologies, Inc.	566	25,668
Hillenbrand, Inc.	1,199	57,372
Hillman Solutions Corp. Class A (a)	3,334	30,706
Hyliion Holdings Corp. Class A (a)	2,513	2,045
Hyster-Yale Materials Handling, Inc. Class A	196	12,189
IDEX Corp.	1,315	285,500
Illinois Tool Works, Inc.	4,783	1,252,859
Ingersoll Rand, Inc.	7,031	543,778
ITT, Inc.	1,426	170,150
John Bean Technologies Corp.	560	55,692
Kadant, Inc.	205	57,464
Kennametal, Inc.	1,383	35,668
Lincoln Electric Holdings, Inc.	998	217,025
Lindsay Corp.	191	24,670
Luxfer Holdings PLC sponsored	434	3,880
Manitowoc Co., Inc. (a)	583	9,730
Microvast Holdings, Inc. (a)(b)	3,929	5,501
Middleby Corp. (a)	933	137,310
Mueller Industries, Inc.	1,984	93,546
Mueller Water Products, Inc. Class A	2,696	38,822
Nikola Corp. (a)(b)	12,119	10,602
Nordson Corp.	941	248,575
Omega Flex, Inc.	49	3,455
Oshkosh Corp.	1,136	123,154
Otis Worldwide Corp.	7,151	639,800
PACCAR, Inc.	9,089	887,541
Parker Hannifin Corp.	2,231	1,027,822
Pentair PLC	2,869	208,605
Proto Labs, Inc. (a)	444	17,298
RBC Bearings, Inc. (a)	505	143,869
REV Group, Inc.	553	10,048
Shyft Group, Inc. (The)	557	6,807
Snap-On, Inc.	919	265,444
SPX Technologies, Inc. (a)	800	80,808
Standex International Corp.	211	33,418
Stanley Black & Decker, Inc.	2,665	261,437
Tennant Co.	317	29,383
Terex Corp.	1,175	67,516
The Greenbrier Companies, Inc. (b)	540	23,857
Timken Co.	1,138	91,211
Titan International, Inc. (a)	870	12,946
Toro Co.	1,809	173,646
Trinity Industries, Inc.	1,419	37,731
Velo3D, Inc. (a)	1,357	540
Wabash National Corp. (b)	831	21,290
Watts Water Technologies, Inc. Class A	476	99,170
Westinghouse Air Brake Tech Co.	3,114	395,167
Xylem, Inc.	4,188	478,940
		15,931,618
Marine Transportation - 0.0%
Eagle Bulk Shipping, Inc. (b)	116	6,426
Genco Shipping & Trading Ltd.	734	12,177
Kirby Corp. (a)	1,033	81,070
Matson, Inc.	614	67,294
		166,967
Passenger Airlines - 0.2%
Alaska Air Group, Inc. (a)	2,192	85,641
Allegiant Travel Co.	258	21,313
American Airlines Group, Inc. (a)	11,382	156,389
Blade Air Mobility, Inc. (a)	954	3,368
Delta Air Lines, Inc.	11,198	450,496
Frontier Group Holdings, Inc. (a)(b)	584	3,189
Hawaiian Holdings, Inc. (a)	912	12,950
JetBlue Airways Corp. (a)	5,729	31,796
Joby Aviation, Inc. (a)(b)	6,507	43,272
SkyWest, Inc. (a)	716	37,375
Southwest Airlines Co.	10,372	299,543
Spirit Airlines, Inc.	1,891	30,993
Sun Country Airlines Holdings, Inc. (a)	716	11,263
United Airlines Holdings, Inc. (a)	5,711	235,636
		1,423,224
Professional Services - 0.9%
Alight, Inc. Class A (a)	6,368	54,319
ASGN, Inc. (a)	843	81,071
Automatic Data Processing, Inc.	7,165	1,669,230
Barrett Business Services, Inc.	122	14,128
Booz Allen Hamilton Holding Corp. Class A	2,278	291,379
Broadridge Financial Solutions, Inc.	2,050	421,788
CACI International, Inc. Class A (a)	396	128,249
CBIZ, Inc. (a)	870	54,453
Ceridian HCM Holding, Inc. (a)	2,708	181,761
Clarivate Analytics PLC (a)(b)	7,646	70,802
Concentrix Corp.	753	73,952
Conduent, Inc. (a)	2,860	10,439
CRA International, Inc.	118	11,664
CSG Systems International, Inc.	536	28,521
Dun & Bradstreet Holdings, Inc.	3,989	46,671
Equifax, Inc.	2,134	527,717
ExlService Holdings, Inc. (a)(b)	2,901	89,496
Exponent, Inc.	886	78,003
First Advantage Corp.	845	14,002
FiscalNote Holdings, Inc. Class A (a)(b)	1,132	1,290
Forrester Research, Inc. (a)	206	5,523
Franklin Covey Co. (a)	196	8,532
FTI Consulting, Inc. (a)	592	117,897
Genpact Ltd.	2,905	100,833
Heidrick & Struggles International, Inc.	348	10,276
HireRight Holdings Corp. (a)	282	3,793
Huron Consulting Group, Inc. (a)	329	33,821
ICF International, Inc.	304	40,763
Insperity, Inc.	630	73,849
Jacobs Solutions, Inc.	2,190	284,262
KBR, Inc.	2,346	129,992
Kelly Services, Inc. Class A (non-vtg.)	591	12,777
Kforce, Inc.	325	21,957
Korn Ferry	934	55,433
LegalZoom.com, Inc. (a)	1,800	20,340
Leidos Holdings, Inc.	2,388	258,477
Manpower, Inc.	863	68,583
Maximus, Inc.	1,055	88,472
NV5 Global, Inc. (a)	221	24,558
Parsons Corp. (a)	718	45,026
Paychex, Inc.	5,578	664,396
Paycom Software, Inc.	857	177,159
Paycor HCM, Inc. (a)(b)	1,092	23,576
Paylocity Holding Corp. (a)	750	123,638
Planet Labs PBC Class A (a)(b)	3,445	8,509
RCM Technologies, Inc. (a)	122	3,543
Resources Connection, Inc.	547	7,751
Robert Half, Inc.	1,862	163,707
Science Applications International Corp.	933	115,991
SS&C Technologies Holdings, Inc.	3,750	229,163
Sterling Check Corp. (a)(b)	516	7,183
TaskUs, Inc. (a)	414	5,411
TransUnion Holding Co., Inc.	3,362	231,003
TriNet Group, Inc. (a)	580	68,979
TrueBlue, Inc. (a)	552	8,468
Ttec Holdings, Inc.	318	6,891
Upwork, Inc. (a)	2,110	31,376
Verisk Analytics, Inc.	2,519	601,688
Verra Mobility Corp. (a)	2,964	68,261
		7,800,792
Trading Companies & Distributors - 0.5%
Air Lease Corp. Class A	1,796	75,324
Alta Equipment Group, Inc.	399	4,936
Applied Industrial Technologies, Inc.	672	116,048
Beacon Roofing Supply, Inc. (a)	923	80,319
BlueLinx Corp. (a)	157	17,790
Boise Cascade Co.	689	89,129
Core & Main, Inc. (a)	1,835	74,152
Custom Truck One Source, Inc. Class A (a)	1,033	6,384
DXP Enterprises, Inc. (a)	248	8,358
Fastenal Co.	9,934	643,425
Ferguson PLC	3,552	685,785
GATX Corp.	617	74,176
Global Industrial Co.	221	8,584
GMS, Inc. (a)	715	58,937
H&E Equipment Services, Inc.	562	29,404
Herc Holdings, Inc.	496	73,849
Hudson Technologies, Inc. (a)	705	9,510
McGrath RentCorp.	419	50,121
MRC Global, Inc. (a)	1,462	16,097
MSC Industrial Direct Co., Inc. Class A	824	83,438
NOW, Inc. (a)	1,787	20,229
Rush Enterprises, Inc. Class A	1,096	55,129
SiteOne Landscape Supply, Inc. (a)	784	127,400
Textainer Group Holdings Ltd.	707	34,784
Titan Machinery, Inc. (a)	350	10,108
Transcat, Inc. (a)	143	15,634
United Rentals, Inc.	1,188	681,223
W.W. Grainger, Inc.	774	641,406
Watsco, Inc. (b)	583	249,798
WESCO International, Inc.	769	133,714
Xometry, Inc. (a)(b)	700	25,137
		4,200,328
TOTAL INDUSTRIALS		79,970,625
INFORMATION TECHNOLOGY - 26.5%
Communications Equipment - 0.7%
ADTRAN Holdings, Inc.	1,257	9,226
Arista Networks, Inc. (a)	4,361	1,027,059
Aviat Networks, Inc. (a)	207	6,761
Calix, Inc. (a)	1,035	45,219
Cambium Networks Corp. (a)	205	1,230
Ciena Corp. (a)	2,606	117,296
Cisco Systems, Inc.	70,878	3,580,757
Clearfield, Inc. (a)(b)	205	5,961
CommScope Holding Co., Inc. (a)	3,429	9,670
Comtech Telecommunications Corp.	444	3,743
Digi International, Inc. (a)	599	15,574
DZS, Inc. (a)	280	552
Extreme Networks, Inc. (a)	2,206	38,914
F5, Inc. (a)	1,033	184,886
Harmonic, Inc. (a)	1,877	24,476
Infinera Corp. (a)(b)	3,359	15,955
Juniper Networks, Inc.	5,600	165,088
Lumentum Holdings, Inc. (a)	1,178	61,751
Motorola Solutions, Inc.	2,905	909,526
NETGEAR, Inc. (a)	554	8,077
NetScout Systems, Inc. (a)	1,237	27,152
Ribbon Communications, Inc. (a)	1,522	4,414
ViaSat, Inc. (a)(b)	1,274	35,608
Viavi Solutions, Inc. (a)	3,931	39,585
		6,338,480
Electronic Equipment, Instruments & Components - 0.8%
908 Devices, Inc. (a)(b)	461	5,172
Advanced Energy Industries, Inc.	657	71,560
Aeva Technologies, Inc. (a)	1,433	1,086
Akoustis Technologies, Inc. (a)(b)	1,194	996
Amphenol Corp. Class A	10,370	1,027,978
Arlo Technologies, Inc. (a)	1,608	15,308
Arrow Electronics, Inc. (a)	968	118,338
Avnet, Inc.	1,595	80,388
Badger Meter, Inc.	512	79,037
Bel Fuse, Inc. Class B (non-vtg.)	185	12,352
Belden, Inc.	725	56,006
Benchmark Electronics, Inc.	636	17,579
CDW Corp.	2,331	529,883
Cognex Corp.	3,005	125,429
Coherent Corp. (a)	2,264	98,552
Corning, Inc.	13,353	406,599
Crane Nxt Co.	828	47,088
CTS Corp.	551	24,101
ePlus, Inc. (a)	477	38,084
Evolv Technologies Holdings, Inc. (a)	1,496	7,061
Fabrinet (a)	632	120,289
FARO Technologies, Inc. (a)	361	8,133
Insight Enterprises, Inc. (a)	524	92,848
IPG Photonics Corp. (a)	525	56,984
Itron, Inc. (a)	780	58,898
Jabil, Inc.	2,276	289,962
Keysight Technologies, Inc. (a)	3,103	493,656
Kimball Electronics, Inc. (a)	450	12,128
Knowles Corp. (a)	1,603	28,710
Lightwave Logic, Inc. (a)(b)	1,964	9,781
Littelfuse, Inc.	433	115,853
Luna Innovations, Inc. (a)(b)	515	3,425
Methode Electronics, Inc. Class A	650	14,775
MicroVision, Inc. (a)(b)	3,110	8,273
Mirion Technologies, Inc. Class A (a)(b)	3,097	31,744
Napco Security Technologies, Inc.	517	17,707
nLIGHT, Inc. (a)	769	10,382
Novanta, Inc. (a)	623	104,919
OSI Systems, Inc. (a)	264	34,069
Ouster, Inc. (a)(b)	485	3,720
Par Technology Corp. (a)(b)	464	20,203
PC Connection, Inc.	199	13,375
Plexus Corp. (a)	480	51,902
Richardson Electronics Ltd.	176	2,350
Rogers Corp. (a)	287	37,904
Sanmina Corp. (a)	1,002	51,473
ScanSource, Inc. (a)	426	16,874
Smartrent, Inc. (a)	3,061	9,765
TD SYNNEX Corp.	833	89,639
TE Connectivity Ltd.	5,460	767,130
Teledyne Technologies, Inc. (a)	819	365,512
Trimble, Inc. (a)	4,321	229,877
TTM Technologies, Inc. (a)	1,849	29,233
Vishay Intertechnology, Inc.	2,183	52,327
Vishay Precision Group, Inc. (a)	201	6,848
Vontier Corp.	2,680	92,594
Vuzix Corp. (a)(b)	938	1,956
Zebra Technologies Corp. Class A (a)	893	244,084
		6,361,899
IT Services - 1.4%
Accenture PLC Class A	10,971	3,849,834
Akamai Technologies, Inc. (a)	2,643	312,799
Amdocs Ltd.	2,095	184,130
BigCommerce Holdings, Inc. (a)	1,193	11,608
Cloudflare, Inc. (a)	5,089	423,710
Cognizant Technology Solutions Corp. Class A	8,784	663,456
Couchbase, Inc. (a)	518	11,665
Digitalocean Holdings, Inc. (a)(b)	915	33,571
DXC Technology Co. (a)	3,574	81,737
Edgio, Inc. (a)	2,226	762
EPAM Systems, Inc. (a)	1,010	300,313
Fastly, Inc. Class A (a)	2,037	36,259
Gartner, Inc. (a)	1,371	618,472
GoDaddy, Inc. (a)	2,553	271,026
Grid Dynamics Holdings, Inc. (a)	936	12,477
Hackett Group, Inc. (b)	399	9,085
IBM Corp.	15,843	2,591,123
Kyndryl Holdings, Inc. (a)	3,986	82,829
MongoDB, Inc. Class A (a)	1,228	502,068
Okta, Inc. (a)	2,699	244,340
Perficient, Inc. (a)	605	39,821
Rackspace Technology, Inc. (a)	853	1,706
Snowflake, Inc. (a)	5,668	1,127,932
Squarespace, Inc. Class A (a)	763	25,187
Thoughtworks Holding, Inc. (a)(b)	1,596	7,677
Tucows, Inc. (a)(b)	148	3,996
Twilio, Inc. Class A (a)	3,152	239,142
Unisys Corp. (a)	1,262	7,092
VeriSign, Inc. (a)	1,561	321,504
		12,015,321
Semiconductors & Semiconductor Equipment - 7.1%
ACM Research, Inc. (a)	789	15,417
Advanced Micro Devices, Inc. (a)	28,098	4,141,926
AEHR Test Systems (a)(b)	454	12,045
Allegro MicroSystems LLC (a)(b)	1,218	36,869
Alpha & Omega Semiconductor Ltd. (a)	379	9,877
Ambarella, Inc. (a)	652	39,961
Amkor Technology, Inc.	1,796	59,753
Analog Devices, Inc.	8,720	1,731,443
Applied Materials, Inc.	14,604	2,366,870
Axcelis Technologies, Inc. (a)	571	74,053
Broadcom, Inc.	7,177	8,011,326
CEVA, Inc. (a)	396	8,993
Cirrus Logic, Inc. (a)	953	79,280
Cohu, Inc. (a)	821	29,055
Credo Technology Group Holding Ltd. (a)	1,960	38,161
Diodes, Inc. (a)	800	64,416
Enphase Energy, Inc. (a)	2,372	313,436
Entegris, Inc.	2,610	312,730
First Solar, Inc. (a)	1,859	320,269
FormFactor, Inc. (a)	1,363	56,851
Ichor Holdings Ltd. (a)	522	17,555
Impinj, Inc. (a)	396	35,652
indie Semiconductor, Inc. (a)(b)	2,108	17,096
Intel Corp.	72,833	3,659,858
KLA Corp.	2,378	1,382,331
Kulicke & Soffa Industries, Inc.	984	53,844
Lam Research Corp.	2,318	1,815,597
Lattice Semiconductor Corp. (a)	2,399	165,507
MACOM Technology Solutions Holdings, Inc. (a)	939	87,280
Marvell Technology, Inc.	14,958	902,117
MaxLinear, Inc. Class A (a)	1,304	30,996
Meta Materials, Inc. (a)(b)	5,214	344
Microchip Technology, Inc.	9,468	853,824
Micron Technology, Inc.	19,047	1,625,471
MKS Instruments, Inc.	1,094	112,540
Monolithic Power Systems, Inc.	831	524,178
Navitas Semiconductor Corp. (a)	2,068	16,689
NVE Corp.	88	6,902
NVIDIA Corp.	42,956	21,272,670
NXP Semiconductors NV	4,484	1,029,885
ON Semiconductor Corp. (a)	7,506	626,976
Onto Innovation, Inc. (a)	853	130,424
PDF Solutions, Inc. (a)	549	17,645
Photronics, Inc. (a)	1,056	33,127
Power Integrations, Inc.	1,003	82,356
Qorvo, Inc. (a)	1,702	191,662
Qualcomm, Inc.	19,408	2,806,979
Rambus, Inc. (a)	1,899	129,607
Semtech Corp. (a)	1,077	23,597
Silicon Laboratories, Inc. (a)	549	72,616
SiTime Corp. (a)	293	35,769
SkyWater Technology, Inc. (a)(b)	374	3,598
Skyworks Solutions, Inc.	2,772	311,628
SMART Global Holdings, Inc. (a)	908	17,188
SolarEdge Technologies, Inc. (a)	985	92,196
Synaptics, Inc. (a)	692	78,943
Teradyne, Inc.	2,680	290,834
Texas Instruments, Inc.	15,791	2,691,734
Ultra Clean Holdings, Inc. (a)	781	26,663
Universal Display Corp.	757	144,784
Veeco Instruments, Inc. (a)(b)	964	29,913
Wolfspeed, Inc. (a)(b)	2,169	94,373
		59,265,679
Software - 10.3%
8x8, Inc. (a)	2,299	8,690
A10 Networks, Inc.	1,254	16,515
ACI Worldwide, Inc. (a)	1,866	57,100
Adeia, Inc.	1,866	23,120
Adobe, Inc. (a)	7,927	4,729,248
Agilysys, Inc. (a)	348	29,517
Alarm.com Holdings, Inc. (a)	880	56,866
Alkami Technology, Inc. (a)	662	16,054
Altair Engineering, Inc. Class A (a)(b)	940	79,101
Alteryx, Inc. Class A (a)	1,096	51,687
American Software, Inc. Class A	612	6,916
Amplitude, Inc. (a)	1,216	15,468
ANSYS, Inc. (a)	1,510	547,949
AppFolio, Inc. (a)	343	59,421
Appian Corp. Class A (a)	719	27,078
AppLovin Corp. (a)	2,358	93,966
Asana, Inc. (a)(b)	1,389	26,405
Aspen Technology, Inc. (a)	494	108,754
Atlassian Corp. PLC (a)	2,642	628,426
Aurora Innovation, Inc. (a)(b)	12,774	55,822
Autodesk, Inc. (a)	3,718	905,259
AvePoint, Inc. (a)	1,622	13,317
Bentley Systems, Inc. Class B	3,994	208,407
Bill Holdings, Inc. (a)	1,683	137,316
Blackbaud, Inc. (a)	748	64,852
BlackLine, Inc. (a)	889	55,509
Blend Labs, Inc. (a)(b)	2,673	6,816
Box, Inc. Class A (a)	2,532	64,845
Braze, Inc. (a)	831	44,151
C3.ai, Inc. (a)(b)	1,617	46,424
Cadence Design Systems, Inc. (a)	4,726	1,287,221
CCC Intelligent Solutions Holdings, Inc. Class A (a)	3,567	40,628
Cerence, Inc. (a)	682	13,408
Cleanspark, Inc. (a)	2,610	28,788
Clear Secure, Inc. (b)	1,437	29,674
Clearwater Analytics Holdings, Inc. (a)	1,497	29,985
CommVault Systems, Inc. (a)	765	61,085
Confluent, Inc. (a)	3,687	86,276
Consensus Cloud Solutions, Inc. (a)	311	8,151
Crowdstrike Holdings, Inc. (a)	3,897	994,982
CS Disco, Inc. (a)	470	3,567
Datadog, Inc. Class A (a)	5,201	631,297
Digimarc Corp. (a)(b)	241	8,705
Digital Turbine, Inc. (a)	1,716	11,772
DocuSign, Inc. (a)	3,524	209,502
Dolby Laboratories, Inc. Class A	1,036	89,282
Domo, Inc. Class B (a)	540	5,557
DoubleVerify Holdings, Inc. (a)	2,188	80,475
Dropbox, Inc. Class A (a)	4,484	132,188
Dynatrace, Inc. (a)	4,133	226,034
E2open Parent Holdings, Inc. (a)	2,947	12,937
Elastic NV (a)	1,389	156,540
Enfusion, Inc. Class A (a)	595	5,772
EngageSmart, Inc. (a)	772	17,679
Envestnet, Inc. (a)	847	41,943
Everbridge, Inc. (a)	675	16,409
Expensify, Inc. (a)	696	1,719
Fair Isaac Corp. (a)	432	502,852
Five9, Inc. (a)	1,261	99,228
Fortinet, Inc. (a)	11,337	663,555
Freshworks, Inc. (a)	2,787	65,467
Gen Digital, Inc.	9,785	223,294
GitLab, Inc. (a)	1,392	87,640
Guidewire Software, Inc. (a)	1,416	154,401
HashiCorp, Inc. (a)	1,731	40,921
HubSpot, Inc. (a)	870	505,070
Informatica, Inc. (a)(b)	680	19,305
Intapp, Inc. (a)	436	16,577
InterDigital, Inc.	458	49,711
Intuit, Inc.	4,870	3,043,896
Jamf Holding Corp. (a)	884	15,965
LivePerson, Inc. (a)	1,303	4,938
Liveramp Holdings, Inc. (a)	1,161	43,979
Manhattan Associates, Inc. (a)	1,072	230,823
Marathon Digital Holdings, Inc. (a)(b)	3,079	72,326
Matterport, Inc. (a)(b)	4,331	11,650
MeridianLink, Inc. (a)(b)	334	8,273
Microsoft Corp.	129,212	48,588,880
MicroStrategy, Inc. Class A (a)(b)	211	133,272
Mitek Systems, Inc. (a)	832	10,849
Model N, Inc. (a)	622	16,750
N-able, Inc. (a)	1,203	15,940
nCino, Inc. (a)	1,035	34,807
NCR Voyix Corp. (a)	2,281	38,572
Nutanix, Inc. Class A (a)	4,101	195,577
Olo, Inc. (a)	1,942	11,108
ON24, Inc.	728	5,737
Onespan, Inc. (a)	698	7,483
Oracle Corp.	27,377	2,886,357
Pagerduty, Inc. (a)(b)	1,572	36,392
Palantir Technologies, Inc. (a)	33,113	568,550
Palo Alto Networks, Inc. (a)	5,319	1,568,467
Pegasystems, Inc.	724	35,375
Porch Group, Inc. Class A (a)(b)	1,541	4,746
PowerSchool Holdings, Inc. (a)(b)	978	23,042
Procore Technologies, Inc. (a)	1,537	106,391
Progress Software Corp.	744	40,399
PROS Holdings, Inc. (a)(b)	741	28,743
PTC, Inc. (a)	2,067	361,642
Q2 Holdings, Inc. (a)	1,012	43,931
Qualys, Inc. (a)	638	125,227
Rapid7, Inc. (a)	1,073	61,268
Rimini Street, Inc. (a)	853	2,789
RingCentral, Inc. (a)	1,493	50,687
Riot Platforms, Inc. (a)(b)	3,063	47,385
Roper Technologies, Inc.	1,855	1,011,290
Salesforce, Inc. (a)	16,938	4,457,065
Samsara, Inc. (a)	2,663	88,891
Semrush Holdings, Inc. (a)	572	7,814
SentinelOne, Inc. (a)	4,148	113,821
ServiceNow, Inc. (a)	3,547	2,505,920
Smartsheet, Inc. (a)	2,328	111,325
SolarWinds, Inc. (a)	899	11,229
SoundHound AI, Inc. (a)(b)	3,486	7,390
SoundThinking, Inc. (a)	145	3,703
Splunk, Inc. (a)	2,649	403,575
Sprinklr, Inc. (a)	1,770	21,311
Sprout Social, Inc. (a)(b)	852	52,347
SPS Commerce, Inc. (a)	638	123,670
Synopsys, Inc. (a)	2,646	1,362,452
Telos Corp. (a)	854	3,117
Tenable Holdings, Inc. (a)	2,013	92,719
Teradata Corp. (a)	1,736	75,533
Tyler Technologies, Inc. (a)	732	306,064
UiPath, Inc. Class A (a)	6,994	173,731
Unity Software, Inc. (a)(b)	4,205	171,942
Upland Software, Inc. (a)	678	2,868
Varonis Systems, Inc. (a)	1,891	85,624
Verint Systems, Inc. (a)	1,132	30,598
Veritone, Inc. (a)(b)	400	724
Vertex, Inc. Class A (a)	727	19,585
Workday, Inc. Class A (a)	3,579	988,019
Workiva, Inc. (a)	824	83,661
Xperi, Inc. (a)	746	8,221
Yext, Inc. (a)	1,712	10,084
Zeta Global Holdings Corp. (a)	2,556	22,544
Zoom Video Communications, Inc. Class A (a)	4,367	314,031
Zscaler, Inc. (a)	1,522	337,214
Zuora, Inc. (a)	2,273	21,366
		86,356,260
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	255,581	49,206,964
Corsair Gaming, Inc. (a)	699	9,856
Dell Technologies, Inc.	4,406	337,059
Eastman Kodak Co. (a)	1,248	4,867
Hewlett Packard Enterprise Co.	22,461	381,388
HP, Inc.	15,084	453,878
Immersion Corp.	547	3,862
IonQ, Inc. (a)(b)	3,013	37,331
NetApp, Inc.	3,664	323,018
Pure Storage, Inc. Class A (a)	5,031	179,405
Seagate Technology Holdings PLC	3,352	286,160
Super Micro Computer, Inc. (a)	794	225,702
Turtle Beach Corp. (a)	352	3,854
Western Digital Corp. (a)	5,563	291,334
Xerox Holdings Corp. (b)	1,990	36,477
		51,781,155
TOTAL INFORMATION TECHNOLOGY		222,118,794
MATERIALS - 2.6%
Chemicals - 1.6%
AdvanSix, Inc.	450	13,482
Air Products & Chemicals, Inc.	3,864	1,057,963
Albemarle Corp. (b)	2,043	295,173
Alto Ingredients, Inc. (a)	1,041	2,769
American Vanguard Corp.	468	5,134
Ashland, Inc.	893	75,289
Aspen Aerogels, Inc. (a)(b)	957	15,101
Avient Corp.	1,599	66,470
Axalta Coating Systems Ltd. (a)	3,854	130,920
Balchem Corp.	562	83,598
Cabot Corp.	981	81,914
Celanese Corp. Class A	1,739	270,188
CF Industries Holdings, Inc.	3,359	267,041
Corteva, Inc.	12,348	591,716
Danimer Scientific, Inc. (a)(b)	1,387	1,415
Dow, Inc.	12,224	670,364
DuPont de Nemours, Inc.	7,981	613,978
Eastman Chemical Co.	2,061	185,119
Ecolab, Inc.	4,409	874,525
Ecovyst, Inc. (a)	1,755	17,146
Element Solutions, Inc.	3,864	89,413
FMC Corp.	2,172	136,945
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	22,688	38,343
H.B. Fuller Co.	937	76,281
Hawkins, Inc.	324	22,816
Huntsman Corp.	2,885	72,500
Ingevity Corp. (a)	595	28,096
Innospec, Inc.	428	52,747
International Flavors & Fragrances, Inc.	4,440	359,507
Intrepid Potash, Inc. (a)	187	4,467
Koppers Holdings, Inc.	374	19,156
Kronos Worldwide, Inc.	304	3,022
Linde PLC	8,485	3,484,874
Livent Corp. (a)(b)	3,088	55,522
LSB Industries, Inc. (a)	942	8,770
LyondellBasell Industries NV Class A	4,452	423,296
Mativ, Inc.	979	14,988
Minerals Technologies, Inc.	562	40,076
NewMarket Corp.	120	65,500
Olin Corp.	2,189	118,097
Origin Materials, Inc. Class A (a)(b)	2,094	1,751
Orion SA	1,042	28,895
Perimeter Solutions SA (a)	2,538	11,675
PPG Industries, Inc.	4,094	612,258
PureCycle Technologies, Inc. (a)(b)	2,494	10,101
Quaker Houghton	244	52,074
Rayonier Advanced Materials, Inc. (a)	1,066	4,317
RPM International, Inc.	2,244	250,498
Sensient Technologies Corp.	738	48,708
Sherwin-Williams Co.	4,113	1,282,845
Stepan Co.	371	35,078
The Chemours Co. LLC	2,580	81,373
The Mosaic Co.	5,784	206,662
The Scotts Miracle-Gro Co. Class A	714	45,518
Trinseo PLC	546	4,570
Tronox Holdings PLC	2,061	29,184
Westlake Corp.	555	77,678
		13,216,906
Construction Materials - 0.2%
Eagle Materials, Inc.	616	124,949
Knife River Holding Co. (b)	879	58,172
Martin Marietta Materials, Inc.	1,075	536,328
Summit Materials, Inc. (a)	2,080	79,997
Vulcan Materials Co.	2,311	524,620
		1,324,066
Containers & Packaging - 0.3%
Amcor PLC	25,590	246,688
Aptargroup, Inc.	1,138	140,680
Ardagh Metal Packaging SA	2,588	9,938
Avery Dennison Corp.	1,400	283,024
Ball Corp.	5,481	315,267
Berry Global Group, Inc.	2,054	138,419
Crown Holdings, Inc.	2,099	193,297
Graphic Packaging Holding Co.	5,344	131,730
Greif, Inc.:
Class A	451	29,581
Class B	79	5,215
International Paper Co.	6,016	217,478
Myers Industries, Inc.	649	12,688
O-I Glass, Inc. (a)	2,677	43,849
Packaging Corp. of America	1,562	254,465
Pactiv Evergreen, Inc.	728	9,981
Ranpak Holdings Corp. (A Shares) (a)	699	4,068
Sealed Air Corp.	2,532	92,469
Silgan Holdings, Inc.	1,470	66,518
Sonoco Products Co.	1,708	95,426
TriMas Corp.	701	17,756
WestRock Co.	4,456	185,013
		2,493,550
Metals & Mining - 0.5%
5E Advanced Materials, Inc. (a)(b)	491	692
Alcoa Corp.	3,116	105,944
Alpha Metallurgical Resources	213	72,190
Arch Resources, Inc.	318	52,769
ATI, Inc. (a)	2,236	101,671
Carpenter Technology Corp.	849	60,109
Century Aluminum Co. (a)	828	10,052
Cleveland-Cliffs, Inc. (a)	8,849	180,697
Coeur d'Alene Mines Corp. (a)	6,101	19,889
Commercial Metals Co.	2,033	101,731
Compass Minerals International, Inc.	567	14,356
Freeport-McMoRan, Inc.	24,936	1,061,526
Gatos Silver, Inc. (a)	922	6,030
Haynes International, Inc.	227	12,950
Hecla Mining Co.	9,974	47,975
Kaiser Aluminum Corp.	274	19,506
Materion Corp.	355	46,196
McEwen Mining, Inc. (a)(b)	689	4,968
MP Materials Corp. (a)(b)	2,545	50,518
Newmont Corp.	13,824	572,175
Nucor Corp.	4,325	752,723
Olympic Steel, Inc.	180	12,006
Piedmont Lithium, Inc. (a)(b)	326	9,203
Ramaco Resources, Inc.	645	11,081
Ramaco Resources, Inc. Class B	77	1,025
Reliance Steel & Aluminum Co.	1,017	284,435
Royal Gold, Inc.	1,143	138,257
Ryerson Holding Corp.	499	17,305
Schnitzer Steel Industries, Inc. Class A	446	13,451
Steel Dynamics, Inc.	2,708	319,815
SunCoke Energy, Inc.	1,397	15,004
TimkenSteel Corp. (a)	666	15,618
Tredegar Corp.	448	2,424
United States Steel Corp. (b)	3,875	188,519
Warrior Metropolitan Coal, Inc.	899	54,812
Worthington Steel, Inc.	526	14,781
		4,392,403
Paper & Forest Products - 0.0%
Clearwater Paper Corp. (a)	296	10,692
Glatfelter Corp. (a)	768	1,490
Louisiana-Pacific Corp.	1,120	79,330
Mercer International, Inc. (SBI) (b)	727	6,892
Sylvamo Corp.	608	29,859
		128,263
TOTAL MATERIALS		21,555,188
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Acadia Realty Trust (SBI)	1,619	27,507
Agree Realty Corp.	1,685	106,071
Alexander & Baldwin, Inc.	1,307	24,859
Alexanders, Inc.	42	8,970
Alexandria Real Estate Equities, Inc.	2,711	343,673
Alpine Income Property Trust, Inc.	237	4,008
American Assets Trust, Inc.	876	19,719
American Homes 4 Rent Class A	5,542	199,290
American Tower Corp.	8,108	1,750,355
Americold Realty Trust	4,428	134,036
Apartment Income (REIT) Corp.	2,613	90,749
Apartment Investment & Management Co. Class A (a)	2,435	19,066
Apple Hospitality (REIT), Inc.	3,746	62,221
Armada Hoffler Properties, Inc.	1,255	15,524
Ashford Hospitality Trust, Inc. (a)(b)	553	1,073
AvalonBay Communities, Inc.	2,473	462,995
Boston Properties, Inc.	2,515	176,478
Braemar Hotels & Resorts, Inc.	952	2,380
Brandywine Realty Trust (SBI)	2,905	15,687
Brixmor Property Group, Inc.	5,259	122,377
Broadstone Net Lease, Inc.	3,255	56,051
Camden Property Trust (SBI)	1,864	185,077
CareTrust (REIT), Inc.	1,729	38,695
CBL & Associates Properties, Inc.	442	10,794
Centerspace	256	14,899
Chatham Lodging Trust	917	9,830
City Office REIT, Inc.	645	3,941
Community Healthcare Trust, Inc.	461	12,281
COPT Defense Properties (SBI)	1,948	49,927
Cousins Properties, Inc.	2,632	64,089
Crown Castle International Corp.	7,544	868,993
CTO Realty Growth, Inc. (b)	346	5,996
CubeSmart	3,916	181,507
DiamondRock Hospitality Co.	3,738	35,100
Digital Realty Trust, Inc.	5,266	708,698
Diversified Healthcare Trust (SBI)	3,914	14,638
Douglas Emmett, Inc.	2,925	42,413
Easterly Government Properties, Inc.	1,677	22,539
EastGroup Properties, Inc.	791	145,180
Elme Communities (SBI)	1,569	22,907
Empire State Realty Trust, Inc.	2,230	21,609
EPR Properties	1,331	64,487
Equinix, Inc.	1,628	1,311,175
Equity Commonwealth	1,915	36,768
Equity Lifestyle Properties, Inc.	3,243	228,761
Equity Residential (SBI)	6,007	367,388
Essential Properties Realty Trust, Inc.	2,734	69,881
Essex Property Trust, Inc.	1,118	277,197
Extra Space Storage, Inc.	3,675	589,213
Farmland Partners, Inc.	791	9,872
Federal Realty Investment Trust (SBI)	1,284	132,316
First Industrial Realty Trust, Inc.	2,310	121,668
Four Corners Property Trust, Inc.	1,620	40,986
Franklin Street Properties Corp.	1,809	4,631
Gaming & Leisure Properties	4,580	226,023
Getty Realty Corp.	817	23,873
Gladstone Commercial Corp.	684	9,056
Gladstone Land Corp.	608	8,786
Global Medical REIT, Inc.	1,077	11,955
Global Net Lease, Inc.	3,337	33,203
Healthcare Trust of America, Inc.	6,650	114,580
Healthpeak Properties, Inc.	9,547	189,031
Highwoods Properties, Inc. (SBI)	1,841	42,269
Host Hotels & Resorts, Inc.	12,389	241,214
Hudson Pacific Properties, Inc.	2,217	20,640
Independence Realty Trust, Inc.	3,970	60,741
Industrial Logistics Properties Trust	987	4,639
InvenTrust Properties Corp.	1,198	30,357
Invitation Homes, Inc.	10,017	341,680
Iron Mountain, Inc.	5,078	355,358
JBG SMITH Properties	1,633	27,777
Kilroy Realty Corp.	1,864	74,262
Kimco Realty Corp.	10,809	230,340
Kite Realty Group Trust	3,835	87,668
Lamar Advertising Co. Class A	1,524	161,971
LTC Properties, Inc.	730	23,448
LXP Industrial Trust (REIT)	5,081	50,404
Medical Properties Trust, Inc. (b)	10,301	50,578
Mid-America Apartment Communities, Inc.	2,034	273,492
National Health Investors, Inc.	760	42,446
National Storage Affiliates Trust	1,462	60,629
Net Lease Office Properties	242	4,472
NETSTREIT Corp.	1,164	20,777
NexPoint Diversified Real Estate Trust	548	4,357
NexPoint Residential Trust, Inc.	420	14,461
NNN (REIT), Inc.	3,183	137,187
Office Properties Income Trust	771	5,644
Omega Healthcare Investors, Inc.	4,263	130,704
One Liberty Properties, Inc.	284	6,222
Orion Office (REIT), Inc.	881	5,039
Outfront Media, Inc.	2,538	35,430
Paramount Group, Inc.	2,762	14,280
Park Hotels & Resorts, Inc.	3,731	57,084
Pebblebrook Hotel Trust	2,073	33,127
Phillips Edison & Co., Inc. (b)	2,073	75,623
Physicians Realty Trust	4,170	55,503
Piedmont Office Realty Trust, Inc. Class A	2,094	14,888
Plymouth Industrial REIT, Inc.	656	15,790
Postal Realty Trust, Inc.	410	5,970
Potlatch Corp.	1,408	69,133
Prologis (REIT), Inc.	16,071	2,142,264
Public Storage	2,754	839,970
Rayonier, Inc.	2,387	79,750
Realty Income Corp.	12,335	708,276
Regency Centers Corp.	2,873	192,491
Retail Opportunity Investments Corp.	2,239	31,413
Rexford Industrial Realty, Inc.	3,601	202,016
RLJ Lodging Trust	2,815	32,992
Ryman Hospitality Properties, Inc.	1,041	114,572
Sabra Health Care REIT, Inc.	3,980	56,795
Safehold, Inc. (b)	791	18,509
Saul Centers, Inc.	228	8,954
SBA Communications Corp. Class A	1,886	478,459
Service Properties Trust	2,951	25,202
Simon Property Group, Inc.	5,692	811,907
SITE Centers Corp.	3,185	43,412
SL Green Realty Corp. (b)	1,115	50,365
Spirit Realty Capital, Inc.	2,465	107,696
Stag Industrial, Inc.	3,141	123,316
Star Holdings	208	3,116
Summit Hotel Properties, Inc.	1,777	11,941
Sun Communities, Inc.	2,166	289,486
Sunstone Hotel Investors, Inc.	3,666	39,336
Tanger Factory Outlet Centers, Inc.	1,811	50,201
Terreno Realty Corp.	1,469	92,062
The Macerich Co.	3,719	57,384
UDR, Inc.	5,288	202,478
UMH Properties, Inc.	1,087	16,653
Uniti Group, Inc.	4,238	24,496
Universal Health Realty Income Trust (SBI)	240	10,380
Urban Edge Properties	2,064	37,771
Ventas, Inc.	7,004	349,079
Veris Residential, Inc.	1,360	21,393
VICI Properties, Inc.	17,652	562,746
Vornado Realty Trust (b)	2,787	78,733
Welltower, Inc.	9,023	813,604
Weyerhaeuser Co.	12,723	442,379
Whitestone REIT Class B	870	10,692
WP Carey, Inc.	3,725	241,417
Xenia Hotels & Resorts, Inc.	1,883	25,646
		22,308,008
Real Estate Management & Development - 0.2%
Anywhere Real Estate, Inc. (a)	1,908	15,474
CBRE Group, Inc. (a)	5,390	501,755
Compass, Inc. (a)	5,399	20,300
CoStar Group, Inc. (a)	7,103	620,731
Cushman & Wakefield PLC (a)	2,962	31,990
Digitalbridge Group, Inc.	2,515	44,113
Douglas Elliman, Inc.	1,107	3,266
eXp World Holdings, Inc. (b)	1,291	20,036
Forestar Group, Inc. (a)	331	10,946
Howard Hughes Holdings, Inc.	575	49,191
Jones Lang LaSalle, Inc. (a)	830	156,762
Kennedy-Wilson Holdings, Inc. (b)	2,111	26,134
Marcus & Millichap, Inc.	414	18,084
Newmark Group, Inc.	2,112	23,148
Opendoor Technologies, Inc. (a)(b)	9,678	43,357
RE/MAX Holdings, Inc.	295	3,932
Redfin Corp. (a)	2,084	21,507
Seritage Growth Properties (a)(b)	575	5,376
The RMR Group, Inc.	269	7,594
The St. Joe Co.	607	36,529
Zillow Group, Inc.:
Class A (a)	482	27,339
Class C (a)	3,167	183,243
		1,870,807
TOTAL REAL ESTATE		24,178,815
UTILITIES - 2.2%
Electric Utilities - 1.3%
Allete, Inc.	984	60,181
Alliant Energy Corp.	4,395	225,464
American Electric Power Co., Inc.	8,961	727,812
Avangrid, Inc.	1,223	39,637
Constellation Energy Corp.	5,593	653,766
Duke Energy Corp.	13,401	1,300,433
Edison International	6,665	476,481
Entergy Corp.	3,676	371,974
Evergy, Inc.	3,998	208,696
Eversource Energy	6,075	374,949
Exelon Corp.	17,307	621,321
FirstEnergy Corp.	8,972	328,914
Hawaiian Electric Industries, Inc.	1,943	27,571
IDACORP, Inc. (b)	882	86,718
MGE Energy, Inc.	623	45,049
NextEra Energy, Inc.	35,198	2,137,927
NRG Energy, Inc.	3,981	205,818
OGE Energy Corp.	3,487	121,801
Otter Tail Corp.	734	62,368
PG&E Corp.	36,368	655,715
Pinnacle West Capital Corp.	1,970	141,525
PNM Resources, Inc.	1,504	62,566
Portland General Electric Co.	1,764	76,452
PPL Corp.	12,817	347,341
Southern Co.	18,962	1,329,615
Xcel Energy, Inc.	9,593	593,903
		11,283,997
Gas Utilities - 0.1%
Atmos Energy Corp.	2,579	298,906
Chesapeake Utilities Corp.	309	32,640
National Fuel Gas Co.	1,602	80,372
New Jersey Resources Corp.	1,697	75,652
Northwest Natural Holding Co.	612	23,831
ONE Gas, Inc. (b)	976	62,191
Southwest Gas Holdings, Inc.	1,048	66,391
Spire, Inc.	918	57,228
UGI Corp.	3,670	90,282
		787,493
Independent Power and Renewable Electricity Producers - 0.1%
Altus Power, Inc. Class A (a)(b)	1,046	7,144
Clearway Energy, Inc.:
Class A	525	13,430
Class C	1,490	40,871
Montauk Renewables, Inc. (a)	1,158	10,318
Ormat Technologies, Inc. (b)	925	70,106
Sunnova Energy International, Inc. (a)(b)	1,782	27,176
The AES Corp.	11,658	224,417
Vistra Corp.	6,004	231,274
		624,736
Multi-Utilities - 0.6%
Ameren Corp.	4,573	330,811
Avista Corp.	1,311	46,855
Black Hills Corp.	1,153	62,204
CenterPoint Energy, Inc.	10,971	313,441
CMS Energy Corp.	5,072	294,531
Consolidated Edison, Inc.	5,996	545,456
Dominion Energy, Inc.	14,556	684,132
DTE Energy Co.	3,585	395,282
NiSource, Inc.	7,195	191,027
NorthWestern Energy Corp.	1,053	53,587
Public Service Enterprise Group, Inc.	8,677	530,599
Sempra	10,944	817,845
Unitil Corp.	273	14,352
WEC Energy Group, Inc.	5,488	461,925
		4,742,047
Water Utilities - 0.1%
American States Water Co.	637	51,228
American Water Works Co., Inc.	3,390	447,446
Artesian Resources Corp. Class A	159	6,591
California Water Service Group	998	51,766
Consolidated Water Co., Inc. (b)	267	9,505
Essential Utilities, Inc.	4,252	158,812
Middlesex Water Co.	313	20,539
SJW Group	491	32,087
York Water Co.	237	9,153
		787,127
TOTAL UTILITIES		18,225,400
TOTAL COMMON STOCKS (Cost $625,153,653)		808,224,621

U.S. Treasury Obligations - 0.0%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (e) (Cost $595,410)	600,000	595,540

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	24,570,530	24,575,444
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	10,429,172	10,430,214
TOTAL MONEY MARKET FUNDS (Cost $35,005,658)		35,005,658

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $660,754,721)	843,825,819
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(7,086,372)
NET ASSETS - 100.0%	836,739,447

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	23	Mar 2024	2,354,855	111,429	111,429
CME E-mini S&P MidCap 400 Index Contracts (United States)	4	Mar 2024	1,123,800	42,512	42,512
CME Micro E-mini S&P 500 Index Contracts (United States)	97	Mar 2024	23,377,000	538,808	538,808

TOTAL FUTURES CONTRACTS					692,749
The notional amount of futures purchased as a percentage of Net Assets is 3.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $595,540.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	9,616,330	150,991,798	136,032,684	791,919	-	-	24,575,444	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	7,524,644	49,791,360	46,885,790	126,444	-	-	10,430,214	0.0%
Total	17,140,974	200,783,158	182,918,474	918,363	-	-	35,005,658

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	64,684,846	64,684,846	-	-
Consumer Discretionary	88,737,759	88,737,644	115	-
Consumer Staples	46,094,017	46,094,017	-	-
Energy	32,226,089	32,226,089	-	-
Financials	109,748,896	109,748,896	-	-
Health Care	100,684,192	100,680,748	2,103	1,341
Industrials	79,970,625	79,970,625	-	-
Information Technology	222,118,794	222,118,794	-	-
Materials	21,555,188	21,555,188	-	-
Real Estate	24,178,815	24,178,815	-	-
Utilities	18,225,400	18,225,400	-	-

U.S. Government and Government Agency Obligations	595,540	-	595,540	-

Money Market Funds	35,005,658	35,005,658	-	-
Total Investments in Securities:	843,825,819	843,226,720	597,758	1,341
Derivative Instruments: Assets
Futures Contracts	692,749	692,749	-	-
Total Assets	692,749	692,749	-	-
Total Derivative Instruments:	692,749	692,749	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	692,749	0
Total Equity Risk	692,749	0
Total Value of Derivatives	692,749	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP Total Market Index Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $9,889,334) - See accompanying schedule:
Unaffiliated issuers (cost $625,749,063)	$808,820,161
Fidelity Central Funds (cost $35,005,658)	35,005,658

Total Investment in Securities (cost $660,754,721)		$843,825,819
Segregated cash with brokers for derivative instruments		807,331
Foreign currency held at value (cost $110,329)		111,967
Receivable for investments sold		44,446
Receivable for fund shares sold		1,736,401
Dividends receivable		761,731
Distributions receivable from Fidelity Central Funds		103,749
Other receivables		1,507
Total assets		847,392,951
Liabilities
Payable to custodian bank	$7,022
Payable for fund shares redeemed	22,793
Accrued management fee	40,593
Distribution and service plan fees payable	11,447
Payable for daily variation margin on futures contracts	100,066
Other affiliated payables	40,593
Other payables and accrued expenses	756
Collateral on securities loaned	10,430,234
Total Liabilities		10,653,504
Net Assets		$836,739,447
Net Assets consist of:
Paid in capital		$664,461,520
Total accumulated earnings (loss)		172,277,927
Net Assets		$836,739,447

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($778,338,621 ÷ 45,100,754 shares)		$17.26
Service Class :
Net Asset Value, offering price and redemption price per share ($3,865,374 ÷ 224,301 shares)		$17.23
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($54,535,452 ÷ 3,172,083 shares)		$17.19
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$10,827,920
Interest		44,641
Income from Fidelity Central Funds (including $126,444 from security lending)		918,363
Total Income		11,790,924
Expenses
Management fee	$416,550
Transfer agent fees	416,550
Distribution and service plan fees	111,744
Independent trustees' fees and expenses	4,012
Total expenses before reductions	948,856
Expense reductions	(779)
Total expenses after reductions		948,077
Net Investment income (loss)		10,842,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,151,093)
Foreign currency transactions	(82)
Futures contracts	1,917,527
Total net realized gain (loss)		(233,648)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	150,600,707
Assets and liabilities in foreign currencies	1,604
Futures contracts	837,578
Total change in net unrealized appreciation (depreciation)		151,439,889
Net gain (loss)		151,206,241
Net increase (decrease) in net assets resulting from operations		$162,049,088
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,842,847	$8,182,587
Net realized gain (loss)	(233,648)	(11,043,581)
Change in net unrealized appreciation (depreciation)	151,439,889	(118,413,880)
Net increase (decrease) in net assets resulting from operations	162,049,088	(121,274,874)
Distributions to shareholders	(7,738,444)	(9,230,777)

Share transactions - net increase (decrease)	102,198,089	127,718,193
Total increase (decrease) in net assets	256,508,733	(2,787,458)

Net Assets
Beginning of period	580,230,714	583,018,172
End of period	$836,739,447	$580,230,714

Financial Highlights
VIP Total Market Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.83	$17.40	$14.07	$11.86	$9.23
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.19	.19	.20
Net realized and unrealized gain (loss)	3.36	(3.56)	3.41	2.21	2.63
Total from investment operations	3.60	(3.34)	3.60	2.40	2.83
Distributions from net investment income	(.17)	(.20)	(.17)	(.18)	(.17)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.17)	(.23)	(.27) C	(.19) C	(.20)
Net asset value, end of period	$17.26	$13.83	$17.40	$14.07	$11.86
Total Return D,E	26.07%	(19.22)%	25.69%	20.30%	30.70%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.12%	.12%	.12%	.12%	.12%
Expenses net of fee waivers, if any	.12%	.12%	.12%	.12%	.12%
Expenses net of all reductions	.12%	.12%	.12%	.12%	.12%
Net investment income (loss)	1.58%	1.45%	1.18%	1.57%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$778,339	$548,368	$569,470	$259,544	$173,833
Portfolio turnover rate H	2%	6%	3%	9%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Total Market Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$13.82	$17.40	$14.07	$11.86	$10.73
Income from Investment Operations
Net investment income (loss) B,C	.23	.20	.17	.17	.13
Net realized and unrealized gain (loss)	3.35	(3.56)	3.41	2.22	1.19
Total from investment operations	3.58	(3.36)	3.58	2.39	1.32
Distributions from net investment income	(.17)	(.19)	(.15)	(.17)	(.16)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.17)	(.22)	(.25) D	(.18) D	(.19)
Net asset value, end of period	$17.23	$13.82	$17.40	$14.07	$11.86
Total Return E,F,G	25.94%	(19.33)%	25.55%	20.20%	12.36%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.22%	.22%	.22%	.22%	.22% J
Expenses net of fee waivers, if any	.22%	.22%	.22%	.22%	.22% J
Expenses net of all reductions	.22%	.22%	.22%	.22%	.22% J
Net investment income (loss)	1.48%	1.35%	1.08%	1.47%	1.68% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,865	$493	$414	$347	$111
Portfolio turnover rate K	2%	6%	3%	9%	4% J

AFor the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Total Market Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.79	$17.36	$14.05	$11.86	$9.23
Income from Investment Operations
Net investment income (loss) A,B	.21	.17	.15	.16	.17
Net realized and unrealized gain (loss)	3.33	(3.54)	3.41	2.21	2.64
Total from investment operations	3.54	(3.37)	3.56	2.37	2.81
Distributions from net investment income	(.14)	(.18)	(.14)	(.16)	(.14)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.14)	(.20) C	(.25)	(.18)	(.18) C
Net asset value, end of period	$17.19	$13.79	$17.36	$14.05	$11.86
Total Return D,E	25.71%	(19.41)%	25.38%	19.98%	30.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.37%	.37%	.37%	.37%	.37%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.37%	.37%
Expenses net of all reductions	.37%	.37%	.37%	.37%	.37%
Net investment income (loss)	1.33%	1.20%	.93%	1.32%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$54,535	$31,370	$13,135	$4,116	$1,538
Portfolio turnover rate H	2%	6%	3%	9%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Extended Market Index Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Initial Class	17.44%	11.31%	7.62%
Service Class	17.34%	11.21%	7.54%
Service Class 2	17.11%	11.02%	7.35%

A   From April 17, 2018
The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Extended Market Index Portfolio - Initial Class , a class of the fund, on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Extended Investable Market Index℠ and S&P 500® Index performed over the same period.

VIP Extended Market Index Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communications services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending December 31, 2023, the fund's share classes gained roughly 17%, versus 17.92% for the benchmark Fidelity U.S. Extended Investable Market Index TR. By sector, industrials gained 29% and contributed most, driven by the capital goods industry (+34%). Information technology, which gained approximately 32%, also helped, as did consumer discretionary, which advanced about 24%. The financials sector rose 18%, boosted by the financial services industry (+37%), while real estate gained roughly 14% and materials advanced 17%. Other notable contributors included the health care (+5%), consumer staples (+13%), energy (+6%) and communication services (+6%) sectors. In contrast, utilities returned -2% and detracted most. Turning to individual stocks, the biggest contributor was Coinbase Global (+381%), from the financial services category. Also in financial services, Affirm Holdings (+405%) helped. In capital goods, Builders FirstSource (+156%) and Vertiv Holdings (+250%) lifted the fund. Lastly, another notable contributor was DraftKings Holdings (+202%), a stock in the consumer services category. Conversely, the biggest individual detractor was Novocure (-80%), from the health care equipment & services group. First Horizon (-39%), from the banks industry, also hurt. Another notable detractor was Advance Auto Parts (-56%), a stock in the consumer discretionary distribution & retail industry. In energy, Texas Pacific Land returned -31% and detracted. Lastly, another notable detractor was Medical Properties Trust (-49%), a stock in the equity real estate investment trusts (REITs) industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Extended Market Index Portfolio
Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Coinbase Global, Inc.	0.5
Builders FirstSource, Inc.	0.4
Ares Management Corp.	0.3
Hubbell, Inc. Class B	0.3
Deckers Outdoor Corp.	0.3
First Citizens Bancshares, Inc.	0.3
Vertiv Holdings Co.	0.3
Booz Allen Hamilton Holding Corp. Class A	0.3
Jabil, Inc.	0.3
Draftkings Holdings, Inc.	0.3
3.3

Market Sectors (% of Fund's net assets)

Industrials	19.4
Financials	16.5
Consumer Discretionary	13.2
Information Technology	11.6
Health Care	11.1
Real Estate	6.7
Materials	4.8
Energy	4.5
Consumer Staples	3.5
Communication Services	2.7
Utilities	2.5

Asset Allocation (% of Fund's net assets)

Futures - 3%

VIP Extended Market Index Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.5%
Anterix, Inc. (a)	691	23,024
AST SpaceMobile, Inc. (a)(b)	3,369	20,315
ATN International, Inc.	396	15,432
Bandwidth, Inc. (a)	849	12,285
Cogent Communications Group, Inc.	1,583	120,403
Consolidated Communications Holdings, Inc. (a)	2,837	12,341
EchoStar Holding Corp. Class A (a)(b)	1,290	21,375
Frontier Communications Parent, Inc. (a)	8,071	204,519
Globalstar, Inc. (a)(b)	25,950	50,343
IDT Corp. Class B (a)	732	24,954
Iridium Communications, Inc.	4,562	187,772
Liberty Global Ltd.:
Class A	6,568	116,713
Class C (b)	7,670	142,969
Liberty Latin America Ltd.:
Class A (a)	3,698	27,032
Class C (a)	2,321	17,036
Lumen Technologies, Inc. (a)(b)	37,079	67,855
Shenandoah Telecommunications Co.	1,831	39,586
		1,103,954
Entertainment - 0.8%
AMC Entertainment Holdings, Inc. Class A (b)	1,897	11,610
Cinemark Holdings, Inc. (a)(b)	3,983	56,120
Endeavor Group Holdings, Inc.	6,870	163,025
Lions Gate Entertainment Corp.:
Class A (a)(b)	1,515	16,514
Class B (a)	5,560	56,656
Live Nation Entertainment, Inc. (a)	5,170	483,912
Madison Square Garden Entertainment Corp.	1,540	48,957
Madison Square Garden Sports Corp. (a)	606	110,189
Marcus Corp. (b)	914	13,326
Playtika Holding Corp. (a)	2,512	21,905
Roku, Inc. Class A (a)	4,526	414,853
Skillz, Inc. (a)(b)	429	2,677
Sphere Entertainment Co. (a)(b)	965	32,771
TKO Group Holdings, Inc.	1,911	155,899
Vivid Seats, Inc. Class A (a)	1,235	7,805
Warner Music Group Corp. Class A	5,045	180,561
		1,776,780
Interactive Media & Services - 0.5%
Angi, Inc. (a)(b)	2,842	7,077
Bumble, Inc. (a)	3,612	53,241
CarGurus, Inc. Class A (a)	3,164	76,442
Cars.com, Inc. (a)	2,249	42,664
Eventbrite, Inc. (a)	2,952	24,679
EverQuote, Inc. Class A (a)	701	8,580
fuboTV, Inc. (a)(b)	10,458	33,256
IAC, Inc. (a)	2,539	132,993
MediaAlpha, Inc. Class A (a)	678	7,560
Nextdoor Holdings, Inc. (a)	5,917	11,183
QuinStreet, Inc. (a)	1,869	23,961
Rumble, Inc. (a)(b)	2,856	12,823
Shutterstock, Inc. (b)	890	42,969
TripAdvisor, Inc. (a)	3,939	84,807
Vimeo, Inc. (a)	5,817	22,803
Yelp, Inc. (a)	2,499	118,303
Ziff Davis, Inc. (a)	1,697	114,021
ZipRecruiter, Inc. (a)	2,725	37,878
Zoominfo Technologies, Inc. (a)	11,137	205,923
		1,061,163
Media - 0.8%
Altice U.S.A., Inc. Class A (a)	8,259	26,842
AMC Networks, Inc. Class A (a)	1,142	21,458
Boston Omaha Corp. (a)	703	11,058
Cable One, Inc.	167	92,951
Cardlytics, Inc. (a)(b)	1,388	12,783
Clear Channel Outdoor Holdings, Inc. (a)	13,000	23,660
E.W. Scripps Co. Class A (a)	2,218	17,722
Entravision Communication Corp. Class A	2,052	8,557
Gannett Co., Inc. (a)	5,627	12,942
Gray Television, Inc.	2,906	26,038
iHeartMedia, Inc. (a)	3,430	9,158
Integral Ad Science Holding Corp. (a)	1,978	28,463
John Wiley & Sons, Inc. Class A	1,539	48,848
Magnite, Inc. (a)	4,436	41,432
News Corp.:
Class A	13,470	330,689
Class B	4,610	118,569
Nexstar Broadcasting Group, Inc. Class A	1,217	190,765
PubMatic, Inc. (a)	1,573	25,656
Scholastic Corp.	1,022	38,529
Sinclair, Inc. Class A (b)	1,364	17,773
Sirius XM Holdings, Inc. (b)	23,838	130,394
Stagwell, Inc. (a)	3,839	25,453
TechTarget, Inc. (a)	912	31,792
TEGNA, Inc.	7,356	112,547
The New York Times Co. Class A	5,963	292,127
Thryv Holdings, Inc. (a)	1,113	22,650
WideOpenWest, Inc. (a)	1,601	6,484
		1,725,340
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (a)	2,221	22,499
NII Holdings, Inc. (a)(b)(c)	1,280	0
Spok Holdings, Inc.	671	10,387
Telephone & Data Systems, Inc.	3,575	65,601
U.S. Cellular Corp. (a)	511	21,227
		119,714
TOTAL COMMUNICATION SERVICES		5,786,951
CONSUMER DISCRETIONARY - 13.2%
Automobile Components - 1.3%
Adient PLC (a)	3,414	124,133
American Axle & Manufacturing Holdings, Inc. (a)	4,330	38,147
Autoliv, Inc.	2,768	305,006
BorgWarner, Inc.	8,572	307,306
Dana, Inc.	4,702	68,696
Dorman Products, Inc. (a)	1,034	86,246
Fox Factory Holding Corp. (a)	1,547	104,392
Garrett Motion, Inc. (a)	6,032	58,329
Gentex Corp.	8,492	277,349
Gentherm, Inc. (a)	1,217	63,722
Holley, Inc. (a)	1,710	8,328
LCI Industries	924	116,156
Lear Corp.	2,139	302,048
Luminar Technologies, Inc. (a)(b)	9,680	32,622
Mobileye Global, Inc. (a)(b)	2,782	120,516
Modine Manufacturing Co. (a)	1,913	114,206
Motorcar Parts of America, Inc. (a)	552	5,156
Patrick Industries, Inc.	759	76,166
Phinia, Inc.	1,705	51,644
QuantumScape Corp. Class A (a)(b)	12,336	85,735
Solid Power, Inc. (a)(b)	4,190	6,076
Standard Motor Products, Inc.	672	26,752
Stoneridge, Inc. (a)	1,028	20,118
The Goodyear Tire & Rubber Co. (a)	10,329	147,911
Visteon Corp. (a)	1,028	128,397
XPEL, Inc. (a)	778	41,895
		2,717,052
Automobiles - 0.6%
Canoo, Inc. (a)(b)	14,867	3,824
Faraday Future Intelligent Electric, Inc. (a)(b)	713	165
Fisker, Inc. (a)(b)	6,742	11,799
Harley-Davidson, Inc.	4,702	173,222
Lucid Group, Inc. Class A (a)(b)	32,347	136,181
Mullen Automotive, Inc. (a)(b)	299	4,273
Rivian Automotive, Inc. (a)(b)	24,353	571,321
Thor Industries, Inc.	1,943	229,760
Winnebago Industries, Inc.	1,098	80,022
Workhorse Group, Inc. (a)(b)	7,345	2,644
		1,213,211
Broadline Retail - 0.3%
Big Lots, Inc.	922	7,182
ContextLogic, Inc. (a)(b)	694	4,129
Dillard's, Inc. Class A (b)	128	51,667
Groupon, Inc. (a)(b)	661	8,487
Groupon, Inc. rights (a)	661	226
Kohl's Corp. (b)	4,038	115,810
Macy's, Inc. (b)	9,946	200,114
Nordstrom, Inc. (b)	3,571	65,885
Ollie's Bargain Outlet Holdings, Inc. (a)	2,252	170,904
Qurate Retail, Inc. Series A (a)	11,490	10,060
		634,464
Diversified Consumer Services - 1.0%
2U, Inc. (a)(b)	2,737	3,367
ADT, Inc.	8,151	55,590
Adtalem Global Education, Inc. (a)	1,525	89,899
American Public Education, Inc. (a)	595	5,742
Bright Horizons Family Solutions, Inc. (a)	2,106	198,469
Carriage Services, Inc.	507	12,680
Chegg, Inc. (a)	4,217	47,905
Coursera, Inc. (a)	3,778	73,180
Duolingo, Inc. (a)	1,290	292,637
European Wax Center, Inc. (a)(b)	1,289	17,518
Frontdoor, Inc. (a)	2,926	103,054
Graham Holdings Co.	134	93,334
Grand Canyon Education, Inc. (a)	1,086	143,395
H&R Block, Inc.	5,551	268,502
Laureate Education, Inc. Class A	4,952	67,892
Mister Car Wash, Inc. (a)(b)	3,283	28,365
Nerdy, Inc. Class A (a)	2,206	7,567
OneSpaWorld Holdings Ltd. (a)	3,217	45,360
Perdoceo Education Corp.	2,398	42,109
Rover Group, Inc. Class A (a)	4,202	45,718
Service Corp. International	5,503	376,680
Strategic Education, Inc.	806	74,450
Stride, Inc. (a)	1,483	88,046
Udemy, Inc. (a)	3,153	46,444
WW International, Inc. (a)(b)	2,821	24,684
		2,252,587
Hotels, Restaurants & Leisure - 2.8%
Accel Entertainment, Inc. (a)	2,071	21,269
ARAMARK Holdings Corp.	9,521	267,540
Bally's Corp. (a)(b)	1,080	15,055
BJ's Restaurants, Inc. (a)	852	30,681
Bloomin' Brands, Inc.	3,170	89,236
Bluegreen Vacations Holding Corp. Class A	331	24,865
Bowlero Corp. Class A (a)(b)	1,718	24,327
Boyd Gaming Corp.	2,590	162,160
Brinker International, Inc. (a)	1,620	69,952
Choice Hotels International, Inc. (b)	920	104,236
Churchill Downs, Inc.	2,485	335,301
Chuy's Holdings, Inc. (a)	652	24,926
Cracker Barrel Old Country Store, Inc. (b)	812	62,589
Dave & Buster's Entertainment, Inc. (a)(b)	1,240	66,774
Denny's Corp. (a)	2,033	22,119
Dine Brands Global, Inc.	552	27,407
Draftkings Holdings, Inc. (a)	16,921	596,465
Dutch Bros, Inc. (a)	1,875	59,381
El Pollo Loco Holdings, Inc. (a)	1,092	9,631
Everi Holdings, Inc. (a)	3,242	36,537
First Watch Restaurant Group, Inc. (a)	906	18,211
Golden Entertainment, Inc.	774	30,906
Hilton Grand Vacations, Inc. (a)	2,666	107,120
Hyatt Hotels Corp. Class A	1,674	218,306
Inspired Entertainment, Inc. (a)	820	8,102
Jack in the Box, Inc.	740	60,406
Krispy Kreme, Inc. (b)	3,066	46,266
Kura Sushi U.S.A., Inc. Class A (a)(b)	209	15,884
Life Time Group Holdings, Inc. (a)(b)	2,185	32,950
Light & Wonder, Inc. Class A (a)	3,322	272,769
Lindblad Expeditions Holdings (a)	1,381	15,564
Marriott Vacations Worldwide Corp.	1,240	105,264
Monarch Casino & Resort, Inc.	480	33,192
Norwegian Cruise Line Holdings Ltd. (a)(b)	15,514	310,901
Papa John's International, Inc. (b)	1,194	91,019
Penn Entertainment, Inc. (a)	5,514	143,474
Planet Fitness, Inc. (a)	3,085	225,205
Playa Hotels & Resorts NV (a)	4,092	35,396
PlayAGS, Inc. (a)	1,276	10,757
Portillo's, Inc. (a)	1,716	27,336
RCI Hospitality Holdings, Inc.	321	21,269
Red Robin Gourmet Burgers, Inc. (a)(b)	539	6,721
Red Rock Resorts, Inc.	1,782	95,034
Rush Street Interactive, Inc. (a)	2,115	9,496
Sabre Corp. (a)	12,033	52,945
SeaWorld Entertainment, Inc. (a)	1,292	68,256
Shake Shack, Inc. Class A (a)	1,366	101,248
Six Flags Entertainment Corp. (a)	2,576	64,606
Soho House & Co., Inc. Class A (a)(b)	1,492	10,623
Sonder Holdings, Inc. (a)(b)	316	1,071
Sweetgreen, Inc. Class A (a)	3,337	37,708
Target Hospitality Corp. (a)(b)	925	9,000
Texas Roadhouse, Inc. Class A	2,432	297,263
The Cheesecake Factory, Inc. (b)	1,733	60,672
Travel+Leisure Co.	2,698	105,465
Vail Resorts, Inc.	1,407	300,352
Wendy's Co.	6,172	120,231
Wingstop, Inc.	1,092	280,185
Wyndham Hotels & Resorts, Inc.	3,072	247,020
Wynn Resorts Ltd.	3,529	321,527
Xponential Fitness, Inc. (a)	1,002	12,916
		6,083,087
Household Durables - 1.9%
Beazer Homes U.S.A., Inc. (a)	1,096	37,034
Cavco Industries, Inc. (a)	295	102,253
Century Communities, Inc.	1,044	95,150
Dream Finders Homes, Inc. (a)(b)	837	29,739
Ethan Allen Interiors, Inc.	826	26,366
GoPro, Inc. Class A (a)	4,716	16,365
Green Brick Partners, Inc. (a)	926	48,096
Helen of Troy Ltd. (a)	880	106,313
Hovnanian Enterprises, Inc. Class A (a)	179	27,856
Installed Building Products, Inc. (b)	859	157,042
iRobot Corp. (a)	1,012	39,164
KB Home	2,832	176,887
La-Z-Boy, Inc.	1,560	57,595
Leggett & Platt, Inc.	4,856	127,082
LGI Homes, Inc. (a)	748	99,604
Lovesac (a)(b)	542	13,848
M.D.C. Holdings, Inc.	2,178	120,335
M/I Homes, Inc. (a)	1,012	139,393
Meritage Homes Corp.	1,341	233,602
Mohawk Industries, Inc. (a)	1,928	199,548
Newell Brands, Inc.	13,930	120,912
Purple Innovation, Inc.	1,868	1,924
Skyline Champion Corp. (a)	1,943	144,287
Sonos, Inc. (a)	4,691	80,404
Taylor Morrison Home Corp. (a)	3,994	213,080
Tempur Sealy International, Inc.	6,281	320,143
Toll Brothers, Inc.	3,986	409,721
TopBuild Corp. (a)	1,158	433,393
Traeger, Inc. (a)	2,293	6,260
TRI Pointe Homes, Inc. (a)	3,609	127,759
Tupperware Brands Corp. (a)(b)	1,352	2,704
Universal Electronics, Inc. (a)(b)	413	3,878
Vizio Holding Corp. (a)	3,653	28,128
Whirlpool Corp.	1,999	243,418
Worthington Enterprises, Inc.	1,122	64,571
ZAGG, Inc. rights (a)(c)	548	0
		4,053,854
Leisure Products - 0.7%
Acushnet Holdings Corp. (b)	1,116	70,498
AMMO, Inc. (a)	2,998	6,296
Brunswick Corp.	2,548	246,519
Clarus Corp.	955	6,585
Funko, Inc. (a)(b)	1,173	9,067
Hasbro, Inc.	4,758	242,943
JAKKS Pacific, Inc. (a)	240	8,532
Johnson Outdoors, Inc. Class A	254	13,569
Latham Group, Inc. (a)	1,277	3,359
Malibu Boats, Inc. Class A (a)	758	41,554
MasterCraft Boat Holdings, Inc. (a)	580	13,131
Mattel, Inc. (a)	12,920	243,930
Peloton Interactive, Inc. Class A (a)(b)	12,271	74,730
Polaris, Inc.	1,946	184,422
Smith & Wesson Brands, Inc.	1,659	22,496
Solo Brands, Inc. Class A (a)	945	5,821
Sturm, Ruger & Co., Inc.	658	29,906
Topgolf Callaway Brands Corp. (a)	5,255	75,357
Vista Outdoor, Inc. (a)	2,138	63,221
YETI Holdings, Inc. (a)(b)	3,166	163,935
		1,525,871
Specialty Retail - 3.1%
1-800-FLOWERS.com, Inc. Class A (a)	1,111	11,977
Abercrombie & Fitch Co. Class A (a)	1,823	160,825
Academy Sports & Outdoors, Inc.	2,791	184,206
Advance Auto Parts, Inc.	2,172	132,557
America's Car Mart, Inc. (a)	222	16,821
American Eagle Outfitters, Inc.	6,768	143,211
Arhaus, Inc. (a)(b)	1,521	18,024
Arko Corp.	2,647	21,838
Asbury Automotive Group, Inc. (a)	752	169,177
AutoNation, Inc. (a)	980	147,176
BARK, Inc. (a)(b)	3,644	2,935
Bath & Body Works, Inc.	8,350	360,386
Beyond, Inc. (a)(b)	1,680	46,519
Big 5 Sporting Goods Corp.	756	4,793
Boot Barn Holdings, Inc. (a)	1,095	84,052
Build-A-Bear Workshop, Inc. (b)	504	11,587
Caleres, Inc.	1,257	38,628
Camping World Holdings, Inc. (b)	1,555	40,834
CarParts.com, Inc. (a)	1,788	5,650
Carvana Co. Class A (a)(b)	3,498	185,184
Chewy, Inc. (a)(b)	4,217	99,648
Chico's FAS, Inc. (a)	4,559	34,557
Citi Trends, Inc. (a)	279	7,890
Designer Brands, Inc. Class A (b)	1,813	16,045
Destination XL Group, Inc. (a)	1,871	8,232
Dick's Sporting Goods, Inc.	2,285	335,781
EVgo, Inc. Class A (a)(b)	3,678	13,167
Five Below, Inc. (a)	2,030	432,715
Floor & Decor Holdings, Inc. Class A (a)(b)	3,883	433,187
Foot Locker, Inc.	2,984	92,952
GameStop Corp. Class A (a)(b)	9,788	171,584
Gap, Inc.	7,784	162,763
Genesco, Inc. (a)	449	15,809
Group 1 Automotive, Inc.	512	156,027
GrowGeneration Corp. (a)(b)	2,065	5,183
Guess?, Inc. (b)	988	22,783
Haverty Furniture Companies, Inc.	508	18,034
Hibbett, Inc. (b)	462	33,273
Lands' End, Inc. (a)	400	3,824
Lazydays Holdings, Inc. (a)(b)	422	2,975
Leslie's, Inc. (a)(b)	6,747	46,622
Lithia Motors, Inc. Class A (sub. vtg.)	1,006	331,256
LL Flooring Holdings, Inc. (a)	901	3,514
MarineMax, Inc. (a)	725	28,203
Monro, Inc. (b)	1,167	34,240
Murphy U.S.A., Inc.	711	253,514
National Vision Holdings, Inc. (a)	2,821	59,044
OneWater Marine, Inc. Class A (a)(b)	394	13,313
Penske Automotive Group, Inc.	712	114,283
Petco Health & Wellness Co., Inc. (a)	2,785	8,801
PetMed Express, Inc. (b)	716	5,413
Rent the Runway, Inc. Class A (a)(b)	1,634	862
Revolve Group, Inc. (a)(b)	1,502	24,903
RH (a)	564	164,395
Sally Beauty Holdings, Inc. (a)	3,939	52,310
Shoe Carnival, Inc. (b)	678	20,482
Signet Jewelers Ltd. (b)	1,657	177,730
Sleep Number Corp. (a)	799	11,849
Sonic Automotive, Inc. Class A (sub. vtg.) (b)	569	31,983
Sportsman's Warehouse Holdings, Inc. (a)	1,270	5,410
Stitch Fix, Inc. (a)	3,353	11,970
The Aaron's Co., Inc.	1,172	12,751
The Buckle, Inc.	1,088	51,702
The Cato Corp. Class A (sub. vtg.) (b)	523	3,734
The Children's Place, Inc. (a)	485	11,262
The Container Store Group, Inc. (a)	1,142	2,604
The ODP Corp. (a)	1,224	68,911
The RealReal, Inc. (a)	2,958	5,946
thredUP, Inc. (a)(b)	2,532	5,697
Tilly's, Inc. (a)	758	5,715
Upbound Group, Inc.	1,661	56,424
Urban Outfitters, Inc. (a)	2,061	73,557
Valvoline, Inc. (b)	5,048	189,704
Victoria's Secret & Co. (a)	2,830	75,108
Vroom, Inc. (a)(b)	4,345	2,618
Warby Parker, Inc. (a)	2,759	38,902
Wayfair LLC Class A (a)(b)	3,293	203,178
Williams-Sonoma, Inc.	2,342	472,569
Winmark Corp.	103	43,008
Zumiez, Inc. (a)	618	12,570
		6,588,866
Textiles, Apparel & Luxury Goods - 1.5%
Allbirds, Inc. Class A (a)	3,386	4,148
Capri Holdings Ltd. (a)	4,231	212,565
Carter's, Inc. (b)	1,361	101,925
Columbia Sportswear Co.	1,278	101,652
Crocs, Inc. (a)	2,250	210,173
Deckers Outdoor Corp. (a)	953	637,014
Figs, Inc. Class A (a)(b)	4,401	30,587
Fossil Group, Inc. (a)	1,604	2,342
G-III Apparel Group Ltd. (a)(b)	1,478	50,222
Hanesbrands, Inc.	12,629	56,325
Kontoor Brands, Inc. (b)	1,824	113,854
Levi Strauss & Co. Class A (b)	3,591	59,395
Movado Group, Inc.	594	17,909
Oxford Industries, Inc.	535	53,500
PVH Corp.	2,288	279,411
Ralph Lauren Corp.	1,472	212,262
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	4,900	305,466
Steven Madden Ltd.	2,583	108,486
Tapestry, Inc.	8,456	311,265
Under Armour, Inc.:
Class A (sub. vtg.) (a)	4,598	40,416
Class C (non-vtg.) (a)	9,734	81,279
Unifi, Inc. (a)	536	3,570
VF Corp.	12,062	226,766
Wolverine World Wide, Inc.	2,875	25,559
		3,246,091
TOTAL CONSUMER DISCRETIONARY		28,315,083
CONSUMER STAPLES - 3.5%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	345	119,229
Celsius Holdings, Inc. (a)(b)	5,386	293,645
Coca-Cola Bottling Co. Consolidated	171	158,756
Duckhorn Portfolio, Inc. (a)	1,614	15,898
MGP Ingredients, Inc.	569	56,058
Molson Coors Beverage Co. Class B	6,762	413,902
National Beverage Corp. (a)(b)	853	42,411
The Vita Coco Co., Inc. (a)	1,085	27,830
		1,127,729
Consumer Staples Distribution & Retail - 1.1%
Albertsons Companies, Inc.	14,648	336,904
Andersons, Inc.	1,149	66,113
BJ's Wholesale Club Holdings, Inc. (a)	4,900	326,634
Blue Apron Holdings, Inc.:
warrants 11/4/28 (a)(c)	341	0
warrants 11/4/28 (a)(c)	341	0
warrants 11/4/28 (a)(c)	341	0
Casey's General Stores, Inc.	1,363	374,471
Chefs' Warehouse Holdings (a)	1,305	38,406
Grocery Outlet Holding Corp. (a)	3,605	97,191
Ingles Markets, Inc. Class A	529	45,690
Performance Food Group Co. (a)	5,694	393,740
PriceSmart, Inc.	937	71,006
SpartanNash Co.	1,236	28,366
Sprouts Farmers Market LLC (a)	3,715	178,729
U.S. Foods Holding Corp. (a)	8,274	375,722
United Natural Foods, Inc. (a)	2,166	35,154
Weis Markets, Inc.	601	38,440
		2,406,566
Food Products - 1.1%
Alico, Inc.	226	6,572
B&G Foods, Inc. Class A (b)	2,611	27,416
Benson Hill, Inc. (a)	3,932	683
Beyond Meat, Inc. (a)(b)	2,389	21,262
BRC, Inc. Class A (a)(b)	1,338	4,857
Cal-Maine Foods, Inc.	1,485	85,224
Calavo Growers, Inc.	662	19,469
Campbell Soup Co.	7,171	310,002
Darling Ingredients, Inc. (a)	5,821	290,119
Flowers Foods, Inc.	7,003	157,638
Fresh Del Monte Produce, Inc.	1,254	32,918
Freshpet, Inc. (a)(b)	1,757	152,437
Ingredion, Inc.	2,408	261,340
J&J Snack Foods Corp.	564	94,267
John B. Sanfilippo & Son, Inc.	332	34,209
Lancaster Colony Corp.	743	123,628
Lifecore Biomedical (a)	841	5,206
Mission Produce, Inc. (a)(b)	1,585	15,993
Pilgrim's Pride Corp. (a)	1,477	40,854
Post Holdings, Inc. (a)(b)	1,844	162,383
Seaboard Corp.	8	28,561
Seneca Foods Corp. Class A (a)	174	9,125
Sovos Brands, Inc. (a)(b)	2,262	49,832
The Hain Celestial Group, Inc. (a)	3,287	35,993
The Simply Good Foods Co. (a)	3,304	130,838
Tootsie Roll Industries, Inc.	639	21,240
TreeHouse Foods, Inc. (a)	1,881	77,967
Utz Brands, Inc. Class A	2,524	40,990
Vital Farms, Inc. (a)	1,023	16,051
Westrock Coffee Holdings (a)(b)	1,126	11,496
Whole Earth Brands, Inc. Class A (a)(b)	1,064	3,628
		2,272,198
Household Products - 0.2%
Central Garden & Pet Co. (a)	836	41,892
Central Garden & Pet Co. Class A (non-vtg.) (a)	942	41,486
Energizer Holdings, Inc.	2,419	76,634
Reynolds Consumer Products, Inc.	1,959	52,580
Spectrum Brands Holdings, Inc.	1,303	103,940
WD-40 Co.	493	117,862
		434,394
Personal Care Products - 0.5%
BellRing Brands, Inc. (a)	4,787	265,343
Coty, Inc. Class A (a)	13,068	162,305
Edgewell Personal Care Co.	1,853	67,875
elf Beauty, Inc. (a)	1,986	286,659
Herbalife Ltd. (a)(b)	3,573	54,524
Inter Parfums, Inc.	658	94,759
MediFast, Inc. (b)	389	26,149
Nu Skin Enterprises, Inc. Class A	1,836	35,655
The Beauty Health Co. (a)(b)	2,769	8,612
The Honest Co., Inc. (a)	2,242	7,399
USANA Health Sciences, Inc. (a)	411	22,030
		1,031,310
Tobacco - 0.1%
Turning Point Brands, Inc.	665	17,503
Universal Corp.	889	59,847
Vector Group Ltd.	4,746	53,535
		130,885
TOTAL CONSUMER STAPLES		7,403,082
ENERGY - 4.5%
Energy Equipment & Services - 1.3%
Archrock, Inc.	5,003	77,046
Bristow Group, Inc. (a)	865	24,454
Cactus, Inc.	2,366	107,416
Championx Corp.	7,179	209,699
Core Laboratories, Inc.	1,715	30,287
Diamond Offshore Drilling, Inc. (a)	3,695	48,035
DMC Global, Inc. (a)	744	14,002
Dril-Quip, Inc. (a)	1,279	29,762
Expro Group Holdings NV (a)	3,068	48,843
Helix Energy Solutions Group, Inc. (a)	5,100	52,428
Helmerich & Payne, Inc. (b)	3,641	131,877
Liberty Oilfield Services, Inc. Class A	5,663	102,727
Nabors Industries Ltd. (a)	333	27,183
Newpark Resources, Inc. (a)	2,750	18,260
Noble Corp. PLC	3,953	190,376
NOV, Inc.	14,384	291,708
Oceaneering International, Inc. (a)	3,695	78,630
Oil States International, Inc. (a)	2,396	16,269
Patterson-UTI Energy, Inc.	11,705	126,414
ProFrac Holding Corp. (a)(b)	711	6,029
ProPetro Holding Corp. (a)	3,063	25,668
RPC, Inc. (b)	3,052	22,219
Select Water Solutions, Inc. Class A	2,958	22,451
Solaris Oilfield Infrastructure, Inc. Class A	976	7,769
TechnipFMC PLC	15,970	321,636
TETRA Technologies, Inc. (a)	4,292	19,400
Tidewater, Inc. (a)	1,768	127,490
Transocean Ltd. (United States) (a)(b)	24,580	156,083
U.S. Silica Holdings, Inc. (a)	2,843	32,154
Valaris Ltd. (a)	2,324	159,357
Weatherford International PLC (a)	2,624	256,706
		2,782,378
Oil, Gas & Consumable Fuels - 3.2%
Amplify Energy Corp. (a)	1,200	7,116
Antero Midstream GP LP	12,363	154,908
Antero Resources Corp. (a)	10,306	233,740
APA Corp.	11,209	402,179
Ardmore Shipping Corp.	1,516	21,360
Berry Corp.	2,506	17,617
California Resources Corp.	2,357	128,881
Callon Petroleum Co. (a)	2,059	66,712
Centrus Energy Corp. Class A (a)	470	25,573
Chesapeake Energy Corp. (b)	4,104	315,762
Chord Energy Corp.	1,514	251,672
Civitas Resources, Inc.	3,115	213,004
Clean Energy Fuels Corp. (a)(b)	6,402	24,520
CNX Resources Corp. (a)	5,858	117,160
Comstock Resources, Inc. (b)	3,402	30,108
CONSOL Energy, Inc.	1,050	105,557
Crescent Energy, Inc. Class A (b)	2,640	34,874
CVR Energy, Inc.	1,076	32,603
Delek U.S. Holdings, Inc.	2,220	57,276
Dorian LPG Ltd.	1,229	53,916
DT Midstream, Inc.	3,526	193,225
Enviva, Inc. (b)	1,050	1,046
EQT Corp.	13,191	509,964
Equitrans Midstream Corp.	15,779	160,630
Evolution Petroleum Corp.	1,028	5,973
Excelerate Energy, Inc.	605	9,353
FutureFuel Corp.	884	5,375
Gevo, Inc. (a)(b)	8,005	9,286
Green Plains, Inc. (a)	2,140	53,971
Gulfport Energy Corp. (a)	358	47,686
Hallador Energy Co. (a)	824	7,284
HF Sinclair Corp.	5,308	294,966
International Seaways, Inc.	1,382	62,853
Kinetik Holdings, Inc. (b)	557	18,604
Kosmos Energy Ltd. (a)	16,795	112,694
Magnolia Oil & Gas Corp. Class A	6,867	146,198
Matador Resources Co.	4,047	230,112
Murphy Oil Corp.	5,411	230,833
New Fortress Energy, Inc. (b)	2,396	90,401
Nextdecade Corp. (a)(b)	2,845	13,571
Northern Oil & Gas, Inc.	3,052	113,138
Overseas Shipholding Group, Inc.	1,888	9,950
Par Pacific Holdings, Inc. (a)	2,049	74,522
PBF Energy, Inc. Class A	4,016	176,543
Peabody Energy Corp. (b)	4,072	99,031
Permian Resource Corp. Class A	10,125	137,700
Range Resources Corp.	8,806	268,055
Rex American Resources Corp. (a)	545	25,779
Riley Exploration Permian, Inc.	138	3,759
Ring Energy, Inc. (a)	1,495	2,183
SandRidge Energy, Inc.	1,183	16,172
Scorpio Tankers, Inc.	1,750	106,400
SilverBow Resources, Inc. (a)	474	13,784
Sitio Royalties Corp.	3,015	70,883
SM Energy Co.	4,333	167,774
Southwestern Energy Co. (a)	40,178	263,166
Talos Energy, Inc. (a)	3,642	51,826
Teekay Corp. (a)	2,262	16,173
Teekay Tankers Ltd.	889	44,423
Tellurian, Inc. (a)(b)	22,432	16,950
Texas Pacific Land Corp.	227	356,946
Uranium Energy Corp. (a)(b)	13,776	88,166
VAALCO Energy, Inc.	3,973	17,839
Vertex Energy, Inc. (a)(b)	3,169	10,743
Vital Energy, Inc. (a)	626	28,477
Vitesse Energy, Inc. (b)	825	18,059
W&T Offshore, Inc. (b)	3,243	10,572
World Kinect Corp.	2,185	49,774
		6,757,350
TOTAL ENERGY		9,539,728
FINANCIALS - 16.5%
Banks - 6.0%
1st Source Corp.	607	33,355
Amalgamated Financial Corp.	654	17,619
Amerant Bancorp, Inc. Class A	987	24,251
Ameris Bancorp	2,373	125,888
Associated Banc-Corp.	5,502	117,688
Atlantic Union Bankshares Corp.	2,738	100,047
Axos Financial, Inc. (a)	1,915	104,559
Banc of California, Inc.	1,894	25,436
BancFirst Corp.	527	51,293
Bancorp, Inc., Delaware (a)	1,977	76,233
Bank First National Corp.	306	26,518
Bank of Hawaii Corp. (b)	1,450	105,067
Bank of Marin Bancorp	550	12,111
Bank OZK	3,838	191,248
BankUnited, Inc.	2,717	88,112
Banner Corp.	1,265	67,753
Berkshire Hills Bancorp, Inc.	1,623	40,299
BOK Financial Corp.	1,019	87,277
Bridgewater Bancshares, Inc. (a)	680	9,194
Brookline Bancorp, Inc., Delaware	3,163	34,508
Business First Bancshares, Inc.	872	21,495
Byline Bancorp, Inc.	1,050	24,738
Cadence Bank	6,664	197,188
Cambridge Bancorp	280	19,432
Camden National Corp.	539	20,283
Capitol Federal Financial, Inc.	4,547	29,328
Cathay General Bancorp	2,646	117,932
Central Pacific Financial Corp.	1,007	19,818
City Holding Co.	539	59,430
CNB Financial Corp., Pennsylvania	793	17,914
Coastal Financial Corp. of Washington (a)	409	18,164
Columbia Banking Systems, Inc.	7,613	203,115
Columbia Financial, Inc. (a)	1,053	20,302
Comerica, Inc.	4,809	268,390
Commerce Bancshares, Inc.	4,347	232,173
Community Bank System, Inc.	1,952	101,719
Community Trust Bancorp, Inc.	554	24,298
ConnectOne Bancorp, Inc.	1,327	30,402
CrossFirst Bankshares, Inc. (a)	1,587	21,551
Cullen/Frost Bankers, Inc.	2,340	253,867
Customers Bancorp, Inc. (a)	1,027	59,176
CVB Financial Corp.	4,858	98,083
Dime Community Bancshares, Inc.	1,266	34,093
Eagle Bancorp, Inc.	1,077	32,461
East West Bancorp, Inc.	5,162	371,406
Eastern Bankshares, Inc.	5,759	81,778
Enterprise Financial Services Corp.	1,353	60,411
Equity Bancshares, Inc.	518	17,560
Esquire Financial Holdings, Inc.	261	13,040
Farmers National Banc Corp.	1,283	18,539
FB Financial Corp.	1,283	51,128
First Bancorp, North Carolina	1,495	55,330
First Bancorp, Puerto Rico	6,481	106,612
First Bancshares, Inc.	1,020	29,917
First Busey Corp.	1,893	46,984
First Citizens Bancshares, Inc.	434	615,833
First Commonwealth Financial Corp.	3,723	57,483
First Financial Bancorp, Ohio	3,478	82,603
First Financial Bankshares, Inc.	4,692	142,168
First Financial Corp., Indiana	407	17,513
First Foundation, Inc.	1,996	19,321
First Hawaiian, Inc.	4,665	106,642
First Horizon National Corp.	20,379	288,567
First Interstate Bancsystem, Inc.	3,033	93,265
First Merchants Corp.	2,185	81,020
First of Long Island Corp.	851	11,267
Flushing Financial Corp.	1,090	17,963
FNB Corp., Pennsylvania	13,079	180,098
Fulton Financial Corp.	5,971	98,283
German American Bancorp, Inc.	1,057	34,257
Glacier Bancorp, Inc.	4,048	167,263
Great Southern Bancorp, Inc.	338	20,060
Hancock Whitney Corp.	3,146	152,864
Hanmi Financial Corp.	1,124	21,806
HarborOne Bancorp, Inc.	1,517	18,174
Heartland Financial U.S.A., Inc.	1,416	53,256
Heritage Commerce Corp.	2,243	22,251
Heritage Financial Corp., Washington	1,270	27,165
Hilltop Holdings, Inc.	1,667	58,695
Hingham Institution for Savings	68	13,219
Home Bancshares, Inc.	6,860	173,764
HomeStreet, Inc.	595	6,129
HomeTrust Bancshares, Inc.	598	16,098
Hope Bancorp, Inc.	4,385	52,971
Horizon Bancorp, Inc. Indiana	1,471	21,050
Independent Bank Corp.	781	20,322
Independent Bank Corp.	1,613	106,152
Independent Bank Group, Inc.	1,326	67,467
International Bancshares Corp.	1,950	105,924
Kearny Financial Corp.	2,422	21,725
Lakeland Bancorp, Inc.	2,331	34,475
Lakeland Financial Corp.	919	59,882
Live Oak Bancshares, Inc.	1,200	54,600
Mercantile Bank Corp.	541	21,846
Metropolitan Bank Holding Corp. (a)	417	23,093
Midland States Bancorp, Inc.	799	22,020
National Bank Holdings Corp.	1,373	51,062
NBT Bancorp, Inc.	1,731	72,546
New York Community Bancorp, Inc.	26,346	269,520
Nicolet Bankshares, Inc.	474	38,148
Northfield Bancorp, Inc.	1,452	18,266
Northwest Bancshares, Inc.	4,577	57,121
OceanFirst Financial Corp.	2,211	38,383
OFG Bancorp	1,731	64,878
Old National Bancorp, Indiana	10,675	180,301
Old Second Bancorp, Inc.	1,465	22,620
Origin Bancorp, Inc.	1,033	36,744
Pacific Premier Bancorp, Inc.	3,504	102,001
Park National Corp.	528	70,150
Pathward Financial, Inc.	953	50,442
Peapack-Gladstone Financial Corp.	589	17,564
Peoples Bancorp, Inc.	1,234	41,660
Pinnacle Financial Partners, Inc.	2,802	244,390
Popular, Inc.	2,630	215,844
Preferred Bank, Los Angeles	466	34,041
Premier Financial Corp.	1,287	31,017
Prosperity Bancshares, Inc.	3,420	231,637
Provident Bancorp, Inc. (a)	590	5,941
Provident Financial Services, Inc.	2,758	49,727
QCR Holdings, Inc.	595	34,742
Renasant Corp.	2,068	69,650
S&T Bancorp, Inc.	1,396	46,654
Sandy Spring Bancorp, Inc.	1,647	44,864
Seacoast Banking Corp., Florida	3,107	88,425
ServisFirst Bancshares, Inc.	1,788	119,134
Simmons First National Corp. Class A	4,623	91,720
Southern Missouri Bancorp, Inc.	357	19,060
Southside Bancshares, Inc.	1,078	33,763
Southstate Corp.	2,773	234,180
Stellar Bancorp, Inc.	1,714	47,718
Stock Yards Bancorp, Inc.	986	50,769
Synovus Financial Corp.	5,335	200,863
Texas Capital Bancshares, Inc. (a)	1,748	112,973
TFS Financial Corp. (b)	1,833	26,927
Tompkins Financial Corp.	450	27,104
TowneBank	2,524	75,114
Trico Bancshares	1,219	52,380
Triumph Bancorp, Inc. (a)	780	62,540
Trustco Bank Corp., New York	698	21,673
Trustmark Corp.	2,203	61,420
UMB Financial Corp.	1,594	133,179
United Bankshares, Inc., West Virginia	4,922	184,821
United Community Bank, Inc.	4,343	127,076
Univest Corp. of Pennsylvania	1,079	23,770
Valley National Bancorp	15,569	169,079
Veritex Holdings, Inc.	1,988	46,261
WaFd, Inc.	2,374	78,247
Washington Trust Bancorp, Inc.	634	20,529
Webster Financial Corp.	6,323	320,955
WesBanco, Inc.	2,138	67,069
Westamerica Bancorp.	963	54,323
Western Alliance Bancorp.	3,995	262,831
Wintrust Financial Corp.	2,231	206,925
WSFS Financial Corp.	2,230	102,424
Zions Bancorp NA	5,405	237,117
		12,825,349
Capital Markets - 3.4%
Affiliated Managers Group, Inc.	1,279	193,666
Ares Management Corp.	6,019	715,779
Artisan Partners Asset Management, Inc.	2,500	110,450
Assetmark Financial Holdings, Inc. (a)	822	24,619
B. Riley Financial, Inc. (b)	595	12,489
Bakkt Holdings, Inc. Class A (a)(b)	2,660	5,932
BGC Group, Inc. Class A	14,301	103,253
Blue Owl Capital, Inc. Class A	14,743	219,671
Bridge Investment Group Holdings, Inc.	1,006	9,839
BrightSphere Investment Group, Inc.	1,179	22,590
Carlyle Group LP	7,877	320,515
Cohen & Steers, Inc.	942	71,338
Coinbase Global, Inc. (a)	6,166	1,072,383
Diamond Hill Investment Group, Inc.	110	18,215
Donnelley Financial Solutions, Inc. (a)	899	56,071
Evercore, Inc. Class A	1,271	217,405
Federated Hermes, Inc.	3,218	108,961
Franklin Resources, Inc.	10,379	309,190
GCM Grosvenor, Inc. Class A (b)	1,586	14,211
Hamilton Lane, Inc. Class A	1,335	151,442
Houlihan Lokey	1,875	224,831
Interactive Brokers Group, Inc.	3,902	323,476
Invesco Ltd.	16,368	292,005
Janus Henderson Group PLC	4,825	145,474
Jefferies Financial Group, Inc.	6,445	260,442
Lazard, Inc. Class A	4,117	143,272
Moelis & Co. Class A	2,429	136,340
Morningstar, Inc.	949	271,642
Open Lending Corp. (a)	3,609	30,713
Oppenheimer Holdings, Inc. Class A (non-vtg.)	234	9,669
P10, Inc.	1,615	16,505
Perella Weinberg Partners Class A	1,558	19,054
Piper Jaffray Companies	548	95,829
PJT Partners, Inc. (b)	813	82,820
Robinhood Markets, Inc. (a)	20,027	255,144
SEI Investments Co.	3,662	232,720
StepStone Group, Inc. Class A	1,846	58,758
Stifel Financial Corp.	3,815	263,807
StoneX Group, Inc. (a)	988	72,944
TPG, Inc.	2,217	95,708
Tradeweb Markets, Inc. Class A	4,180	379,878
Victory Capital Holdings, Inc.	1,345	46,322
Virtu Financial, Inc. Class A	3,450	69,897
Virtus Investment Partners, Inc.	247	59,715
WisdomTree Investments, Inc.	4,098	28,399
		7,373,383
Consumer Finance - 0.9%
Ally Financial, Inc.	9,907	345,952
Bread Financial Holdings, Inc.	1,816	59,819
Credit Acceptance Corp. (a)(b)	234	124,659
Encore Capital Group, Inc. (a)	861	43,696
Enova International, Inc. (a)	1,115	61,726
EZCORP, Inc. (non-vtg.) Class A (a)(b)	1,942	16,973
FirstCash Holdings, Inc.	1,348	146,110
Green Dot Corp. Class A (a)	1,674	16,573
LendingClub Corp. (a)	3,961	34,619
LendingTree, Inc. (a)	410	12,431
Navient Corp.	3,204	59,658
Nelnet, Inc. Class A	639	56,373
NerdWallet, Inc. (a)	1,489	21,918
OneMain Holdings, Inc.	4,389	215,939
Oportun Financial Corp. (a)	931	3,640
PRA Group, Inc. (a)	1,412	36,994
PROG Holdings, Inc. (a)	1,654	51,125
SLM Corp.	8,256	157,855
SoFi Technologies, Inc. (a)(b)	34,658	344,847
Upstart Holdings, Inc. (a)(b)	2,648	108,197
World Acceptance Corp. (a)(b)	125	16,316
		1,935,420
Financial Services - 2.0%
A-Mark Precious Metals, Inc. (b)	656	19,844
Affirm Holdings, Inc. (a)(b)	7,828	384,668
AvidXchange Holdings, Inc. (a)	6,217	77,029
Cannae Holdings, Inc. (a)	2,502	48,814
Cantaloupe, Inc. (a)	2,072	15,354
Cass Information Systems, Inc.	452	20,363
Enact Holdings, Inc.	1,080	31,201
Equitable Holdings, Inc.	11,916	396,803
Essent Group Ltd.	3,902	205,791
Euronet Worldwide, Inc. (a)	1,721	174,664
EVERTEC, Inc.	2,357	96,496
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	341	65,206
Flywire Corp. (a)	3,848	89,081
i3 Verticals, Inc. Class A (a)	861	18,227
International Money Express, Inc. (a)	1,292	28,540
Jackson Financial, Inc.	2,663	136,346
Marqeta, Inc. Class A (a)	15,809	110,347
Merchants Bancorp	938	39,940
MGIC Investment Corp.	10,277	198,243
Mr. Cooper Group, Inc. (a)	2,436	158,632
NCR Atleos Corp.	2,413	58,612
NMI Holdings, Inc. (a)	3,008	89,277
Paymentus Holdings, Inc. (a)(b)	684	12,223
Payoneer Global, Inc. (a)	9,338	48,651
PennyMac Financial Services, Inc.	1,055	93,230
Radian Group, Inc.	5,731	163,620
Remitly Global, Inc. (a)	4,833	93,857
Repay Holdings Corp. (a)	2,779	23,733
Rocket Companies, Inc. (a)	4,447	64,393
Shift4 Payments, Inc. (a)	2,060	153,140
The Western Union Co.	13,653	162,744
Toast, Inc. (a)	13,193	240,904
UWM Holdings Corp. Class A (b)	3,436	24,567
Voya Financial, Inc.	3,853	281,115
Walker & Dunlop, Inc.	1,218	135,210
WEX, Inc. (a)	1,567	304,860
		4,265,725
Insurance - 3.2%
AMBAC Financial Group, Inc. (a)	1,634	26,928
American Equity Investment Life Holding Co.	2,245	125,271
American Financial Group, Inc.	2,414	287,000
Amerisafe, Inc.	673	31,483
Assurant, Inc.	1,933	325,691
Assured Guaranty Ltd.	2,024	151,456
Axis Capital Holdings Ltd.	2,828	156,586
Brighthouse Financial, Inc. (a)	2,391	126,532
BRP Group, Inc. (a)	2,323	55,798
CNO Financial Group, Inc.	4,112	114,725
eHealth, Inc. (a)	928	8,092
Employers Holdings, Inc.	951	37,469
Enstar Group Ltd. (a)	484	142,465
Erie Indemnity Co. Class A	910	304,777
First American Financial Corp.	3,757	242,101
Genworth Financial, Inc. Class A (a)	16,909	112,952
Globe Life, Inc.	3,161	384,757
Goosehead Insurance (a)	872	66,098
Hagerty, Inc. Class A (a)(b)	810	6,318
Hanover Insurance Group, Inc.	1,303	158,210
HCI Group, Inc. (b)	228	19,927
Hippo Holdings, Inc. (a)	521	4,752
Horace Mann Educators Corp.	1,472	48,134
James River Group Holdings Ltd.	1,377	12,723
Kemper Corp.	2,202	107,171
Kinsale Capital Group, Inc.	803	268,933
Lemonade, Inc. (a)(b)	2,272	36,647
Lincoln National Corp.	6,192	166,998
Loews Corp.	6,720	467,645
MBIA, Inc. (b)	1,722	10,539
Mercury General Corp.	983	36,676
National Western Life Group, Inc.	81	39,125
Old Republic International Corp.	9,609	282,505
Oscar Health, Inc. (a)	5,185	47,443
Palomar Holdings, Inc. (a)	895	49,673
Primerica, Inc.	1,302	267,900
ProAssurance Corp.	1,946	26,835
Reinsurance Group of America, Inc.	2,414	390,537
RenaissanceRe Holdings Ltd.	1,867	365,932
RLI Corp.	1,465	195,021
Ryan Specialty Group Holdings, Inc. (a)(b)	3,649	156,980
Safety Insurance Group, Inc.	536	40,731
Selective Insurance Group, Inc.	2,207	219,552
Selectquote, Inc. (a)	4,708	6,450
Siriuspoint Ltd. (a)	3,259	37,804
Stewart Information Services Corp.	997	58,574
Trupanion, Inc. (a)(b)	1,315	40,121
United Fire Group, Inc.	794	15,975
Universal Insurance Holdings, Inc.	1,008	16,108
Unum Group	6,707	303,291
White Mountains Insurance Group Ltd.	92	138,461
		6,743,872
Mortgage Real Estate Investment Trusts - 1.0%
AGNC Investment Corp.	22,126	217,056
Annaly Capital Management, Inc.	18,052	349,667
Apollo Commercial Real Estate Finance, Inc.	4,720	55,413
Arbor Realty Trust, Inc. (b)	6,829	103,664
Ares Commercial Real Estate Corp. (b)	2,118	21,942
Armour Residential REIT, Inc. (b)	1,645	31,781
Blackstone Mortgage Trust, Inc. (b)	6,306	134,129
BrightSpire Capital, Inc.	4,715	35,080
Cherry Hill Mortgage Investment Corp. (b)	973	3,931
Chimera Investment Corp.	8,326	41,547
Claros Mortgage Trust, Inc. (b)	4,377	59,659
Dynex Capital, Inc.	2,014	25,215
Ellington Financial LLC (b)	2,564	32,588
Franklin BSP Realty Trust, Inc.	3,054	41,260
Granite Point Mortgage Trust, Inc. (b)	1,779	10,567
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	3,931	108,417
Invesco Mortgage Capital, Inc.	1,715	15,195
KKR Real Estate Finance Trust, Inc.	2,152	28,471
Ladder Capital Corp. Class A	4,172	48,020
MFA Financial, Inc.	3,746	42,217
New York Mortgage Trust, Inc.	3,288	28,047
Orchid Island Capital, Inc. (b)	1,710	14,415
PennyMac Mortgage Investment Trust	3,175	47,466
Ready Capital Corp.	5,766	59,102
Redwood Trust, Inc.	4,097	30,359
Rithm Capital Corp.	17,691	188,940
Starwood Property Trust, Inc. (b)	10,905	229,223
TPG RE Finance Trust, Inc.	2,286	14,859
Two Harbors Investment Corp.	3,525	49,103
		2,067,333
TOTAL FINANCIALS		35,211,082
HEALTH CARE - 11.1%
Biotechnology - 4.5%
2seventy bio, Inc. (a)(b)	1,685	7,195
4D Molecular Therapeutics, Inc. (a)	1,095	22,185
Aadi Bioscience, Inc. (a)	700	1,414
ACADIA Pharmaceuticals, Inc. (a)	4,360	136,512
Acelyrin, Inc.	2,014	15,024
Actinium Pharmaceuticals, Inc. (a)	897	4,557
Adicet Bio, Inc. (a)	1,117	2,111
ADMA Biologics, Inc. (a)	7,481	33,814
Aerovate Therapeutics, Inc. (a)	452	10,229
Agenus, Inc.	11,520	9,537
Agios Pharmaceuticals, Inc. (a)	2,022	45,030
Akero Therapeutics, Inc. (a)	2,053	47,938
Aldeyra Therapeutics, Inc. (a)	1,585	5,563
Alector, Inc. (a)	2,411	19,240
Alkermes PLC (a)	6,074	168,493
Allakos, Inc. (a)	2,221	6,063
Allogene Therapeutics, Inc. (a)(b)	4,348	13,957
Allovir, Inc. (a)	2,070	1,407
Altimmune, Inc. (a)(b)	1,957	22,016
ALX Oncology Holdings, Inc. (a)	621	9,247
Amicus Therapeutics, Inc. (a)	9,327	132,350
AnaptysBio, Inc. (a)(b)	706	15,123
Anavex Life Sciences Corp. (a)(b)	2,992	27,856
Anika Therapeutics, Inc. (a)	558	12,644
Annexon, Inc. (a)	1,220	5,539
Apellis Pharmaceuticals, Inc. (a)	3,693	221,063
Arbutus Biopharma Corp. (a)(b)	4,318	10,795
Arcellx, Inc. (a)	1,141	63,326
Arcturus Therapeutics Holdings, Inc. (a)	900	28,377
Arcus Biosciences, Inc. (a)	1,987	37,952
Arcutis Biotherapeutics, Inc. (a)(b)	1,718	5,549
Ardelyx, Inc. (a)(b)	7,981	49,482
Arrowhead Pharmaceuticals, Inc. (a)	3,914	119,768
Ars Pharmaceuticals, Inc. (a)(b)	1,704	9,338
Atara Biotherapeutics, Inc. (a)	3,420	1,754
Avid Bioservices, Inc. (a)	2,355	15,308
Avidity Biosciences, Inc. (a)	2,365	21,403
Beam Therapeutics, Inc. (a)(b)	2,502	68,104
BioAtla, Inc. (a)(b)	1,322	3,252
BioCryst Pharmaceuticals, Inc. (a)(b)	6,922	41,463
Biohaven Ltd. (a)	2,377	101,736
Biomea Fusion, Inc. (a)(b)	908	13,184
BioXcel Therapeutics, Inc. (a)(b)	686	2,024
bluebird bio, Inc. (a)(b)	4,011	5,535
Blueprint Medicines Corp. (a)	2,213	204,127
BridgeBio Pharma, Inc. (a)	4,384	176,982
C4 Therapeutics, Inc. (a)(b)	1,544	8,724
CareDx, Inc. (a)	1,992	23,904
Caribou Biosciences, Inc. (a)	2,836	16,250
Carisma Therapeutics, Inc. rights (a)(c)	6,389	0
Cartesian Therapeutics, Inc.	3,666	2,527
Cartesian Therapeutics, Inc. rights (a)(c)	3,666	660
Catalyst Pharmaceutical Partners, Inc. (a)	3,616	60,785
Celldex Therapeutics, Inc. (a)	1,705	67,620
Cerevel Therapeutics Holdings (a)	2,527	107,145
Chimerix, Inc. (a)	2,899	2,790
Cogent Biosciences, Inc. (a)	2,674	15,723
Coherus BioSciences, Inc. (a)(b)	3,034	10,103
Crinetics Pharmaceuticals, Inc. (a)	2,100	74,718
CRISPR Therapeutics AG (a)(b)	2,897	181,352
Cullinan Oncology, Inc. (a)	1,299	13,237
Cytokinetics, Inc. (a)	3,503	292,465
CytomX Therapeutics, Inc. (a)(b)	2,322	3,599
Day One Biopharmaceuticals, Inc. (a)	1,995	29,127
Deciphera Pharmaceuticals, Inc. (a)	2,018	32,550
Denali Therapeutics, Inc. (a)	4,517	96,935
DermTech, Inc. (a)(b)	1,049	1,836
Design Therapeutics, Inc. (a)	760	2,014
Dynavax Technologies Corp. (a)(b)	4,736	66,209
Dyne Therapeutics, Inc. (a)	1,450	19,285
Eagle Pharmaceuticals, Inc. (a)	344	1,799
Editas Medicine, Inc. (a)	2,967	30,056
Emergent BioSolutions, Inc. (a)	1,741	4,178
Enanta Pharmaceuticals, Inc. (a)	662	6,229
Erasca, Inc. (a)	2,835	6,039
Exelixis, Inc. (a)	11,610	278,524
Fate Therapeutics, Inc. (a)	2,829	10,580
FibroGen, Inc. (a)	3,181	2,819
G1 Therapeutics, Inc. (a)	1,506	4,593
Generation Bio Co. (a)	1,654	2,729
Geron Corp. (a)	17,033	35,940
Gossamer Bio, Inc. (a)	8,119	7,409
Gritstone Bio, Inc. (a)	2,885	5,885
Halozyme Therapeutics, Inc. (a)	4,816	177,999
Heron Therapeutics, Inc. (a)(b)	4,835	8,220
HilleVax, Inc. (a)	563	9,036
Icosavax, Inc. (a)	1,358	21,402
Ideaya Biosciences, Inc. (a)	2,101	74,754
IGM Biosciences, Inc. (a)(b)	676	5,618
ImmunityBio, Inc. (a)(b)	5,283	26,521
ImmunoGen, Inc. (a)	8,262	244,968
Immunovant, Inc. (a)	2,028	85,440
Inhibrx, Inc. (a)	899	34,162
Inovio Pharmaceuticals, Inc. (a)(b)	9,200	4,692
Inozyme Pharma, Inc. (a)	1,461	6,224
Insmed, Inc. (a)	5,241	162,419
Intellia Therapeutics, Inc. (a)	3,233	98,574
Ionis Pharmaceuticals, Inc. (a)	5,225	264,333
Iovance Biotherapeutics, Inc. (a)	7,766	63,138
Ironwood Pharmaceuticals, Inc. Class A (a)	4,960	56,742
iTeos Therapeutics, Inc. (a)	1,035	11,333
Janux Therapeutics, Inc. (a)(b)	636	6,824
Kalvista Pharmaceuticals, Inc. (a)	821	10,057
Karuna Therapeutics, Inc. (a)	1,306	413,362
Karyopharm Therapeutics, Inc. (a)(b)	3,889	3,364
Keros Therapeutics, Inc. (a)	821	32,643
Kezar Life Sciences, Inc. (a)	1,848	1,751
Kiniksa Pharmaceuticals Ltd. (a)	1,144	20,066
Kodiak Sciences, Inc. (a)	1,074	3,265
Krystal Biotech, Inc. (a)	874	108,428
Kura Oncology, Inc. (a)	2,675	38,467
Kymera Therapeutics, Inc. (a)(b)	1,472	37,477
Lyell Immunopharma, Inc. (a)	6,154	11,939
Macrogenics, Inc. (a)(b)	2,298	22,107
Madrigal Pharmaceuticals, Inc. (a)	569	131,655
MannKind Corp. (a)	9,790	35,636
Mersana Therapeutics, Inc. (a)	3,374	7,828
MiMedx Group, Inc. (a)	4,137	36,281
Mirati Therapeutics, Inc. (a)	2,282	134,068
Mirum Pharmaceuticals, Inc. (a)(b)	1,134	33,476
Morphic Holding, Inc. (a)	1,449	41,847
Mural Oncology PLC	584	3,457
Myriad Genetics, Inc. (a)	2,944	56,348
Natera, Inc. (a)	3,929	246,113
Neurocrine Biosciences, Inc. (a)	3,562	469,329
Novavax, Inc. (a)(b)	3,397	16,306
Nurix Therapeutics, Inc. (a)(b)	1,654	17,069
Nuvalent, Inc. Class A (a)	963	70,867
Ocugen, Inc. (a)(b)	9,178	5,277
Omniab, Inc. (a)(c)	200	972
Omniab, Inc. (a)(c)	200	918
Organogenesis Holdings, Inc. Class A (a)	2,481	10,147
ORIC Pharmaceuticals, Inc. (a)(b)	1,511	13,901
PDL BioPharma, Inc. (a)(c)	2,200	358
PDS Biotechnology Corp. (a)(b)	1,034	5,139
PMV Pharmaceuticals, Inc. (a)	1,280	3,968
Poseida Therapeutics, Inc. (a)	2,307	7,752
Precigen, Inc. (a)	4,493	6,021
ProKidney Corp. (a)(b)	1,351	2,405
Protagonist Therapeutics, Inc. (a)	2,111	48,405
Prothena Corp. PLC (a)	1,444	52,475
PTC Therapeutics, Inc. (a)	2,758	76,010
Puma Biotechnology, Inc. (a)(b)	1,366	5,915
RAPT Therapeutics, Inc. (a)	1,095	27,211
Recursion Pharmaceuticals, Inc. (a)(b)	5,668	55,886
REGENXBIO, Inc. (a)	1,467	26,333
Relay Therapeutics, Inc. (a)	3,237	35,639
Repligen Corp. (a)	1,893	340,361
Replimune Group, Inc. (a)	1,856	15,646
Revolution Medicines, Inc. (a)	3,556	101,986
Rhythm Pharmaceuticals, Inc. (a)	1,748	80,356
Rigel Pharmaceuticals, Inc. (a)	5,919	8,583
Rocket Pharmaceuticals, Inc. (a)	2,220	66,533
Sage Therapeutics, Inc. (a)	1,903	41,238
Sana Biotechnology, Inc. (a)	3,685	15,035
Sangamo Therapeutics, Inc. (a)	5,114	2,778
Sarepta Therapeutics, Inc. (a)	3,403	328,151
Scholar Rock Holding Corp. (a)(b)	1,375	25,850
Seres Therapeutics, Inc. (a)	3,255	4,557
SpringWorks Therapeutics, Inc. (a)	1,956	71,394
Stoke Therapeutics, Inc. (a)	921	4,844
Sutro Biopharma, Inc. (a)	1,812	7,773
Syndax Pharmaceuticals, Inc. (a)	2,409	52,058
Tango Therapeutics, Inc. (a)(b)	1,870	18,513
TG Therapeutics, Inc. (a)(b)	5,193	88,696
Travere Therapeutics, Inc. (a)	2,531	22,754
Twist Bioscience Corp. (a)(b)	2,097	77,295
Ultragenyx Pharmaceutical, Inc. (a)	2,609	124,762
uniQure B.V. (a)	1,694	11,468
United Therapeutics Corp. (a)	1,712	376,452
Vanda Pharmaceuticals, Inc. (a)	1,935	8,166
Vaxart, Inc. (a)(b)	5,166	2,959
Vaxcyte, Inc. (a)	3,114	195,559
Vera Therapeutics, Inc. (a)	1,319	20,286
Veracyte, Inc. (a)	2,668	73,397
Vericel Corp. (a)	1,713	61,000
Verve Therapeutics, Inc. (a)(b)	1,675	23,350
Viking Therapeutics, Inc. (a)	3,644	67,815
Vir Biotechnology, Inc. (a)	3,081	30,995
Viridian Therapeutics, Inc. (a)	1,443	31,429
Voyager Therapeutics, Inc. (a)	1,043	8,803
X4 Pharmaceuticals, Inc. (a)	4,576	3,837
Xencor, Inc. (a)	2,224	47,216
Y-mAbs Therapeutics, Inc. (a)	986	6,725
Zentalis Pharmaceuticals, Inc. (a)	2,097	31,770
		9,752,631
Health Care Equipment & Supplies - 2.2%
Alphatec Holdings, Inc. (a)	2,937	44,378
Angiodynamics, Inc. (a)	1,334	10,459
Artivion, Inc. (a)	1,426	25,497
Atricure, Inc. (a)	1,744	62,243
Atrion Corp.	51	19,318
Avanos Medical, Inc. (a)	1,731	38,826
AxoGen, Inc. (a)	1,659	11,331
Axonics Modulation Technologies, Inc. (a)	1,841	114,565
Beyond Air, Inc. (a)(b)	902	1,768
Butterfly Network, Inc. Class A (a)(b)	5,268	5,689
Cerus Corp. (a)	6,828	14,748
CONMED Corp.	1,116	122,213
Cutera, Inc. (a)(b)	524	1,847
CVRx, Inc. (a)	438	13,771
Dentsply Sirona, Inc.	7,709	274,363
Embecta Corp.	2,099	39,734
Enovis Corp. (a)	1,804	101,060
Envista Holdings Corp. (a)	5,970	143,638
Glaukos Corp. (a)	1,774	141,015
Globus Medical, Inc. (a)	4,279	228,028
Haemonetics Corp. (a)	1,846	157,851
ICU Medical, Inc. (a)	743	74,107
Inari Medical, Inc. (a)	1,862	120,881
Inogen, Inc. (a)	771	4,233
Inspire Medical Systems, Inc. (a)	1,070	217,670
Integer Holdings Corp. (a)	1,212	120,085
Integra LifeSciences Holdings Corp. (a)	2,574	112,098
iRhythm Technologies, Inc. (a)	1,117	119,564
Lantheus Holdings, Inc. (a)	2,496	154,752
LeMaitre Vascular, Inc.	724	41,094
LivaNova PLC (a)	1,964	101,617
Masimo Corp. (a)	1,618	189,646
Merit Medical Systems, Inc. (a)	2,100	159,516
Neogen Corp. (a)	7,171	144,209
Nevro Corp. (a)	1,320	28,406
Novocure Ltd. (a)	3,516	52,494
Omnicell, Inc. (a)	1,666	62,692
OraSure Technologies, Inc. (a)	2,717	22,279
Orthofix International NV (a)	1,370	18,468
OrthoPediatrics Corp. (a)	585	19,018
Outset Medical, Inc. (a)	1,928	10,430
Paragon 28, Inc. (a)	1,396	17,352
Penumbra, Inc. (a)	1,402	352,659
PROCEPT BioRobotics Corp. (a)	1,612	67,559
Pulmonx Corp. (a)	1,447	18,449
QuidelOrtho Corp. (a)	1,804	132,955
RxSight, Inc. (a)	822	33,143
Semler Scientific, Inc. (a)	172	7,618
Senseonics Holdings, Inc. (a)(b)	16,694	9,517
Shockwave Medical, Inc. (a)	1,341	255,541
SI-BONE, Inc. (a)	1,317	27,644
Sight Sciences, Inc. (a)	1,035	5,341
Silk Road Medical, Inc. (a)	1,489	18,270
Staar Surgical Co. (a)(b)	1,776	55,429
SurModics, Inc. (a)	528	19,193
Tactile Systems Technology, Inc. (a)	914	13,070
Tandem Diabetes Care, Inc. (a)	2,355	69,661
TransMedics Group, Inc. (a)	1,191	94,006
Treace Medical Concepts, Inc. (a)	1,595	20,336
UFP Technologies, Inc. (a)	256	44,042
Varex Imaging Corp. (a)(b)	1,441	29,541
Zimvie, Inc. (a)	974	17,289
Zomedica Corp. (a)(b)	37,899	7,587
Zynex, Inc. (a)(b)	681	7,416
		4,669,219
Health Care Providers & Services - 2.2%
23andMe Holding Co. Class A (a)	10,326	9,433
Acadia Healthcare Co., Inc. (a)	3,363	261,507
Accolade, Inc. (a)	2,542	30,529
AdaptHealth Corp. (a)	2,958	21,564
Addus HomeCare Corp. (a)	592	54,967
Agiliti, Inc. (a)	1,181	9,354
agilon health, Inc. (a)(b)	10,955	137,485
Alignment Healthcare, Inc. (a)	3,541	30,488
Amedisys, Inc. (a)	1,164	110,650
AMN Healthcare Services, Inc. (a)	1,390	104,083
Apollo Medical Holdings, Inc. (a)(b)	1,517	58,101
Brookdale Senior Living, Inc. (a)	6,960	40,507
Cano Health, Inc. (a)	79	464
CareMax, Inc. Class A (a)(b)	2,224	1,108
Castle Biosciences, Inc. (a)	997	21,515
Chemed Corp.	549	321,028
Clover Health Investments Corp. (a)(b)	12,900	12,282
Community Health Systems, Inc. (a)	4,768	14,924
Corvel Corp. (a)	330	81,579
Cross Country Healthcare, Inc. (a)	1,205	27,281
DaVita HealthCare Partners, Inc. (a)	1,964	205,749
DocGo, Inc. Class A (a)(b)	3,239	18,106
Encompass Health Corp.	3,645	243,194
Enhabit Home Health & Hospice (a)(b)	1,878	19,437
Fulgent Genetics, Inc. (a)	753	21,769
GeneDx Holdings Corp. Class A (a)(b)	621	1,708
Guardant Health, Inc. (a)	4,295	116,180
HealthEquity, Inc. (a)	3,117	206,657
Henry Schein, Inc. (a)	4,762	360,531
Hims & Hers Health, Inc. (a)	5,326	47,401
Invitae Corp. (a)(b)	9,046	5,670
LifeStance Health Group, Inc. (a)	3,330	26,074
Modivcare, Inc. (a)	451	19,839
National Healthcare Corp. (b)	492	45,471
National Research Corp. Class A	524	20,729
NeoGenomics, Inc. (a)	4,652	75,269
Opko Health, Inc. (a)	16,021	24,192
Option Care Health, Inc. (a)	6,562	221,074
Owens & Minor, Inc. (a)	2,760	53,185
Patterson Companies, Inc.	3,125	88,906
Pediatrix Medical Group, Inc. (a)	3,080	28,644
Pennant Group, Inc. (a)	1,140	15,869
PetIQ, Inc. Class A (a)	943	18,624
Premier, Inc.	4,341	97,065
Privia Health Group, Inc. (a)	3,731	85,925
Progyny, Inc. (a)	3,038	112,953
R1 RCM, Inc. (a)	7,231	76,432
RadNet, Inc. (a)	2,201	76,529
Select Medical Holdings Corp.	3,799	89,277
Surgery Partners, Inc. (a)	2,405	76,936
Tenet Healthcare Corp. (a)	3,704	279,911
The Ensign Group, Inc.	2,046	229,582
The Joint Corp. (a)	498	4,786
U.S. Physical Therapy, Inc.	544	50,668
Universal Health Services, Inc. Class B	2,265	345,277
		4,758,468
Health Care Technology - 0.4%
American Well Corp. (a)	8,574	12,775
Certara, Inc. (a)	3,941	69,322
Computer Programs & Systems, Inc. (a)	480	5,376
Definitive Healthcare Corp. (a)(b)	1,730	17,196
Doximity, Inc. (a)	4,582	128,479
Evolent Health, Inc. Class A (a)	4,075	134,597
GoodRx Holdings, Inc. (a)(b)	2,935	19,665
Health Catalyst, Inc. (a)	2,151	19,918
HealthStream, Inc.	883	23,867
MultiPlan Corp. Class A (a)	10,519	15,147
OptimizeRx Corp. (a)	579	8,285
Phreesia, Inc. (a)	1,892	43,800
Schrodinger, Inc. (a)	2,001	71,636
Sharecare, Inc. Class A (a)	10,358	11,187
Simulations Plus, Inc. (b)	584	26,134
Teladoc Health, Inc. (a)(b)	6,017	129,666
Veradigm, Inc. (a)	3,963	41,572
		778,622
Life Sciences Tools & Services - 0.7%
10X Genomics, Inc. (a)	3,773	211,137
Adaptive Biotechnologies Corp. (a)	4,028	19,737
Akoya Biosciences, Inc. (a)	719	3,509
Azenta, Inc. (a)	2,196	143,047
Bio-Rad Laboratories, Inc. Class A (a)	763	246,365
BioLife Solutions, Inc. (a)	1,291	20,979
BioNano Genomics, Inc. (a)(b)	1,219	2,304
Bruker Corp.	3,592	263,940
Codexis, Inc. (a)	2,367	7,219
CryoPort, Inc. (a)	1,809	28,021
Cytek Biosciences, Inc. (a)(b)	3,613	32,951
Maravai LifeSciences Holdings, Inc. (a)	3,929	25,735
MaxCyte, Inc. (a)	3,961	18,617
Medpace Holdings, Inc. (a)	848	259,937
Mesa Laboratories, Inc.	190	19,906
Nanostring Technologies, Inc. (a)(b)	1,497	1,120
OmniAb, Inc. (a)	3,491	21,539
Pacific Biosciences of California, Inc. (a)(b)	8,524	83,620
Quanterix Corp. (a)	1,221	33,382
Quantum-Si, Inc. (a)(b)	3,053	6,137
Seer, Inc. (a)	1,360	2,638
SomaLogic, Inc. Class A (a)	5,954	15,064
Sotera Health Co. (a)	3,569	60,138
		1,527,042
Pharmaceuticals - 1.1%
Aclaris Therapeutics, Inc. (a)	1,893	1,988
Amneal Intermediate, Inc. (a)	3,960	24,037
Amphastar Pharmaceuticals, Inc. (a)	1,392	86,095
Amylyx Pharmaceuticals, Inc. (a)	1,454	21,403
ANI Pharmaceuticals, Inc. (a)	594	32,753
Arvinas Holding Co. LLC (a)	1,953	80,385
Assertio Holdings, Inc. (a)	3,145	3,365
Atea Pharmaceuticals, Inc. (a)	2,565	7,823
Axsome Therapeutics, Inc. (a)(b)	1,413	112,461
Cara Therapeutics, Inc. (a)	1,599	1,188
Cassava Sciences, Inc. (a)(b)	1,442	32,459
Cassava Sciences, Inc. warrants 11/15/24 (a)	576	973
Collegium Pharmaceutical, Inc. (a)	1,288	39,645
Corcept Therapeutics, Inc. (a)	3,312	107,574
CymaBay Therapeutics, Inc. (a)	3,833	90,535
Edgewise Therapeutics, Inc. (a)	1,597	17,471
Elanco Animal Health, Inc. (a)	17,975	267,828
Esperion Therapeutics, Inc. (a)(b)	3,343	9,996
Evolus, Inc. (a)	1,627	17,132
Fulcrum Therapeutics, Inc. (a)	1,943	13,115
Harmony Biosciences Holdings, Inc. (a)	1,246	40,246
Harrow, Inc. (a)(b)	1,187	13,294
Innoviva, Inc. (a)(b)	2,047	32,834
Intra-Cellular Therapies, Inc. (a)	3,262	233,624
Jazz Pharmaceuticals PLC (a)	2,303	283,269
Ligand Pharmaceuticals, Inc. Class B (a)	601	42,923
Liquidia Corp. (a)	1,794	21,582
Marinus Pharmaceuticals, Inc. (a)(b)	1,948	21,175
Mind Medicine (MindMed), Inc. (a)(b)	1,127	4,125
Nektar Therapeutics (a)	6,530	3,689
NGM Biopharmaceuticals, Inc. (a)	1,518	1,304
Nuvation Bio, Inc. (a)	4,885	7,376
Ocular Therapeutix, Inc. (a)	3,094	13,799
Omeros Corp. (a)(b)	2,128	6,959
Organon & Co.	9,325	134,467
Pacira Biosciences, Inc. (a)	1,685	56,852
Perrigo Co. PLC	4,938	158,905
Phathom Pharmaceuticals, Inc. (a)(b)	1,082	9,879
Phibro Animal Health Corp. Class A	681	7,886
Pliant Therapeutics, Inc. (a)	1,866	33,793
Prestige Brands Holdings, Inc. (a)	1,802	110,318
Revance Therapeutics, Inc. (a)	3,140	27,601
Scilex Holding Co.	1,785	3,277
SIGA Technologies, Inc. (b)	1,313	7,353
Supernus Pharmaceuticals, Inc. (a)	1,977	57,214
Tarsus Pharmaceuticals, Inc. (a)(b)	988	20,007
Theravance Biopharma, Inc. (a)(b)	1,362	15,309
Ventyx Biosciences, Inc. (a)	1,684	4,159
WAVE Life Sciences (a)	2,498	12,615
Xeris Biopharma Holdings, Inc. (a)(b)	4,663	10,958
Xeris Biopharma Holdings, Inc. rights (a)(c)	1,262	0
		2,365,018
TOTAL HEALTH CARE		23,851,000
INDUSTRIALS - 19.4%
Aerospace & Defense - 1.1%
AAR Corp. (a)	1,211	75,566
AeroVironment, Inc. (a)	956	120,494
AerSale Corp. (a)	1,071	13,596
Archer Aviation, Inc. Class A (a)(b)	5,335	32,757
Astronics Corp. (a)	980	17,072
BWX Technologies, Inc.	3,332	255,664
Cadre Holdings, Inc.	663	21,806
Curtiss-Wright Corp.	1,395	310,792
Ducommun, Inc. (a)	488	25,405
Hexcel Corp.	3,079	227,076
Huntington Ingalls Industries, Inc.	1,454	377,517
Kaman Corp.	1,025	24,549
Kratos Defense & Security Solutions, Inc. (a)	4,699	95,343
Mercury Systems, Inc. (a)	1,884	68,898
Moog, Inc. Class A	1,047	151,585
National Presto Industries, Inc.	198	15,895
Park Aerospace Corp.	621	9,129
Rocket Lab U.S.A., Inc. Class A (a)(b)	9,517	52,629
Spirit AeroSystems Holdings, Inc. Class A (a)	3,840	122,035
Terran Orbital Corp. Class A (a)(b)	3,176	3,621
Triumph Group, Inc. (a)	2,776	46,026
V2X, Inc. (a)	428	19,876
Virgin Galactic Holdings, Inc. (a)(b)	11,930	29,229
Woodward, Inc.	2,202	299,758
		2,416,318
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. (a)	2,027	35,695
Forward Air Corp.	938	58,972
GXO Logistics, Inc. (a)	4,337	265,251
Hub Group, Inc. Class A (a)	1,148	105,547
		465,465
Building Products - 3.0%
A.O. Smith Corp.	4,542	374,442
AAON, Inc.	2,473	182,681
Advanced Drain Systems, Inc.	2,527	355,397
Allegion PLC	3,201	405,535
American Woodmark Corp. (a)	594	55,153
Apogee Enterprises, Inc.	810	43,262
Armstrong World Industries, Inc.	1,629	160,163
AZZ, Inc.	907	52,688
Builders FirstSource, Inc. (a)	4,561	761,413
Carlisle Companies, Inc.	1,821	568,935
CSW Industrials, Inc.	567	117,601
Fortune Brands Home & Security, Inc.	4,630	352,528
Gibraltar Industries, Inc. (a)	1,109	87,589
Griffon Corp.	1,490	90,816
Hayward Holdings, Inc. (a)	4,643	63,145
Insteel Industries, Inc.	712	27,262
Janus International Group, Inc. (a)	3,362	43,874
Jeld-Wen Holding, Inc. (a)	3,103	58,585
Lennox International, Inc.	1,165	521,361
Masonite International Corp. (a)	804	68,067
MasterBrand, Inc.	4,676	69,439
Owens Corning	3,277	485,750
PGT Innovations, Inc. (a)	2,127	86,569
Quanex Building Products Corp.	1,217	37,204
Resideo Technologies, Inc. (a)	5,421	102,023
Simpson Manufacturing Co. Ltd.	1,556	308,057
Tecnoglass, Inc.	737	33,688
The AZEK Co., Inc. (a)	5,449	208,424
Trex Co., Inc. (a)	3,961	327,931
UFP Industries, Inc.	2,261	283,869
Zurn Elkay Water Solutions Cor (b)	5,164	151,873
		6,485,324
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	2,414	108,220
ACCO Brands Corp.	3,506	21,316
ACV Auctions, Inc. Class A (a)	4,957	75,099
Aris Water Solution, Inc. Class A	841	7,056
Brady Corp. Class A	1,671	98,071
BrightView Holdings, Inc. (a)	1,469	12,369
Casella Waste Systems, Inc. Class A (a)	2,078	177,586
CECO Environmental Corp. (a)	1,083	21,963
Cimpress PLC (a)	640	51,232
Clean Harbors, Inc. (a)	1,837	320,575
CoreCivic, Inc. (a)	4,165	60,517
Deluxe Corp.	1,553	33,312
Driven Brands Holdings, Inc. (a)	2,231	31,814
Ennis, Inc.	943	20,661
Enviri Corp. (a)	2,955	26,595
Healthcare Services Group, Inc.	2,654	27,522
HNI Corp.	1,704	71,278
Interface, Inc.	2,117	26,717
Liquidity Services, Inc. (a)	841	14,474
Matthews International Corp. Class A	1,115	40,865
Millerknoll, Inc.	2,773	73,984
Montrose Environmental Group, Inc. (a)	996	32,001
MSA Safety, Inc.	1,347	227,414
OpenLane, Inc. (a)	3,921	58,070
Pitney Bowes, Inc.	5,547	24,407
Rollins, Inc.	10,242	447,268
SP Plus Corp. (a)	721	36,951
Steelcase, Inc. Class A	3,413	46,144
Stericycle, Inc. (a)	3,380	167,513
Tetra Tech, Inc.	1,943	324,345
The Brink's Co.	1,694	148,987
The GEO Group, Inc. (a)	4,586	49,666
UniFirst Corp.	552	100,966
Vestis Corp.	4,768	100,796
Viad Corp. (a)	763	27,621
VSE Corp.	468	30,237
		3,143,612
Construction & Engineering - 1.5%
AECOM	5,056	467,326
Ameresco, Inc. Class A (a)(b)	1,181	37,402
API Group Corp. (a)	7,474	258,600
Arcosa, Inc.	1,776	146,769
Argan, Inc.	457	21,383
Comfort Systems U.S.A., Inc.	1,304	268,194
Construction Partners, Inc. Class A (a)	1,593	69,327
Dycom Industries, Inc. (a)	1,070	123,146
EMCOR Group, Inc.	1,718	370,109
Fluor Corp. (a)	5,229	204,820
Granite Construction, Inc.	1,606	81,681
Great Lakes Dredge & Dock Corp. (a)	2,436	18,708
MasTec, Inc. (a)	2,206	167,038
MDU Resources Group, Inc.	7,412	146,758
MYR Group, Inc. (a)	611	88,369
Northwest Pipe Co. (a)	386	11,680
Primoris Services Corp.	1,961	65,125
Sterling Construction Co., Inc. (a)	1,117	98,218
Tutor Perini Corp. (a)	1,596	14,524
Valmont Industries, Inc. (b)	767	179,102
Willscot Mobile Mini Holdings (a)	7,198	320,311
		3,158,590
Electrical Equipment - 1.9%
Acuity Brands, Inc.	1,138	233,097
Allient, Inc.	523	15,800
Array Technologies, Inc. (a)	5,208	87,494
Atkore, Inc. (a)	1,380	220,800
Babcock & Wilcox Enterprises, Inc. (a)	1,988	2,902
Beam Global (a)(b)	444	3,148
Blink Charging Co. (a)	1,939	6,573
Bloom Energy Corp. Class A (a)(b)	7,650	113,220
ChargePoint Holdings, Inc. Class A (a)(b)	10,557	24,703
Encore Wire Corp. (b)	614	131,150
Energy Vault Holdings, Inc. Class A (a)(b)	2,663	6,205
EnerSys	1,497	151,137
Enovix Corp. (a)(b)	4,881	61,110
Eos Energy Enterprises, Inc. (a)(b)	3,889	4,239
Fluence Energy, Inc. (a)(b)	1,497	35,703
FTC Solar, Inc. (a)	2,224	1,541
FuelCell Energy, Inc. (a)(b)	15,090	24,144
Generac Holdings, Inc. (a)	2,270	293,375
GrafTech International Ltd.	6,941	15,201
Hubbell, Inc. Class B	1,956	643,387
LSI Industries, Inc.	1,007	14,179
NuScale Power Corp. (a)(b)	1,566	5,152
nVent Electric PLC	6,047	357,317
Plug Power, Inc. (a)(b)	19,807	89,132
Powell Industries, Inc.	327	28,907
Regal Rexnord Corp.	2,420	358,208
Sensata Technologies, Inc. PLC	5,558	208,814
SES AI Corp. Class A (a)(b)	5,605	10,257
Shoals Technologies Group, Inc. (a)	6,220	96,659
Stem, Inc. (a)(b)	5,444	21,123
SunPower Corp. (a)(b)	3,268	15,784
Sunrun, Inc. (a)(b)	7,929	155,646
Thermon Group Holdings, Inc. (a)	1,242	40,452
TPI Composites, Inc. (a)(b)	1,442	5,970
Vertiv Holdings Co.	12,767	613,199
Vicor Corp. (a)	822	36,941
		4,132,669
Ground Transportation - 1.3%
ArcBest Corp.	876	105,304
Avis Budget Group, Inc.	721	127,804
Covenant Transport Group, Inc. Class A	294	13,536
Daseke, Inc. (a)	1,419	11,494
FTAI Infrastructure LLC	3,691	14,358
Heartland Express, Inc.	1,667	23,771
Hertz Global Holdings, Inc. (a)(b)	4,850	50,392
Knight-Swift Transportation Holdings, Inc. Class A	5,884	339,213
Landstar System, Inc.	1,311	253,875
Lyft, Inc. (a)	12,398	185,846
Marten Transport Ltd.	2,110	44,268
RXO, Inc. (a)	4,271	99,343
Ryder System, Inc.	1,660	191,000
Saia, Inc. (a)	968	424,197
Schneider National, Inc. Class B	1,380	35,121
TuSimple Holdings, Inc. (a)(b)	4,494	3,945
U-Haul Holding Co. (a)(b)	479	34,392
U-Haul Holding Co. (non-vtg.)	3,484	245,413
Universal Logistics Holdings, Inc.	229	6,417
Werner Enterprises, Inc. (b)	2,306	97,705
XPO, Inc. (a)	4,227	370,243
		2,677,637
Machinery - 4.1%
3D Systems Corp. (a)	4,884	31,013
AGCO Corp.	2,270	275,601
Alamo Group, Inc.	377	79,242
Albany International Corp. Class A	1,138	111,774
Allison Transmission Holdings, Inc.	3,262	189,685
Astec Industries, Inc.	845	31,434
Barnes Group, Inc.	1,824	59,517
Blue Bird Corp. (a)	640	17,254
Chart Industries, Inc. (a)	1,532	208,858
Columbus McKinnon Corp. (NY Shares)	1,053	41,088
Crane Co.	1,780	210,289
Desktop Metal, Inc. (a)(b)	8,471	6,362
Donaldson Co., Inc.	4,411	288,259
Douglas Dynamics, Inc.	831	24,664
Energy Recovery, Inc. (a)	2,068	38,961
Enerpac Tool Group Corp. Class A	2,054	63,859
EnPro Industries, Inc.	764	119,749
ESAB Corp.	2,064	178,784
ESCO Technologies, Inc.	940	110,008
Federal Signal Corp.	2,222	170,516
Flowserve Corp.	4,780	197,032
Franklin Electric Co., Inc.	1,450	140,143
Gates Industrial Corp. PLC (a)	4,721	63,356
Gorman-Rupp Co.	869	30,876
Graco, Inc.	6,163	534,702
Helios Technologies, Inc.	1,194	54,148
Hillenbrand, Inc.	2,551	122,065
Hillman Solutions Corp. Class A (a)	7,031	64,756
Hyliion Holdings Corp. Class A (a)	4,554	3,706
Hyster-Yale Materials Handling, Inc. Class A	396	24,627
ITT, Inc.	2,991	356,886
John Bean Technologies Corp.	1,161	115,461
Kadant, Inc.	426	119,412
Kennametal, Inc.	2,906	74,946
Lincoln Electric Holdings, Inc.	2,093	455,144
Lindsay Corp.	396	51,147
Luxfer Holdings PLC sponsored	907	8,109
Manitowoc Co., Inc. (a)	1,292	21,563
Microvast Holdings, Inc. (a)(b)	7,458	10,441
Middleby Corp. (a)	1,957	288,012
Mueller Industries, Inc.	4,145	195,437
Mueller Water Products, Inc. Class A	5,695	82,008
Nikola Corp. (a)(b)	25,372	22,195
Nordson Corp.	1,973	521,188
Omega Flex, Inc.	131	9,237
Oshkosh Corp.	2,382	258,233
Pentair PLC	6,020	437,714
Proto Labs, Inc. (a)	940	36,622
RBC Bearings, Inc. (a)	1,060	301,983
REV Group, Inc.	1,132	20,568
Shyft Group, Inc. (The)	1,206	14,737
Snap-On, Inc.	1,928	556,884
SPX Technologies, Inc. (a)	1,661	167,778
Standex International Corp.	436	69,054
Tennant Co.	682	63,215
Terex Corp.	2,460	141,352
The Greenbrier Companies, Inc. (b)	1,120	49,482
Timken Co.	2,385	191,158
Titan International, Inc. (a)	1,872	27,855
Toro Co.	3,791	363,898
Trinity Industries, Inc.	2,994	79,610
Velo3D, Inc. (a)	3,151	1,253
Wabash National Corp. (b)	1,715	43,938
Watts Water Technologies, Inc. Class A	998	207,923
		8,856,771
Marine Transportation - 0.2%
Eagle Bulk Shipping, Inc. (b)	253	14,016
Genco Shipping & Trading Ltd.	1,537	25,499
Kirby Corp. (a)	2,164	169,831
Matson, Inc.	1,286	140,946
		350,292
Passenger Airlines - 0.4%
Alaska Air Group, Inc. (a)	4,642	181,363
Allegiant Travel Co.	552	45,601
American Airlines Group, Inc. (a)	23,807	327,108
Blade Air Mobility, Inc. (a)	1,831	6,463
Frontier Group Holdings, Inc. (a)(b)	1,340	7,316
Hawaiian Holdings, Inc. (a)	1,890	26,838
JetBlue Airways Corp. (a)	12,273	68,115
Joby Aviation, Inc. (a)(b)	13,502	89,788
SkyWest, Inc. (a)	1,527	79,709
Spirit Airlines, Inc.	4,013	65,773
Sun Country Airlines Holdings, Inc. (a)	1,479	23,265
		921,339
Professional Services - 2.7%
Alight, Inc. Class A (a)	13,186	112,477
ASGN, Inc. (a)	1,766	169,836
Barrett Business Services, Inc.	253	29,297
Booz Allen Hamilton Holding Corp. Class A	4,778	611,154
CACI International, Inc. Class A (a)	831	269,128
CBIZ, Inc. (a)	1,819	113,851
Ceridian HCM Holding, Inc. (a)	5,678	381,107
Clarivate Analytics PLC (a)(b)	16,038	148,512
Concentrix Corp.	1,579	155,074
Conduent, Inc. (a)	6,201	22,634
CRA International, Inc.	251	24,811
CSG Systems International, Inc.	1,093	58,159
Dun & Bradstreet Holdings, Inc.	8,511	99,579
ExlService Holdings, Inc. (a)	6,051	186,673
Exponent, Inc.	1,857	163,490
First Advantage Corp.	1,829	30,307
FiscalNote Holdings, Inc. Class A (a)(b)	2,352	2,681
Forrester Research, Inc. (a)	446	11,957
Franklin Covey Co. (a)	429	18,674
FTI Consulting, Inc. (a)	1,241	247,145
Genpact Ltd.	6,086	211,245
Heidrick & Struggles International, Inc.	739	21,823
HireRight Holdings Corp. (a)	403	5,420
Huron Consulting Group, Inc. (a)	694	71,343
ICF International, Inc.	630	84,477
Insperity, Inc.	1,322	154,965
KBR, Inc.	4,919	272,562
Kelly Services, Inc. Class A (non-vtg.)	1,159	25,058
Kforce, Inc.	689	46,549
Korn Ferry	1,957	116,148
LegalZoom.com, Inc. (a)	3,841	43,403
Manpower, Inc.	1,808	143,682
Maximus, Inc.	2,216	185,834
NV5 Global, Inc. (a)	463	51,449
Parsons Corp. (a)	1,491	93,501
Paycor HCM, Inc. (a)(b)	2,301	49,679
Paylocity Holding Corp. (a)	1,572	259,144
Planet Labs PBC Class A (a)(b)	7,087	17,505
RCM Technologies, Inc. (a)	194	5,634
Resources Connection, Inc.	1,195	16,933
Robert Half, Inc.	3,906	343,416
Science Applications International Corp.	1,958	243,419
Sterling Check Corp. (a)(b)	1,118	15,563
TaskUs, Inc. (a)	777	10,155
TriNet Group, Inc. (a)	1,213	144,262
TrueBlue, Inc. (a)	1,165	17,871
Ttec Holdings, Inc.	708	15,342
Upwork, Inc. (a)	4,546	67,599
Verra Mobility Corp. (a)	6,174	142,187
		5,732,714
Trading Companies & Distributors - 1.5%
Air Lease Corp. Class A	3,764	157,862
Alta Equipment Group, Inc.	908	11,232
Applied Industrial Technologies, Inc.	1,410	243,493
Beacon Roofing Supply, Inc. (a)	1,933	168,210
BlueLinx Corp. (a)	326	36,939
Boise Cascade Co.	1,445	186,925
Core & Main, Inc. (a)	3,832	154,851
Custom Truck One Source, Inc. Class A (a)	2,322	14,350
DXP Enterprises, Inc. (a)	508	17,120
GATX Corp.	1,288	154,843
Global Industrial Co.	481	18,682
GMS, Inc. (a)	1,488	122,656
H&E Equipment Services, Inc.	1,155	60,430
Herc Holdings, Inc.	1,034	153,952
Hudson Technologies, Inc. (a)	1,446	19,507
McGrath RentCorp.	894	106,940
MRC Global, Inc. (a)	2,986	32,876
MSC Industrial Direct Co., Inc. Class A	1,726	174,775
NOW, Inc. (a)	3,908	44,239
Rush Enterprises, Inc. Class A	2,285	114,936
SiteOne Landscape Supply, Inc. (a)	1,644	267,150
Textainer Group Holdings Ltd.	1,502	73,898
Titan Machinery, Inc. (a)	741	21,400
Transcat, Inc. (a)	284	31,050
Watsco, Inc. (b)	1,223	524,019
WESCO International, Inc.	1,613	280,468
Xometry, Inc. (a)(b)	1,473	52,895
		3,245,698
TOTAL INDUSTRIALS		41,586,429
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 0.6%
ADTRAN Holdings, Inc.	2,598	19,069
Aviat Networks, Inc. (a)	436	14,240
Calix, Inc. (a)	2,155	94,152
Cambium Networks Corp. (a)	419	2,514
Ciena Corp. (a)	5,447	245,169
Clearfield, Inc. (a)(b)	489	14,220
CommScope Holding Co., Inc. (a)	8,073	22,766
Comtech Telecommunications Corp.	1,058	8,919
Digi International, Inc. (a)	1,330	34,580
DZS, Inc. (a)	737	1,452
Extreme Networks, Inc. (a)	4,659	82,185
Harmonic, Inc. (a)	4,077	53,164
Infinera Corp. (a)(b)	7,235	34,366
Juniper Networks, Inc.	11,696	344,798
Lumentum Holdings, Inc. (a)	2,504	131,260
NETGEAR, Inc. (a)	1,113	16,228
NetScout Systems, Inc. (a)	2,599	57,048
Ribbon Communications, Inc. (a)	2,937	8,517
ViaSat, Inc. (a)(b)	2,732	76,359
Viavi Solutions, Inc. (a)	8,123	81,799
		1,342,805
Electronic Equipment, Instruments & Components - 2.3%
908 Devices, Inc. (a)(b)	807	9,055
Advanced Energy Industries, Inc.	1,374	149,656
Aeva Technologies, Inc. (a)	3,209	2,431
Akoustis Technologies, Inc. (a)(b)	2,406	2,007
Arlo Technologies, Inc. (a)	3,486	33,187
Arrow Electronics, Inc. (a)	2,027	247,801
Avnet, Inc.	3,330	167,832
Badger Meter, Inc.	1,068	164,867
Bel Fuse, Inc. Class B (non-vtg.)	367	24,505
Belden, Inc.	1,543	119,197
Benchmark Electronics, Inc.	1,267	35,020
Cognex Corp.	6,286	262,378
Coherent Corp. (a)	4,747	206,637
Crane Nxt Co.	1,762	100,205
CTS Corp.	1,140	49,864
ePlus, Inc. (a)	982	78,403
Evolv Technologies Holdings, Inc. (a)	2,935	13,853
Fabrinet (a)	1,324	251,997
FARO Technologies, Inc. (a)	746	16,807
Insight Enterprises, Inc. (a)	1,100	194,909
IPG Photonics Corp. (a)	1,088	118,092
Itron, Inc. (a)	1,656	125,045
Jabil, Inc.	4,773	608,080
Kimball Electronics, Inc. (a)	895	24,120
Knowles Corp. (a)	3,284	58,816
Lightwave Logic, Inc. (a)(b)	4,266	21,245
Littelfuse, Inc.	908	242,944
Luna Innovations, Inc. (a)(b)	1,141	7,588
Methode Electronics, Inc. Class A	1,278	29,049
MicroVision, Inc. (a)(b)	6,978	18,561
Mirion Technologies, Inc. Class A (a)	6,631	67,968
Napco Security Technologies, Inc.	1,063	36,408
nLIGHT, Inc. (a)	1,745	23,558
Novanta, Inc. (a)	1,306	219,943
OSI Systems, Inc. (a)	561	72,397
Ouster, Inc. (a)	1,121	8,598
Par Technology Corp. (a)(b)	1,004	43,714
PC Connection, Inc.	408	27,422
Plexus Corp. (a)	1,001	108,238
Richardson Electronics Ltd.	380	5,073
Rogers Corp. (a)	611	80,695
Sanmina Corp. (a)	2,089	107,312
ScanSource, Inc. (a)	927	36,718
Smartrent, Inc. (a)	6,631	21,153
TD SYNNEX Corp.	1,743	187,564
TTM Technologies, Inc. (a)	3,736	59,066
Vishay Intertechnology, Inc.	4,626	110,885
Vishay Precision Group, Inc. (a)	491	16,728
Vontier Corp.	5,615	193,998
Vuzix Corp. (a)(b)	1,976	4,120
		4,815,709
IT Services - 0.5%
Amdocs Ltd.	4,384	385,310
BigCommerce Holdings, Inc. (a)	2,389	23,245
Couchbase, Inc. (a)	1,070	24,096
Digitalocean Holdings, Inc. (a)(b)	1,932	70,885
DXC Technology Co. (a)	7,481	171,090
Edgio, Inc. (a)	4,681	1,603
Fastly, Inc. Class A (a)	4,338	77,216
Grid Dynamics Holdings, Inc. (a)	1,999	26,647
Hackett Group, Inc. (b)	936	21,313
Kyndryl Holdings, Inc. (a)	8,347	173,451
Perficient, Inc. (a)	1,271	83,657
Rackspace Technology, Inc. (a)	2,262	4,524
Squarespace, Inc. Class A (a)	1,615	53,311
Thoughtworks Holding, Inc. (a)	3,424	16,469
Tucows, Inc. (a)(b)	332	8,964
Unisys Corp. (a)	2,589	14,550
		1,156,331
Semiconductors & Semiconductor Equipment - 2.0%
ACM Research, Inc. (a)	1,720	33,609
AEHR Test Systems (a)(b)	978	25,946
Allegro MicroSystems LLC (a)(b)	2,608	78,944
Alpha & Omega Semiconductor Ltd. (a)	837	21,812
Ambarella, Inc. (a)	1,359	83,293
Amkor Technology, Inc.	3,761	125,128
Axcelis Technologies, Inc. (a)	1,196	155,109
CEVA, Inc. (a)	879	19,962
Cirrus Logic, Inc. (a)	1,991	165,631
Cohu, Inc. (a)	1,753	62,039
Credo Technology Group Holding Ltd. (a)	4,186	81,501
Diodes, Inc. (a)	1,669	134,388
FormFactor, Inc. (a)	2,827	117,914
Ichor Holdings Ltd. (a)	1,091	36,690
Impinj, Inc. (a)	826	74,365
indie Semiconductor, Inc. (a)(b)	4,433	35,952
Kulicke & Soffa Industries, Inc.	2,054	112,395
Lattice Semiconductor Corp. (a)	5,028	346,882
MACOM Technology Solutions Holdings, Inc. (a)	1,965	182,647
MaxLinear, Inc. Class A (a)	2,722	64,702
Meta Materials, Inc. (a)(b)	13,721	906
MKS Instruments, Inc.	2,290	235,572
Navitas Semiconductor Corp. (a)	4,336	34,992
NVE Corp.	181	14,196
Onto Innovation, Inc. (a)	1,789	273,538
PDF Solutions, Inc. (a)	1,128	36,254
Photronics, Inc. (a)	2,268	71,147
Power Integrations, Inc.	2,092	171,774
Rambus, Inc. (a)	3,978	271,499
Semtech Corp. (a)	2,334	51,138
Silicon Laboratories, Inc. (a)	1,161	153,565
SiTime Corp. (a)	624	76,178
SkyWater Technology, Inc. (a)(b)	703	6,763
SMART Global Holdings, Inc. (a)(b)	1,796	33,998
Synaptics, Inc. (a)	1,441	164,389
Ultra Clean Holdings, Inc. (a)	1,631	55,682
Universal Display Corp.	1,588	303,721
Veeco Instruments, Inc. (a)	2,068	64,170
Wolfspeed, Inc. (a)(b)	4,541	197,579
		4,175,970
Software - 5.7%
8x8, Inc. (a)	4,587	17,339
A10 Networks, Inc.	2,600	34,242
ACI Worldwide, Inc. (a)	3,960	121,176
Adeia, Inc.	3,901	48,333
Agilysys, Inc. (a)	741	62,852
Alarm.com Holdings, Inc. (a)	1,819	117,544
Alkami Technology, Inc. (a)	1,417	34,362
Altair Engineering, Inc. Class A (a)	1,968	165,607
Alteryx, Inc. Class A (a)	2,317	109,270
American Software, Inc. Class A	1,236	13,967
Amplitude, Inc. (a)	2,535	32,245
AppFolio, Inc. (a)	716	124,040
Appian Corp. Class A (a)	1,504	56,641
AppLovin Corp. (a)	4,941	196,899
Asana, Inc. (a)(b)	2,834	53,874
Aspen Technology, Inc. (a)	1,035	227,855
Aurora Innovation, Inc. (a)(b)	27,287	119,244
AvePoint, Inc. (a)	3,397	27,889
Bentley Systems, Inc. Class B	8,365	436,486
Bill Holdings, Inc. (a)	3,528	287,850
Blackbaud, Inc. (a)	1,565	135,686
BlackLine, Inc. (a)	1,846	115,264
Blend Labs, Inc. (a)(b)	6,245	15,925
Box, Inc. Class A (a)	5,278	135,170
Braze, Inc. (a)	1,719	91,330
C3.ai, Inc. (a)(b)	3,354	96,293
CCC Intelligent Solutions Holdings, Inc. Class A (a)	7,386	84,127
Cerence, Inc. (a)	1,453	28,566
Cleanspark, Inc. (a)(b)	5,611	61,889
Clear Secure, Inc. (b)	3,075	63,499
Clearwater Analytics Holdings, Inc. (a)	3,238	64,857
CommVault Systems, Inc. (a)	1,593	127,201
Confluent, Inc. (a)	7,731	180,905
Consensus Cloud Solutions, Inc. (a)	683	17,901
CS Disco, Inc. (a)	812	6,163
Digimarc Corp. (a)(b)	523	18,891
Digital Turbine, Inc. (a)	3,384	23,214
Dolby Laboratories, Inc. Class A	2,170	187,011
Domo, Inc. Class B (a)	1,186	12,204
DoubleVerify Holdings, Inc. (a)	4,576	168,305
Dropbox, Inc. Class A (a)	9,386	276,699
Dynatrace, Inc. (a)	8,662	473,725
E2open Parent Holdings, Inc. (a)	6,283	27,582
Elastic NV (a)	2,912	328,182
Enfusion, Inc. Class A (a)	1,313	12,736
EngageSmart, Inc. (a)	1,662	38,060
Envestnet, Inc. (a)	1,819	90,077
Everbridge, Inc. (a)	1,511	36,732
Expensify, Inc. (a)	1,409	3,480
Five9, Inc. (a)	2,633	207,191
Freshworks, Inc. (a)	5,803	136,312
GitLab, Inc. (a)	2,915	183,528
Guidewire Software, Inc. (a)	2,967	323,522
HashiCorp, Inc. (a)	3,673	86,830
Informatica, Inc. (a)(b)	1,441	40,910
Intapp, Inc. (a)	940	35,739
InterDigital, Inc.	963	104,524
Jamf Holding Corp. (a)	1,910	34,495
LivePerson, Inc. (a)	2,439	9,244
Liveramp Holdings, Inc. (a)	2,413	91,404
Manhattan Associates, Inc. (a)	2,247	483,824
Marathon Digital Holdings, Inc. (a)(b)	6,357	149,326
Matterport, Inc. (a)	8,567	23,045
MeridianLink, Inc. (a)(b)	775	19,197
MicroStrategy, Inc. Class A (a)(b)	442	279,176
Mitek Systems, Inc. (a)	1,682	21,933
Model N, Inc. (a)	1,290	34,740
N-able, Inc. (a)	2,579	34,172
nCino, Inc. (a)	2,231	75,029
NCR Voyix Corp. (a)	4,848	81,980
Nutanix, Inc. Class A (a)	8,595	409,896
Olo, Inc. (a)	3,934	22,502
ON24, Inc.	1,571	12,379
Onespan, Inc. (a)	1,337	14,333
Pagerduty, Inc. (a)(b)	3,357	77,715
Pegasystems, Inc.	1,551	75,782
Porch Group, Inc. Class A (a)(b)	2,836	8,735
PowerSchool Holdings, Inc. (a)(b)	2,079	48,981
Procore Technologies, Inc. (a)	3,220	222,888
Progress Software Corp.	1,566	85,034
PROS Holdings, Inc. (a)	1,560	60,512
Q2 Holdings, Inc. (a)	2,127	92,333
Qualys, Inc. (a)	1,337	262,426
Rapid7, Inc. (a)	2,221	126,819
Rimini Street, Inc. (a)	1,759	5,752
RingCentral, Inc. (a)	3,101	105,279
Riot Platforms, Inc. (a)(b)	6,376	98,637
Samsara, Inc. (a)	5,584	186,394
Semrush Holdings, Inc. (a)	1,134	15,490
SentinelOne, Inc. (a)	8,698	238,673
Smartsheet, Inc. (a)	4,873	233,027
SolarWinds, Inc. (a)	1,855	23,169
SoundHound AI, Inc. (a)(b)	7,614	16,142
SoundThinking, Inc. (a)	302	7,713
Sprinklr, Inc. (a)	3,727	44,873
Sprout Social, Inc. (a)(b)	1,774	108,995
SPS Commerce, Inc. (a)	1,336	258,970
Telos Corp. (a)	1,711	6,245
Tenable Holdings, Inc. (a)	4,217	194,235
Teradata Corp. (a)	3,637	158,246
UiPath, Inc. Class A (a)	14,668	364,353
Unity Software, Inc. (a)(b)	8,812	360,323
Upland Software, Inc. (a)	999	4,226
Varonis Systems, Inc. (a)	3,991	180,712
Verint Systems, Inc. (a)	2,365	63,926
Veritone, Inc. (a)(b)	1,095	1,982
Vertex, Inc. Class A (a)	1,516	40,841
Workiva, Inc. (a)	1,725	175,139
Xperi, Inc. (a)	1,623	17,885
Yext, Inc. (a)	3,764	22,170
Zeta Global Holdings Corp. (a)	5,433	47,919
Zuora, Inc. (a)	4,709	44,265
		12,211,426
Technology Hardware, Storage & Peripherals - 0.5%
Corsair Gaming, Inc. (a)	1,589	22,405
Eastman Kodak Co. (a)	2,307	8,997
Immersion Corp.	1,278	9,023
IonQ, Inc. (a)(b)	6,207	76,905
Pure Storage, Inc. Class A (a)	10,544	375,999
Super Micro Computer, Inc. (a)	1,666	473,577
Turtle Beach Corp. (a)	580	6,351
Xerox Holdings Corp. (b)	4,140	75,886
		1,049,143
TOTAL INFORMATION TECHNOLOGY		24,751,384
MATERIALS - 4.8%
Chemicals - 1.8%
AdvanSix, Inc.	974	29,181
Alto Ingredients, Inc. (a)	2,398	6,379
American Vanguard Corp.	1,057	11,595
Ashland, Inc.	1,870	157,660
Aspen Aerogels, Inc. (a)	1,956	30,866
Avient Corp.	3,323	138,137
Axalta Coating Systems Ltd. (a)	8,079	274,444
Balchem Corp.	1,176	174,930
Cabot Corp.	2,042	170,507
Danimer Scientific, Inc. (a)(b)	3,012	3,072
Ecovyst, Inc. (a)	3,769	36,823
Element Solutions, Inc.	8,101	187,457
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	48,362	81,732
H.B. Fuller Co.	1,963	159,808
Hawkins, Inc.	700	49,294
Huntsman Corp.	6,037	151,710
Ingevity Corp. (a)	1,222	57,703
Innospec, Inc.	906	111,655
Intrepid Potash, Inc. (a)	316	7,549
Koppers Holdings, Inc.	743	38,056
Kronos Worldwide, Inc. (b)	738	7,336
Livent Corp. (a)(b)	6,569	118,111
LSB Industries, Inc. (a)	2,003	18,648
Mativ, Inc.	1,958	29,977
Minerals Technologies, Inc.	1,188	84,716
NewMarket Corp.	251	137,003
Olin Corp.	4,593	247,792
Origin Materials, Inc. Class A (a)(b)	4,165	3,483
Orion SA	2,115	58,649
Perimeter Solutions SA (a)	5,349	24,605
PureCycle Technologies, Inc. (a)(b)	4,940	20,007
Quaker Houghton	506	107,991
Rayonier Advanced Materials, Inc. (a)	2,194	8,886
RPM International, Inc.	4,706	525,331
Sensient Technologies Corp.	1,542	101,772
Stepan Co.	781	73,844
The Chemours Co. LLC	5,410	170,631
The Scotts Miracle-Gro Co. Class A	1,502	95,753
Trinseo PLC	1,181	9,885
Tronox Holdings PLC	4,183	59,231
Westlake Corp.	1,166	163,193
		3,945,402
Construction Materials - 0.3%
Eagle Materials, Inc.	1,292	262,069
Knife River Holding Co.	1,856	122,830
Summit Materials, Inc. (a)	4,340	166,916
		551,815
Containers & Packaging - 1.2%
Aptargroup, Inc.	2,386	294,957
Ardagh Metal Packaging SA	5,278	20,268
Berry Global Group, Inc.	4,307	290,249
Crown Holdings, Inc.	4,401	405,288
Graphic Packaging Holding Co.	11,204	276,179
Greif, Inc.:
Class A	760	49,848
Class B	376	24,820
Myers Industries, Inc.	1,358	26,549
O-I Glass, Inc. (a)	5,668	92,842
Pactiv Evergreen, Inc.	1,473	20,195
Ranpak Holdings Corp. (A Shares) (a)	1,339	7,793
Sealed Air Corp.	5,271	192,497
Silgan Holdings, Inc.	3,052	138,103
Sonoco Products Co.	3,569	199,400
TriMas Corp.	1,511	38,274
WestRock Co.	9,345	388,004
		2,465,266
Metals & Mining - 1.4%
5E Advanced Materials, Inc. (a)(b)	935	1,318
Alcoa Corp.	6,514	221,476
Alpha Metallurgical Resources (b)	444	150,480
Arch Resources, Inc.	662	109,852
ATI, Inc. (a)	4,688	213,163
Carpenter Technology Corp.	1,770	125,316
Century Aluminum Co. (a)	1,895	23,005
Cleveland-Cliffs, Inc. (a)	18,558	378,954
Coeur d'Alene Mines Corp. (a)	12,942	42,191
Commercial Metals Co.	4,262	213,270
Compass Minerals International, Inc.	1,248	31,599
Gatos Silver, Inc. (a)	1,816	11,877
Haynes International, Inc.	465	26,528
Hecla Mining Co.	20,969	100,861
Kaiser Aluminum Corp.	586	41,717
Materion Corp.	747	97,207
McEwen Mining, Inc. (a)(b)	1,516	10,930
MP Materials Corp. (a)(b)	5,278	104,768
Olympic Steel, Inc.	359	23,945
Piedmont Lithium, Inc. (a)(b)	672	18,971
Ramaco Resources, Inc.	1,182	20,307
Ramaco Resources, Inc. Class B	393	5,231
Royal Gold, Inc.	2,397	289,941
Ryerson Holding Corp.	1,088	37,732
Schnitzer Steel Industries, Inc. Class A	931	28,079
SunCoke Energy, Inc.	2,981	32,016
TimkenSteel Corp. (a)	1,382	32,408
Tredegar Corp.	890	4,815
United States Steel Corp. (b)	8,132	395,622
Warrior Metropolitan Coal, Inc.	1,897	115,660
Worthington Steel, Inc.	1,115	31,332
		2,940,571
Paper & Forest Products - 0.1%
Clearwater Paper Corp. (a)	606	21,889
Glatfelter Corp. (a)	1,518	2,945
Louisiana-Pacific Corp.	2,342	165,884
Mercer International, Inc. (SBI) (b)	1,669	15,822
Sylvamo Corp.	1,307	64,187
		270,727
TOTAL MATERIALS		10,173,781
REAL ESTATE - 6.7%
Equity Real Estate Investment Trusts (REITs) - 6.0%
Acadia Realty Trust (SBI)	3,478	59,091
Agree Realty Corp.	3,535	222,528
Alexander & Baldwin, Inc.	2,730	51,925
Alexanders, Inc.	82	17,513
Alpine Income Property Trust, Inc.	480	8,117
American Assets Trust, Inc.	1,823	41,036
American Homes 4 Rent Class A	11,626	418,071
Americold Realty Trust	9,290	281,208
Apartment Income (REIT) Corp.	5,497	190,911
Apartment Investment & Management Co. Class A (a)	5,039	39,455
Apple Hospitality (REIT), Inc.	7,793	129,442
Armada Hoffler Properties, Inc.	2,590	32,038
Ashford Hospitality Trust, Inc. (a)(b)	1,127	2,186
Boston Properties, Inc.	5,274	370,077
Braemar Hotels & Resorts, Inc.	1,885	4,713
Brandywine Realty Trust (SBI)	6,232	33,653
Brixmor Property Group, Inc.	11,027	256,598
Broadstone Net Lease, Inc.	6,899	118,801
Camden Property Trust (SBI)	3,908	388,025
CareTrust (REIT), Inc.	3,639	81,441
CBL & Associates Properties, Inc.	911	22,247
Centerspace	537	31,253
Chatham Lodging Trust	1,838	19,703
City Office REIT, Inc.	1,389	8,487
Community Healthcare Trust, Inc.	916	24,402
COPT Defense Properties (SBI)	4,145	106,236
Cousins Properties, Inc.	5,594	136,214
CTO Realty Growth, Inc. (b)	956	16,567
CubeSmart	8,222	381,090
DiamondRock Hospitality Co.	7,744	72,716
Diversified Healthcare Trust (SBI)	7,938	29,688
Douglas Emmett, Inc.	6,123	88,784
Easterly Government Properties, Inc.	3,494	46,959
EastGroup Properties, Inc.	1,662	305,043
Elme Communities (SBI)	3,271	47,757
Empire State Realty Trust, Inc.	4,774	46,260
EPR Properties	2,763	133,867
Equity Commonwealth	4,022	77,222
Equity Lifestyle Properties, Inc.	6,804	479,954
Essential Properties Realty Trust, Inc.	5,750	146,970
Farmland Partners, Inc.	1,667	20,804
Federal Realty Investment Trust (SBI)	2,692	277,411
First Industrial Realty Trust, Inc.	4,854	255,660
Four Corners Property Trust, Inc.	3,348	84,704
Franklin Street Properties Corp.	3,201	8,195
Getty Realty Corp.	1,703	49,762
Gladstone Commercial Corp.	1,540	20,390
Gladstone Land Corp.	1,311	18,944
Global Medical REIT, Inc.	2,376	26,374
Global Net Lease, Inc.	7,044	70,088
Healthcare Trust of America, Inc.	13,946	240,290
Highwoods Properties, Inc. (SBI)	3,894	89,406
Hudson Pacific Properties, Inc.	4,606	42,882
Independence Realty Trust, Inc.	8,284	126,745
Industrial Logistics Properties Trust	2,344	11,017
InvenTrust Properties Corp.	2,455	62,210
JBG SMITH Properties	3,430	58,344
Kilroy Realty Corp.	3,907	155,655
Kimco Realty Corp.	22,666	483,012
Kite Realty Group Trust	8,049	184,000
Lamar Advertising Co. Class A	3,199	339,990
LTC Properties, Inc.	1,519	48,790
LXP Industrial Trust (REIT)	10,826	107,394
Medical Properties Trust, Inc. (b)	21,899	107,524
National Health Investors, Inc.	1,603	89,528
National Storage Affiliates Trust	3,050	126,484
NETSTREIT Corp.	2,515	44,893
NexPoint Diversified Real Estate Trust	1,141	9,071
NexPoint Residential Trust, Inc.	829	28,542
NNN (REIT), Inc.	6,678	287,822
Office Properties Income Trust	1,890	13,835
Omega Healthcare Investors, Inc.	8,942	274,162
One Liberty Properties, Inc.	735	16,104
Orion Office (REIT), Inc.	2,270	12,984
Outfront Media, Inc.	5,319	74,253
Paramount Group, Inc.	5,935	30,684
Park Hotels & Resorts, Inc.	7,888	120,686
Pebblebrook Hotel Trust	4,458	71,239
Phillips Edison & Co., Inc. (b)	4,320	157,594
Physicians Realty Trust	8,780	116,862
Piedmont Office Realty Trust, Inc. Class A	4,509	32,059
Plymouth Industrial REIT, Inc.	1,336	32,158
Postal Realty Trust, Inc.	1,003	14,604
Potlatch Corp.	2,933	144,010
Rayonier, Inc.	4,994	166,850
Regency Centers Corp.	6,031	404,077
Retail Opportunity Investments Corp.	4,606	64,622
Rexford Industrial Realty, Inc.	7,561	424,172
RLJ Lodging Trust	5,799	67,964
Ryman Hospitality Properties, Inc.	2,183	240,261
Sabra Health Care REIT, Inc.	8,452	120,610
Safehold, Inc. (b)	1,612	37,721
Saul Centers, Inc.	491	19,282
Service Properties Trust	6,039	51,573
SITE Centers Corp.	6,648	90,612
SL Green Realty Corp. (b)	2,364	106,782
Spirit Realty Capital, Inc.	5,175	226,096
Stag Industrial, Inc.	6,598	259,037
Star Holdings	428	6,411
Summit Hotel Properties, Inc.	3,914	26,302
Sunstone Hotel Investors, Inc.	7,594	81,484
Tanger Factory Outlet Centers, Inc.	3,850	106,722
Terreno Realty Corp.	3,081	193,086
The Macerich Co.	7,877	121,542
UMH Properties, Inc.	2,262	34,654
Uniti Group, Inc.	8,707	50,326
Universal Health Realty Income Trust (SBI)	496	21,452
Urban Edge Properties	4,321	79,074
Veris Residential, Inc.	2,923	45,979
Vornado Realty Trust	5,847	165,178
Whitestone REIT Class B	1,814	22,294
Xenia Hotels & Resorts, Inc.	3,911	53,268
		12,842,844
Real Estate Management & Development - 0.7%
Anywhere Real Estate, Inc. (a)	4,012	32,537
Compass, Inc. (a)	11,343	42,650
Cushman & Wakefield PLC (a)	6,108	65,966
Digitalbridge Group, Inc.	5,254	92,155
Douglas Elliman, Inc.	2,441	7,201
eXp World Holdings, Inc. (b)	2,813	43,658
Forestar Group, Inc. (a)	662	21,892
Howard Hughes Holdings, Inc.	1,190	101,805
Jones Lang LaSalle, Inc. (a)	1,741	328,823
Kennedy-Wilson Holdings, Inc. (b)	4,281	52,999
Marcus & Millichap, Inc.	864	37,740
Newmark Group, Inc.	4,434	48,597
Opendoor Technologies, Inc. (a)(b)	20,698	92,727
RE/MAX Holdings, Inc.	605	8,065
Redfin Corp. (a)	4,142	42,745
Seritage Growth Properties (a)(b)	1,420	13,277
The RMR Group, Inc.	541	15,272
The St. Joe Co.	1,304	78,475
Zillow Group, Inc.:
Class A (a)	2,324	131,817
Class C (a)	5,376	311,055
		1,569,456
TOTAL REAL ESTATE		14,412,300
UTILITIES - 2.5%
Electric Utilities - 0.9%
Allete, Inc.	2,092	127,947
Avangrid, Inc.	2,561	83,002
Hawaiian Electric Industries, Inc.	3,951	56,065
IDACORP, Inc. (b)	1,845	181,400
MGE Energy, Inc.	1,321	95,522
NRG Energy, Inc.	8,350	431,695
OGE Energy Corp.	7,301	255,024
Otter Tail Corp.	1,522	129,324
Pinnacle West Capital Corp.	4,129	296,627
PNM Resources, Inc.	3,114	129,542
Portland General Electric Co.	3,685	159,708
		1,945,856
Gas Utilities - 0.5%
Chesapeake Utilities Corp.	653	68,976
National Fuel Gas Co.	3,354	168,270
New Jersey Resources Corp.	3,556	158,526
Northwest Natural Holding Co.	1,302	50,700
ONE Gas, Inc. (b)	2,023	128,906
Southwest Gas Holdings, Inc.	2,186	138,483
Spire, Inc.	1,917	119,506
UGI Corp.	7,647	188,116
		1,021,483
Independent Power and Renewable Electricity Producers - 0.4%
Altus Power, Inc. Class A (a)	2,271	15,511
Clearway Energy, Inc.:
Class A	1,915	48,986
Class C	2,414	66,216
Montauk Renewables, Inc. (a)	2,327	20,734
Ormat Technologies, Inc. (b)	1,959	148,473
Sunnova Energy International, Inc. (a)(b)	3,704	56,486
Vistra Corp.	12,589	484,928
		841,334
Multi-Utilities - 0.4%
Avista Corp.	2,793	99,822
Black Hills Corp.	2,447	132,016
NiSource, Inc.	15,058	399,790
NorthWestern Energy Corp.	2,184	111,144
Unitil Corp.	588	30,911
		773,683
Water Utilities - 0.3%
American States Water Co.	1,346	108,245
Artesian Resources Corp. Class A	356	14,756
California Water Service Group	2,107	109,290
Consolidated Water Co., Inc. (b)	552	19,651
Essential Utilities, Inc.	8,883	331,780
Middlesex Water Co.	649	42,587
SJW Group	1,060	69,271
York Water Co.	531	20,507
		716,087
TOTAL UTILITIES		5,298,443
TOTAL COMMON STOCKS (Cost $151,973,817)		206,329,263

U.S. Treasury Obligations - 0.2%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (e) (Cost $297,705)	300,000	297,770

Money Market Funds - 10.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	5,253,257	5,254,308
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	17,229,693	17,231,416
TOTAL MONEY MARKET FUNDS (Cost $22,485,724)		22,485,724

TOTAL INVESTMENT IN SECURITIES - 107.2% (Cost $174,757,246)	229,112,757
NET OTHER ASSETS (LIABILITIES) - (7.2)%	(15,353,608)
NET ASSETS - 100.0%	213,759,149

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	29	Mar 2024	2,969,165	131,048	131,048
CME E-mini S&P MidCap 400 Index Contracts (United States)	12	Mar 2024	3,371,400	132,027	132,027

TOTAL FUTURES CONTRACTS					263,075
The notional amount of futures purchased as a percentage of Net Assets is 3.0%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $297,770.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	5,448,605	188,934,177	189,128,474	321,606	-	-	5,254,308	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	14,264,723	80,765,956	77,799,263	325,349	-	-	17,231,416	0.1%
Total	19,713,328	269,700,133	266,927,737	646,955	-	-	22,485,724

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,786,951	5,786,951	-	-
Consumer Discretionary	28,315,083	28,314,857	226	-
Consumer Staples	7,403,082	7,403,082	-	-
Energy	9,539,728	9,539,728	-	-
Financials	35,211,082	35,211,082	-	-
Health Care	23,851,000	23,843,842	4,250	2,908
Industrials	41,586,429	41,586,429	-	-
Information Technology	24,751,384	24,751,384	-	-
Materials	10,173,781	10,173,781	-	-
Real Estate	14,412,300	14,412,300	-	-
Utilities	5,298,443	5,298,443	-	-

U.S. Government and Government Agency Obligations	297,770	-	297,770	-

Money Market Funds	22,485,724	22,485,724	-	-
Total Investments in Securities:	229,112,757	228,807,603	302,246	2,908
Derivative Instruments: Assets
Futures Contracts	263,075	263,075	-	-
Total Assets	263,075	263,075	-	-
Total Derivative Instruments:	263,075	263,075	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	263,075	0
Total Equity Risk	263,075	0
Total Value of Derivatives	263,075	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP Extended Market Index Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $16,279,594) - See accompanying schedule:
Unaffiliated issuers (cost $152,271,522)	$206,627,033
Fidelity Central Funds (cost $22,485,724)	22,485,724

Total Investment in Securities (cost $174,757,246)		$229,112,757
Segregated cash with brokers for derivative instruments		46,976
Foreign currency held at value (cost $443,140)		450,131
Receivable for investments sold		90,763
Receivable for fund shares sold		1,125,217
Dividends receivable		234,065
Distributions receivable from Fidelity Central Funds		39,483
Other receivables		3,293
Total assets		231,102,685
Liabilities
Payable to custodian bank	$1,916
Payable for fund shares redeemed	9,441
Accrued management fee	11,863
Distribution and service plan fees payable	4,675
Payable for daily variation margin on futures contracts	72,393
Other affiliated payables	10,168
Other payables and accrued expenses	1,639
Collateral on securities loaned	17,231,441
Total Liabilities		17,343,536
Net Assets		$213,759,149
Net Assets consist of:
Paid in capital		$198,829,109
Total accumulated earnings (loss)		14,930,040
Net Assets		$213,759,149

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($165,753,243 ÷ 12,811,774 shares)		$12.94
Service Class :
Net Asset Value, offering price and redemption price per share ($40,805,253 ÷ 3,161,748 shares)		$12.91
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($7,200,653 ÷ 558,237 shares)		$12.90
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$3,663,537
Interest		19,985
Income from Fidelity Central Funds (including $325,349 from security lending)		646,955
Total Income		4,330,477
Expenses
Management fee	$169,710
Transfer agent fees	145,466
Distribution and service plan fees	45,263
Independent trustees' fees and expenses	1,412
Total expenses before reductions	361,851
Expense reductions	(24,831)
Total expenses after reductions		337,020
Net Investment income (loss)		3,993,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(37,479,194)
Foreign currency transactions	(969)
Futures contracts	(834,261)
Total net realized gain (loss)		(38,314,424)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	60,592,597
Assets and liabilities in foreign currencies	6,507
Futures contracts	391,179
Total change in net unrealized appreciation (depreciation)		60,990,283
Net gain (loss)		22,675,859
Net increase (decrease) in net assets resulting from operations		$26,669,316
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,993,457	$2,559,377
Net realized gain (loss)	(38,314,424)	2,165,526
Change in net unrealized appreciation (depreciation)	60,990,283	(40,679,840)
Net increase (decrease) in net assets resulting from operations	26,669,316	(35,954,937)
Distributions to shareholders	(3,304,163)	(5,929,181)

Share transactions - net increase (decrease)	16,845,034	24,063,783
Total increase (decrease) in net assets	40,210,187	(17,820,335)

Net Assets
Beginning of period	173,548,962	191,369,297
End of period	$213,759,149	$173,548,962

Financial Highlights
VIP Extended Market Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.22	$14.19	$12.52	$10.87	$8.82
Income from Investment Operations
Net investment income (loss) A,B	.20	.18	.18	.13	.15
Net realized and unrealized gain (loss)	1.73	(2.75)	2.44	1.66	2.13
Total from investment operations	1.93	(2.57)	2.62	1.79	2.28
Distributions from net investment income	(.21)	(.17)	(.18)	(.14)	(.12)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.21)	(.40) C	(.95)	(.14)	(.23)
Net asset value, end of period	$12.94	$11.22	$14.19	$12.52	$10.87
Total Return D,E	17.44%	(18.13)%	21.24%	16.46%	25.88%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.13%	.13%	.13%	.13%	.13%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.13%	.13%
Expenses net of all reductions	.12%	.13%	.13%	.13%	.13%
Net investment income (loss)	1.66%	1.51%	1.20%	1.34%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$165,753	$140,653	$160,811	$95,143	$73,052
Portfolio turnover rate H	80%	18%	27%	46%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Extended Market Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$14.17	$12.50	$10.86	$10.44
Income from Investment Operations
Net investment income (loss) B,C	.18	.17	.16	.13	.12
Net realized and unrealized gain (loss)	1.74	(2.75)	2.45	1.65	.53
Total from investment operations	1.92	(2.58)	2.61	1.78	.65
Distributions from net investment income	(.21)	(.16)	(.17)	(.14)	(.12)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.21)	(.39) D	(.94)	(.14)	(.23)
Net asset value, end of period	$12.91	$11.20	$14.17	$12.50	$10.86
Total Return E,F,G	17.34%	(18.22)%	21.16%	16.37%	6.24%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.23%	.23%	.23%	.23%	.23% J
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23% J
Expenses net of all reductions	.22%	.23%	.23%	.23%	.23% J
Net investment income (loss)	1.56%	1.41%	1.10%	1.24%	1.58% J
Supplemental Data
Net assets, end of period (000 omitted)	$40,805	$26,672	$23,331	$18,141	$2,133
Portfolio turnover rate K	80%	18%	27%	46%	17% J

AFor the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Extended Market Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$14.16	$12.50	$10.87	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.17	.15	.14	.11	.12
Net realized and unrealized gain (loss)	1.72	(2.73)	2.44	1.65	2.12
Total from investment operations	1.89	(2.58)	2.58	1.76	2.24
Distributions from net investment income	(.19)	(.14)	(.15)	(.13)	(.10)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.19)	(.38)	(.92)	(.13)	(.20) C
Net asset value, end of period	$12.90	$11.20	$14.16	$12.50	$10.87
Total Return D,E	17.11%	(18.30)%	20.93%	16.19%	25.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.38%	.38%	.38%	.38%	.38%
Expenses net of fee waivers, if any	.38%	.38%	.38%	.38%	.38%
Expenses net of all reductions	.37%	.38%	.38%	.38%	.38%
Net investment income (loss)	1.41%	1.26%	.95%	1.09%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$7,201	$6,224	$7,228	$4,824	$1,134
Portfolio turnover rate H	80%	18%	27%	46%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Index Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Initial Class	16.16%	7.17%	3.38%
Service Class	16.04%	7.05%	3.28%
Service Class 2	15.88%	6.89%	3.13%

A   From April 17, 2018
The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Index Portfolio - Initial Class , a class of the fund, on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Global ex U.S. Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

VIP International Index Portfolio
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 15.82% in 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's sharp reversal the past year was driven by a narrow set of companies in the information technology sector, in part due to excitement for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked and that some policymakers would likely cut rates in 2024. This view provided support for international stocks, with the index gaining 9.78% in the fourth quarter, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the year, each of six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. All 11 sectors advanced, with information technology (+37%) and industrials (+24%) registering the largest gains. Conversely, consumer staples (+5%) stocks lagged most, followed by real estate (+6%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 16%, versus 16.67% for the benchmark Fidelity Global ex U.S. Index Net Return. From a regional standpoint, Europe ex the U.K. gained 21% and contributed most, followed by Japan (+20%). By sector, information technology gained roughly 38% and contributed most. Financials, which gained about 17%, also helped, as did industrials, which advanced approximately 24%, lifted by the capital goods industry (+28%). The consumer discretionary sector rose 14%, while materials gained 12% and health care advanced 8%. Other notable contributors included the energy (+13%), utilities (+14%), communication services (+8%), consumer staples (+5%) and real estate (+6%) sectors. Turning to individual stocks, the biggest contributor was Novo-Nordisk (+55%), from the pharmaceuticals, biotechnology & life sciences category. Taiwan Semiconductor (+35%) and ASML Holding (+41%), within the semiconductors & semiconductor equipment group, also boosted the fund. In technology hardware & equipment, Samsung Electronics gained 38% and helped. Lastly, Toyota Motor, within the automobiles & components group, gained about 37% and boosted the fund. Conversely, the biggest individual detractor was Meituan (-53%), from the consumer services category. In consumer discretionary distribution & retail, JD.com (-48%) and Alibaba (-11%) detracted. AIA (-20%), a stock in the insurance group, detracted. Lastly, Anglo American (-33%), a stock in the materials group, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP International Index Portfolio
Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.2
Nestle SA (Reg. S) (United States of America, Food Products)	1.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1
Tencent Holdings Ltd. (China, Interactive Media & Services)	0.9
Toyota Motor Corp. (Japan, Automobiles)	0.9
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
Novartis AG (Switzerland, Pharmaceuticals)	0.8
10.5

Market Sectors (% of Fund's net assets)

Financials	22.0
Industrials	12.8
Information Technology	11.8
Consumer Discretionary	11.1
Health Care	8.7
Materials	7.4
Consumer Staples	7.4
Energy	5.4
Communication Services	4.9
Utilities	2.7
Real Estate	1.7

Asset Allocation (% of Fund's net assets)

Futures - 4.1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

VIP International Index Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.0%
	Shares	Value ($)
Australia - 5.1%
AGL Energy Ltd.	11,745	75,874
Allkem Ltd. (a)	11,706	89,423
ALS Ltd.	9,270	81,174
Altium Ltd.	2,396	76,495
Alumina Ltd. (a)	43,162	26,619
AMP Ltd.	55,696	35,297
Ampol Ltd.	4,625	113,934
Ansell Ltd.	2,418	41,490
ANZ Group Holdings Ltd.	58,340	1,030,753
APA Group unit	24,411	142,062
Aristocrat Leisure Ltd.	12,601	350,519
ASX Ltd.	3,752	161,232
Atlas Arteria Ltd. unit	22,157	87,272
Aurizon Holdings Ltd.	35,992	93,202
Bank of Queensland Ltd.	12,977	53,767
Bendigo & Adelaide Bank Ltd.	11,051	72,822
BHP Group Ltd.	98,339	3,359,714
BlueScope Steel Ltd.	8,883	141,648
Brambles Ltd.	26,974	249,987
CAR Group Ltd.	7,296	154,824
Challenger Ltd.	8,592	37,999
Charter Hall Group unit	9,139	74,982
Cleanaway Waste Management Ltd.	42,594	78,079
Cochlear Ltd.	1,272	258,888
Coles Group Ltd.	25,991	285,333
Commonwealth Bank of Australia	32,541	2,479,172
Computershare Ltd.	11,149	185,303
DEXUS Property Group unit	20,905	109,407
Dominos Pizza Enterprises Ltd.	1,281	51,451
EBOS Group Ltd.	3,058	68,626
Endeavour Group Ltd.	26,567	94,322
Evolution Mining Ltd.	35,940	96,986
Flutter Entertainment PLC (a)	359	63,789
Flutter Entertainment PLC (Ireland) (a)	3,070	542,260
Fortescue Ltd.	32,868	649,987
Glencore PLC	218,119	1,311,123
Goodman Group unit	33,251	573,270
IDP Education Ltd.	5,438	74,226
IGO Ltd.	13,083	80,684
Iluka Resources Ltd.	8,465	38,072
Incitec Pivot Ltd.	37,130	71,858
Insurance Australia Group Ltd.	47,355	182,649
JB Hi-Fi Ltd.	2,106	76,105
Lendlease Group unit	13,199	67,189
Liontown Resources Ltd. (a)	36,038	40,521
Lynas Rare Earths Ltd. (a)	18,366	89,649
Macquarie Group Ltd.	6,976	872,939
Magellan Financial Group Ltd. warrants 4/16/27 (a)	252	30
Medibank Private Ltd.	53,396	129,537
Metcash Ltd.	19,136	45,510
Mineral Resources Ltd.	3,360	160,277
Mirvac Group unit	76,514	108,974
National Australia Bank Ltd.	60,954	1,273,993
NEXTDC Ltd. (a)	10,089	94,396
Nine Entertainment Co. Holdings Ltd.	28,969	39,877
Northern Star Resources Ltd.	22,343	207,830
Orica Ltd.	8,908	96,761
Origin Energy Ltd.	33,380	192,665
Orora Ltd.	25,456	45,102
Pilbara Minerals Ltd. (b)	54,657	147,122
Qantas Airways Ltd. (a)	16,384	59,955
QBE Insurance Group Ltd.	28,943	292,101
Qube Holdings Ltd.	34,256	75,634
Ramsay Health Care Ltd.	3,610	129,422
REA Group Ltd.	1,002	123,692
Reece Ltd.	4,042	61,671
Rio Tinto Ltd.	7,210	666,532
Rio Tinto PLC	21,698	1,613,921
Santos Ltd.	63,079	327,980
Scentre Group unit	100,660	205,098
SEEK Ltd.	6,938	126,377
Sonic Healthcare Ltd.	9,173	200,530
South32 Ltd.	88,277	199,651
Steadfast Group Ltd.	19,864	78,781
Stockland Corp. Ltd. unit	46,180	140,039
Suncorp Group Ltd.	24,600	232,177
Telstra Group Ltd.	78,452	211,706
The GPT Group	37,243	117,760
The Lottery Corp. Ltd.	43,302	142,819
Transurban Group unit	59,814	558,823
Treasury Wine Estates Ltd.	16,938	124,427
Vicinity Centres unit	75,632	105,140
Washington H. Soul Pattinson & Co. Ltd.	4,744	105,939
Wesfarmers Ltd.	22,033	856,421
Westpac Banking Corp.	68,127	1,063,136
Whitehaven Coal Ltd.	16,378	83,036
WiseTech Global Ltd.	3,539	181,766
Woodside Energy Group Ltd.	36,864	778,443
Woolworths Group Ltd.	23,660	599,780
WorleyParsons Ltd.	7,126	84,786
TOTAL AUSTRALIA		27,082,594
Austria - 0.2%
ams-OSRAM AG (a)	18,015	45,281
Andritz AG	1,384	86,172
BAWAG Group AG (c)	1,603	84,907
CA Immobilien Anlagen AG	794	28,444
Erste Group Bank AG	6,923	280,714
Immofinanz AG (a)(d)	1,102	0
Lenzing AG (a)	296	11,617
Mondi PLC	9,433	184,866
Oesterreichische Post AG	652	23,537
OMV AG	2,739	120,253
Raiffeisen International Bank-Holding AG	2,564	52,846
UNIQA Insurance Group AG	2,308	19,007
Verbund AG	1,617	150,037
Voestalpine AG	2,065	65,107
Wienerberger AG	2,083	69,492
TOTAL AUSTRIA		1,222,280
Belgium - 0.6%
Ackermans & Van Haaren SA	431	75,557
Aedifica SA	916	64,364
Aedifica SA rights (a)(e)	701	1,482
Ageas	3,319	144,032
Anheuser-Busch InBev SA NV	20,229	1,305,744
Cofinimmo SA	644	50,761
D'ieteren Group	420	82,021
Elia Group SA/NV	664	83,051
Euronav NV	1,830	32,263
Galapagos NV (a)	978	39,913
Groupe Bruxelles Lambert SA	1,883	148,048
KBC Group NV	6,559	425,180
Lotus Bakeries SA	8	72,684
Sofina SA	304	75,644
Solvay SA Class A	1,419	43,439
Syensqo SA	1,419	147,659
UCB SA	2,340	203,818
Umicore SA	3,877	106,645
Warehouses de Pauw	3,156	99,296
TOTAL BELGIUM		3,201,601
Brazil - 1.4%
3R Petroleum Oleo e Gas SA (a)	4,184	22,636
Allos SA	7,900	43,179
Ambev SA	85,800	242,514
Atacadao SA	10,700	27,424
B3 SA - Brasil Bolsa Balcao	112,800	337,871
Banco Bradesco SA	28,394	89,316
Banco BTG Pactual SA unit	22,300	172,658
Banco do Brasil SA	27,800	316,996
BB Seguridade Participacoes SA	13,300	92,133
BRF SA (a)	16,600	47,193
CCR SA	19,000	55,464
Centrais Eletricas Brasileiras SA (Electrobras)	19,986	174,573
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	6,700	103,956
Companhia Paranaense de Energia-COPEL	7,300	14,262
Companhia Siderurgica Nacional SA (CSN)	11,600	46,948
Compania de Saneamento do Parana unit	4,500	27,041
Cosan SA	22,800	90,870
Embraer SA (a)	13,800	63,608
Energisa SA unit	4,700	52,084
Eneva SA (a)	24,700	69,204
ENGIE Brasil Energia SA	4,950	46,192
Equatorial Energia SA	16,893	124,221
Hapvida Participacoes e Investimentos SA (a)(c)	94,300	86,387
Hypera SA	7,600	55,933
Klabin SA unit	16,100	73,646
Localiza Rent a Car SA	16,705	218,717
Localiza Rent a Car SA rights 2/5/24 (a)	59	243
Lojas Renner SA	18,197	65,257
Magazine Luiza SA (a)	52,720	23,443
Multiplan Empreendimentos Imobiliarios SA	5,200	30,423
Natura & Co. Holding SA	16,693	58,042
Nu Holdings Ltd. (a)	46,136	384,313
PagSeguro Digital Ltd. (a)	3,791	47,274
Petroleo Brasileiro SA - Petrobras (ON)	71,500	573,755
Prio SA	15,100	143,148
Raia Drogasil SA	21,716	131,433
Rede D'Oregon Sao Luiz SA (c)	19,999	118,406
Rumo SA	23,700	111,972
Sendas Distribuidora SA	26,600	74,090
StoneCo Ltd. Class A (a)	5,163	93,089
Suzano Papel e Celulose SA	14,379	164,671
Telefonica Brasil SA	6,700	73,709
TIM SA	15,500	57,212
Totvs SA	8,700	60,339
Transmissora Alianca de Energia Eletrica SA	4,100	32,394
Ultrapar Participacoes SA	14,100	76,950
Vale SA	70,501	1,120,446
Vibra Energia SA	22,800	106,828
Weg SA	28,500	216,554
Wheaton Precious Metals Corp.	8,785	433,399
XP, Inc. (depository receipt)	7,314	193,540
Yara International ASA	3,183	113,161
TOTAL BRAZIL		7,199,117
Cameroon - 0.0%
Golar LNG Ltd.	2,009	46,187
Canada - 7.1%
Agnico Eagle Mines Ltd. (Canada)	9,602	526,460
Air Canada (a)	6,528	92,078
Alamos Gold, Inc.	7,668	103,123
Algonquin Power & Utilities Corp.	13,458	84,909
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	14,407	848,404
AltaGas Ltd.	5,444	114,299
ARC Resources Ltd.	11,826	175,554
ATCO Ltd. Class I (non-vtg.)	1,413	41,237
B2Gold Corp.	25,220	79,749
Bank of Montreal	13,850	1,370,419
Bank of Nova Scotia	23,276	1,133,015
Barrick Gold Corp. (Canada)	34,050	615,190
BCE, Inc.	5,847	230,209
BlackBerry Ltd. (a)	10,364	36,761
Bombardier, Inc. Class B (sub. vtg.) (a)	1,655	66,460
Brookfield Asset Management Ltd. Class A	6,718	269,825
Brookfield Corp. (Canada) Class A	28,244	1,132,915
Brookfield Infrastructure Corp. Class A	2,334	82,330
CAE, Inc. (a)	6,185	133,498
Cameco Corp.	8,402	362,255
Canadian Imperial Bank of Commerce (b)	17,848	859,366
Canadian National Railway Co.	11,449	1,439,063
Canadian Natural Resources Ltd.	21,203	1,389,104
Canadian Pacific Kansas City Ltd.	18,074	1,430,043
Canadian Tire Ltd. Class A (non-vtg.)	1,022	108,536
Canadian Utilities Ltd. Class A (non-vtg.)	2,361	56,822
CCL Industries, Inc. Class B	2,809	126,326
Cenovus Energy, Inc. (Canada)	26,143	435,634
CGI, Inc. Class A (sub. vtg.) (a)	4,057	434,618
Constellation Software, Inc.	382	947,114
Constellation Software, Inc. warrants 8/22/28 (a)(d)	363	0
Descartes Systems Group, Inc. (Canada) (a)	1,647	138,380
Dollarama, Inc.	5,492	395,782
Element Fleet Management Corp.	7,557	122,961
Emera, Inc.	5,289	200,775
Empire Co. Ltd. Class A (non-vtg.)	3,033	80,228
Enbridge, Inc.	41,008	1,476,232
Fairfax Financial Holdings Ltd. (sub. vtg.)	436	402,260
Finning International, Inc.	2,831	81,872
FirstService Corp.	797	129,109
Fortis, Inc.	9,542	392,539
Franco-Nevada Corp.	3,728	412,934
George Weston Ltd.	1,177	146,120
GFL Environmental, Inc.	4,013	138,436
Gibson Energy, Inc.	3,069	46,624
Gildan Activewear, Inc.	3,409	112,737
Great-West Lifeco, Inc.	5,242	173,514
Hydro One Ltd. (c)	6,157	184,471
iA Financial Corp., Inc.	1,992	135,797
Imperial Oil Ltd.	3,403	193,848
Intact Financial Corp.	3,404	523,708
Ivanhoe Mines Ltd. (a)	11,137	108,004
Keyera Corp.	4,457	107,738
Kinross Gold Corp.	23,772	143,882
Loblaw Companies Ltd.	2,891	279,882
Magna International, Inc. Class A (sub. vtg.)	5,169	305,408
Manulife Financial Corp.	35,520	784,895
MEG Energy Corp. (a)	5,535	98,874
Methanex Corp.	1,284	60,738
Metro, Inc.	4,467	231,230
National Bank of Canada	6,561	500,103
Northland Power, Inc.	4,932	89,592
Nutrien Ltd.	9,605	541,122
Nuvei Corp. (Canada) (c)	1,179	30,973
Onex Corp. (sub. vtg.)	1,333	93,085
Open Text Corp.	5,263	221,197
Pan American Silver Corp.	7,065	115,328
Parkland Corp.	2,711	87,383
Pembina Pipeline Corp.	10,675	367,528
Power Corp. of Canada (sub. vtg.)	10,822	309,457
Quebecor, Inc. Class B (sub. vtg.)	2,959	70,388
Restaurant Brands International, Inc.	6,058	473,329
RioCan (REIT)	2,894	40,667
Rogers Communications, Inc. Class B (non-vtg.)	7,211	337,571
Royal Bank of Canada	27,102	2,740,778
Saputo, Inc.	4,807	97,334
Shopify, Inc. Class A (a)	23,207	1,806,750
SNC-Lavalin Group, Inc.	3,403	109,560
SSR Mining, Inc.	4,050	43,463
Stantec, Inc.	2,151	172,690
Sun Life Financial, Inc.	11,403	591,385
Suncor Energy, Inc.	25,427	814,593
TC Energy Corp.	19,986	780,707
Teck Resources Ltd. Class B (sub. vtg.)	8,943	378,022
TELUS Corp.	9,275	165,054
TFI International, Inc. (Canada)	1,564	212,743
The Toronto-Dominion Bank	35,638	2,302,800
Thomson Reuters Corp.	2,909	425,313
TMX Group Ltd.	5,398	130,566
Toromont Industries Ltd.	1,595	139,753
Tourmaline Oil Corp. (b)	6,189	278,331
Tricon Residential, Inc.	4,907	44,661
West Fraser Timber Co. Ltd.	1,168	99,924
Whitecap Resources, Inc.	11,809	79,050
WSP Global, Inc.	2,419	339,085
TOTAL CANADA		37,364,579
Chile - 0.1%
Antofagasta PLC	6,707	143,582
Banco de Chile	849,669	99,808
Banco de Credito e Inversiones	1,478	40,011
Banco Santander Chile	1,210,751	59,094
Cencosud SA	24,404	45,844
Compania Cervecerias Unidas SA	2,321	14,779
Compania Sud Americana de Vapores SA	306,044	18,793
Empresas CMPC SA	21,672	41,818
Empresas COPEC SA	6,932	50,435
Enel Americas SA	369,875	40,933
Enel Chile SA	465,030	30,081
Falabella SA (a)	15,353	38,339
Lundin Mining Corp.	12,750	104,306
Parque Arauco SA	12,416	20,012
TOTAL CHILE		747,835
China - 5.7%
AAC Technology Holdings, Inc.	14,000	41,596
Agricultural Bank of China Ltd. (H Shares)	597,000	230,130
Airtac International Group	3,092	101,740
Akeso, Inc. (a)(c)	9,000	53,480
Alibaba Group Holding Ltd.	300,156	2,891,266
Alibaba Health Information Technology Ltd. (a)	98,000	53,214
Aluminum Corp. of China Ltd. (H Shares)	74,000	36,960
Anhui Conch Cement Co. Ltd. (H Shares)	23,000	53,137
Anta Sports Products Ltd.	23,200	225,062
Autohome, Inc. ADR Class A	1,092	30,642
Baidu, Inc. Class A (a)	44,040	655,576
Bank of China Ltd. (H Shares)	1,623,000	619,394
Bank of Communications Co. Ltd. (H Shares)	415,000	258,827
BeiGene Ltd. (a)	15,354	214,090
Bilibili, Inc. Class Z (a)	4,642	56,376
BOC Hong Kong (Holdings) Ltd.	70,000	190,049
BYD Co. Ltd. (H Shares)	18,293	504,606
BYD Electronic International Co. Ltd.	14,500	67,964
CGN Power Co. Ltd. (H Shares) (c)	210,000	54,863
China CITIC Bank Corp. Ltd. (H Shares)	179,000	84,359
China Coal Energy Co. Ltd. (H Shares)	40,000	36,371
China Conch Venture Holdings Ltd.	29,000	24,066
China Construction Bank Corp. (H Shares)	1,914,000	1,138,544
China Everbright International Ltd.	69,000	22,445
China Feihe Ltd. (c)	65,000	35,545
China Galaxy Securities Co. Ltd. (H Shares)	64,500	34,115
China Gas Holdings Ltd.	57,800	57,071
China Hongqiao Group Ltd.	41,000	33,552
China International Capital Corp. Ltd. (H Shares) (c)	29,600	43,442
China Life Insurance Co. Ltd. (H Shares)	144,000	186,627
China Literature Ltd. (a)(c)	7,400	27,530
China Longyuan Power Grid Corp. Ltd. (H Shares)	65,000	49,280
China Medical System Holdings Ltd.	24,000	42,538
China Mengniu Dairy Co. Ltd.	58,000	155,984
China Merchants Bank Co. Ltd. (H Shares)	64,000	222,626
China Merchants Holdings International Co. Ltd.	24,353	33,184
China Minsheng Banking Corp. Ltd. (H Shares)	127,300	43,202
China National Building Materials Co. Ltd. (H Shares)	86,000	36,786
China Overseas Land and Investment Ltd.	72,500	127,758
China Pacific Insurance (Group) Co. Ltd. (H Shares)	50,000	100,916
China Petroleum & Chemical Corp. (H Shares)	482,000	252,466
China Power International Development Ltd.	94,000	34,550
China Railway Group Ltd. (H Shares)	81,000	36,099
China Resource Gas Group Ltd.	17,700	58,029
China Resources Beer Holdings Co. Ltd.	30,000	131,395
China Resources Land Ltd.	56,000	200,807
China Resources Mixc Lifestyle Services Ltd. (c)	11,645	41,533
China Resources Power Holdings Co. Ltd.	34,000	68,100
China Shenhua Energy Co. Ltd. (H Shares)	65,500	224,387
China State Construction International Holdings Ltd.	34,000	39,319
China Taiping Insurance Group Ltd.	27,400	23,580
China Tower Corp. Ltd. (H Shares) (c)	914,000	95,983
China Vanke Co. Ltd. (H Shares)	43,200	39,944
ChinaSoft International Ltd.	50,000	38,356
Chow Tai Fook Jewellery Group Ltd.	45,200	67,263
CITIC Pacific Ltd.	125,000	124,864
CITIC Securities Co. Ltd. (H Shares)	29,175	59,557
Cmoc Group Ltd. (H Shares)	69,000	37,732
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	65,500	65,848
Country Garden Holdings Co. Ltd. (a)	223,129	22,289
Country Garden Services Holdings Co. Ltd.	41,000	35,442
CRRC Corp. Ltd. (H Shares)	84,000	37,006
CSPC Pharmaceutical Group Ltd.	162,400	151,149
Daqo New Energy Corp. ADR (a)	1,058	28,143
ENN Energy Holdings Ltd.	14,700	108,551
ESR Group Ltd. (c)	46,400	64,176
Far East Horizon Ltd.	35,000	27,521
Full Truck Alliance Co. Ltd. ADR (a)	12,986	91,032
Fuyao Glass Industries Group Co. Ltd. (H Shares) (c)	11,600	56,451
Ganfeng Lithium Group Co. Ltd. (H Shares) (c)	7,880	29,770
GCL Technology Holdings Ltd.	388,000	61,615
Geely Automobile Holdings Ltd.	101,000	111,108
Genscript Biotech Corp. (a)	22,000	55,954
GF Securities Co. Ltd. (H Shares)	19,200	22,966
Great Wall Motor Co. Ltd. (H Shares)	45,500	59,086
Guangdong Investment Ltd.	54,000	39,280
Guangzhou Automobile Group Co. Ltd. (H Shares)	52,800	24,546
H World Group Ltd.	27,200	90,947
Haidilao International Holding Ltd. (c)	33,000	61,448
Haier Smart Home Co. Ltd.	44,800	126,544
Haitong Securities Co. Ltd. (H Shares)	51,200	27,343
Hansoh Pharmaceutical Group Co. Ltd. (c)	22,000	44,403
Hengan International Group Co. Ltd.	12,500	46,504
Horizon Construction Development Ltd. (e)	1,296	762
Hua Hong Semiconductor Ltd. (a)(c)	20,000	48,358
Huatai Securities Co. Ltd. (H Shares) (c)	28,200	35,609
Hygeia Healthcare Holdings Co. (c)	6,600	29,837
Industrial & Commercial Bank of China Ltd. (H Shares)	1,382,000	673,509
Innovent Biologics, Inc. (a)(c)	25,000	136,870
iQIYI, Inc. ADR (a)	9,362	45,687
JD Health International, Inc. (a)(c)	19,750	98,895
JD Logistics, Inc. (a)(c)	37,500	46,968
JD.com, Inc. Class A	47,704	688,993
JinkoSolar Holdings Co. Ltd. ADR (b)	784	28,961
Kanzhun Ltd. ADR	6,337	105,258
KE Holdings, Inc. ADR	13,011	210,908
Kingboard Chemical Holdings Ltd.	12,500	29,903
Kingdee International Software Group Co. Ltd. (a)	55,000	80,156
Kingsoft Corp. Ltd.	19,000	58,641
Kuaishou Technology Class B (a)(c)	48,500	328,882
Kunlun Energy Co. Ltd.	76,000	68,520
Lenovo Group Ltd.	130,000	181,802
Li Auto, Inc. Class A (a)	22,160	415,192
Li Ning Co. Ltd.	45,500	121,784
Longfor Properties Co. Ltd. (c)	32,447	51,942
Meituan Class B (a)(c)	84,230	884,312
Microport Scientific Corp. (a)	14,900	16,067
Minth Group Ltd.	14,000	28,292
NetEase, Inc.	36,205	653,196
New China Life Insurance Co. Ltd. (H Shares)	16,700	32,551
New Oriental Education & Technology Group, Inc. (a)	29,010	211,473
NIO, Inc. sponsored ADR (a)(b)	27,112	245,906
Nongfu Spring Co. Ltd. (H Shares) (c)	34,200	197,750
PDD Holdings, Inc. ADR (a)	13,319	1,948,703
People's Insurance Co. of China Group Ltd. (H Shares)	160,000	49,177
PetroChina Co. Ltd. (H Shares)	410,000	270,936
PICC Property & Casualty Co. Ltd. (H Shares)	134,000	159,252
Ping An Insurance Group Co. of China Ltd. (H Shares)	121,500	550,067
Pop Mart International Group Ltd. (c)	13,600	35,269
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	147,000	70,220
Prosus NV	29,434	876,842
Qifu Technology, Inc. ADR	2,443	38,648
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	47,600	46,390
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	9,500	20,683
Shenzhou International Group Holdings Ltd.	15,500	159,595
Silergy Corp.	6,000	97,736
Sinopharm Group Co. Ltd. (H Shares)	25,600	67,045
SITC International Holdings Co. Ltd.	26,000	44,884
Smoore International Holdings Ltd. (c)	34,000	28,302
Sunny Optical Technology Group Co. Ltd.	13,800	125,214
TAL Education Group ADR (a)	9,004	113,721
Tencent Holdings Ltd.	120,600	4,553,238
Tencent Music Entertainment Group ADR (a)	12,595	113,481
Tingyi (Cayman Islands) Holding Corp.	36,000	43,891
Tongcheng Travel Holdings Ltd. (a)	20,800	38,465
Topsports International Holdings Ltd. (c)	54,000	42,046
Trip.com Group Ltd. (a)	10,760	386,264
Tsingtao Brewery Co. Ltd. (H Shares)	12,000	80,528
Vipshop Holdings Ltd. ADR (a)	5,487	97,449
Want Want China Holdings Ltd.	97,000	58,634
Weichai Power Co. Ltd. (H Shares)	36,000	60,119
Wharf Holdings Ltd.	18,000	57,975
Wilmar International Ltd.	58,500	158,246
WuXi AppTec Co. Ltd. (H Shares) (c)	7,252	73,788
Wuxi Biologics (Cayman), Inc. (a)(c)	69,500	263,456
Xiaomi Corp. Class B (a)(c)	297,600	594,552
Xinyi Solar Holdings Ltd.	87,236	50,944
XPeng, Inc. Class A (a)(b)	21,494	156,572
Yadea Group Holdings Ltd. (c)	22,000	38,655
Yangzijiang Shipbuilding Holdings Ltd.	53,100	59,950
Yankuang Energy Group Co. Ltd. (H Shares)	42,000	79,821
Yum China Holdings, Inc.	8,090	343,259
Zai Lab Ltd. (a)	15,100	40,874
Zhaojin Mining Industry Co. Ltd. (H Shares)	28,000	34,818
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	13,100	29,929
Zhongsheng Group Holdings Ltd. Class H	12,500	29,903
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	10,800	30,843
Zijin Mining Group Co. Ltd. (H Shares)	112,000	182,447
ZTE Corp. (H Shares)	14,400	32,162
ZTO Express, Inc. sponsored ADR	8,422	179,220
TOTAL CHINA		30,309,196
Colombia - 0.0%
Bancolombia SA	5,395	46,219
Czech Republic - 0.0%
CEZ A/S	3,342	143,237
Komercni Banka A/S	1,522	49,307
MONETA Money Bank A/S (c)	6,662	27,883
TOTAL CZECH REPUBLIC		220,427
Denmark - 2.0%
A.P. Moller - Maersk A/S:
Series A	50	88,705
Series B	92	165,602
Ascendis Pharma A/S sponsored ADR (a)	914	115,118
Carlsberg A/S Series B	1,753	219,974
Chr. Hansen Holding A/S	1,996	167,360
Coloplast A/S Series B	2,269	259,403
Danske Bank A/S	13,227	353,362
Demant A/S (a)	1,843	80,787
DSV A/S	3,486	612,514
Genmab A/S (a)	1,282	408,770
Novo Nordisk A/S Series B	62,679	6,495,499
Novozymes A/S Series B	4,059	223,066
ORSTED A/S (c)	3,673	203,619
Pandora A/S	1,624	224,431
Tryg A/S	6,785	147,603
Vestas Wind Systems A/S (a)	19,595	620,020
TOTAL DENMARK		10,385,833
Egypt - 0.0%
Abou Kir Fertilizers & Chemical Industries	5,923	15,964
Commercial International Bank SAE	47,111	111,116
EFG-Hermes Holding SAE	23,087	12,445
Talaat Moustafa Group Holding	20,398	15,731
TOTAL EGYPT		155,256
Finland - 0.7%
Elisa Corp. (A Shares)	2,926	135,247
Fortum Corp.	8,525	122,910
Huhtamaki Oyj	1,893	76,758
Kesko Oyj	5,307	105,017
Kone OYJ (B Shares)	7,822	389,961
Mandatum Holding OY	8,929	40,119
Metso Corp.	13,655	138,233
Neste OYJ	8,362	297,338
Nokia Corp.	102,752	349,966
Nordea Bank Abp	69,539	859,891
Orion Oyj (B Shares)	2,094	90,779
Sampo Oyj (A Shares)	9,061	396,215
Stora Enso Oyj (R Shares)	11,877	164,223
UPM-Kymmene Corp.	10,350	389,166
Valmet Corp.	3,037	87,539
Wartsila Corp.	9,399	136,185
TOTAL FINLAND		3,779,547
France - 5.9%
Accor SA	3,597	137,393
Adevinta ASA Class B (a)	6,238	69,012
Air Liquide SA	10,167	1,979,468
Airbus Group NV	11,967	1,848,763
Alstom SA	5,440	73,360
Arkema SA	1,227	139,518
AXA SA	33,708	1,100,784
BNP Paribas SA	21,086	1,464,332
Bouygues SA	3,775	142,192
Bureau Veritas SA	5,576	140,779
Capgemini SA	3,033	631,988
Carrefour SA	10,476	191,864
Compagnie de St.-Gobain	9,969	735,187
Compagnie Generale des Etablissements Michelin SCA Series B	13,872	498,373
Credit Agricole SA	21,741	309,084
Danone SA	12,237	793,919
Dassault Systemes SA	13,002	636,413
Edenred SA	4,841	289,336
Eiffage SA	1,469	157,338
Engie SA	34,038	599,624
EssilorLuxottica SA	5,546	1,111,847
Gecina SA	997	121,180
Getlink SE	6,306	115,317
Hermes International SCA	656	1,389,578
Kering SA	1,350	597,913
L'Oreal SA	4,471	2,228,797
Legrand SA	5,173	537,380
LVMH Moet Hennessy Louis Vuitton SE	5,068	4,117,938
Orange SA	35,625	406,041
Pernod Ricard SA	3,870	682,498
Publicis Groupe SA	4,545	421,466
Renault SA	3,678	149,846
Safran SA	6,718	1,184,453
Sartorius Stedim Biotech	465	122,944
Societe Generale Series A	13,706	364,653
Sodexo SA	1,575	173,211
Teleperformance	1,156	168,518
Thales SA	1,836	271,497
TotalEnergies SE	45,100	3,066,950
Unibail-Rodamco-Westfield NV (a)	1,968	145,389
Veolia Environnement SA	11,802	373,022
VINCI SA	9,857	1,240,457
Vivendi SA	12,060	128,823
Worldline SA (a)(c)	4,906	85,315
TOTAL FRANCE		31,143,760
Germany - 4.8%
adidas AG	3,215	653,621
Allianz SE	7,830	2,092,499
BASF AG	17,332	933,277
Bayer AG	19,077	707,832
Bayerische Motoren Werke AG (BMW)	5,631	626,571
Beiersdorf AG	1,905	285,380
BioNTech SE ADR (a)	1,730	182,584
Brenntag SE	3,001	275,704
Carl Zeiss Meditec AG	703	76,707
Commerzbank AG	20,419	242,547
Continental AG	2,099	178,271
Covestro AG (a)(c)	3,751	218,143
Daimler Truck Holding AG	10,068	378,118
Deutsche Bank AG	39,602	540,537
Deutsche Borse AG	3,687	759,282
Deutsche Lufthansa AG (a)	11,606	103,115
Deutsche Telekom AG	67,762	1,629,222
DHL Group	18,277	905,035
E.ON SE	43,575	584,471
Evonik Industries AG	3,924	80,140
Fresenius Medical Care AG & Co. KGaA	3,877	162,091
Fresenius SE & Co. KGaA	7,990	247,593
GEA Group AG	3,050	126,904
Hannover Reuck SE	1,171	279,617
HeidelbergCement AG	2,659	237,592
HelloFresh AG (a)	3,352	52,953
Henkel AG & Co. KGaA	1,995	143,139
Infineon Technologies AG	25,314	1,057,179
K+S AG	3,676	58,072
Knorr-Bremse AG	1,298	84,256
LEG Immobilien AG (a)	1,439	126,006
Mercedes-Benz Group AG (Germany)	15,582	1,075,125
Merck KGaA	2,509	399,469
MTU Aero Engines AG	1,045	225,246
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,649	1,096,929
Nemetschek SE	1,095	94,869
Puma AG	1,973	109,757
Rheinmetall AG	845	267,724
RWE AG	13,135	597,126
SAP SE	19,792	3,046,416
Scout24 AG (c)	1,456	103,128
Siemens AG	14,598	2,738,721
Siemens Energy AG (a)	9,929	131,533
Siemens Healthineers AG (c)	5,474	317,863
Symrise AG	2,580	283,531
Vonovia SE	15,816	496,966
Zalando SE (a)(c)	4,243	100,473
TOTAL GERMANY		25,113,334
Greece - 0.1%
Alpha Bank SA (a)	38,479	65,375
Eurobank Ergasias Services and Holdings SA (a)	48,747	86,641
Hellenic Telecommunications Organization SA	3,836	54,628
Jumbo SA	2,145	59,483
Motor Oil (HELLAS) Corinth Refineries SA	1,240	32,525
Mytilineos SA	2,044	82,813
National Bank of Greece SA (a)	10,512	72,994
OPAP SA	3,500	59,387
Piraeus Financial Holdings SA (a)	12,703	44,875
Public Power Corp. of Greece (a)	4,193	51,658
Star Bulk Carriers Corp.	1,400	29,764
Terna Energy SA	953	16,728
TOTAL GREECE		656,871
Guatemala - 0.0%
Millicom International Cellular SA (depository receipt) (a)	2,267	40,514
Hong Kong - 1.2%
AIA Group Ltd.	223,800	1,947,705
ASMPT Ltd.	5,900	56,291
CK Asset Holdings Ltd.	37,134	186,419
CK Infrastructure Holdings Ltd.	12,000	66,389
CLP Holdings Ltd.	32,500	268,249
Futu Holdings Ltd. ADR (a)	1,137	62,114
Hang Lung Properties Ltd.	34,000	47,271
Hang Seng Bank Ltd.	14,100	164,624
Henderson Land Development Co. Ltd.	25,610	78,864
HKT Trust/HKT Ltd. unit	71,000	84,744
Hong Kong & China Gas Co. Ltd.	209,403	160,567
Hong Kong Exchanges and Clearing Ltd.	23,143	793,811
Hongkong Land Holdings Ltd.	20,315	70,696
Hysan Development Co. Ltd.	12,000	23,820
Jardine Matheson Holdings Ltd.	4,003	164,964
Link (REIT)	49,644	278,785
MTR Corp. Ltd.	29,971	116,299
New World Development Co. Ltd.	26,250	40,744
Orient Overseas International Ltd.	2,500	34,898
Power Assets Holdings Ltd.	26,500	153,567
Prudential PLC	53,445	603,004
Sino Biopharmaceutical Ltd.	196,250	87,211
Sino Land Ltd.	67,897	73,823
Sun Hung Kai Properties Ltd.	29,500	319,230
Swire Pacific Ltd. (A Shares)	8,000	67,721
Swire Properties Ltd.	20,400	41,278
Techtronic Industries Co. Ltd.	25,500	303,871
WH Group Ltd. (c)	153,000	98,807
Wharf Real Estate Investment Co. Ltd.	30,000	101,428
Xinyi Glass Holdings Ltd.	44,992	50,474
TOTAL HONG KONG		6,547,668
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	8,818	71,833
OTP Bank PLC	4,403	200,532
Richter Gedeon PLC	2,503	63,132
TOTAL HUNGARY		335,497
India - 3.1%
Adani Enterprises Ltd.	7,083	242,486
Adani Ports & Special Economic Zone Ltd.	13,840	170,361
Asian Paints Ltd.	8,757	358,035
Axis Bank Ltd.	44,238	585,977
Bajaj Finance Ltd.	5,176	455,775
Bajaj Finserv Ltd.	7,433	150,576
Bharti Airtel Ltd.	48,862	606,067
HCL Technologies Ltd.	20,548	362,008
HDFC Bank Ltd.	108,458	2,220,688
Hindalco Industries Ltd.	28,394	209,788
Hindustan Unilever Ltd.	17,331	554,798
ICICI Bank Ltd.	100,536	1,201,331
IndusInd Bank Ltd.	11,139	214,026
Infosys Ltd.	69,290	1,282,534
ITC Ltd.	58,048	322,336
Jio Financial Services Ltd.	66,919	187,326
Kotak Mahindra Bank Ltd.	21,227	486,715
Larsen & Toubro Ltd.	13,367	566,372
Mahindra & Mahindra Ltd.	18,583	386,186
Maruti Suzuki India Ltd.	2,579	319,281
NTPC Ltd.	92,208	344,765
Oil & Natural Gas Corp. Ltd.	75,754	186,660
Reliance Industries Ltd.	66,986	2,080,758
State Bank of India	34,679	267,560
Tata Consultancy Services Ltd.	19,604	893,632
Tata Motors Ltd.	34,765	325,832
Tata Power Co. Ltd./The	32,853	131,128
Tata Steel Ltd.	156,796	263,030
Tech Mahindra Ltd.	12,115	185,275
Titan Co. Ltd.	8,109	358,149
Vedanta Ltd.	23,317	72,444
Wipro Ltd.	27,431	155,596
TOTAL INDIA		16,147,495
Indonesia - 0.5%
Indofood Sukses Makmur Tbk PT	88,100	36,906
PT Adaro Energy Indonesia Tbk	267,600	41,364
PT Aneka Tambang Tbk	155,700	17,242
PT Astra International Tbk	395,400	145,094
PT Bank Central Asia Tbk	1,078,800	658,617
PT Bank Mandiri (Persero) Tbk	871,800	342,560
PT Bank Negara Indonesia (Persero) Tbk	292,700	102,180
PT Bank Rakyat Indonesia (Persero) Tbk	1,385,351	515,109
PT Barito Pacific Tbk	521,540	45,051
PT Bukit Asam Tbk	76,100	12,060
PT Bumi Resources Minerals Tbk (a)	1,523,500	16,821
PT Bumi Resources Tbk (a)	3,316,300	18,308
PT Chandra Asri Petrochemical Tbk	130,200	44,395
PT Charoen Pokphand Indonesia Tbk	138,500	45,201
PT Elang Mahkota Teknologi Tbk	769,100	29,471
PT GoTo Gojek Tokopedia Tbk (a)	19,101,800	106,693
PT Indah Kiat Pulp & Paper Tbk	49,700	26,872
PT Indo Tambangraya Megah Tbk	7,800	12,994
PT Indocement Tunggal Prakarsa Tbk	36,700	22,406
PT Indofood CBP Sukses Makmur Tbk	42,600	29,259
PT Kalbe Farma Tbk	374,400	39,149
PT Merdeka Copper Gold Tbk (a)	195,188	34,228
PT Mitra Keluarga Karyasehat Tbk	101,200	18,732
PT Perusahaan Gas Negara Tbk Series B	194,000	14,238
PT Sarana Menara Nusantara Tbk	419,900	26,999
PT Semen Indonesia (Persero) Tbk	65,491	27,222
PT Sumber Alfaria Trijaya Tbk	366,500	69,744
PT Telkom Indonesia Persero Tbk	926,600	237,716
PT United Tractors Tbk	28,600	42,026
PT Vale Indonesia Tbk	39,500	11,057
TOTAL INDONESIA		2,789,714
Ireland - 0.2%
Bank of Ireland Group PLC	19,252	174,778
Kerry Group PLC Class A	3,021	262,334
Kingspan Group PLC (Ireland)	2,997	259,389
Ryanair Holdings PLC sponsored ADR (a)	1,995	266,053
Smurfit Kappa Group PLC	5,041	199,673
TOTAL IRELAND		1,162,227
Israel - 0.5%
Airport City Ltd. (a)	1,219	20,841
Alony Hetz Properties & Investments Ltd.	2,836	23,194
Amot Investments Ltd.	3,957	21,290
Ashdod Refinery Ltd.	184	4,091
Azrieli Group	686	44,375
Bank Hapoalim BM (Reg.)	24,497	219,966
Bank Leumi le-Israel BM	29,846	239,968
Bezeq The Israel Telecommunication Corp. Ltd.	38,806	52,798
Big Shopping Centers Ltd. (a)	248	25,461
Check Point Software Technologies Ltd. (a)	1,795	274,258
Clal Insurance Enterprises Holdings Ltd. (a)	1,308	20,835
Delek Group Ltd.	187	24,172
Elbit Systems Ltd. (Israel)	485	102,879
Electra Israel Ltd.	38	16,130
Enlight Renewable Energy Ltd. (a)	2,355	45,629
First International Bank of Israel	1,031	42,088
Global-e Online Ltd. (a)(b)	1,815	71,928
Harel Insurance Investments and Financial Services Ltd.	2,139	16,767
Icl Group Ltd.	14,274	72,187
Isracard Ltd.	3,814	13,526
Israel Corp. Ltd. (Class A) (a)	79	20,072
Israel Discount Bank Ltd. (Class A)	24,126	120,612
JFrog Ltd. (a)	1,495	51,742
Kornit Digital Ltd. (a)	1,037	19,869
Melisron Ltd.	506	39,132
Mivne Real Estate KD Ltd.	11,831	35,128
Mizrahi Tefahot Bank Ltd.	2,914	112,679
NICE Ltd. (a)	1,230	247,695
Nova Ltd. (a)	547	75,843
OPC Energy Ltd. (a)	1,866	12,112
Paz Oil Co. Ltd.	184	15,404
Perion Network Ltd. (a)(b)	949	29,296
Plus500 Ltd.	1,248	26,454
Radware Ltd. (a)	755	12,593
Reit 1 Ltd.	3,639	16,845
Shapir Engineering and Industry Ltd.	2,672	17,129
Shufersal Ltd. (a)	5,299	25,247
Strauss Group Ltd. (a)	917	17,225
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	21,773	227,310
The Phoenix Holdings Ltd.	3,192	32,312
Tower Semiconductor Ltd. (a)	2,069	63,261
Wix.com Ltd. (a)	1,103	135,691
ZIM Integrated Shipping Services Ltd. (b)	1,785	17,618
TOTAL ISRAEL		2,723,652
Italy - 1.5%
A2A SpA	30,679	62,961
Amplifon SpA	1,804	62,414
Assicurazioni Generali SpA	21,502	453,498
Azimut Holding SpA	2,109	55,039
Banco BPM SpA	29,368	155,004
Brunello Cucinelli SpA	657	64,261
Davide Campari Milano NV	10,382	117,076
DiaSorin SpA	522	53,731
Enel SpA	149,931	1,115,459
Eni SpA	46,565	789,807
Ferrari NV (Italy)	2,445	823,783
FinecoBank SpA	11,851	177,731
Hera SpA	15,219	49,933
Infrastrutture Wireless Italiane SpA (c)	6,953	87,888
Interpump Group SpA	1,572	81,339
Intesa Sanpaolo SpA	312,278	913,849
Italgas SpA	9,545	54,583
Leonardo SpA	7,841	129,278
Mediobanca SpA	12,369	153,002
Moncler SpA	4,002	246,083
Nexi SpA (a)(c)	16,545	135,270
Poste Italiane SpA (c)	8,963	101,668
Prada SpA	10,000	57,181
Prysmian SpA	5,357	243,474
Recordati SpA	1,952	105,224
Reply SpA	428	56,463
Snam SpA	39,695	204,228
Telecom Italia SpA (a)	184,232	59,835
Telecom Italia SpA (Risparmio Shares) (a)	129,798	43,403
Terna - Rete Elettrica Nazionale	27,367	228,220
UniCredit SpA	35,020	953,584
Unipol Gruppo SpA	6,626	37,759
TOTAL ITALY		7,873,028
Japan - 16.3%
Activia Properties, Inc.	14	38,574
Adeka Corp.	2,000	40,709
Advance Residence Investment Corp.	27	60,511
Advantest Corp.	14,900	502,064
AEON Co. Ltd.	16,900	377,115
AGC, Inc.	4,400	163,083
Aica Kogyo Co. Ltd.	1,200	29,038
Air Water, Inc.	4,500	61,484
Aisin Seiki Co. Ltd.	3,500	122,450
Ajinomoto Co., Inc.	10,300	396,486
Alfresa Holdings Corp.	3,900	66,286
Alps Alpine Co. Ltd.	3,900	33,901
Amada Co. Ltd.	7,000	72,766
Ana Holdings, Inc. (a)	3,100	67,163
Aozora Bank Ltd.	2,200	47,698
Asahi Group Holdings	9,800	364,917
ASAHI INTECC Co. Ltd.	4,600	93,582
Asahi Kasei Corp.	27,200	200,745
Asics Corp.	3,700	115,933
Astellas Pharma, Inc.	35,100	417,454
Azbil Corp.	2,400	79,421
Bandai Namco Holdings, Inc.	12,900	257,977
BayCurrent Consulting, Inc.	2,600	91,295
Bic Camera, Inc.	3,200	30,502
Biprogy, Inc.	1,600	50,099
Bridgestone Corp.	11,400	470,836
Brother Industries Ltd.	5,000	79,805
Calbee, Inc.	2,100	42,201
Canon, Inc. (b)	19,700	505,378
Capcom Co. Ltd.	3,300	106,630
Casio Computer Co. Ltd.	4,500	38,966
Central Japan Railway Co.	20,000	507,606
Chiba Bank Ltd.	14,100	101,585
Chubu Electric Power Co., Inc.	14,700	189,797
Chugai Pharmaceutical Co. Ltd.	12,400	468,452
Chugoku Electric Power Co., Inc.	6,400	45,685
Coca-Cola Bottlers Japan, Inc.	3,000	43,074
COMSYS Holdings Corp.	2,300	50,658
Concordia Financial Group Ltd.	22,800	103,926
Cosmo Energy Holdings Co. Ltd.	1,400	56,258
Cosmos Pharmaceutical Corp.	500	57,748
Credit Saison Co. Ltd.	3,100	56,963
CyberAgent, Inc.	7,800	48,857
Dai Nippon Printing Co. Ltd.	5,100	150,608
Dai-ichi Mutual Life Insurance Co.	19,200	407,288
Daicel Chemical Industries Ltd.	5,400	52,315
Daifuku Co. Ltd.	7,400	149,706
Daiichi Sankyo Kabushiki Kaisha	37,800	1,034,840
Daikin Industries Ltd.	5,700	924,654
Daito Trust Construction Co. Ltd.	1,300	150,745
Daiwa House Industry Co. Ltd.	13,000	392,995
Daiwa House REIT Investment Corp.	41	73,189
Daiwa Office Investment Corp.	6	28,298
Daiwa Securities Group, Inc.	28,300	189,955
Denka Co. Ltd.	1,700	30,040
DENSO Corp.	38,500	577,975
Dentsu Group, Inc.	4,500	115,215
Dic Corp.	1,700	33,349
Disco Corp.	1,743	432,412
Dowa Holdings Co. Ltd.	1,100	40,094
East Japan Railway Co.	7,300	420,208
Ebara Corp.	1,600	94,337
Eisai Co. Ltd.	5,800	288,789
Electric Power Development Co. Ltd.	3,396	55,119
ENEOS Holdings, Inc.	58,900	233,611
Exeo Group, Inc.	2,100	46,691
Ezaki Glico Co. Ltd.	1,100	32,571
Fancl Corp.	1,700	28,587
FANUC Corp.	18,300	537,089
Fast Retailing Co. Ltd.	3,900	964,388
Food & Life Companies Ltd.	2,200	45,201
Frontier Real Estate Investment Corp.	10	30,709
Fuji Electric Co. Ltd.	2,900	124,300
FUJIFILM Holdings Corp.	8,000	479,438
Fujitsu Ltd.	3,400	511,679
Fukuoka Financial Group, Inc.	3,700	87,029
GLP J-REIT	96	95,660
GMO Payment Gateway, Inc.	900	62,540
GOLDWIN, Inc.	800	57,504
Hakuhodo DY Holdings, Inc.	5,900	45,212
Hamamatsu Photonics K.K.	2,900	119,291
Hankyu Hanshin Holdings, Inc.	4,900	156,001
Harmonic Drive Systems, Inc.	1,100	32,454
Haseko Corp.	4,200	54,470
Hikari Tsushin, Inc.	500	82,908
Hirose Electric Co. Ltd.	600	67,936
Hisamitsu Pharmaceutical Co., Inc.	1,500	45,862
Hitachi Construction Machinery Co. Ltd.	2,000	52,648
Hitachi Ltd.	18,200	1,309,121
Honda Motor Co. Ltd.	97,000	1,000,576
Horiba Ltd.	800	62,582
Hoshizaki Corp.	2,200	80,526
House Foods Group, Inc.	1,500	33,138
Hoya Corp.	6,900	859,321
Hulic Co. Ltd.	11,700	122,518
Ibiden Co. Ltd.	2,700	149,649
Idemitsu Kosan Co. Ltd.	21,935	119,117
IHI Corp.	3,000	58,539
Iida Group Holdings Co. Ltd.	3,300	49,418
Industrial & Infrastructure Fund Investment Corp.	43	42,573
INPEX Corp. (b)	19,900	266,297
Internet Initiative Japan, Inc.	2,500	51,135
Invincible Investment Corp.	127	54,943
Isetan Mitsukoshi Holdings Ltd.	7,700	83,608
Isuzu Motors Ltd.	12,100	155,118
ITO EN Ltd.	1,300	39,479
Itochu Corp.	28,300	1,152,938
Iwatani Corp.	1,100	50,187
J. Front Retailing Co. Ltd.	5,100	46,315
Japan Airlines Co. Ltd.	2,700	53,042
Japan Airport Terminal Co. Ltd.	1,800	79,289
Japan Exchange Group, Inc.	10,200	215,276
Japan Hotel REIT Investment Corp.	86	42,207
Japan Logistics Fund, Inc.	18	36,511
Japan Post Bank Co. Ltd.	27,400	279,052
Japan Post Holdings Co. Ltd.	39,000	348,171
Japan Post Insurance Co. Ltd.	3,600	63,932
Japan Prime Realty Investment Corp.	19	47,163
Japan Real Estate Investment Corp.	28	115,972
Japan Retail Fund Investment Corp.	137	99,009
Japan Steel Works Ltd.	1,400	24,243
Japan Tobacco, Inc. (b)	21,300	550,077
JEOL Ltd.	1,000	43,901
JFE Holdings, Inc.	11,300	174,825
JGC Holdings Corp.	4,600	52,942
JSR Corp.	4,000	114,043
JTEKT Corp.	4,900	41,346
K's Holdings Corp.	3,300	30,917
Kadokawa Corp.	2,300	46,832
Kagome Co. Ltd.	1,600	35,620
Kajima Corp.	9,100	151,735
Kakaku.com, Inc.	2,400	29,719
Kamigumi Co. Ltd.	2,000	47,745
Kaneka Corp.	1,300	33,026
Kansai Electric Power Co., Inc.	16,000	212,353
Kansai Paint Co. Ltd.	4,700	80,300
Kao Corp.	9,000	369,951
Kawasaki Heavy Industries Ltd.	3,200	70,524
Kawasaki Kisen Kaisha Ltd.	4,900	209,703
KDDI Corp.	29,100	923,008
KDX Realty Investment Corp.	32	36,494
Keihan Electric Railway Co., Ltd.	2,100	54,898
Keikyu Corp.	5,300	48,433
Keio Corp.	2,500	78,575
Keisei Electric Railway Co.	3,300	155,729
Kewpie Corp.	2,300	40,527
Keyence Corp.	3,900	1,713,490
Kikkoman Corp.	3,800	232,206
Kinden Corp.	2,500	42,482
Kintetsu Group Holdings Co. Ltd.	3,700	117,350
Kirin Holdings Co. Ltd.	15,800	231,314
Kobayashi Pharmaceutical Co. Ltd.	1,100	52,972
Kobe Bussan Co. Ltd.	2,800	82,729
Kobe Steel Ltd.	7,700	99,249
Koei Tecmo Holdings Co. Ltd.	2,400	27,379
Koito Manufacturing Co. Ltd.	5,100	79,484
Kokuyo Co. Ltd.	2,100	34,166
Komatsu Ltd.	18,900	491,841
Konami Group Corp.	2,000	104,476
Konica Minolta, Inc. (a)	9,700	28,338
Kose Corp.	700	52,500
Kubota Corp. (b)	20,600	309,165
Kuraray Co. Ltd.	6,400	64,600
Kurita Water Industries Ltd.	2,100	82,213
Kyocera Corp.	26,800	390,210
Kyoto Financial Group, Inc.	6,000	93,468
Kyowa Hakko Kirin Co., Ltd.	5,000	83,895
Kyushu Electric Power Co., Inc. (a)	9,200	66,618
Kyushu Financial Group, Inc.	8,200	47,386
Kyushu Railway Co.	3,100	68,310
LaSalle Logiport REIT	38	40,965
Lasertec Corp.	1,500	393,790
Lawson, Inc.	1,000	51,652
Lion Corp.	5,800	53,825
LIXIL Group Corp.	5,500	68,672
LY Corp.	51,900	183,533
M3, Inc.	8,300	136,969
Mabuchi Motor Co. Ltd.	2,200	36,495
Makita Corp.	5,400	148,979
Marubeni Corp.	33,000	519,570
Marui Group Co. Ltd.	3,699	61,873
Maruichi Steel Tube Ltd.	1,500	39,032
MatsukiyoCocokara & Co.	7,200	127,506
Mazda Motor Corp.	11,600	123,993
McDonald's Holdings Co. (Japan) Ltd. (b)	1,700	73,667
Mebuki Financial Group, Inc.	21,200	64,487
Medipal Holdings Corp.	4,200	68,079
Meiji Holdings Co. Ltd.	5,400	128,270
Mercari, Inc. (a)	2,200	40,629
Minebea Mitsumi, Inc.	8,300	169,885
Misumi Group, Inc.	5,600	94,902
Mitsubishi Chemical Holdings Corp.	27,800	169,945
Mitsubishi Corp.	83,700	1,333,280
Mitsubishi Electric Corp.	41,700	589,808
Mitsubishi Estate Co. Ltd.	25,700	352,297
Mitsubishi Gas Chemical Co., Inc.	3,900	62,386
Mitsubishi Heavy Industries Ltd.	6,500	378,457
Mitsubishi Logistics Corp.	1,400	42,084
Mitsubishi Materials Corp.	2,600	45,034
Mitsubishi Motors Corp. of Japan	13,000	41,146
Mitsubishi UFJ Financial Group, Inc.	246,300	2,113,780
Mitsubishi UFJ Lease & Finance Co. Ltd.	18,700	125,569
Mitsui & Co. Ltd.	30,000	1,123,919
Mitsui Chemicals, Inc.	3,700	109,416
Mitsui Fudosan Co. Ltd.	18,200	444,985
Mitsui Fudosan Logistics Park, Inc.	11	35,691
Mitsui High-Tec, Inc.	500	26,099
Mitsui OSK Lines Ltd.	7,000	223,792
Miura Co. Ltd.	2,200	43,813
Mizuho Financial Group, Inc.	49,330	841,462
MonotaRO Co. Ltd.	4,900	53,318
Mori Hills REIT Investment Corp.	33	32,813
Morinaga & Co. Ltd.	1,600	29,033
MS&AD Insurance Group Holdings, Inc.	8,600	338,142
Murata Manufacturing Co. Ltd.	36,600	773,431
Nabtesco Corp.	2,300	46,938
Nagase & Co. Ltd.	2,400	38,468
Nagoya Railroad Co. Ltd.	3,800	60,989
Nankai Electric Railway Co. Ltd.	2,200	44,702
NEC Corp.	5,300	313,157
Net One Systems Co. Ltd.	1,600	27,274
Nexon Co. Ltd.	8,800	160,064
NGK Insulators Ltd.	5,100	60,822
NH Foods Ltd.	1,990	67,472
NHK Spring Co. Ltd.	4,200	35,655
Nichirei Corp.	2,600	64,096
Nidec Corp.	10,200	411,133
Nifco, Inc.	1,800	46,532
Nihon Kohden Corp.	1,700	53,809
Nihon M&A Center Holdings, Inc.	5,900	32,542
Nikon Corp.	6,500	64,157
Nintendo Co. Ltd.	22,700	1,181,169
Nippon Accommodations Fund, Inc.	10	42,837
Nippon Building Fund, Inc.	33	143,000
Nippon Express Holdings, Inc.	1,600	90,784
Nippon Kayaku Co. Ltd.	3,300	31,490
Nippon Paint Holdings Co. Ltd.	20,700	167,362
Nippon Sanso Holdings Corp.	4,100	109,799
Nippon Shinyaku Co. Ltd.	1,200	42,519
Nippon Shokubai Co. Ltd.	700	26,977
Nippon Steel & Sumitomo Metal Corp.	18,400	420,326
Nippon Telegraph & Telephone Corp.	580,200	708,473
Nippon Yusen KK	9,900	305,747
Nishi-Nippon Railroad Co. Ltd.	1,500	25,420
Nissan Chemical Corp.	2,700	105,134
Nissan Motor Co. Ltd.	45,900	179,466
Nisshin Seifun Group, Inc.	5,100	68,682
Nissin Food Holdings Co. Ltd.	4,800	167,523
Niterra Co. Ltd.	3,300	78,381
Nitori Holdings Co. Ltd.	1,700	228,270
Nitto Denko Corp.	2,900	216,413
NOF Corp.	1,600	79,501
Nomura Holdings, Inc.	57,100	257,154
Nomura Real Estate Holdings, Inc.	2,200	57,871
Nomura Real Estate Master Fund, Inc.	92	107,660
Nomura Research Institute Ltd.	9,000	261,766
NSK Ltd.	9,700	52,417
NTT Data Corp.	11,500	162,560
Obayashi Corp.	14,000	120,938
OBIC Co. Ltd.	1,300	223,996
Odakyu Electric Railway Co. Ltd.	7,200	109,640
Oji Holdings Corp.	20,000	76,878
Olympus Corp.	24,600	355,083
OMRON Corp.	4,000	186,132
Ono Pharmaceutical Co. Ltd.	9,500	169,000
Open House Group Co. Ltd.	1,400	41,533
Oracle Corp. Japan	700	53,965
Oriental Land Co. Ltd.	22,600	840,004
ORIX Corp.	22,800	428,211
ORIX JREIT, Inc.	53	62,585
Osaka Gas Co. Ltd.	8,100	169,083
Otsuka Corp.	2,300	94,822
Otsuka Holdings Co. Ltd.	10,800	403,888
Pan Pacific International Holdings Ltd.	10,400	248,125
Panasonic Holdings Corp.	47,600	468,745
Park24 Co. Ltd. (a)	2,500	32,030
Penta-Ocean Construction Co. Ltd.	5,500	30,890
PeptiDream, Inc. (a)	1,800	18,977
Persol Holdings Co. Ltd.	35,000	60,096
Pigeon Corp.	2,400	27,643
Rakuten Group, Inc. (b)	28,700	127,954
Recruit Holdings Co. Ltd.	32,900	1,375,586
Relo Group, Inc.	2,200	26,517
Renesas Electronics Corp. (a)	27,700	495,303
Rengo Co. Ltd.	4,800	32,000
Resona Holdings, Inc.	45,900	232,683
Resonac Holdings Corp.	3,700	73,529
Ricoh Co. Ltd.	11,800	90,371
Rinnai Corp.	2,300	53,308
ROHM Co. Ltd.	6,700	128,417
Rohto Pharmaceutical Co. Ltd.	4,200	84,685
Ryohin Keikaku Co. Ltd.	5,500	92,037
Sankyu, Inc.	1,100	40,419
Sanrio Co. Ltd.	1,300	54,204
Santen Pharmaceutical Co. Ltd.	7,200	71,745
Sanwa Holdings Corp.	4,500	68,250
Sapporo Holdings Ltd.	1,500	66,079
SBI Holdings, Inc. Japan	4,700	105,733
Screen Holdings Co. Ltd.	1,800	151,723
SCSK Corp.	3,000	59,489
Secom Co. Ltd.	4,100	294,955
Sega Sammy Holdings, Inc.	3,000	41,957
Seibu Holdings, Inc.	5,300	73,561
Seiko Epson Corp.	6,400	95,558
Seino Holdings Co. Ltd.	3,200	48,522
Sekisui Chemical Co. Ltd.	8,300	119,644
Sekisui House (REIT), Inc.	88	48,119
Sekisui House Ltd.	12,800	283,728
Seven & i Holdings Co. Ltd.	15,500	613,018
Seven Bank Ltd.	14,300	30,395
SG Holdings Co. Ltd.	9,400	134,933
Sharp Corp. (a)	5,300	37,723
SHIFT, Inc. (a)	200	50,809
Shimadzu Corp.	5,300	148,174
Shimamura Co. Ltd.	500	55,887
SHIMANO, Inc.	1,600	246,471
SHIMIZU Corp.	12,300	81,590
Shin-Etsu Chemical Co. Ltd.	39,300	1,643,650
Shinko Electric Industries Co. Ltd.	1,300	50,562
Shionogi & Co. Ltd.	5,400	259,891
Ship Healthcare Holdings, Inc.	1,700	29,027
Shiseido Co. Ltd.	7,800	235,111
Shizuoka Financial Group	11,000	93,016
SHO-BOND Holdings Co. Ltd.	1,000	44,447
Skylark Holdings Co. Ltd. (a)	4,500	65,904
SMC Corp.	1,180	631,225
SoftBank Corp.	54,900	684,149
SoftBank Group Corp.	20,300	896,011
Sohgo Security Services Co., Ltd.	8,300	47,751
Sojitz Corp.	4,280	96,424
Sompo Holdings, Inc.	6,800	332,713
Sony Group Corp.	24,500	2,318,506
Sotetsu Holdings, Inc.	1,900	36,895
Square Enix Holdings Co. Ltd.	1,700	61,043
Stanley Electric Co. Ltd.	2,900	54,565
Subaru Corp.	11,900	217,049
Sugi Holdings Co. Ltd.	700	32,180
Sumco Corp.	6,700	100,226
Sumitomo Chemical Co. Ltd.	32,300	78,513
Sumitomo Corp.	23,700	515,751
Sumitomo Electric Industries Ltd.	15,400	195,404
Sumitomo Forestry Co. Ltd.	3,800	113,272
Sumitomo Heavy Industries Ltd.	2,400	60,324
Sumitomo Metal Mining Co. Ltd.	5,300	157,399
Sumitomo Mitsui Financial Group, Inc.	26,000	1,265,156
Sumitomo Mitsui Trust Holdings, Inc.	14,200	271,957
Sumitomo Realty & Development Co. Ltd.	9,300	275,596
Sumitomo Rubber Industries Ltd.	3,600	39,115
Sundrug Co. Ltd.	1,300	41,784
Suntory Beverage & Food Ltd.	2,500	82,200
Suzuken Co. Ltd.	1,400	46,359
Suzuki Motor Corp.	9,500	404,857
Sysmex Corp.	3,100	172,765
T&D Holdings, Inc.	10,600	168,280
Taiheiyo Cement Corp.	2,300	47,299
Taisei Corp.	3,700	126,347
Taisho Pharmaceutical Holdings Co. Ltd.	1,100	67,443
Taiyo Yuden Co. Ltd.	2,500	65,870
Takara Holdings, Inc.	3,800	33,332
Takashimaya Co. Ltd.	3,100	42,183
Takeda Pharmaceutical Co. Ltd.	30,738	881,506
TDK Corp.	7,584	359,666
TechnoPro Holdings, Inc.	2,100	55,128
Teijin Ltd.	4,000	37,838
Terumo Corp.	14,470	473,184
The Hachijuni Bank Ltd.	9,800	54,609
THK Co. Ltd.	2,300	45,095
TIS, Inc.	4,200	92,549
Tobu Railway Co. Ltd.	4,100	110,000
Toho Co. Ltd.	2,400	81,025
Toho Gas Co. Ltd.	1,900	39,684
Tohoku Electric Power Co., Inc.	9,830	66,851
Tokai Carbon Co. Ltd.	4,000	29,011
Tokio Marine Holdings, Inc.	38,900	968,649
Tokyo Century Corp.	3,600	38,987
Tokyo Electric Power Co., Inc. (a)	15,600	81,637
Tokyo Electron Ltd.	9,100	1,617,433
Tokyo Gas Co. Ltd.	7,800	178,922
Tokyo Ohka Kogyo Co. Ltd.	2,400	52,970
Tokyo Tatemono Co. Ltd.	4,100	61,223
Tokyu Corp.	12,100	147,536
Tokyu Fudosan Holdings Corp.	11,900	75,832
Toppan Holdings, Inc.	6,400	178,238
Toray Industries, Inc.	31,800	164,725
Tosoh Corp.	6,400	81,587
Toto Ltd.	3,000	78,809
Toyo Seikan Group Holdings Ltd.	2,900	47,038
Toyo Suisan Kaisha Ltd.	2,000	103,262
Toyo Tire Corp.	2,400	40,170
Toyota Industries Corp.	3,700	301,773
Toyota Motor Corp.	240,700	4,410,519
Toyota Tsusho Corp.	4,600	269,938
Trend Micro, Inc.	2,700	144,099
Tsumura & Co.	1,300	24,493
Tsuruha Holdings, Inc.	700	64,167
Ube Corp.	1,800	29,186
Ulvac, Inc.	900	43,009
Unicharm Corp.	8,600	311,039
United Urban Investment Corp.	61	62,341
Ushio, Inc.	2,300	33,040
USS Co. Ltd.	4,300	86,488
Welcia Holdings Co. Ltd.	2,100	36,728
West Japan Railway Co.	4,700	195,841
Yakult Honsha Co. Ltd.	5,900	132,520
Yamada Holdings Co. Ltd.	11,400	35,445
Yamaguchi Financial Group, Inc.	4,500	40,324
Yamaha Corp.	3,300	76,014
Yamaha Motor Co. Ltd. (b)	20,400	181,527
Yamato Holdings Co. Ltd.	6,500	119,948
Yamazaki Baking Co. Ltd.	3,200	72,987
Yaskawa Electric Corp.	5,200	216,434
Yokogawa Electric Corp.	4,500	85,536
Yokohama Rubber Co. Ltd.	2,600	59,419
Zenkoku Hosho Co. Ltd.	1,000	37,695
Zensho Holdings Co. Ltd.	1,700	89,087
Zeon Corp.	3,600	33,460
ZOZO, Inc.	2,300	51,791
TOTAL JAPAN		86,361,504
Jordan - 0.0%
Hikma Pharmaceuticals PLC	3,346	76,300
Korea (South) - 3.6%
Advanced Nano Products Co. Ltd.	175	16,299
AfreecaTV Co. Ltd.	130	8,594
Alteogen, Inc. (a)	697	53,021
AMOREPACIFIC Corp.	531	59,462
AMOREPACIFIC Group, Inc.	698	15,767
BGF Retail Co. Ltd.	188	19,063
Bioneer Corp. (a)	423	10,878
BNK Financial Group, Inc.	5,457	30,091
Celltrion Pharm, Inc. (a)	382	27,200
Celltrion, Inc.	2,248	349,823
Cheil Worldwide, Inc.	1,346	19,782
Chunbo Co. Ltd.	96	8,170
CJ CheilJedang Corp.	155	38,784
CJ Corp.	288	20,996
CJ ENM Co. Ltd.	176	9,814
CJ Logistics Corp.	224	22,005
Cosmax, Inc.	164	16,009
Cosmo AM&T Co. Ltd. (a)	478	54,376
Cosmochemical Co. Ltd. (a)	580	17,469
Coupang, Inc. Class A (a)	22,197	359,369
Coway Co. Ltd.	1,057	46,693
CS Wind Corp.	520	28,191
Daeduck Electronics Co. Ltd.	632	13,203
Daejoo Electronic Materials Co. Ltd.	198	13,212
Daewoo Engineering & Construction Co. Ltd. (a)	3,995	12,788
DB HiTek Co. Ltd.	688	31,136
Db Insurance Co. Ltd.	967	62,507
Delivery Hero AG (a)(c)	3,873	106,596
DGB Financial Group Co. Ltd.	3,172	20,798
DL E&C Co. Ltd.	586	16,315
Dongjin Semichem Co. Ltd.	643	19,218
Dongkuk CM Co. Ltd.	326	1,788
Dongkuk Steel Mill Co. Ltd.	886	8,238
Dongkuk Steel Mill Co. Ltd.	174	1,180
Doosan Bobcat, Inc.	1,021	39,741
Doosan Co. Ltd.	234	16,969
Doosan Fuel Cell Co. Ltd. (a)	781	13,993
Doosan Heavy Industries & Construction Co. Ltd. (a)	8,738	107,297
Douzone Bizon Co. Ltd.	285	6,372
E-Mart, Inc.	349	20,646
Ecopro BM Co. Ltd.	892	198,397
Ecopro Co. Ltd.	377	188,375
EO Technics Co. Ltd.	166	19,602
F&F Co. Ltd.	338	23,284
Fila Holdings Corp.	745	22,266
Foosung Co. Ltd.	878	8,123
Green Cross Corp.	94	9,111
GS Engineering & Construction Corp.	1,247	14,465
GS Holdings Corp.	925	29,217
GS Retail Co. Ltd.	855	15,220
Hana Financial Group, Inc.	5,769	193,360
Hana Tour Service, Inc. (a)	206	8,289
HanAll BioPharma Co. Ltd. (a)	616	21,075
Hanjin Kal Corp.	696	39,131
Hankook Tire Co. Ltd.	1,421	49,823
Hanmi Pharm Co. Ltd.	128	34,845
Hanmi Science Co. Ltd.	727	22,009
Hanmi Semiconductor Co. Ltd.	1,042	49,651
Hanon Systems	2,966	16,698
Hansol Chemical Co. Ltd.	174	30,504
Hanwha Aerospace Co. Ltd.	649	62,401
Hanwha Corp.	964	19,170
Hanwha Life Insurance Co. Ltd. (a)	5,993	13,098
Hanwha Ocean Co. Ltd. (a)	1,428	27,681
Hanwha Solutions Corp. (a)	2,151	65,617
Hanwha Systems Co. Ltd.	1,163	15,592
HD Hyundai Co. Ltd.	804	39,304
HD Hyundai Heavy Industries Co. Ltd. (a)	366	36,463
Hd Hyundai Infracore Co. Ltd.	2,555	16,022
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	874	81,605
Hite Jinro Co. Ltd.	551	9,574
HL Mando Co. Ltd.	591	17,960
HLB, Inc.	2,294	89,821
HMM Co. Ltd.	7,054	106,666
Hotel Shilla Co.	603	30,456
HUGEL, Inc. (a)	100	11,538
HYBE Co. Ltd. (a)	350	63,115
Hyosung Advanced Materials Co.	47	14,501
Hyosung TNC Co. Ltd.	49	13,812
Hyundai Bioscience Co. Ltd. (a)	699	14,089
Hyundai Department Store Co. Ltd.	277	11,081
Hyundai Elevator Co. Ltd.	406	13,906
Hyundai Engineering & Construction Co. Ltd.	1,431	38,569
Hyundai Glovis Co. Ltd.	437	64,629
Hyundai Marine & Fire Insurance Co. Ltd.	1,112	26,622
Hyundai Mipo Dockyard Co. Ltd. (a)	449	29,440
Hyundai Mobis	1,232	225,495
Hyundai Motor Co. Ltd.	2,674	420,245
Hyundai Rotem Co. Ltd. (a)	1,361	27,959
Hyundai Steel Co.	1,665	46,934
Hyundai Wia Corp.	314	15,787
Industrial Bank of Korea	6,453	59,105
JB Financial Group Co. Ltd.	2,083	18,323
JYP Entertainment Corp.	527	41,228
Kakao Corp.	5,880	246,578
Kakao Games Corp. (a)	723	14,434
Kakao Pay Corp. (a)	456	17,362
KakaoBank Corp.	6,672	146,851
Kangwon Land, Inc.	2,250	27,802
KB Financial Group, Inc.	7,300	304,998
KCC Corp.	70	12,353
KEPCO E&C	254	12,182
KEPCO Plant Service & Engineering Co. Ltd.	457	12,017
Kia Corp.	4,927	380,504
Kiwoom Securities Co. Ltd.	252	19,364
Koh Young Technology, Inc.	997	12,743
Kolon Industries, Inc.	327	11,238
Korea Aerospace Industries Ltd.	1,346	51,975
Korea Electric Power Corp. (a)	5,064	73,915
Korea Gas Corp.	570	10,873
Korea Investment Holdings Co. Ltd.	799	37,825
Korea Petro Chemical Industries Co. Ltd.	72	8,507
Korea Zinc Co. Ltd.	267	102,688
Korean Air Lines Co. Ltd.	3,500	64,602
Korean Reinsurance Co.	1,870	10,326
KRAFTON, Inc. (a)	642	95,988
KT&G Corp.	2,018	135,431
Kum Yang Co. Ltd. (a)	642	54,142
Kumho Petro Chemical Co. Ltd.	333	34,178
L&F Co. Ltd.	490	77,198
Leeno Industrial, Inc.	187	29,244
LegoChem Biosciences, Inc. (a)	471	23,643
LG Chemical Ltd.	910	350,687
LG Corp.	2,185	144,951
LG Display Co. Ltd. (a)	4,247	41,786
LG Electronics, Inc.	2,098	164,942
LG Energy Solution (a)	773	255,207
LG H & H Co. Ltd.	183	50,171
LG Innotek Co. Ltd.	274	50,680
LG Uplus Corp.	4,328	34,193
Lotte Chemical Corp.	351	41,528
Lotte Confectionery Co. Ltd.	762	15,918
Lotte Energy Materials Corp.	407	13,217
Lotte Fine Chemical Co. Ltd.	246	11,019
Lotte Shopping Co. Ltd.	228	13,206
LS Corp.	334	24,040
LS Electric Co. Ltd.	296	16,733
LX International Corp.	518	11,761
Lx Semicon Co. Ltd.	203	13,608
Medytox, Inc.	100	18,612
Meritz Financial Holdings Co.	2,149	98,085
Mirae Asset Securities Co. Ltd.	4,551	26,817
Naturecell Co. Ltd. (a)	795	4,906
NAVER Corp.	2,932	507,212
NCSOFT Corp.	306	56,835
Netmarble Corp. (a)(c)	404	18,127
NH Investment & Securities Co. Ltd.	2,639	21,053
NongShim Co. Ltd.	65	20,431
Oci Co. Ltd.	120	10,315
Oci Holdings Co. Ltd.	253	20,750
Orion Corp./Republic of Korea	477	42,769
Pan Ocean Co., Ltd. (Korea)	4,481	12,925
Paradise Co. Ltd. (a)	790	8,127
Pearl Abyss Corp. (a)	557	16,669
People & Technology, Inc.	365	14,207
POSCO	1,445	557,417
POSCO Chemtech Co. Ltd.	601	166,627
Posco International Corp.	864	41,637
S-Oil Corp.	784	42,141
S.M. Entertainment Co. Ltd.	226	16,075
S1 Corp.	344	15,940
Sam Chun Dang Pharm Co. Ltd. (a)	272	16,238
Samsung Biologics Co. Ltd. (a)(c)	360	211,297
Samsung C&T Corp.	1,713	171,319
Samsung Card Co. Ltd.	539	13,466
Samsung Electro-Mechanics Co. Ltd.	1,074	127,069
Samsung Electronics Co. Ltd.	99,488	6,031,392
Samsung Engineering Co. Ltd. (a)	3,120	69,876
Samsung Fire & Marine Insurance Co. Ltd.	637	129,382
Samsung Heavy Industries Co. Ltd. (a)	13,722	82,129
Samsung Life Insurance Co. Ltd.	1,837	98,031
Samsung SDI Co. Ltd.	1,015	369,986
Samsung SDS Co. Ltd.	770	101,092
Samsung Securities Co. Ltd.	1,219	36,244
SD Biosensor, Inc.	755	6,670
Seegene, Inc.	632	11,177
Shinhan Financial Group Co. Ltd.	9,603	297,762
Shinsegae Co. Ltd.	130	17,590
SK Biopharmaceuticals Co. Ltd. (a)	533	41,327
SK Bioscience Co. Ltd. (a)	483	26,857
SK Chemicals Co. Ltd.	214	11,123
SK Hynix, Inc.	10,451	1,142,067
SK IE Technology Co. Ltd. (a)(c)	512	31,198
SK Innovation Co., Ltd.	1,095	118,645
SK Square Co. Ltd. (a)	1,935	78,604
SK, Inc.	715	98,289
SKC Co. Ltd.	349	24,419
SOLUM Co. Ltd. (a)	725	15,285
Solus Advanced Materials Co. Lt	260	5,321
Soulbrain Co. Ltd.	76	17,843
Ssangyong Cement Industrial Co. Ltd.	2,387	10,600
ST Pharm Co. Ltd.	204	10,682
Studio Dragon Corp. (a)	257	10,222
Taihan Electric Wire Co. Ltd.	1,442	11,225
WeMade Entertainment Co. Ltd.	380	17,872
WONIK IPS Co. Ltd.	632	16,570
Woori Financial Group, Inc.	12,747	127,976
Youngone Corp.	401	14,122
Yuhan Corp.	1,080	57,384
TOTAL KOREA (SOUTH)		19,223,742
Kuwait - 0.2%
Agility Public Warehousing Co. KSC (a)	29,688	49,182
Boubyan Bank KSC	24,836	48,500
Gulf Bank	46,818	42,818
Kuwait Finance House KSCP	174,831	413,108
Mabanee Co. SAKC	11,946	32,776
Mobile Telecommunication Co.	40,693	67,148
National Bank of Kuwait	153,971	448,007
National Industries Group Holding SAK	40,084	26,614
TOTAL KUWAIT		1,128,153
Luxembourg - 0.1%
Aperam SA	814	29,546
ArcelorMittal SA (Netherlands)	9,031	255,974
Eurofins Scientific SA	2,507	163,233
RTL Group SA	729	28,135
SES SA (France) (depositary receipt)	6,318	41,570
TOTAL LUXEMBOURG		518,458
Macau - 0.1%
Galaxy Entertainment Group Ltd.	39,000	218,512
Sands China Ltd. (a)	47,200	138,121
TOTAL MACAU		356,633
Malaysia - 0.4%
AMMB Holdings Bhd	42,200	36,827
Axiata Group Bhd	58,799	30,455
CelcomDigi Bhd	65,600	58,248
CIMB Group Holdings Bhd	145,171	184,821
Dialog Group Bhd	77,900	35,093
Gamuda Bhd	50,298	50,243
Genting Bhd	43,300	43,536
Genting Malaysia Bhd	57,200	33,486
Hong Leong Bank Bhd	14,600	60,052
IHH Healthcare Bhd	60,500	79,394
Inari Amertron Bhd	61,600	40,352
IOI Corp. Bhd	60,200	51,488
Kuala Lumpur Kepong Bhd	10,744	51,019
Malayan Banking Bhd	143,158	276,969
Malaysia Airports Holdings Bhd	21,205	33,965
Maxis Bhd	44,500	37,285
MISC Bhd	25,500	40,456
MR DIY Group M Sdn Bhd (c)	75,100	23,699
Nestle (Malaysia) Bhd	1,200	30,712
Petronas Chemicals Group Bhd	56,400	87,883
Petronas Dagangan Bhd	6,800	32,320
Petronas Gas Bhd	19,100	72,326
PPB Group Bhd	13,500	42,542
Press Metal Aluminium Holdings	75,700	79,242
Public Bank Bhd	294,600	275,045
QL Resources Bhd	22,700	28,208
RHB Bank Bhd	41,643	49,392
Sime Darby Bhd	61,400	31,402
Sime Darby Plantation Bhd	73,276	71,123
Telekom Malaysia Bhd	41,139	49,689
Tenaga Nasional Bhd	55,300	120,830
Top Glove Corp. Bhd (a)	97,400	19,077
V.S. Industry Bhd warrants 6/14/24 (a)	7,320	8
TOTAL MALAYSIA		2,157,187
Malta - 0.0%
Kindred Group PLC (depository receipt)	4,398	40,675
Mexico - 0.7%
Alfa SA de CV Series A	62,400	50,123
America Movil S.A.B. de CV Series L	404,300	374,753
Arca Continental S.A.B. de CV	9,300	101,544
Banco del Bajio SA (c)	14,600	48,836
Borr Drilling Ltd.	3,495	26,092
CEMEX S.A.B. de CV unit (a)	293,300	228,339
Coca-Cola FEMSA S.A.B. de CV unit	10,300	97,638
Fibra Uno Administracion SA de CV	54,800	98,654
Fomento Economico Mexicano S.A.B. de CV unit	35,600	463,318
Gruma S.A.B. de CV Series B	3,515	64,405
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	7,600	132,670
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	3,550	103,998
Grupo Aeroportuario Norte S.A.B. de CV	5,300	56,106
Grupo Bimbo S.A.B. de CV Series A	29,200	147,797
Grupo Carso SA de CV Series A1	10,500	117,231
Grupo Elektra SA de CV	1,080	74,614
Grupo Financiero Banorte S.A.B. de CV Series O	48,100	483,691
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	34,600	95,175
Grupo Mexico SA de CV Series B	60,500	335,545
Grupo Televisa SA de CV	48,700	32,522
Industrias Penoles SA de CV (a)	3,595	52,554
Kimberly-Clark de Mexico SA de CV Series A	27,500	61,815
Orbia Advance Corp. S.A.B. de CV	18,200	40,321
Promotora y Operadora de Infraestructura S.A.B. de CV	3,570	38,624
Ternium SA sponsored ADR	970	41,196
Wal-Mart de Mexico SA de CV Series V	94,800	399,555
TOTAL MEXICO		3,767,116
Netherlands - 3.4%
Adyen BV (a)(c)	602	777,147
Akzo Nobel NV	3,319	274,836
Argenx SE (a)	1,136	432,099
ASM International NV (Netherlands)	890	461,733
ASML Holding NV (Netherlands)	7,821	5,903,974
Euronext NV (c)	1,910	165,837
EXOR NV	2,014	201,214
Heineken Holding NV	1,962	165,912
Heineken NV (Bearer)	4,922	500,073
IMCD NV	1,107	192,538
ING Groep NV (Certificaten Van Aandelen)	70,276	1,053,757
Koninklijke Ahold Delhaize NV	18,944	545,046
Koninklijke KPN NV	65,066	224,161
Koninklijke Philips Electronics NV	18,020	421,708
NN Group NV	5,729	226,415
Randstad NV	2,397	150,091
Shell PLC (London)	130,012	4,255,824
Stellantis NV (Italy)	42,933	1,002,423
Universal Music Group NV	14,850	423,925
Wolters Kluwer NV	5,000	710,392
TOTAL NETHERLANDS		18,089,105
New Zealand - 0.2%
Auckland International Airport Ltd.	25,485	141,771
Chorus Ltd.	8,679	43,123
Contact Energy Ltd.	15,026	76,084
Fisher & Paykel Healthcare Corp.	11,381	169,790
Fletcher Building Ltd.	15,096	45,615
Infratil Ltd.	16,204	102,741
Mainfreight Ltd.	1,646	72,108
Mercury Nz Ltd.	12,716	53,054
Meridian Energy Ltd.	24,038	84,184
Spark New Zealand Ltd.	35,908	117,582
The a2 Milk Co. Ltd. (a)	14,172	41,211
Xero Ltd. (a)	2,730	208,918
TOTAL NEW ZEALAND		1,156,181
Norway - 0.5%
Aker ASA (A Shares)	468	30,678
Aker BP ASA	6,018	175,033
AutoStore Holdings Ltd. (a)(c)	16,259	31,974
DNB Bank ASA	17,392	369,776
Entra ASA (c)	1,329	15,095
Equinor ASA	19,247	609,975
Europris ASA (c)	3,075	23,229
Frontline PLC	2,802	55,958
Gjensidige Forsikring ASA	3,718	68,615
Kongsberg Gruppen ASA	1,686	77,232
Leroy Seafood Group ASA	5,192	21,381
Mowi ASA	8,653	155,006
Nordic VLSI ASA (a)	3,269	40,541
Norsk Hydro ASA	26,184	175,999
Orkla ASA	14,623	113,473
Salmar ASA	1,396	78,210
Schibsted ASA:
(A Shares)	1,576	45,388
(B Shares)	1,620	44,104
Sparebank 1 Sr Bank ASA (primary capital certificate)	3,609	45,788
Sparebanken Midt-Norge	2,496	34,836
Storebrand ASA (A Shares)	8,977	79,557
Telenor ASA	12,231	140,369
TGS ASA	2,362	30,734
Tomra Systems ASA	4,625	56,197
TOTAL NORWAY		2,519,148
Peru - 0.1%
Compania de Minas Buenaventura SAA sponsored ADR	4,542	69,220
Credicorp Ltd. (United States)	1,321	198,058
TOTAL PERU		267,278
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	44,360	35,713
ACEN Corp.	178,510	14,114
Ayala Corp.	4,870	59,866
Ayala Land, Inc.	117,800	73,256
Bank of the Philippine Islands (BPI)	37,539	70,337
BDO Unibank, Inc.	40,878	96,296
Globe Telecom, Inc.	588	18,256
International Container Terminal Services, Inc.	15,820	70,479
JG Summit Holdings, Inc.	58,161	40,053
Jollibee Food Corp.	8,970	40,706
Manila Electric Co.	5,780	41,630
Metropolitan Bank & Trust Co.	33,866	31,361
Monde Nissin Corp. (c)	132,500	20,043
PLDT, Inc.	1,615	37,286
SM Investments Corp.	9,490	149,379
SM Prime Holdings, Inc.	224,500	133,327
Universal Robina Corp.	17,220	36,741
TOTAL PHILIPPINES		968,843
Poland - 0.3%
Allegro.eu SA (a)(c)	8,154	69,060
Bank Polska Kasa Opieki SA	3,412	131,849
CD Projekt RED SA	1,324	38,696
Dino Polska SA (a)(c)	935	109,474
Grupa Kety SA	189	35,785
InPost SA (a)	4,095	56,576
KGHM Polska Miedz SA (Bearer)	2,596	80,953
Kruk SA	331	40,126
LPP SA	21	86,407
Orange Polska SA	13,074	27,047
Orlen SA	11,299	188,089
PGE Polska Grupa Energetyczna SA (a)	16,271	35,885
Powszechna Kasa Oszczednosci Bank SA	16,742	214,107
Powszechny Zaklad Ubezpieczen SA	11,072	133,013
Santander Bank Polska SA	655	81,535
TOTAL POLAND		1,328,602
Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	150,820	45,687
Energias de Portugal SA	57,722	290,255
Galp Energia SGPS SA Class B	8,693	128,019
Jeronimo Martins SGPS SA	5,375	136,713
NOS SGPS	3,196	11,290
REN - Redes Energeticas Nacionais SGPS SA	6,554	16,822
TOTAL PORTUGAL		628,786
Qatar - 0.2%
Barwa Real Estate Co.	41,006	32,447
Industries Qatar QSC	36,353	128,798
Masraf al Rayan	131,395	93,539
Mesaieed Petrochemical Holding Co.	79,509	38,652
Qatar Electricity & Water Co.	10,749	53,376
Qatar Fuel Co.	12,452	55,916
Qatar Gas Transport Co. Ltd. (Nakilat)	52,904	50,274
Qatar International Islamic Bank QSC	21,605	62,542
Qatar Islamic Bank	32,101	184,266
Qatar National Bank SAQ	86,018	379,178
The Commercial Bank of Qatar	61,277	100,137
TOTAL QATAR		1,179,125
Romania - 0.0%
NEPI Rockcastle PLC	9,158	62,703
Russia - 0.0%
Alrosa Co. Ltd. (a)(d)	37,350	6,478
Gazprom OAO (a)(d)	183,050	19,970
LUKOIL PJSC (a)(d)	5,452	1,759
Magnit OJSC (a)(d)	1,150	25
MMC Norilsk Nickel PJSC (a)(d)	917	6,358
Mobile TeleSystems OJSC sponsored ADR (a)(d)	6,301	6,276
Novatek PJSC (a)(d)	14,792	431
Polyus PJSC (a)(d)	494	1,211
Sberbank of Russia (a)(d)	163,450	1,048
Severstal PAO (a)(d)	2,873	67
Surgutneftegas OJSC (a)(d)	146,500	1,869
Tatneft PAO (a)(d)	23,930	3,103
VK Co. Ltd. GDR (Reg. S) (a)(d)	1,767	3,675
Yandex NV Series A (a)(d)	4,894	62,643
TOTAL RUSSIA		114,913
Saudi Arabia - 0.9%
Abdullah Al Othaim Markets Co.	8,432	29,456
ACWA Power Co.	2,553	174,966
Advanced Petrochemicals Co.	2,489	26,184
Al Rajhi Bank	38,060	882,992
Alinma Bank	19,024	196,581
Almarai Co. Ltd.	4,542	68,069
Arabian Internet and Communications Services Co. Ltd.	468	43,206
Bank Al-Jazira (a)	7,627	38,033
Bank Albilad	9,530	114,233
Banque Saudi Fransi	11,468	122,325
Dar Al Arkan Real Estate Development Co. (a)	10,510	39,013
Dr Sulaiman Al Habib Medical Services Group Co.	1,632	123,510
Elm Co.	512	111,275
Emaar The Economic City (a)	11,188	23,629
Etihad Etisalat Co.	7,366	97,035
Jarir Marketing Co.	11,207	46,741
Mobile Telecommunications Co. Saudi Arabia	8,518	32,073
Mouwasat Medical Services Co.	1,785	53,217
Nahdi Medical Co.	738	26,962
National Industrialization Co. (a)	5,938	19,477
Riyad Bank	26,810	204,113
Sabic Agriculture-Nutrients Co.	4,538	167,240
Sahara International Petrochemical Co.	7,024	63,778
Saudi Arabian Mining Co.	23,680	278,793
Saudi Awwal Bank	7,147	71,661
Saudi Basic Industries Corp.	17,498	388,689
Saudi Cement Co.	1,543	21,602
Saudi Electricity Co.	15,687	79,313
Saudi Industrial Investment Group	7,060	41,795
Saudi Investment Bank/The	9,652	40,924
Saudi Kayan Petrochemical Co. (a)	13,941	40,373
Saudi Research & Marketing Group (a)	749	34,114
Saudi Tadawul Group Holding Co.	927	45,386
Saudi Telecom Co.	34,944	376,929
The Co. for Cooperative Insurance	1,412	49,100
The Saudi National Bank	57,085	589,117
The Savola Group	4,975	49,551
Yanbu National Petrochemical Co.	5,398	54,700
TOTAL SAUDI ARABIA		4,866,155
Singapore - 1.0%
CapitaLand Ascendas REIT	68,606	157,512
Capitaland Ascott Trust unit	44,147	33,117
CapitaLand Investment Ltd.	46,520	111,387
CapitaMall Trust	98,395	153,585
City Developments Ltd.	10,200	51,396
ComfortDelgro Corp. Ltd.	43,000	45,615
DBS Group Holdings Ltd.	35,693	903,583
Frasers Logistics & Industrial Trust	54,900	47,839
Genting Singapore Ltd.	111,900	84,789
Grab Holdings Ltd. (a)	40,366	136,033
Jardine Cycle & Carriage Ltd.	1,700	38,335
Keppel (REIT)	5,220	3,678
Keppel Corp. Ltd.	26,800	143,570
Keppel DC (REIT)	26,600	39,303
Mapletree Industrial (REIT)	39,334	74,808
Mapletree Logistics Trust (REIT)	65,147	85,892
Mapletree Pan Asia Commercial Trust	45,646	54,301
NetLink NBN Trust	53,500	34,052
Oversea-Chinese Banking Corp. Ltd.	75,285	741,584
SATS Ltd. (a)	19,823	41,306
Sea Ltd. ADR (a)	6,675	270,338
Seatrium Ltd. (a)	817,996	73,138
Sembcorp Industries Ltd.	17,500	70,411
Singapore Airlines Ltd.	25,950	128,988
Singapore Exchange Ltd.	15,900	118,429
Singapore Technologies Engineering Ltd.	29,700	87,542
Singapore Telecommunications Ltd.	137,700	257,775
STMicroelectronics NV (Italy)	12,693	635,983
Suntec (REIT)	44,400	41,381
United Overseas Bank Ltd.	29,800	643,180
UOL Group Ltd.	9,200	43,778
Venture Corp. Ltd.	5,200	53,625
TOTAL SINGAPORE		5,406,253
South Africa - 0.9%
Absa Group Ltd.	16,546	147,667
Anglo American Platinum Ltd.	1,052	55,217
Anglo American PLC (United Kingdom)	25,972	649,994
Aspen Pharmacare Holdings Ltd.	7,074	78,912
Bid Corp. Ltd.	6,514	151,945
Bidvest Group Ltd./The	6,626	91,467
Capitec Bank Holdings Ltd.	1,759	196,261
Clicks Group Ltd.	4,701	83,286
Discovery Ltd.	9,757	76,254
Exxaro Resources Ltd.	4,668	52,407
FirstRand Ltd.	103,457	415,068
Foschini Group Ltd./The	6,312	38,564
Gold Fields Ltd.	17,343	263,170
Growthpoint Properties Ltd.	66,984	42,556
Harmony Gold Mining Co. Ltd.	10,418	67,857
Impala Platinum Holdings Ltd.	17,025	84,546
Life Healthcare Group Holdings Ltd.	28,135	28,113
Mr Price Group Ltd.	5,123	43,965
MTN Group Ltd.	32,606	205,671
MultiChoice Group Ltd. (a)	5,492	24,203
Naspers Ltd. Class N	3,637	622,545
Nedbank Group Ltd.	9,544	112,663
Northam Platinum Holdings Ltd.	6,835	51,790
Old Mutual Ltd.	82,674	58,835
OUTsurance Group Ltd.	13,871	31,814
Remgro Ltd.	10,358	91,605
Sanlam Ltd.	33,848	135,014
Sappi Ltd.	11,406	27,614
Sasol Ltd.	11,225	113,122
Shoprite Holdings Ltd.	9,207	138,124
Sibanye-Stillwater Ltd.	55,761	74,760
Spar Group Ltd./The	3,555	22,798
Standard Bank Group Ltd.	26,100	297,561
Thungela Resources Ltd.	2,593	21,805
Tiger Brands Ltd.	3,136	34,447
Vodacom Group Ltd.	13,487	77,763
Woolworths Holdings Ltd.	17,218	67,647
TOTAL SOUTH AFRICA		4,777,030
Spain - 1.6%
Abertis Infraestructuras SA (d)	363	0
Acciona SA	477	70,194
ACS Actividades de Construccion y Servicios SA	3,889	172,417
Aena SME SA (c)	1,426	258,332
Amadeus IT Holding SA Class A	8,749	626,641
Banco Bilbao Vizcaya Argentaria SA	115,751	1,054,985
Banco de Sabadell SA	109,118	134,073
Banco Santander SA (Spain)	314,095	1,313,760
Bankinter SA	12,671	81,075
CaixaBank SA	78,645	323,887
Cellnex Telecom SA (c)	11,381	448,104
EDP Renovaveis SA	5,700	116,569
Enagas SA	4,645	78,277
Endesa SA	6,177	125,881
Grifols SA (a)	5,598	95,511
Grifols SA ADR (a)	289	3,341
Iberdrola SA	112,150	1,471,047
Industria de Diseno Textil SA	21,764	949,652
Merlin Properties Socimi SA	6,484	72,010
Naturgy Energy Group SA	3,562	106,171
Redeia Corp. SA	7,915	130,280
Repsol SA	24,823	368,575
Telefonica SA	111,644	436,514
TOTAL SPAIN		8,437,296
Sweden - 2.3%
AAK AB	3,567	79,502
AddTech AB (B Shares)	5,081	111,534
AFRY AB (B Shares)	1,733	24,003
Alfa Laval AB	5,613	224,497
ASSA ABLOY AB (B Shares)	19,253	554,856
Atlas Copco AB:
(A Shares)	50,029	862,055
(B Shares)	30,472	451,368
Avanza Bank Holding AB	2,294	53,108
Axfood AB	2,075	56,164
Beijer Ref AB (B Shares)	7,621	101,930
Billerud AB	4,133	41,961
Boliden AB	5,314	165,699
Bravida Holding AB (c)	3,846	30,906
Castellum AB	8,240	117,072
Dometic Group AB (c)	6,278	56,095
Electrolux AB (B Shares) (a)	4,484	48,059
Elekta AB (B Shares)	6,978	56,953
Embracer Group AB (a)	16,864	45,738
Epiroc AB:
(A Shares)	12,277	247,122
(B Shares)	7,423	129,825
EQT AB	6,670	188,473
Ericsson (B Shares)	59,850	376,647
Essity AB (B Shares)	11,709	290,228
Evolution AB (c)	3,725	443,999
Fabege AB	4,615	49,508
Fastighets AB Balder (a)	12,776	90,594
Fortnox AB	9,244	55,247
Getinge AB (B Shares)	4,304	95,715
H&M Hennes & Mauritz AB (B Shares) (b)	11,978	209,751
Hexagon AB (B Shares)	40,798	490,037
HEXPOL AB (B Shares)	5,167	62,500
Holmen AB (B Shares)	1,779	75,086
Hufvudstaden AB (A Shares)	2,311	32,559
Husqvarna AB (B Shares)	6,634	54,579
Industrivarden AB:
(A Shares)	2,755	89,839
(C Shares)	3,184	103,639
Indutrade AB	5,172	134,248
Investment AB Latour (B Shares)	2,695	70,087
Investor AB (B Shares)	35,367	818,774
Kinnevik AB (B Shares) (a)	4,774	51,167
L E Lundbergforetagen AB	1,399	76,039
Lagercrantz Group AB (B Shares)	3,683	49,333
Lifco AB	4,153	101,786
Loomis AB (B Shares)	1,379	36,587
Nibe Industrier AB (B Shares)	29,759	208,896
Nordnet AB	3,148	53,372
Saab AB (B Shares)	1,606	96,748
Sagax AB	4,039	111,086
Sandvik AB	20,946	455,059
Securitas AB (B Shares)	9,893	96,693
Sinch AB (a)(c)	14,006	52,088
Skandinaviska Enskilda Banken AB (A Shares)	32,487	447,073
Skanska AB (B Shares)	6,932	125,327
SKF AB (B Shares)	7,271	145,117
SSAB AB (B Shares)	12,081	92,326
Svenska Cellulosa AB SCA (B Shares)	11,630	174,230
Svenska Handelsbanken AB (A Shares)	30,623	332,794
Sweco AB (B Shares)	4,005	53,646
Swedbank AB (A Shares)	17,812	359,029
Swedish Orphan Biovitrum AB (a)	4,481	118,622
Tele2 AB (B Shares)	10,813	92,777
Telia Co. AB	45,061	114,970
Thule Group AB (c)	2,041	55,547
Trelleborg AB (B Shares)	4,402	147,344
Viaplay Group AB (B Shares) (a)	1,250	641
Vitrolife AB	1,508	29,110
Volvo AB:
(A Shares)	3,913	103,586
(B Shares)	30,633	794,826
Volvo Car AB (a)	10,546	34,045
Wallenstam AB (B Shares)	8,190	44,417
Wihlborgs Fastigheter AB	5,296	49,489
TOTAL SWEDEN		11,893,727
Switzerland - 3.6%
ABB Ltd. (Reg.)	31,393	1,393,792
Adecco SA (Reg.)	3,269	160,409
Alcon, Inc. (Switzerland)	9,694	756,571
Baloise Holdings AG	891	139,628
Compagnie Financiere Richemont SA Series A	10,135	1,399,888
DSM-Firmenich AG	4,023	408,590
Geberit AG (Reg.)	648	415,281
Givaudan SA	154	637,936
Julius Baer Group Ltd.	3,998	224,280
Kuehne & Nagel International AG	1,079	371,790
Lindt & Spruengli AG	2	242,554
Lindt & Spruengli AG (participation certificate)	20	239,938
Logitech International SA (Reg.)	3,088	292,847
Lonza Group AG	1,445	609,192
Novartis AG	40,229	4,063,551
Partners Group Holding AG	425	612,954
Sandoz Group AG	8,043	258,776
Schindler Holding AG (participation certificate)	789	197,285
SGS SA (Reg.)	2,957	255,039
Sika AG	2,991	975,294
Sonova Holding AG	949	309,620
Straumann Holding AG	2,258	364,899
Swatch Group AG (Bearer)	562	152,753
Swiss Life Holding AG	573	397,874
Swisscom AG	493	296,603
UBS Group AG	59,128	1,834,898
VAT Group AG (c)	523	262,106
Zurich Insurance Group Ltd.	2,842	1,485,875
TOTAL SWITZERLAND		18,760,223
Taiwan - 4.7%
Accton Technology Corp.	10,000	170,386
Acer, Inc.	58,000	101,658
Advantech Co. Ltd.	9,028	109,412
Alchip Technologies Ltd.	1,000	106,695
AP Memory Technology Corp.	3,000	45,838
ASE Technology Holding Co. Ltd.	66,000	289,185
Asia Cement Corp.	49,000	66,169
Asia Vital Components Co. Ltd.	6,000	65,776
ASMedia Technology, Inc.	1,000	59,130
ASPEED Tech, Inc.	1,000	101,645
ASUSTeK Computer, Inc.	14,000	223,261
AUO Corp.	136,600	80,772
BizLink Holding, Inc.	3,070	26,704
Catcher Technology Co. Ltd.	13,000	82,163
Cathay Financial Holding Co. Ltd.	186,897	278,565
Chailease Holding Co. Ltd.	30,935	194,509
Chang Hwa Commercial Bank	135,388	78,952
Cheng Shin Rubber Industry Co. Ltd.	40,000	58,511
Chicony Electronics Co. Ltd.	13,010	74,173
China Airlines Ltd.	54,000	38,088
China Development Financial Ho (a)	325,000	132,880
China Petrochemical Development Corp. (a)	65,479	20,842
China Steel Corp.	243,000	213,748
Chipbond Technology Corp.	11,000	25,910
Chroma ATE, Inc.	8,000	55,514
Chung Hsin Electric & Machinery Manufacturing Corp.	8,000	30,363
Chung Hung Steel Co. Ltd.	18,000	15,276
Chunghwa Telecom Co. Ltd.	73,000	285,568
Compal Electronics, Inc.	81,000	105,159
Compeq Manufacturing Co. Ltd.	20,000	46,066
CTBC Financial Holding Co. Ltd.	378,000	349,122
Delta Electronics, Inc.	37,000	377,895
E Ink Holdings, Inc.	17,000	109,106
E.SUN Financial Holdings Co. Ltd.	300,825	252,852
ECLAT Textile Co. Ltd.	4,000	73,237
Elan Microelectronics Corp.	6,000	31,764
Elite Material Co. Ltd.	6,000	74,670
Elite Semiconductor Memory Technology, Inc.	5,000	15,964
eMemory Technology, Inc.	1,000	79,818
ENNOSTAR, Inc. (a)	11,500	17,346
EVA Airways Corp.	50,562	51,806
Evergreen Marine Corp. (Taiwan)	19,670	91,958
Far Eastern International Bank	73,833	30,428
Far Eastern New Century Corp.	74,000	75,217
Far EasTone Telecommunications Co. Ltd.	31,000	80,593
Faraday Technology Corp.	4,000	46,522
Feng Tay Enterprise Co. Ltd.	12,020	68,529
First Financial Holding Co. Ltd.	212,027	189,267
Fitipower Integrated Technology, Inc.	1,950	16,359
FLEXium Interconnect, Inc.	6,000	17,260
Formosa Chemicals & Fibre Corp.	78,000	158,312
Formosa Petrochemical Corp.	33,000	86,760
Formosa Plastics Corp.	92,000	237,381
Foxconn Technology Co. Ltd.	20,000	34,598
Fubon Financial Holding Co. Ltd.	163,987	346,192
Genius Electronic Optical Co. Ltd.	2,000	27,399
Giant Manufacturing Co. Ltd.	6,181	37,052
Gigabyte Technology Co. Ltd.	10,000	86,659
Global Unichip Corp.	2,000	113,374
GlobalWafers Co. Ltd.	4,000	76,495
Great Wall Enterprise Co. Ltd.	15,945	30,389
HannStar Display Corp. (a)	43,000	16,600
Highwealth Construction Corp.	30,088	39,307
Himax Technologies, Inc. sponsored ADR	2,359	14,319
HIWIN Technologies Corp.	5,479	41,947
Hon Hai Precision Industry Co. Ltd. (Foxconn)	233,600	795,283
Hotai Motor Co. Ltd.	7,120	164,459
HTC Corp. (a)	15,000	25,069
Hua Nan Financial Holdings Co. Ltd.	195,013	141,995
IBF Financial Holdings Co. Ltd. (a)	54,037	21,566
Innolux Corp.	172,558	80,390
International Games Systems Co. Ltd.	2,000	47,174
Inventec Corp.	61,000	104,929
King Yuan Electronics Co. Ltd.	21,000	58,084
King's Town Bank Co. Ltd.	17,000	22,126
Kinsus Interconnect Technology Corp.	5,000	16,240
Largan Precision Co. Ltd.	2,000	187,001
Lien Hwa Industrial Corp.	21,044	45,728
Lite-On Technology Corp.	43,000	163,903
Lotes Co. Ltd.	2,045	71,287
Macronix International Co. Ltd.	35,060	35,808
Makalot Industrial Co. Ltd.	4,203	48,541
MediaTek, Inc.	31,000	1,025,086
Mega Financial Holding Co. Ltd.	214,641	274,114
Mega Financial Holding Co. Ltd. rights 1/19/24 (a)	4,470	903
Merida Industry Co. Ltd.	4,000	23,782
Micro-Star International Co. Ltd.	14,000	93,044
momo.com, Inc.	1,716	28,456
Nan Ya Plastics Corp.	109,000	236,146
Nan Ya Printed Circuit Board Corp.	4,000	32,774
Nanya Technology Corp.	22,000	55,905
Nien Made Enterprise Co. Ltd.	4,000	46,001
Novatek Microelectronics Corp.	11,000	185,274
Oneness Biotech Co. Ltd.	5,551	35,174
Pegatron Corp.	40,000	113,764
PharmaEssentia Corp. (a)	6,000	67,633
Phison Electronics Corp.	3,000	50,823
Polaris Group (a)	6,341	15,618
Pou Chen Corp.	49,000	49,327
Powerchip Semiconductor Manufacturing Corp.	57,999	55,647
Powertech Technology, Inc.	13,000	59,717
Poya International Co. Ltd.	1,050	18,883
President Chain Store Corp.	11,000	96,579
Primax Electronics Ltd.	9,000	19,850
Qisda Corp.	32,000	50,041
Quanta Computer, Inc.	54,000	394,950
Radiant Opto-Electronics Corp.	9,000	38,997
Realtek Semiconductor Corp.	9,000	138,247
Ruentex Development Co. Ltd.	34,371	42,271
Ruentex Industries Ltd.	14,561	30,502
Shin Kong Financial Holding Co. Ltd. (a)	300,543	86,653
Silicon Motion Tech Corp. sponsored ADR	651	39,887
Simplo Technology Co. Ltd.	4,000	54,732
SINBON Electronics Co. Ltd.	4,000	38,964
Sino-American Silicon Products, Inc.	10,000	63,854
Sinopac Financial Holdings Co.	238,073	152,795
Synnex Technology International Corp.	24,000	54,888
Ta Chen Stainless Pipe Co. Ltd.	38,315	49,431
Taichung Commercial Bank Co. Ltd.	68,646	35,559
Taishin Financial Holdings Co. Ltd.	241,984	142,691
Taiwan Business Bank	116,216	51,870
Taiwan Cement Corp.	126,162	143,240
Taiwan Cooperative Financial Holding Co. Ltd.	204,650	178,015
Taiwan Fertilizer Co. Ltd.	14,000	30,832
Taiwan High Speed Rail Corp.	42,000	42,007
Taiwan Mobile Co. Ltd.	33,000	106,004
Taiwan Semiconductor Manufacturing Co. Ltd.	473,000	9,066,780
Tatung Co. Ltd. (a)	34,000	46,522
TECO Electric & Machinery Co. Ltd.	31,000	47,265
The Shanghai Commercial & Savings Bank Ltd.	93,131	141,995
Tong Hsing Electronics Industries Ltd.	3,640	18,677
Tripod Technology Corp.	9,000	57,175
Tung Ho Steel Enterprise Corp.	9,370	21,582
Uni-President Enterprises Corp.	92,000	223,294
Unimicron Technology Corp.	25,000	143,346
United Integrated Services Co.	3,000	25,851
United Microelectronics Corp.	224,000	381,601
United Renewable Energy Co. Ltd.	29,248	14,007
Vanguard International Semiconductor Corp.	17,000	45,138
Voltronic Power Technology Corp.	1,000	55,709
Walsin Lihwa Corp.	57,308	72,160
Walsin Technology Corp.	7,000	28,050
Wan Hai Lines Ltd.	27,000	48,379
Win Semiconductors Corp.	8,000	41,440
Winbond Electronics Corp.	54,090	53,658
Wisdom Marine Lines Co. Ltd.	8,000	13,553
Wistron Corp.	56,058	180,072
Wiwynn Corp.	2,000	118,912
WPG Holding Co. Ltd.	31,920	84,857
Yageo Corp.	6,571	127,802
Yang Ming Marine Transport Corp.	34,000	56,824
YFY, Inc.	26,000	27,614
Yuanta Financial Holding Co. Ltd.	243,870	219,280
Yulon Finance Corp.	6,233	37,770
Yulon Motor Co. Ltd.	12,560	30,607
Zhen Ding Technology Holding Ltd.	12,000	42,613
TOTAL TAIWAN		24,632,461
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	3,700	23,494
Advanced Information Service PCL NVDR	17,200	109,214
Airports of Thailand PCL:
(For. Reg.)	15,700	27,449
NVDR	68,300	119,413
Asset World Corp. PCL NVDR	172,900	18,011
B. Grimm Power PCL:
(For. Reg.)	2,800	2,233
NVDR	18,300	14,592
Bangkok Bank PCL NVDR	11,000	50,373
Bangkok Chain Hospital PCL NVDR	24,400	15,993
Bangkok Commercial Asset Management PCL:
(For. Reg.)	3,000	715
NVDR	20,600	4,913
Bangkok Dusit Medical Services PCL NVDR	76,500	62,118
Bangkok Expressway and Metro PCL:
(For. Reg.)	53,200	12,376
NVDR	86,600	20,145
Banpu PCL NVDR	64,600	12,854
Berli Jucker PCL:
(For. Reg.)	2,100	1,536
NVDR	16,700	12,217
BTS Group Holdings PCL NVDR	127,100	26,963
Bumrungrad Hospital PCL:
(For. Reg.)	500	3,248
NVDR	7,200	46,771
Carabao Group PCL:
(For. Reg.)	1,900	4,587
NVDR	6,400	15,450
Central Pattana PCL NVDR	25,700	52,641
Central Plaza Hotel PCL NVDR (a)	10,600	13,570
Central Retail Corp. PCL:
(For. Reg.)	8,741	10,487
NVDR	47,700	57,226
Charoen Pokphand Foods PCL NVDR	65,200	37,393
Chularat Hospital PCL NVDR unit	114,000	10,474
Com7 PCL NVDR	14,700	10,237
CP ALL PCL:
(For. Reg.)	11,600	19,008
NVDR	74,800	122,569
Delta Electronics PCL NVDR	87,100	224,281
Electricity Generating PCL:
(For. Reg.)	400	1,498
NVDR	4,100	15,356
Energy Absolute PCL:
(For. Reg.)	7,600	9,841
NVDR	28,500	36,902
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	1,646	2,336
NVDR	12,200	17,314
Gulf Energy Development PCL:
(For. Reg.)	22,200	28,907
NVDR	87,400	113,805
Gunkul Engineering PCL NVDR	69,900	5,727
Hana Microelectronics PCL NVDR	11,400	17,763
Home Product Center PCL:
(For. Reg.)	9,000	3,081
NVDR	68,000	23,280
Indorama Ventures PCL NVDR	36,600	29,184
Intouch Holdings PCL NVDR	16,700	34,939
IRPC PCL:
(For. Reg.)	44,000	2,601
NVDR	151,400	8,949
Jaymart Group Holdings PCL NVDR	14,600	7,391
JMT Network Services PCL:
NVDR	13,376	9,981
warrants (a)	432	15
Kasikornbank PCL NVDR	22,800	90,066
KCE Electronics PCL NVDR	11,100	17,864
Kiatnakin Bank PCL:
warrants 3/17/24 (a)	158	2
warrants 3/17/24 (a)	342	4
warrants 3/17/26 (a)	158	8
warrants 3/17/26 (a)	342	17
(For. Reg.)	1,900	2,794
NVDR	5,600	8,234
Krung Thai Bank PCL:
(For. Reg.)	9,800	5,276
NVDR	57,500	30,958
Krungthai Card PCL:
(For. Reg.)	3,600	4,582
NVDR	17,300	22,020
Land & House PCL NVDR	68,000	16,217
Minor International PCL:
(For. Reg.)	4,710	4,066
NVDR	48,338	41,726
Muangthai Leasing PCL NVDR	13,000	17,118
Ngern Tid Lor PCL NVDR	26,451	17,415
Osotspa PCL:
(For. Reg.)	2,100	1,352
NVDR	24,200	15,579
PTT Exploration and Production PCL:
(For. Reg.)	10,300	45,058
NVDR	17,600	76,992
PTT Global Chemical PCL NVDR	33,500	37,740
PTT Oil & Retail Business PCL NVDR	57,100	31,913
PTT PCL:
(For. Reg.)	22,700	23,746
NVDR	145,000	151,683
Ratch Group PCL NVDR unit	11,200	10,323
SCB X PCL:
(For. Reg.)	4,350	13,492
NVDR	12,300	38,151
SCG Packaging PCL NVDR	24,100	25,387
Siam Cement PCL:
(For. Reg.)	1,200	10,745
NVDR	4,900	43,874
Siam Global House PCL NVDR	43,440	21,863
Sri Trang Agro-Industry PCL NVDR	12,100	5,700
Sri Trang Gloves Thailand PCL NVDR	20,200	3,960
Srisawad Corp. PCL NVDR	12,300	14,576
Thai Beverage PCL	164,300	65,359
Thai Life Insurance PCL	39,000	10,442
Thai Life Insurance PCL NVDR	14,900	3,989
Thai Oil PCL:
(For. Reg.)	3,254	5,118
NVDR	13,222	20,795
Thai Union Frozen Products PCL:
(For. Reg.)	2,200	966
NVDR	39,200	17,206
Thanachart Capital PCL NVDR	9,000	13,036
Thonburi Healthcare Group PCL NVDR	6,700	10,636
TISCO Financial Group PCL:
(For. Reg.)	2,000	5,838
NVDR	5,200	15,178
TMBThanachart Bank PCL:
(For. Reg.)	271,572	13,271
NVDR	660,256	32,264
True Corp. PCL	57,977	8,567
True Corp. PCL NVDR	267,503	39,529
VGI PCL:
warrants 5/23/27 (a)	9,690	23
(For. Reg.)	10,090	570
NVDR	45,900	2,592
warrants (For. Reg.) (a)	9,600	22
WHA Corp. PCL NVDR	136,100	21,107
TOTAL THAILAND		2,668,430
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	2,440	16,634
Akbank TAS	58,477	72,469
Aksa Akrilik Kimya Sanayii	2,030	7,095
Aksa Enerji Uretim A/S	4,147	4,185
Alarko Holding AS	2,905	8,931
Anadolu Efes Biracilik Ve Malt Sanayii A/S	3,801	17,735
Arcelik A/S	3,951	17,229
Aselsan A/S	23,640	36,083
Bera Holding A/S	10,214	3,979
Bim Birlesik Magazalar A/S JSC	8,770	89,504
Coca-Cola Icecek Sanayi A/S	1,455	25,946
Dogan Sirketler Grubu Holding A/S	22,565	8,469
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	29,615	6,914
Enerjisa Enerji A/S (c)	5,058	7,816
Enka Insaat ve Sanayi A/S	36,128	41,683
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	35,844	49,870
Ford Otomotiv Sanayi A/S	1,397	35,057
Haci Omer Sabanci Holding A/S	26,477	54,313
Hektas Ticaret A/S (a)	18,880	12,878
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D	14,750	11,893
Koc Holding A/S	24,818	119,421
Kontrolmatik Enerji Ve Muhendislik A/S	1,587	11,686
Koza Altin Isletmeleri A/S	17,847	11,828
Koza Anadolu Metal Madencilik Isletmeleri A/S (a)	4,018	5,784
Migros Turk Ticaret A/S	1,766	20,076
Nuh Cimento Sanayi A/S	1,167	12,237
Otokar Otomotiv ve Savunma Sanayi A.S.	775	11,190
Oyak Cimento Fabrikalari A/S (a)	6,090	11,459
Pegasus Hava Tasimaciligi A/S (a)	820	18,073
Petkim Petrokimya Holding A/S (a)	24,667	15,243
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	6,556	6,292
Sasa Polyester Sanayi A/S	19,742	24,412
Sok Marketler Ticaret A/S	5,432	9,945
TAV Havalimanlari Holding A/S (a)	3,432	12,520
Tekfen Holding A/S	2,916	3,653
Tofas Turk Otomobil Fabrikasi A/S	2,295	16,355
Turk Hava Yollari AO (a)	13,787	106,951
Turk Traktor ve Ziraat Makinalari A/S	486	11,742
Turkcell Iletisim Hizmet A/S	23,020	43,823
Turkiye Is Bankasi A/S Series C	66,705	52,877
Turkiye Petrol Rafinerileri A/S	16,205	78,636
Turkiye Sise ve Cam Fabrikalari A/S	25,410	39,509
Yapi ve Kredi Bankasi A/S	52,611	34,885
TOTAL TURKEY		1,207,280
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	56,945	142,333
Abu Dhabi Islamic Bank	28,444	78,375
Abu Dhabi National Oil Co. for Distribution PJSC	55,950	56,365
ADNOC Drilling Co. PJSC	33,633	34,615
Aldar Properties PJSC	73,273	106,735
Dubai Electricity & Water Authority PJSC	174,929	117,167
Dubai Islamic Bank Pakistan Ltd.	56,632	88,200
Emaar Properties PJSC	120,082	258,948
Emirates NBD Bank PJSC	47,785	225,085
Emirates Telecommunications Corp.	67,517	361,047
First Abu Dhabi Bank PJSC	85,853	326,324
Multiply Group (a)	72,684	62,932
TOTAL UNITED ARAB EMIRATES		1,858,126
United Kingdom - 7.1%
3i Group PLC	18,865	580,656
Abrdn PLC	37,712	85,876
Admiral Group PLC	5,059	173,077
AngloGold Ashanti PLC	8,148	156,455
Ashtead Group PLC	8,763	610,092
Associated British Foods PLC	6,573	198,314
AstraZeneca PLC (United Kingdom)	30,084	4,058,028
Auto Trader Group PLC (c)	17,832	163,816
Aviva PLC	53,246	294,633
B&M European Value Retail SA	18,098	129,230
BAE Systems PLC	59,328	839,740
Barclays PLC	285,154	558,351
Barratt Developments PLC	18,938	135,808
Beazley PLC	13,081	87,037
Bellway PLC	2,283	74,729
Berkeley Group Holdings PLC	2,241	133,912
BP PLC	335,627	1,989,621
British American Tobacco PLC (United Kingdom)	43,416	1,270,317
British Land Co. PLC	17,957	91,464
BT Group PLC	110,273	173,732
Bunzl PLC	6,564	266,901
Burberry Group PLC	7,367	132,967
Centrica PLC	108,797	195,051
CK Hutchison Holdings Ltd.	52,000	279,375
Coca-Cola European Partners PLC	4,005	267,294
Compass Group PLC	34,659	948,386
ConvaTec Group PLC (c)	31,622	98,430
Croda International PLC	2,768	178,176
DCC PLC (United Kingdom)	1,958	144,205
Dechra Pharmaceuticals PLC	2,210	108,679
Derwent London PLC	2,183	65,668
Diageo PLC	43,459	1,577,352
Diploma PLC	2,602	118,802
Dowlais Group PLC	27,417	37,341
DS Smith PLC	26,842	105,140
Entain PLC	12,400	157,140
Games Workshop Group PLC	643	80,895
Halma PLC	7,354	214,097
Hargreaves Lansdown PLC	6,747	63,124
Hiscox Ltd.	6,913	92,875
Howden Joinery Group PLC	10,785	111,846
HSBC Holdings PLC (United Kingdom)	388,621	3,143,931
IG Group Holdings PLC	7,693	75,064
IMI PLC	5,087	109,193
Imperial Brands PLC	17,778	409,388
Inchcape PLC	7,876	71,830
Informa PLC	27,124	270,089
InterContinental Hotel Group PLC	3,404	306,959
Intermediate Capital Group PLC	5,701	122,118
International Consolidated Airlines Group SA CDI (a)	46,898	92,657
Intertek Group PLC	3,139	169,888
ITV PLC	71,311	57,519
J Sainsbury PLC	34,401	132,688
JD Sports Fashion PLC	48,484	102,557
Johnson Matthey PLC	3,785	81,897
Kingfisher PLC	36,859	114,203
Land Securities Group PLC	14,568	130,875
Legal & General Group PLC	116,140	371,147
Lloyds Banking Group PLC	1,306,412	792,387
London Stock Exchange Group PLC	8,016	947,584
M&G PLC	45,896	130,107
Man Group PLC	23,798	70,557
Marks & Spencer Group PLC	38,210	132,671
Melrose Industries PLC	26,209	189,553
National Grid PLC	71,844	967,834
NatWest Group PLC	108,385	301,896
Next PLC	2,462	254,758
Nomad Foods Ltd. (a)	3,058	51,833
Ocado Group PLC (a)	14,135	136,642
Pearson PLC	13,904	170,782
Pennon Group PLC	5,028	48,163
Persimmon PLC	6,268	110,974
Phoenix Group Holdings PLC	18,576	126,724
Reckitt Benckiser Group PLC	14,300	986,749
RELX PLC (London Stock Exchange)	37,604	1,491,894
Rentokil Initial PLC	48,926	275,760
Rightmove PLC	16,019	117,755
Rolls-Royce Holdings PLC (a)	163,323	622,974
RS GROUP PLC	9,265	96,792
Sage Group PLC	19,862	296,843
Schroders PLC	17,918	98,186
Segro PLC	23,747	268,305
Severn Trent PLC	4,948	162,657
Smith & Nephew PLC	17,023	233,846
Smiths Group PLC	6,763	152,022
Spectris PLC	2,060	99,228
Spirax-Sarco Engineering PLC	1,433	191,882
SSE PLC	21,222	500,966
St. James's Place PLC	10,649	92,790
Standard Chartered PLC (United Kingdom)	44,825	380,870
Subsea 7 SA	4,555	66,443
Tate & Lyle PLC	7,685	64,554
Taylor Wimpey PLC	69,002	129,335
Tesco PLC	138,407	512,760
The Weir Group PLC	5,040	121,193
Tritax Big Box REIT PLC	37,492	80,716
Unilever PLC	48,851	2,364,927
Unite Group PLC	7,678	102,174
United Utilities Group PLC	13,226	178,660
Vodafone Group PLC	442,281	386,262
Whitbread PLC	3,794	176,805
WPP PLC	20,890	199,539
TOTAL UNITED KINGDOM		37,695,987
United States of America - 4.6%
Bausch Health Cos., Inc. (Canada) (a)	5,553	44,535
Brookfield Renewable Corp.	2,621	75,442
CSL Ltd.	9,363	1,825,309
CyberArk Software Ltd. (a)	809	177,211
DHT Holdings, Inc.	2,680	26,291
Experian PLC	17,919	731,012
Ferrovial SE	9,811	357,635
Fiverr International Ltd. (a)(b)	615	16,740
Flex Ltd. (a)	8,650	263,479
Globant SA (a)	823	195,858
GSK PLC	79,518	1,468,634
Haleon PLC	93,165	381,443
Holcim AG	10,335	811,726
ICON PLC (a)	1,593	450,931
InMode Ltd. (a)	1,439	32,003
James Hardie Industries PLC CDI (a)	8,536	328,594
JBS SA	12,800	65,639
Legend Biotech Corp. ADR (a)	1,039	62,517
Monday.com Ltd. (a)	476	89,398
Nestle SA (Reg. S)	51,835	6,008,707
Parade Technologies Ltd.	1,000	39,094
QIAGEN NV (Germany) (a)	4,473	194,556
Reliance Worldwide Corp. Ltd.	15,563	46,982
Roche Holding AG:
(Bearer)	769	239,007
(participation certificate)	13,378	3,888,899
Sanofi SA	21,600	2,146,452
Schneider Electric SA	10,447	2,103,045
Spotify Technology SA (a)	2,756	517,880
Stratasys Ltd. (a)(b)	1,077	15,380
Swiss Re Ltd.	5,604	630,063
Tenaris SA	8,947	155,514
Waste Connections, Inc. (Canada)	5,001	746,763
TOTAL UNITED STATES OF AMERICA		24,136,739
Zambia - 0.0%
First Quantum Minerals Ltd.	10,901	89,261
TOTAL COMMON STOCKS (Cost $457,384,120)		502,667,851

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.4%
Banco Bradesco SA (PN)	103,741	364,981
Bradespar SA (PN)	4,714	24,901
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	4,066	39,324
Companhia Energetica de Minas Gerais (CEMIG) (PN)	28,049	66,288
Companhia Paranaense de Energia-COPEL (PN-B)	29,200	62,276
Gerdau SA	22,525	110,177
Itau Unibanco Holding SA	94,100	658,057
Itausa-Investimentos Itau SA (PN)	108,404	231,421
Metalurgica Gerdau SA (PN)	12,700	28,393
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	90,000	689,970
TOTAL BRAZIL		2,275,788
Chile - 0.1%
Embotelladora Andina SA Class B	6,945	17,264
Sociedad Quimica y Minera de Chile SA (PN-B)	2,762	165,060
TOTAL CHILE		182,324
Colombia - 0.0%
Bancolombia SA (PN)	8,849	68,320
Germany - 0.2%
Henkel AG & Co. KGaA	3,084	248,083
Porsche Automobil Holding SE (Germany)	2,991	152,845
Sartorius AG (non-vtg.)	523	192,378
Volkswagen AG	3,567	439,655
TOTAL GERMANY		1,032,961
Korea (South) - 0.2%
Hyundai Motor Co. Ltd.	389	34,098
Hyundai Motor Co. Ltd. Series 2	739	65,176
LG Chemical Ltd.	162	38,909
Samsung Electronics Co. Ltd.	16,207	779,772
TOTAL KOREA (SOUTH)		917,955
Russia - 0.0%
AK Transneft OAO (a)(d)	24	7,261
Sberbank of Russia (Russia) (a)(d)	15,430	100
Surgutneftegas OJSC (a)(d)	105,000	1,905
TOTAL RUSSIA		9,266
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,345,099)		4,486,614

Government Obligations - 0.1%
	Principal Amount (f)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $595,410)	600,000	595,540

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	18,824,802	18,828,567
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	3,601,912	3,602,272
TOTAL MONEY MARKET FUNDS (Cost $22,430,839)		22,430,839

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $484,755,468)	530,180,844
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(843,665)
NET ASSETS - 100.0%	529,337,179

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	124	Mar 2024	13,964,880	484,553	484,553
ICE MSCI Emerging Markets Index Contracts (United States)	123	Mar 2024	6,357,255	264,654	264,654
TME S&P/TSX 60 Index Contracts (Canada)	8	Mar 2024	1,534,010	47,184	47,184

TOTAL FUTURES CONTRACTS					796,391
The notional amount of futures purchased as a percentage of Net Assets is 4.1%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,158,316 or 1.7% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $595,540.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	8,971,404	116,882,004	107,024,841	758,875	-	-	18,828,567	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	4,289,907	47,940,183	48,627,818	48,500	-	-	3,602,272	0.0%
Total	13,261,311	164,822,187	155,652,659	807,375	-	-	22,430,839

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	27,030,752	10,314,787	16,643,371	72,594
Consumer Discretionary	57,789,427	24,588,284	33,201,143	-
Consumer Staples	39,185,640	14,776,561	24,409,054	25
Energy	27,237,234	17,756,049	9,444,887	36,298
Financials	107,062,070	61,731,054	45,329,868	1,148
Health Care	45,354,502	11,282,901	34,071,601	-
Industrials	72,417,130	35,827,017	36,590,113	-
Information Technology	63,540,293	30,668,629	32,871,664	-
Materials	39,623,716	21,821,458	17,788,144	14,114
Real Estate	12,008,561	9,358,043	2,650,518	-
Utilities	15,905,140	9,189,771	6,715,369	-

Government Obligations	595,540	-	595,540	-

Money Market Funds	22,430,839	22,430,839	-	-
Total Investments in Securities:	530,180,844	269,745,393	260,311,272	124,179
Derivative Instruments: Assets
Futures Contracts	796,391	796,391	-	-
Total Assets	796,391	796,391	-	-
Total Derivative Instruments:	796,391	796,391	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	796,391	0
Total Equity Risk	796,391	0
Total Value of Derivatives	796,391	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP International Index Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,311,955) - See accompanying schedule:
Unaffiliated issuers (cost $462,324,629)	$507,750,005
Fidelity Central Funds (cost $22,430,839)	22,430,839

Total Investment in Securities (cost $484,755,468)		$530,180,844
Segregated cash with brokers for derivative instruments		76,413
Cash		22,999
Foreign currency held at value (cost $1,329,670)		1,350,359
Receivable for fund shares sold		393,970
Dividends receivable		690,378
Reclaims receivable		771,456
Distributions receivable from Fidelity Central Funds		78,500
Receivable for daily variation margin on futures contracts		15,643
Total assets		533,580,562
Liabilities
Payable for investments purchased on a delayed delivery basis	$2,221
Payable for fund shares redeemed	58,012
Accrued management fee	46,891
Distribution and service plan fees payable	18,020
Other affiliated payables	25,577
Deferred taxes	490,332
Other payables and accrued expenses	27
Collateral on securities loaned	3,602,303
Total Liabilities		4,243,383
Net Assets		$529,337,179
Net Assets consist of:
Paid in capital		$510,755,110
Total accumulated earnings (loss)		18,582,069
Net Assets		$529,337,179

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($432,410,085 ÷ 40,762,132 shares)		$10.61
Service Class :
Net Asset Value, offering price and redemption price per share ($11,438,008 ÷ 1,077,910 shares)		$10.61
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($85,489,086 ÷ 8,098,804 shares)		$10.56
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$14,065,857
Interest		39,688
Income from Fidelity Central Funds (including $48,500 from security lending)		807,375
Income before foreign taxes withheld		$14,912,920
Less foreign taxes withheld		(1,371,602)
Total Income		13,541,318
Expenses
Management fee	$492,336
Transfer agent fees	268,547
Distribution and service plan fees	177,006
Independent trustees' fees and expenses	2,611
Total expenses before reductions	940,500
Expense reductions	(4,942)
Total expenses after reductions		935,558
Net Investment income (loss)		12,605,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $43,642)	(6,052,983)
Foreign currency transactions	11,959
Futures contracts	31,792
Total net realized gain (loss)		(6,009,232)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $243,499)	58,515,881
Assets and liabilities in foreign currencies	62,433
Futures contracts	956,301
Total change in net unrealized appreciation (depreciation)		59,534,615
Net gain (loss)		53,525,383
Net increase (decrease) in net assets resulting from operations		$66,131,143
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,605,760	$10,938,355
Net realized gain (loss)	(6,009,232)	(17,201,507)
Change in net unrealized appreciation (depreciation)	59,534,615	(61,630,301)
Net increase (decrease) in net assets resulting from operations	66,131,143	(67,893,453)
Distributions to shareholders	(13,591,191)	(8,390,102)

Share transactions - net increase (decrease)	105,237,570	7,574,241
Total increase (decrease) in net assets	157,777,522	(68,709,314)

Net Assets
Beginning of period	371,559,657	440,268,971
End of period	$529,337,179	$371,559,657

Financial Highlights
VIP International Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$11.45	$10.95	$10.03	$8.45
Income from Investment Operations
Net investment income (loss) A,B	.29	.29	.28	.20	.27
Net realized and unrealized gain (loss)	1.21	(2.12)	.56	.87	1.54
Total from investment operations	1.50	(1.83)	.84	1.07	1.81
Distributions from net investment income	(.29)	(.22)	(.30)	(.15)	(.21)
Distributions from net realized gain	-	-	(.04)	- C	(.02)
Total distributions	(.29)	(.22)	(.34)	(.15)	(.23)
Net asset value, end of period	$10.61	$9.40	$11.45	$10.95	$10.03
Total Return D,E	16.16%	(16.02)%	7.72%	10.69%	21.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.17%	.17%	.17%	.17%	.17%
Expenses net of fee waivers, if any	.17%	.17%	.17%	.17%	.17%
Expenses net of all reductions	.17%	.17%	.17%	.17%	.17%
Net investment income (loss)	2.85%	2.96%	2.38%	2.08%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$432,410	$313,947	$346,107	$213,113	$125,050
Portfolio turnover rate H	6%	20%	18%	10%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$11.44	$10.94	$10.02	$9.48
Income from Investment Operations
Net investment income (loss) B,C	.28	.30	.27	.18	.16
Net realized and unrealized gain (loss)	1.21	(2.14)	.56	.88	.61
Total from investment operations	1.49	(1.84)	.83	1.06	.77
Distributions from net investment income	(.28)	(.20)	(.29)	(.14)	(.20)
Distributions from net realized gain	-	-	(.04)	- D	(.02)
Total distributions	(.28)	(.20)	(.33)	(.14)	(.23) E
Net asset value, end of period	$10.61	$9.40	$11.44	$10.94	$10.02
Total Return F,G,H	16.04%	(16.13)%	7.65%	10.60%	8.15%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.27%	.27%	.27%	.27%	.27% K
Expenses net of fee waivers, if any	.27%	.27%	.27%	.27%	.27% K
Expenses net of all reductions	.27%	.27%	.27%	.27%	.27% K
Net investment income (loss)	2.75%	2.86%	2.28%	1.98%	2.90% K
Supplemental Data
Net assets, end of period (000 omitted)	$11,438	$8,884	$54,755	$5,832	$4,701
Portfolio turnover rate L	6%	20%	18%	10%	4% K

AFor the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns for periods of less than one year are not annualized.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.36	$11.41	$10.92	$10.02	$8.46
Income from Investment Operations
Net investment income (loss) A,B	.26	.26	.25	.17	.25
Net realized and unrealized gain (loss)	1.21	(2.10)	.56	.87	1.53
Total from investment operations	1.47	(1.84)	.81	1.04	1.78
Distributions from net investment income	(.27)	(.21)	(.28)	(.13)	(.20)
Distributions from net realized gain	-	-	(.04)	- C	(.02)
Total distributions	(.27)	(.21)	(.32)	(.14) D	(.22)
Net asset value, end of period	$10.56	$9.36	$11.41	$10.92	$10.02
Total Return E,F	15.88%	(16.21)%	7.48%	10.34%	21.16%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.42%	.42%	.42%	.42%	.42%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42%
Net investment income (loss)	2.61%	2.71%	2.13%	1.83%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$85,489	$48,729	$39,406	$15,151	$5,590
Portfolio turnover rate I	6%	20%	18%	10%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio and VIP International Index Portfolio (the Funds) are funds of Variable Insurance Products Fund II (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers the following classes of shares: Initial Class, Service Class and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or ETFs. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. VIP International Index Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Total Market Index Portfolio	$670,454,787	$221,893,570	$(48,522,538)	$173,371,032
VIP Extended Market Index Portfolio	184,560,040	57,074,845	(12,522,128)	44,552,717
VIP International Index Portfolio	493,504,366	89,526,384	(52,802,721)	36,723,663

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Total Market Index Portfolio	$3,258,489	$(4,353,234)	$173,372,670
VIP Extended Market Index Portfolio	573,847	(30,203,514)	44,559,708
VIP International Index Portfolio	2,629,478	(20,338,117)	36,781,041

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Total Market Index Portfolio	$ (1,353,098)	$ (3,000,136)	$(4,353,234)
VIP Extended Market Index Portfolio	(5,907,683)	(24,295,831)	(30,203,514)
VIP International Index Portfolio	(6,862,033)	(13,476,084)	(20,338,117)

The tax character of distributions paid was as follows:

December 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$7,738,444	$-	$7,738,444
VIP Extended Market Index Portfolio	3,304,163	-	3,304,163
VIP International Index Portfolio	13,591,191	-	13,591,191

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$8,572,297	$658,480	$9,230,777
VIP Extended Market Index Portfolio	2,636,132	3,293,049	5,929,181
VIP International Index Portfolio	8,390,102	-	8,390,102

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Total Market Index Portfolio	110,481,599	15,188,072
VIP Extended Market Index Portfolio	211,558,755	188,937,528
VIP International Index Portfolio	120,667,150	26,076,447
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .06%, .07% and .11% of VIP Total Market Index Portfolio's, VIP Extended Market Index Portfolio's and VIP International Index Portfolio's average net assets, respectively. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio	.12%	.22%	.37%
VIP Extended Market Index Portfolio	.13%	.23%	.38%
VIP International Index Portfolio	.17%	.27%	.42%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Total Market Index Portfolio	$1,801	$109,943	$111,744
VIP Extended Market Index Portfolio	30,944	14,319	45,263
VIP International Index Portfolio	10,012	166,994	177,006

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. For each Fund, FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class of each Fund pays a portion of the transfer agent fees equal to an annual rate of .06% of class-level average net assets. For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
VIP Total Market Index Portfolio
Initial Class	$389,084
Service Class	1,080
Service Class 2	26,386
$416,550
VIP Extended Market Index Portfolio
Initial Class	$123,463
Service Class	18,566
Service Class 2	3,437
$145,466
VIP International Index Portfolio
Initial Class	$222,461
Service Class	6,007
Service Class 2	40,079
$268,547

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
VIP International Index Portfolio	6,117
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Total Market Index Portfolio	$12,378	$1,851	$72,092
VIP Extended Market Index Portfolio	$33,419	$7,963	$103,484
VIP International Index Portfolio	$5,113	$-	$-
9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Total Market Index Portfolio	$779
VIP Extended Market Index Portfolio	24,831
VIP International Index Portfolio	4,942
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Total Market Index Portfolio
Distributions to shareholders
Initial Class	$7,277,989	$8,842,793
Service Class	40,809	7,361
Service Class 2	419,646	380,623
Total	$7,738,444	$9,230,777
VIP Extended Market Index Portfolio
Distributions to shareholders
Initial Class	$2,555,843	$4,856,754
Service Class	643,814	873,772
Service Class 2	104,506	198,655
Total	$3,304,163	$5,929,181
VIP International Index Portfolio
Distributions to shareholders
Initial Class	$11,292,801	$7,162,107
Service Class	288,828	186,612
Service Class 2	2,009,562	1,041,383
Total	$13,591,191	$8,390,102
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Total Market Index Portfolio
Initial Class
Shares sold	9,219,753	11,635,424	$144,247,291	$172,738,886
Reinvestment of distributions	445,955	628,895	7,277,989	8,842,793
Shares redeemed	(4,215,357)	(5,342,411)	(65,841,556)	(77,366,363)
Net increase (decrease)	5,450,351	6,921,908	$85,683,724	$104,215,316
Service Class
Shares sold	264,228	26,916	$4,305,263	$400,215
Reinvestment of distributions	2,421	398	39,458	5,571
Shares redeemed	(77,976)	(15,486)	(1,293,441)	(234,168)
Net increase (decrease)	188,673	11,828	$3,051,280	$171,618
Service Class 2
Shares sold	1,344,060	2,143,999	$20,399,590	$32,690,143
Reinvestment of distributions	25,808	27,230	419,646	379,723
Shares redeemed	(472,917)	(652,732)	(7,356,151)	(9,738,607)
Net increase (decrease)	896,951	1,518,497	$13,463,085	$23,331,259
VIP Extended Market Index Portfolio
Initial Class
Shares sold	15,958,059	3,100,974	$181,843,758	$38,073,888
Reinvestment of distributions	220,141	425,291	2,555,843	4,856,754
Shares redeemed	(15,905,507)	(2,322,008)	(177,049,776)	(28,259,839)
Net increase (decrease)	272,693	1,204,257	$7,349,825	$14,670,803
Service Class
Shares sold	1,587,422	1,765,810	$18,985,279	$21,932,012
Reinvestment of distributions	55,377	76,634	641,821	869,998
Shares redeemed	(862,835)	(1,107,572)	(10,262,803)	(13,901,466)
Net increase (decrease)	779,964	734,872	$9,364,297	$8,900,544
Service Class 2
Shares sold	393,756	367,438	$4,658,754	$4,467,729
Reinvestment of distributions	9,025	17,231	104,506	196,253
Shares redeemed	(400,385)	(339,186)	(4,632,348)	(4,171,546)
Net increase (decrease)	2,396	45,483	$130,912	$492,436
VIP International Index Portfolio
Initial Class
Shares sold	9,207,032	6,436,963	$93,616,574	$62,913,922
Reinvestment of distributions	1,121,155	744,502	11,292,801	7,162,107
Shares redeemed	(2,970,025)	(4,004,060)	(30,072,430)	(38,562,994)
Net increase (decrease)	7,358,162	3,177,405	$74,836,945	$31,513,035
Service Class
Shares sold	512,259	883,006	$5,154,366	$8,533,077
Reinvestment of distributions	28,356	19,160	285,854	184,513
Shares redeemed	(407,592)	(4,742,074)	(4,073,452)	(49,936,037)
Net increase (decrease)	133,023	(3,839,908)	$1,366,768	$(41,218,447)
Service Class 2
Shares sold	3,911,974	3,104,275	$39,271,954	$30,368,743
Reinvestment of distributions	200,301	108,704	2,009,562	1,041,383
Shares redeemed	(1,220,718)	(1,458,701)	(12,247,659)	(14,130,473)
Net increase (decrease)	2,891,557	1,754,278	$29,033,857	$17,279,653
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Extended Market Index Portfolio	66%	1	18%
VIP International Index Portfolio	57%	1	29%
VIP Total Market Index Portfolio	81%	-	-
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio, and VIP International Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio, and VIP International Index Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund II, including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Total Market Index Portfolio
Initial Class	.12%
Actual		$ 1,000	$ 1,084.30	$ .63
Hypothetical-B		$ 1,000	$ 1,024.60	$ .61
Service Class	.22%
Actual		$ 1,000	$ 1,083.80	$ 1.16
Hypothetical-B		$ 1,000	$ 1,024.10	$ 1.12
Service Class 2	.37%
Actual		$ 1,000	$ 1,082.80	$ 1.94
Hypothetical-B		$ 1,000	$ 1,023.34	$ 1.89
VIP Extended Market Index Portfolio
Initial Class	.13%
Actual		$ 1,000	$ 1,080.90	$ .68
Hypothetical-B		$ 1,000	$ 1,024.55	$ .66
Service Class	.23%
Actual		$ 1,000	$ 1,080.70	$ 1.21
Hypothetical-B		$ 1,000	$ 1,024.05	$ 1.17
Service Class 2	.38%
Actual		$ 1,000	$ 1,079.50	$ 1.99
Hypothetical-B		$ 1,000	$ 1,023.29	$ 1.94
VIP International Index Portfolio
Initial Class	.17%
Actual		$ 1,000	$ 1,055.60	$ .88
Hypothetical-B		$ 1,000	$ 1,024.35	$ .87
Service Class	.27%
Actual		$ 1,000	$ 1,054.80	$ 1.40
Hypothetical-B		$ 1,000	$ 1,023.84	$ 1.38
Service Class 2	.42%
Actual		$ 1,000	$ 1,054.20	$ 2.17
Hypothetical-B		$ 1,000	$ 1,023.09	$ 2.14

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

VIP Extended Market Index Portfolio	$311,758
VIP International Index Portfolio	$743,175

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio
November, 2023	100%	100%	100%
VIP Extended Market Index Portfolio
November, 2023	69%	70%	75%
VIP International Index Portfolio
February, 2023	0%	0%	0%
November, 2023	0%	0%	0%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Index Portfolio
Initial Class	11/29/23	$0.2598	$0.0242
Service Class	11/29/23	$0.2523	$0.0242
Service Class 2	11/29/23	$0.2437	$0.0242

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Extended Market Index Portfolio
VIP International Index Portfolio
VIP Total Market Index Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers each fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of each fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to each fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Other Contractual Arrangements. The Board considered that current contractual arrangements for the VIP Extended Market Index Portfolio oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.13%; Service Class: 0.23% and Service Class 2: 0.38%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.
The Board considered that current contractual arrangements for the VIP International Index Portfolio oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.17%; Service Class: 0.27%; and Service Class 2: 0.42%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.
The Board considered that current contractual arrangements for the VIP Total Markets Index Portfolio oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.12%; Service Class: 0.22%; and Service Class 2: 0.37%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.
Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity and Geode may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.9891400.105
VIPSAI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Contrafund℠ Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	33.45%	16.65%	11.61%
Service Class	33.34%	16.54%	11.50%
Service Class 2	33.12%	16.36%	11.33%
Investor Class	33.36%	16.56%	11.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Co-Managers William Danoff and Jean Park:
In 2023, the fund's share classes gained about 33%, versus 26.29% for the benchmark S&P 500® index. The biggest contributors to performance versus the benchmark were picks and an overweight in communication services. Stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted relative performance, as did security selection and an underweight in consumer staples. The top individual relative contributor was an overweight in Meta Platforms (+194%). Meta Platforms was among the fund's top holdings. The second-largest relative contributor was an overweight in Alphabet (+59%). Alphabet was one of our biggest holdings. An overweight in Eli Lilly (+61%) also contributed. Eli Lilly was one of the fund's largest holdings. In contrast, the biggest detractor from performance versus the benchmark was an overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks and an underweight in consumer discretionary, primarily within the automobiles & components industry, also hampered the fund's result, as did an overweight in energy. Lastly, the fund's position in cash detracted. The biggest individual relative detractor was an overweight in UnitedHealth Group (+0%). UnitedHealth was among the fund's largest holdings. A second notable relative detractor was an underweight in Tesla (+102%). This period we increased our investment in Tesla. An overweight in Berkshire Hathaway (+15%) also detracted. Berkshire Hathaway was one of our biggest holdings. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary December 31, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Microsoft Corp.	9.1
Meta Platforms, Inc. Class A	6.7
Alphabet, Inc. Class C	6.3
Apple, Inc.	5.5
NVIDIA Corp.	4.7
Berkshire Hathaway, Inc. Class B	4.1
Amazon.com, Inc.	4.0
Eli Lilly & Co.	3.4
UnitedHealth Group, Inc.	3.3
Costco Wholesale Corp.	1.8
48.9

Market Sectors (% of Fund's net assets)

Information Technology	30.8
Communication Services	14.8
Health Care	14.8
Financials	13.0
Consumer Discretionary	9.0
Industrials	7.1
Energy	4.0
Consumer Staples	3.0
Materials	1.4
Utilities	0.2

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 14.7%
Entertainment - 1.6%
Liberty Media Corp. Liberty Formula One Class C	384,927	24,300,442
Liberty Media Corp. Liberty Live Class C	17,283	646,211
Netflix, Inc. (a)	564,399	274,794,585
The Walt Disney Co.	83,058	7,499,307
Universal Music Group NV	840,672	23,998,774
		331,239,319
Interactive Media & Services - 13.1%
Alphabet, Inc.:
Class A (a)	200	27,938
Class C (a)	9,243,340	1,302,663,906
Bumble, Inc. (a)	184,171	2,714,681
Epic Games, Inc. (a)(b)(c)	18,849	12,107,278
Meta Platforms, Inc. Class A (a)	3,907,422	1,383,071,091
		2,700,584,894
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.	5,600	897,848
TOTAL COMMUNICATION SERVICES		3,032,722,061
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.2%
BYD Co. Ltd. (H Shares)	279,000	7,696,113
General Motors Co.	42,700	1,533,784
Hyundai Motor Co. Ltd.	142,430	22,384,277
Li Auto, Inc. ADR (a)	143,700	5,378,691
Rad Power Bikes, Inc. (b)(c)	401,674	152,636
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	384,164	791,378
Tesla, Inc. (a)	43,900	10,908,272
Toyota Motor Corp.	130,000	2,382,084
		51,227,235
Broadline Retail - 4.2%
Amazon.com, Inc. (a)	5,377,240	817,017,846
Coupang, Inc. Class A (a)	1,047,395	16,957,325
Dollarama, Inc.	66,000	4,756,304
Kohl's Corp. (d)	103,500	2,968,380
MercadoLibre, Inc. (a)	9,400	14,772,476
PDD Holdings, Inc. ADR (a)	10,300	1,506,993
		857,979,324
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	27,600	6,261,060
Hotels, Restaurants & Leisure - 1.0%
Airbnb, Inc. Class A (a)	442,712	60,270,812
Booking Holdings, Inc. (a)	6,800	24,121,096
Cava Group, Inc. (d)	68,500	2,944,130
Chipotle Mexican Grill, Inc. (a)	12,685	29,010,088
Deliveroo PLC Class A (a)(e)	347,500	565,193
Doordash, Inc. (a)	29,477	2,914,981
Evolution AB (e)	22,400	2,669,953
Hilton Worldwide Holdings, Inc.	256,500	46,706,085
Light & Wonder, Inc. Class A (a)	13,400	1,100,274
Marriott International, Inc. Class A	24,000	5,412,240
McDonald's Corp.	37,100	11,000,521
Restaurant Brands International, Inc.	73,300	5,727,142
Starbucks Corp.	44,600	4,282,046
Yum China Holdings, Inc.	30,000	1,272,900
		197,997,461
Household Durables - 0.7%
D.R. Horton, Inc.	81,500	12,386,370
Garmin Ltd.	5,245	674,192
Lennar Corp. Class A	310,998	46,351,142
NVR, Inc. (a)	3,135	21,946,411
PulteGroup, Inc.	522,000	53,880,840
		135,238,955
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	34,800	695,939
Sega Sammy Holdings, Inc.	56,000	783,206
		1,479,145
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A (a)	60,400	5,328,488
Academy Sports & Outdoors, Inc.	258,653	17,071,098
AutoZone, Inc. (a)	30,300	78,343,983
Dick's Sporting Goods, Inc.	129,729	19,063,677
Fanatics, Inc. Class A (a)(b)(c)	232,280	18,168,942
Fast Retailing Co. Ltd.	18,900	4,673,571
Gap, Inc.	132,800	2,776,848
Lowe's Companies, Inc.	300,000	66,765,000
O'Reilly Automotive, Inc. (a)	120,600	114,579,648
Ross Stores, Inc.	45,400	6,282,906
The Home Depot, Inc.	396,260	137,323,903
TJX Companies, Inc.	441,254	41,394,038
Williams-Sonoma, Inc.	245,304	49,497,441
		561,269,543
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp. (a)	13,559	9,063,242
NIKE, Inc. Class B	191,430	20,783,555
On Holding AG (a)	521,935	14,076,587
Ralph Lauren Corp.	17,600	2,537,920
		46,461,304
TOTAL CONSUMER DISCRETIONARY		1,857,914,027
CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Anheuser-Busch InBev SA NV ADR (d)	19,200	1,240,704
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	19,400	2,528,790
Kweichow Moutai Co. Ltd. (A Shares)	4,700	1,142,588
PepsiCo, Inc.	87,170	14,804,953
The Coca-Cola Co.	639,600	37,691,628
		57,408,663
Consumer Staples Distribution & Retail - 2.1%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	210,900	12,419,552
Casey's General Stores, Inc.	35,000	9,615,900
Costco Wholesale Corp.	552,301	364,562,844
Performance Food Group Co. (a)	17,900	1,237,785
Walmart, Inc.	275,200	43,385,280
		431,221,361
Food Products - 0.1%
Bowery Farming, Inc. warrants (a)(b)(c)	12,010	49,601
Mondelez International, Inc.	254,100	18,404,463
		18,454,064
Household Products - 0.5%
Procter & Gamble Co.	734,000	107,560,360
Personal Care Products - 0.0%
L'Oreal SA	19,100	9,521,364
L'Oreal SA	1,400	697,901
Oddity Tech Ltd.	19,800	921,294
		11,140,559
TOTAL CONSUMER STAPLES		625,785,007
ENERGY - 3.9%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	31,200	1,066,416
Schlumberger Ltd.	115,300	6,000,212
TechnipFMC PLC	1,874,182	37,746,025
		44,812,653
Oil, Gas & Consumable Fuels - 3.7%
APA Corp.	1,244,200	44,641,896
Birchcliff Energy Ltd. (d)	174,434	760,898
Cameco Corp.	122,500	5,279,750
Canadian Natural Resources Ltd.	590,500	38,686,318
Cheniere Energy, Inc.	239,900	40,953,329
Chevron Corp.	413,500	61,677,660
ConocoPhillips Co.	1,052,300	122,140,461
Diamondback Energy, Inc.	15,200	2,357,216
EOG Resources, Inc.	245,700	29,717,415
Equinor ASA	33,500	1,061,681
Exxon Mobil Corp.	1,969,800	196,940,604
Hess Corp.	263,413	37,973,618
Marathon Petroleum Corp.	434,800	64,506,928
Occidental Petroleum Corp.	1,051,962	62,812,651
Pioneer Natural Resources Co.	46,700	10,501,896
PrairieSky Royalty Ltd.	121,000	2,118,562
Reliance Industries Ltd.	130,581	4,056,182
Shell PLC ADR	70,600	4,645,480
Tourmaline Oil Corp.	27,712	1,246,261
Valero Energy Corp.	156,000	20,280,000
		752,358,806
TOTAL ENERGY		797,171,459
FINANCIALS - 13.0%
Banks - 2.3%
AIB Group PLC	1,134,300	4,858,577
Banco Santander SA (Spain)	1,399,600	5,854,084
Bank of America Corp.	2,022,547	68,099,157
Bank of Ireland Group PLC	519,000	4,711,718
First Citizens Bancshares, Inc.	6,600	9,365,202
JPMorgan Chase & Co.	1,839,639	312,922,594
Nu Holdings Ltd. (a)	1,293,200	10,772,356
Royal Bank of Canada	235,794	23,845,437
Starling Bank Ltd. Series D (a)(b)(c)	2,643,467	10,580,215
Wells Fargo & Co.	341,500	16,808,630
		467,817,970
Capital Markets - 1.9%
Ameriprise Financial, Inc.	151,000	57,354,330
Brookfield Asset Management Ltd.:
Class A	6,417	257,736
Class A	133,500	5,362,695
Brookfield Corp. (Canada) Class A	41,900	1,680,680
Cboe Global Markets, Inc.	52,000	9,285,120
CME Group, Inc.	21,100	4,443,660
Coinbase Global, Inc. (a)(d)	76,700	13,339,664
Goldman Sachs Group, Inc.	3,500	1,350,195
KKR & Co. LP	17,200	1,425,020
London Stock Exchange Group PLC	56,800	6,714,416
Moody's Corp.	3,100	1,210,736
Morgan Stanley	706,700	65,899,775
MSCI, Inc.	259,928	147,028,273
S&P Global, Inc.	136,300	60,042,876
UBS Group AG	329,370	10,221,220
		385,616,396
Consumer Finance - 0.2%
American Express Co.	225,100	42,170,234
Financial Services - 6.8%
Apollo Global Management, Inc.	433,000	40,351,270
Berkshire Hathaway, Inc. Class B (a)	2,380,188	848,917,852
MasterCard, Inc. Class A	367,000	156,529,170
PayPal Holdings, Inc. (a)	38,900	2,388,849
Visa, Inc. Class A	1,336,500	347,957,775
		1,396,144,916
Insurance - 1.8%
American International Group, Inc.	573,911	38,882,470
Arthur J. Gallagher & Co.	454,400	102,185,472
Chubb Ltd.	176,500	39,889,000
Fairfax Financial Holdings Ltd. (sub. vtg.)	12,700	11,717,201
Intact Financial Corp.	191,600	29,477,813
Marsh & McLennan Companies, Inc.	423,315	80,205,493
Progressive Corp.	387,400	61,705,072
The Travelers Companies, Inc.	103,300	19,677,617
		383,740,138
TOTAL FINANCIALS		2,675,489,654
HEALTH CARE - 14.8%
Biotechnology - 3.3%
Argenx SE ADR (a)	24,202	9,207,167
Galapagos NV sponsored ADR (a)	143,884	5,848,885
Gilead Sciences, Inc.	157,800	12,783,378
Krystal Biotech, Inc. (a)	9,600	1,190,976
Legend Biotech Corp. ADR (a)	83,200	5,006,144
Moderna, Inc. (a)	82,500	8,204,625
Moonlake Immunotherapeutics (a)	58,333	3,522,730
Neurocrine Biosciences, Inc. (a)	9,800	1,291,248
Recursion Pharmaceuticals, Inc. (a)	352,865	3,479,249
Regeneron Pharmaceuticals, Inc. (a)	410,034	360,128,762
Roivant Sciences Ltd. (a)	129,100	1,449,793
United Therapeutics Corp. (a)	91,844	20,195,577
Vertex Pharmaceuticals, Inc. (a)	584,100	237,664,449
		669,972,983
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp. (a)	1,436,800	83,061,408
DexCom, Inc. (a)	276,000	34,248,840
Insulet Corp. (a)	30,500	6,617,890
Intuitive Surgical, Inc. (a)	322,718	108,872,144
ResMed, Inc.	180,700	31,084,014
Straumann Holding AG	15,933	2,574,819
Stryker Corp.	66,900	20,033,874
		286,492,989
Health Care Providers & Services - 4.1%
Cardinal Health, Inc.	313,000	31,550,400
Cencora, Inc.	3,500	718,830
Centene Corp. (a)	650,000	48,236,500
McKesson Corp.	137,000	63,428,260
Molina Healthcare, Inc. (a)	51,000	18,426,810
UnitedHealth Group, Inc.	1,301,440	685,169,117
		847,529,917
Life Sciences Tools & Services - 1.1%
Danaher Corp.	459,563	106,315,304
Mettler-Toledo International, Inc. (a)	8,668	10,513,937
Thermo Fisher Scientific, Inc.	199,368	105,822,541
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	155,147	8,838,725
		231,490,507
Pharmaceuticals - 4.9%
Eli Lilly & Co.	1,207,453	703,848,503
Intra-Cellular Therapies, Inc. (a)	77,130	5,524,051
Johnson & Johnson	107,685	16,878,547
Merck & Co., Inc.	1,845,139	201,157,054
Novo Nordisk A/S Series B	95,800	9,927,868
Royalty Pharma PLC	873,469	24,535,744
Structure Therapeutics, Inc. ADR	86,300	3,517,588
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	126,100	1,316,484
Verona Pharma PLC ADR (a)	26,400	524,832
Zoetis, Inc. Class A	154,200	30,434,454
		997,665,125
TOTAL HEALTH CARE		3,033,151,521
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	4,800	1,239,984
General Dynamics Corp.	9,100	2,362,997
Howmet Aerospace, Inc.	736,900	39,881,028
Lockheed Martin Corp.	62,200	28,191,528
Northrop Grumman Corp.	87,500	40,962,250
Relativity Space, Inc. warrants (a)(b)(c)	10,617	163,926
Space Exploration Technologies Corp. Class A (a)(b)(c)	175,917	17,063,949
TransDigm Group, Inc.	76,400	77,286,240
		207,151,902
Air Freight & Logistics - 0.1%
FedEx Corp.	50,000	12,648,500
United Parcel Service, Inc. Class B	62,100	9,763,983
Zipline International, Inc. (a)(b)(c)	50,479	2,023,198
		24,435,681
Building Products - 0.5%
Carrier Global Corp.	976,700	56,111,415
Trane Technologies PLC	224,420	54,736,038
		110,847,453
Commercial Services & Supplies - 0.4%
Cintas Corp.	28,325	17,070,345
Clean Harbors, Inc. (a)	78,690	13,732,192
Clean TeQ Water Pty Ltd. (a)	3,117	584
Copart, Inc.	321,400	15,748,600
GFL Environmental, Inc.	27,000	931,414
Republic Services, Inc.	38,100	6,283,071
Veralto Corp.	228,954	18,833,756
		72,599,962
Construction & Engineering - 0.3%
EMCOR Group, Inc.	72,334	15,582,914
Larsen & Toubro Ltd.	36,660	1,553,317
Quanta Services, Inc.	177,000	38,196,600
		55,332,831
Electrical Equipment - 1.0%
AMETEK, Inc.	119,800	19,753,822
Eaton Corp. PLC	398,808	96,040,943
Generac Holdings, Inc. (a)	9,700	1,253,628
Hubbell, Inc. Class B	82,057	26,991,009
Nextracker, Inc. Class A	22,600	1,058,810
nVent Electric PLC	644,400	38,077,596
Vertiv Holdings Co.	318,800	15,311,964
		198,487,772
Ground Transportation - 0.5%
Canadian Pacific Kansas City Ltd.	353,000	27,929,905
Old Dominion Freight Lines, Inc.	169,300	68,622,369
Uber Technologies, Inc. (a)	111,400	6,858,898
Union Pacific Corp.	8,800	2,161,456
		105,572,628
Industrial Conglomerates - 0.8%
3M Co.	25,400	2,776,728
General Electric Co.	1,266,877	161,691,512
		164,468,240
Machinery - 1.2%
Caterpillar, Inc.	52,700	15,581,809
Deere & Co.	75,300	30,110,211
Fortive Corp.	41,000	3,018,830
Indutrade AB	46,600	1,209,580
Ingersoll Rand, Inc.	52,200	4,037,148
PACCAR, Inc.	1,032,995	100,871,962
Parker Hannifin Corp.	197,100	90,803,970
		245,633,510
Passenger Airlines - 0.1%
Copa Holdings SA Class A	28,319	3,010,593
Ryanair Holdings PLC sponsored ADR (a)	147,000	19,603,920
		22,614,513
Professional Services - 0.2%
Automatic Data Processing, Inc.	10,100	2,352,997
FTI Consulting, Inc. (a)	8,100	1,613,115
Thomson Reuters Corp.	57,965	8,474,819
Verisk Analytics, Inc.	93,100	22,237,866
		34,678,797
Trading Companies & Distributors - 0.5%
Fastenal Co.	38,700	2,506,599
United Rentals, Inc.	31,800	18,234,756
W.W. Grainger, Inc.	105,300	87,261,057
		108,002,412
TOTAL INDUSTRIALS		1,349,825,701
INFORMATION TECHNOLOGY - 30.7%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	341,074	80,326,338
Motorola Solutions, Inc.	11,900	3,725,771
		84,052,109
Electronic Equipment, Instruments & Components - 1.5%
Amphenol Corp. Class A	2,797,131	277,279,596
CDW Corp.	124,116	28,214,049
Fabrinet (a)	2,800	532,924
Jabil, Inc.	54,300	6,917,820
		312,944,389
IT Services - 1.0%
Accenture PLC Class A	429,797	150,820,065
Cloudflare, Inc. (a)	78,000	6,494,280
Gartner, Inc. (a)	28,491	12,852,575
MongoDB, Inc. Class A (a)	23,500	9,607,975
Shopify, Inc. Class A (a)	384,900	29,965,876
X Holdings Corp. (b)(c)	55,300	1,754,116
		211,494,887
Semiconductors & Semiconductor Equipment - 9.0%
Advanced Micro Devices, Inc. (a)	861,073	126,930,771
Advantest Corp.	95,600	3,221,295
Analog Devices, Inc.	473,539	94,025,904
Applied Materials, Inc.	87,200	14,132,504
Arm Holdings Ltd. ADR (d)	72,100	5,417,955
ASML Holding NV (depository receipt)	1,700	1,286,764
Broadcom, Inc.	210,400	234,859,000
KLA Corp.	214,400	124,630,720
Lam Research Corp.	135,600	106,210,056
Lattice Semiconductor Corp. (a)	167,781	11,575,211
Monolithic Power Systems, Inc.	31,250	19,711,875
NVIDIA Corp.	1,944,440	962,925,577
NXP Semiconductors NV	42,400	9,738,432
ON Semiconductor Corp. (a)	967,196	80,789,882
Qualcomm, Inc.	229,117	33,137,192
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	97,100	10,098,400
		1,838,691,538
Software - 13.2%
Adobe, Inc. (a)	206,400	123,138,240
Atlassian Corp. PLC (a)	5,600	1,332,016
Autodesk, Inc. (a)	103,200	25,127,136
Cadence Design Systems, Inc. (a)	627,821	170,999,606
Check Point Software Technologies Ltd. (a)	44,000	6,722,760
Clear Secure, Inc. (d)	244,647	5,051,961
CoreWeave, Inc. (b)(c)	10,206	3,162,431
Crowdstrike Holdings, Inc. (a)	36,100	9,217,052
Datadog, Inc. Class A (a)	31,800	3,859,884
Dynatrace, Inc. (a)	184,300	10,079,367
Fortinet, Inc. (a)	1,420,000	83,112,600
HubSpot, Inc. (a)	4,500	2,612,430
Intuit, Inc.	18,032	11,270,541
Klaviyo, Inc. Class A	26,900	747,282
Microsoft Corp.	4,981,700	1,873,318,460
Palo Alto Networks, Inc. (a)	89,700	26,450,736
Roper Technologies, Inc.	88,710	48,362,031
Salesforce, Inc. (a)	720,238	189,523,427
Samsara, Inc. (a)	110,955	3,703,678
ServiceNow, Inc. (a)	57,002	40,271,343
Stripe, Inc. Class B (a)(b)(c)	74,500	1,831,955
Synopsys, Inc. (a)	135,000	69,512,850
Tanium, Inc. Class B (a)(b)(c)	350,002	3,045,017
Workday, Inc. Class A (a)	13,400	3,699,204
Zscaler, Inc. (a)	7,000	1,550,920
		2,717,702,927
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	5,886,300	1,133,289,339
Dell Technologies, Inc.	90,527	6,925,316
Logitech International SA (d)	12,900	1,226,274
Samsung Electronics Co. Ltd.	20,950	1,270,079
		1,142,711,008
TOTAL INFORMATION TECHNOLOGY		6,307,596,858
MATERIALS - 1.4%
Chemicals - 0.2%
Linde PLC	20,700	8,501,697
RPM International, Inc.	16,700	1,864,221
Sherwin-Williams Co.	39,335	12,268,587
Westlake Corp.	85,756	12,002,410
		34,636,915
Construction Materials - 0.0%
CRH PLC	21,000	1,452,360
Martin Marietta Materials, Inc.	2,600	1,297,166
Vulcan Materials Co.	32,400	7,355,124
		10,104,650
Metals & Mining - 1.2%
B2Gold Corp.	1,582,473	5,004,009
Carpenter Technology Corp.	8,600	608,880
Franco-Nevada Corp.	280,355	31,053,699
Freeport-McMoRan, Inc.	865,772	36,855,914
Ivanhoe Electric, Inc. (a)	404,700	4,079,376
Ivanhoe Mines Ltd. (a)	3,223,700	31,262,628
Lundin Gold, Inc.	62,300	777,663
Novagold Resources, Inc. (a)	62,678	234,147
Nucor Corp.	325,487	56,647,757
Orla Mining Ltd. (a)	2,034,200	6,632,009
Steel Dynamics, Inc.	554,560	65,493,536
Wheaton Precious Metals Corp.	106,436	5,250,912
		243,900,530
TOTAL MATERIALS		288,642,095
UTILITIES - 0.2%
Electric Utilities - 0.2%
Constellation Energy Corp.	315,155	36,838,468
PG&E Corp.	362,300	6,532,269
		43,370,737
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	38,600	1,486,872
TOTAL UTILITIES		44,857,609
TOTAL COMMON STOCKS (Cost $9,113,381,801)		20,013,155,992

Preferred Stocks - 0.8%
	Shares	Value ($)
Convertible Preferred Stocks - 0.7%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	60,761	13,436,080
Reddit, Inc.:
Series E(a)(b)(c)	27,000	900,180
Series F(a)(b)(c)	85,531	2,851,604
		17,187,864
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	52,367	19,899
Series C(a)(b)(c)	206,059	133,938
Series D(a)(b)(c)	277,030	260,408
		414,245
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	2,500	691,200

TOTAL CONSUMER DISCRETIONARY		1,105,445

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	5,376	277,509
Series H(a)(b)(c)	6,820	442,072
		719,581
Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	22,172	176,489
Series D1(b)(c)	12,010	64,013
		240,502
TOTAL CONSUMER STAPLES		960,083

FINANCIALS - 0.0%
Financial Services - 0.0%
Circle Internet Financial Ltd.:
Series E(a)(b)(c)	103,462	2,523,438
Series F(a)(b)(c)	65,587	1,599,667
Tenstorrent Holdings, Inc. Series C1 (b)(c)	62,943	3,695,384
		7,818,489
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	515,200	1,643,488

Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E(a)(b)(c)	229,170	3,208,380
Series F(a)(b)(c)	6,800	95,200
Somatus, Inc. Series E (a)(b)(c)	1,539	1,702,550
		5,006,130
TOTAL HEALTH CARE		6,649,618

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
Relativity Space, Inc.:
Series E(a)(b)(c)	208,655	4,471,477
Series F(b)(c)	106,172	2,268,896
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	7,336	7,115,920
Series J(b)(c)	49,518	48,032,460
Series N(a)(b)(c)	39,568	38,380,960
		100,269,713
Air Freight & Logistics - 0.0%
Zipline International, Inc.:
Series E(a)(b)(c)	132,331	5,303,826
Series F(b)(c)	90,550	3,629,244
		8,933,070
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (a)(b)(c)	26,772	3,022,559

TOTAL INDUSTRIALS		112,225,342

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Moloco, Inc. Series A (b)(c)	44,901	2,246,397
Nuro, Inc.:
Series C(a)(b)(c)	305,791	1,666,561
Series D(a)(b)(c)	63,961	348,587
Stripe, Inc.:
Series H(a)(b)(c)	30,400	747,536
Series I(b)(c)	203,647	5,007,680
		10,016,761
TOTAL CONVERTIBLE PREFERRED STOCKS		155,963,602
Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	558,000	8,911,260

TOTAL PREFERRED STOCKS (Cost $132,751,714)		164,874,862

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c) (Cost $384,164)	384,164	676,043

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	395,793,213	395,872,372
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	16,331,129	16,332,762
TOTAL MONEY MARKET FUNDS (Cost $412,200,226)		412,205,134

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $9,658,717,905)	20,590,912,031
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(15,803,302)
NET ASSETS - 100.0%	20,575,108,729

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $236,373,012 or 1.1% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,235,146 or 0.0% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Beta Technologies, Inc. Series B, 6.00%	4/04/22	2,762,067

Bowery Farming, Inc. Series C1	5/18/21	1,335,847

Bowery Farming, Inc. Series D1	10/25/23	113,474

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	6,657,837

Circle Internet Financial Ltd. Series E	5/11/21	1,679,200

Circle Internet Financial Ltd. Series F	5/09/22	2,763,836

CoreWeave, Inc.	11/29/23	3,162,431

Discord, Inc. Series I	9/15/21	1,376,561

ElevateBio LLC Series C	3/09/21	2,161,264

Epic Games, Inc.	7/13/20 - 7/30/20	10,838,175

Fanatics, Inc. Class A	8/13/20 - 12/15/21	7,999,410

GoBrands, Inc. Series G	3/02/21	1,342,480

GoBrands, Inc. Series H	7/22/21	2,649,506

Lyra Health, Inc. Series E	1/14/21	2,098,418

Lyra Health, Inc. Series F	6/04/21	106,790

Moloco, Inc. Series A	6/26/23	2,694,060

Nuro, Inc. Series C	10/30/20	3,991,979

Nuro, Inc. Series D	10/29/21	1,333,313

Rad Power Bikes, Inc.	1/21/21	1,937,611

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	252,610

Rad Power Bikes, Inc. Series C	1/21/21	993,996

Rad Power Bikes, Inc. Series D	9/17/21	2,655,000

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	384,164

Reddit, Inc. Series E	5/18/21	1,146,803

Reddit, Inc. Series F	8/11/21	5,285,337

Relativity Space, Inc. Series E	5/27/21	4,764,658

Relativity Space, Inc. Series F	11/14/23	2,406,601

Relativity Space, Inc. warrants	11/14/23	0

Somatus, Inc. Series E	1/31/22	1,342,985

Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	10,018,108

Space Exploration Technologies Corp. Series G	9/07/23	5,942,160

Space Exploration Technologies Corp. Series J	9/07/23	40,109,580

Space Exploration Technologies Corp. Series N	8/04/20	10,683,360

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	5,186,912

Stripe, Inc. Class B	5/18/21	2,989,564

Stripe, Inc. Series H	3/15/21	1,219,800

Stripe, Inc. Series I	3/20/23 - 5/12/23	4,100,257

Tanium, Inc. Class B	9/18/20	3,988,343

Tenstorrent Holdings, Inc. Series C1	4/23/21	3,742,265

Veterinary Emergency Group LLC Class A	9/16/21 - 11/13/23	5,851,651

X Holdings Corp.	10/25/22	5,530,000

Zipline International, Inc.	10/12/21	1,817,244

Zipline International, Inc. Series E	12/21/20	4,317,881

Zipline International, Inc. Series F	4/11/23	3,639,847

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	685,462,015	3,925,440,187	4,215,029,829	24,482,914	-	(1)	395,872,372	0.9%
Fidelity Securities Lending Cash Central Fund 5.40%	7,160,500	495,440,748	486,268,486	205,235	-	-	16,332,762	0.1%
Total	692,622,515	4,420,880,935	4,701,298,315	24,688,149	-	(1)	412,205,134

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,049,909,925	2,996,616,009	23,998,774	29,295,142
Consumer Discretionary	1,859,019,472	1,823,353,364	15,447,707	20,218,401
Consumer Staples	626,745,090	615,516,141	10,219,265	1,009,684
Energy	806,082,719	805,021,038	1,061,681	-
Financials	2,683,308,143	2,647,629,221	17,280,218	18,398,704
Health Care	3,039,801,139	3,011,810,109	12,502,687	15,488,343
Industrials	1,462,051,043	1,330,574,628	-	131,476,415
Information Technology	6,317,613,619	6,294,582,044	3,221,295	19,810,280
Materials	288,642,095	288,642,095	-	-
Utilities	44,857,609	44,857,609	-	-

Preferred Securities	676,043	-	-	676,043

Money Market Funds	412,205,134	412,205,134	-	-
Total Investments in Securities:	20,590,912,031	20,270,807,392	83,731,627	236,373,012

Net Unrealized Depreciation on Unfunded Commitments	(134,032)	-	(134,032)	-
Total	(134,032)	-	(134,032)	-

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$151,028,410
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	22,320,790
Cost of Purchases	63,023,812
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$236,373,012
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$22,320,790

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $15,316,626) - See accompanying schedule:
Unaffiliated issuers (cost $9,246,517,679)	$20,178,706,897
Fidelity Central Funds (cost $412,200,226)	412,205,134

Total Investment in Securities (cost $9,658,717,905)		$20,590,912,031
Cash		191,857
Foreign currency held at value (cost $167,446)		167,455
Receivable for investments sold		5,770,118
Receivable for fund shares sold		3,751,089
Dividends receivable		18,725,392
Distributions receivable from Fidelity Central Funds		1,711,739
Prepaid expenses		19,678
Other receivables		886,854
Total assets		20,622,136,213
Liabilities
Payable for investments purchased	$8,979,675
Unrealized depreciation on unfunded commitments	134,032
Payable for fund shares redeemed	8,449,024
Accrued management fee	8,812,197
Distribution and service plan fees payable	1,760,598
Other affiliated payables	1,339,393
Other payables and accrued expenses	1,223,728
Collateral on securities loaned	16,328,837
Total Liabilities		47,027,484
Net Assets		$20,575,108,729
Net Assets consist of:
Paid in capital		$9,584,368,532
Total accumulated earnings (loss)		10,990,740,197
Net Assets		$20,575,108,729

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($8,698,765,027 ÷ 178,869,478 shares)		$48.63
Service Class :
Net Asset Value, offering price and redemption price per share ($1,616,698,533 ÷ 33,473,986 shares)		$48.30
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($7,940,382,479 ÷ 169,551,097 shares)		$46.83
Investor Class :
Net Asset Value, offering price and redemption price per share ($2,319,262,690 ÷ 48,114,397 shares)		$48.20
Consolidated Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$190,768,581
Income from Fidelity Central Funds (including $205,235 from security lending)		24,688,149
Total Income		215,456,730
Expenses
Management fee	$98,539,250
Transfer agent fees	13,404,747
Distribution and service plan fees	19,682,175
Accounting fees	1,525,805
Custodian fees and expenses	177,719
Independent trustees' fees and expenses	115,260
Audit	96,298
Legal	45,693
Miscellaneous	86,866
Total expenses before reductions	133,673,813
Expense reductions	(1,120,873)
Total expenses after reductions		132,552,940
Net Investment income (loss)		82,903,790
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $174,444)	596,384,375
Foreign currency transactions	(93,114)
Total net realized gain (loss)		596,291,261
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $62,963)	4,694,666,525
Fidelity Central Funds	(1)
Unfunded commitments	357,529
Assets and liabilities in foreign currencies	14,749
Total change in net unrealized appreciation (depreciation)		4,695,038,802
Net gain (loss)		5,291,330,063
Net increase (decrease) in net assets resulting from operations		$5,374,233,853
Consolidated Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$82,903,790	$75,139,230
Net realized gain (loss)	596,291,261	925,407,677
Change in net unrealized appreciation (depreciation)	4,695,038,802	(7,479,141,889)
Net increase (decrease) in net assets resulting from operations	5,374,233,853	(6,478,594,982)
Distributions to shareholders	(748,784,809)	(993,733,960)

Share transactions - net increase (decrease)	(920,961,947)	(551,713,564)
Total increase (decrease) in net assets	3,704,487,097	(8,024,042,506)

Net Assets
Beginning of period	16,870,621,632	24,894,664,138
End of period	$20,575,108,729	$16,870,621,632

Consolidated Financial Highlights
VIP Contrafund℠ Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.88	$54.35	$48.17	$37.17	$32.13
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.04	.07	.16
Net realized and unrealized gain (loss)	12.32	(14.37)	12.88	11.24	9.15
Total from investment operations	12.56	(14.15)	12.92	11.31	9.31
Distributions from net investment income	(.22)	(.22)	(.02) C	(.10)	(.16)
Distributions from net realized gain	(1.59)	(2.09)	(6.72) C	(.21)	(4.11)
Total distributions	(1.81)	(2.32) D	(6.74)	(.31)	(4.27)
Net asset value, end of period	$48.63	$37.88	$54.35	$48.17	$37.17
Total Return E,F	33.45%	(26.31)%	27.83%	30.57%	31.58%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.60%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.60%	.61%	.61%
Net investment income (loss)	.55%	.50%	.08%	.17%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$8,698,765	$7,255,740	$10,409,645	$8,916,447	$6,919,369
Portfolio turnover rate I	30%	38%	34%	39%	37% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Contrafund℠ Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.63	$54.00	$47.89	$36.96	$31.97
Income from Investment Operations
Net investment income (loss) A,B	.20	.17	(.01)	.03	.13
Net realized and unrealized gain (loss)	12.23	(14.27)	12.80	11.17	9.10
Total from investment operations	12.43	(14.10)	12.79	11.20	9.23
Distributions from net investment income	(.18)	(.18)	(.01) C	(.06)	(.13)
Distributions from net realized gain	(1.59)	(2.09)	(6.67) C	(.21)	(4.11)
Total distributions	(1.76) D	(2.27)	(6.68)	(.27)	(4.24)
Net asset value, end of period	$48.30	$37.63	$54.00	$47.89	$36.96
Total Return E,F	33.34%	(26.38)%	27.71%	30.43%	31.45%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.70%	.70%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.69%	.70%	.70%	.71%	.71%
Expenses net of all reductions	.69%	.70%	.70%	.71%	.71%
Net investment income (loss)	.45%	.40%	(.02)%	.07%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,616,699	$1,326,910	$2,001,479	$1,734,783	$1,493,164
Portfolio turnover rate I	30%	38%	34%	39%	37% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Contrafund℠ Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.54	$52.51	$46.73	$36.10	$31.31
Income from Investment Operations
Net investment income (loss) A,B	.13	.11	(.08)	(.03)	.08
Net realized and unrealized gain (loss)	11.86	(13.87)	12.46	10.90	8.89
Total from investment operations	11.99	(13.76)	12.38	10.87	8.97
Distributions from net investment income	(.11)	(.11)	- C,D	(.03)	(.07)
Distributions from net realized gain	(1.59)	(2.09)	(6.60) D	(.21)	(4.11)
Total distributions	(1.70)	(2.21) E	(6.60)	(.24)	(4.18)
Net asset value, end of period	$46.83	$36.54	$52.51	$46.73	$36.10
Total Return F,G	33.12%	(26.49)%	27.51%	30.23%	31.27%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.85%	.85%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.86%	.86%
Expenses net of all reductions	.84%	.85%	.85%	.86%	.86%
Net investment income (loss)	.30%	.25%	(.17)%	(.08)%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$7,940,382	$6,472,771	$9,861,435	$8,379,335	$8,038,646
Portfolio turnover rate J	30%	38%	34%	39%	37% K

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Contrafund℠ Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.56	$53.92	$47.83	$36.91	$31.93
Income from Investment Operations
Net investment income (loss) A,B	.21	.18	- C	.04	.14
Net realized and unrealized gain (loss)	12.21	(14.26)	12.78	11.16	9.08
Total from investment operations	12.42	(14.08)	12.78	11.20	9.22
Distributions from net investment income	(.19)	(.19)	(.01) D	(.07)	(.14)
Distributions from net realized gain	(1.59)	(2.09)	(6.68) D	(.21)	(4.11)
Total distributions	(1.78)	(2.28)	(6.69)	(.28)	(4.24) E
Net asset value, end of period	$48.20	$37.56	$53.92	$47.83	$36.91
Total Return F,G	33.36%	(26.38)%	27.74%	30.48%	31.49%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.67%	.68%	.67%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.67%	.68%	.69%
Net investment income (loss)	.48%	.43%	.01%	.09%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$2,319,263	$1,815,201	$2,622,106	$2,101,100	$1,716,187
Portfolio turnover rate J	30%	38%	34%	39%	37% K

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$235,696,969	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 18.0 / 14.9	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 43.5 / 9.8	Increase
			Enterprise value/Net income multiple (EV/NI)	12.3	Increase
		Market approach	Transaction price	$59.45	Increase
			Premium rate	45.0%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.4%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	3.9% - 4.4% / 4.2%	Increase
			Volatility	60.0% - 100.0% / 74.9%	Increase
			Term	2.0 - 5.0 / 3.6	Increase
Preferred Securities	$676,043	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Contrafund Portfolio	$828,355

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred Trustee compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,987,524,103
Gross unrealized depreciation	(79,343,268)
Net unrealized appreciation (depreciation)	$10,908,180,835
Tax Cost	$9,682,597,140

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,330,692
Undistributed long-term capital gain	$76,140,276
Net unrealized appreciation (depreciation) on securities and other investments	$10,908,160,715

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$72,299,398	$74,602,665
Long-term Capital Gains	676,485,411	919,131,295
Total	$748,784,809	$993,733,960

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
VIP Contrafund Portfolio	Lions Gate Entertainment Corp.	216,181	$2,081,823

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
VIP Contrafund Portfolio	8,838,725.04

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Contrafund Portfolio	5,497,484,949	6,762,593,394
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,483,932
Service Class 2	18,198,243
$19,682,175

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$5,035,923.06
Service Class	934,877.06
Service Class 2	4,585,957.06
Investor Class	2,847,990.14
	$13,404,747

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Contrafund Portfolio	0.0079%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Contrafund Portfolio	.01

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.56
Service Class	.56
Service Class 2.56
Investor Class	.64

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Contrafund Portfolio	$55,714

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Contrafund Portfolio	223,944,858	267,508,528	22,823,685

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Contrafund Portfolio	1,957
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Contrafund Portfolio	$32,932
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Contrafund Portfolio	$21,783	$324	$-
8. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,120,873.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Contrafund Portfolio
Distributions to shareholders
Initial Class	$320,984,692	$427,834,614
Service Class	58,518,242	78,033,095
Service Class 2	285,886,635	381,182,952
Investor Class	83,395,240	106,683,299
Total	$748,784,809	$993,733,960
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Contrafund Portfolio
Initial Class
Shares sold	4,110,919	8,378,273	$180,496,540	$363,798,629
Reinvestment of distributions	6,982,855	10,481,286	320,984,692	427,834,614
Shares redeemed	(23,784,190)	(18,832,607)	(1,033,654,034)	(811,370,836)
Net increase (decrease)	(12,690,416)	26,952	$(532,172,802)	$(19,737,593)
Service Class
Shares sold	1,285,445	1,591,965	$55,626,808	$69,369,182
Reinvestment of distributions	1,282,658	1,919,691	58,518,242	78,033,095
Shares redeemed	(4,356,727)	(5,310,438)	(190,607,593)	(225,918,720)
Net increase (decrease)	(1,788,624)	(1,798,782)	$(76,462,543)	$(78,516,443)
Service Class 2
Shares sold	14,097,176	11,049,242	$586,643,496	$459,094,624
Reinvestment of distributions	6,468,560	9,646,091	285,886,634	381,182,952
Shares redeemed	(28,172,816)	(31,323,576)	(1,185,207,168)	(1,277,383,639)
Net increase (decrease)	(7,607,080)	(10,628,243)	$(312,677,038)	$(437,106,063)
Investor Class
Shares sold	1,597,440	1,027,613	$71,639,465	$45,322,045
Reinvestment of distributions	1,827,014	2,633,470	83,395,240	106,683,299
Shares redeemed	(3,637,392)	(3,966,429)	(154,684,269)	(168,358,809)
Net increase (decrease)	(212,938)	(305,346)	$350,436	$(16,353,465)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Contrafund Portfolio	17%	2	22%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Contrafund Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of VIP Contrafund Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Contrafund℠ Portfolio
Initial Class **	.59%
Actual		$ 1,000	$ 1,102.80	$ 3.13
Hypothetical-B		$ 1,000	$ 1,022.23	$ 3.01
Service Class **	.69%
Actual		$ 1,000	$ 1,102.50	$ 3.66
Hypothetical-B		$ 1,000	$ 1,021.73	$ 3.52
Service Class 2	.84%
Actual		$ 1,000	$ 1,101.50	$ 4.45
Hypothetical-B		$ 1,000	$ 1,020.97	$ 4.28
Investor Class **	.67%
Actual		$ 1,000	$ 1,102.40	$ 3.55
Hypothetical-B		$ 1,000	$ 1,021.83	$ 3.41

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Contrafund℠ Portfolio
Initial Class	.55%
Actual		$ 2.92
Hypothetical- B		$ 2.80
Service Class	.65%
Actual		$ 3.44
Hypothetical- B		$ 3.31
Investor Class	.63%
Actual		$ 3.34
Hypothetical- B		$ 3.21

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $583,020,623, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Contrafund Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Initial Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540131.126
VIPCON-ANN-0224
Fidelity® Variable Insurance Products:

VIP Index 500 Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's®; and S&P®; are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	26.19%	15.56%	11.92%
Service Class	26.07%	15.45%	11.81%
Service Class 2	25.88%	15.27%	11.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communications services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 26%, versus 26.29% for the benchmark S&P 500® index. By sector, information technology gained 61% and contributed most. Consumer discretionary stocks also helped (+43%). Communication services rose 56%, financials gained roughly 15% and industrials advanced about 18%. Other notable contributors included the real estate (+13%), materials (+13%), health care (+2%) and consumer staples (+1%) sectors. Conversely, utilities returned -7% and detracted most. Energy (-1%) also hurt. Turning to individual stocks, the top contributor was Microsoft (+58%), from the software & services industry. Apple (+49%), from the technology hardware & equipment category, also boosted the fund. Nvidia (+239%), a stock in the semiconductors & semiconductor equipment category, helped. Amazon.com (+81%), a stock in the consumer discretionary distribution & retail group, also notably contributed. Lastly, Alphabet (+58%), from the media & entertainment category, also boosted the fund. In contrast, the biggest individual detractor was Pfizer (-41%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Bristol-Myers Squibb (-26%) and Johnson & Johnson (-9%) hurt. Chevron (-14%), from the energy group, also detracted from the fund. Lastly, NextEra Energy, within the utilities industry, returned about -25% and hindered the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.0
Microsoft Corp.	6.9
Amazon.com, Inc.	3.4
NVIDIA Corp.	3.0
Alphabet, Inc. Class A	2.1
Meta Platforms, Inc. Class A	1.9
Alphabet, Inc. Class C	1.7
Tesla, Inc.	1.7
Berkshire Hathaway, Inc. Class B	1.6
JPMorgan Chase & Co.	1.2
30.5

Market Sectors (% of Fund's net assets)

Information Technology	28.6
Financials	12.9
Health Care	12.5
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	8.5
Consumer Staples	6.1
Energy	3.9
Real Estate	2.5
Materials	2.4
Utilities	2.3

Asset Allocation (% of Fund's net assets)

Futures - 1%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	2,393,389	40,161,067
Verizon Communications, Inc.	1,407,267	53,053,966
		93,215,033
Entertainment - 1.2%
Electronic Arts, Inc.	81,943	11,210,622
Live Nation Entertainment, Inc. (a)	47,498	4,445,813
Netflix, Inc. (a)	146,509	71,332,302
Take-Two Interactive Software, Inc. (a)	52,916	8,516,830
The Walt Disney Co.	612,502	55,302,806
Warner Bros Discovery, Inc. (a)	743,101	8,456,489
		159,264,862
Interactive Media & Services - 5.7%
Alphabet, Inc.:
Class A (a)	1,980,975	276,722,398
Class C (a)	1,667,285	234,970,475
Match Group, Inc. (a)	90,985	3,320,953
Meta Platforms, Inc. Class A (a)	742,994	262,990,156
		778,003,982
Media - 0.7%
Charter Communications, Inc. Class A (a)	33,670	13,086,856
Comcast Corp. Class A	1,344,199	58,943,126
Fox Corp.:
Class A	84,201	2,498,244
Class B	42,573	1,177,143
Interpublic Group of Companies, Inc.	128,191	4,184,154
News Corp.:
Class A	127,405	3,127,793
Class B	38,412	987,957
Omnicom Group, Inc.	66,306	5,736,132
Paramount Global Class B (b)	161,254	2,384,947
		92,126,352
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	170,329	27,308,849
TOTAL COMMUNICATION SERVICES		1,149,919,078
CONSUMER DISCRETIONARY - 10.7%
Automobile Components - 0.1%
Aptiv PLC (a)	94,624	8,489,665
BorgWarner, Inc.	78,813	2,825,446
		11,315,111
Automobiles - 1.9%
Ford Motor Co.	1,316,217	16,044,685
General Motors Co.	458,408	16,466,015
Tesla, Inc. (a)	925,779	230,037,566
		262,548,266
Broadline Retail - 3.5%
Amazon.com, Inc. (a)	3,044,114	462,522,681
eBay, Inc.	173,732	7,578,190
Etsy, Inc. (a)	40,082	3,248,646
		473,349,517
Distributors - 0.1%
Genuine Parts Co.	46,929	6,499,667
LKQ Corp.	89,630	4,283,418
Pool Corp.	12,946	5,161,700
		15,944,785
Hotels, Restaurants & Leisure - 2.2%
Airbnb, Inc. Class A (a)	145,529	19,812,318
Booking Holdings, Inc. (a)	11,679	41,427,982
Caesars Entertainment, Inc. (a)	72,133	3,381,595
Carnival Corp. (a)	337,494	6,257,139
Chipotle Mexican Grill, Inc. (a)	9,187	21,010,302
Darden Restaurants, Inc. (b)	40,281	6,618,168
Domino's Pizza, Inc.	11,676	4,813,197
Expedia, Inc. (a)	44,631	6,774,539
Hilton Worldwide Holdings, Inc.	85,849	15,632,244
Las Vegas Sands Corp.	123,472	6,076,057
Marriott International, Inc. Class A	82,585	18,623,743
McDonald's Corp.	242,807	71,994,704
MGM Resorts International	91,472	4,086,969
Norwegian Cruise Line Holdings Ltd. (a)(b)	142,271	2,851,111
Royal Caribbean Cruises Ltd. (a)	78,878	10,213,912
Starbucks Corp.	382,484	36,722,289
Wynn Resorts Ltd.	32,136	2,927,911
Yum! Brands, Inc.	93,807	12,256,823
		291,481,003
Household Durables - 0.4%
D.R. Horton, Inc.	100,882	15,332,046
Garmin Ltd.	51,238	6,586,133
Lennar Corp. Class A	83,741	12,480,759
Mohawk Industries, Inc. (a)	17,702	1,832,157
NVR, Inc. (a)	1,064	7,448,479
PulteGroup, Inc.	72,170	7,449,387
Whirlpool Corp.	18,327	2,231,679
		53,360,640
Leisure Products - 0.0%
Hasbro, Inc.	43,601	2,226,267
Specialty Retail - 2.0%
AutoZone, Inc. (a)	5,903	15,262,856
Bath & Body Works, Inc.	76,103	3,284,605
Best Buy Co., Inc.	64,829	5,074,814
CarMax, Inc. (a)	53,144	4,078,271
Lowe's Companies, Inc.	193,184	42,993,099
O'Reilly Automotive, Inc. (a)	19,804	18,815,384
Ross Stores, Inc.	113,354	15,687,060
The Home Depot, Inc.	334,763	116,012,118
TJX Companies, Inc.	382,974	35,926,791
Tractor Supply Co. (b)	36,189	7,781,721
Ulta Beauty, Inc. (a)	16,479	8,074,545
		272,991,264
Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (a)	38,547	19,708,696
NIKE, Inc. Class B	409,733	44,484,712
Ralph Lauren Corp.	13,306	1,918,725
Tapestry, Inc.	76,709	2,823,658
VF Corp.	110,620	2,079,656
		71,015,447
TOTAL CONSUMER DISCRETIONARY		1,454,232,300
CONSUMER STAPLES - 6.1%
Beverages - 1.5%
Brown-Forman Corp. Class B (non-vtg.)	61,301	3,500,287
Constellation Brands, Inc. Class A (sub. vtg.)	54,100	13,078,675
Keurig Dr. Pepper, Inc.	337,049	11,230,473
Molson Coors Beverage Co. Class B	61,967	3,793,000
Monster Beverage Corp.	247,274	14,245,455
PepsiCo, Inc.	460,215	78,162,916
The Coca-Cola Co.	1,302,490	76,755,736
		200,766,542
Consumer Staples Distribution & Retail - 1.8%
Costco Wholesale Corp.	148,204	97,826,496
Dollar General Corp.	73,486	9,990,422
Dollar Tree, Inc. (a)	69,959	9,937,676
Kroger Co.	221,506	10,125,039
Sysco Corp.	168,772	12,342,296
Target Corp.	154,515	22,006,026
Walgreens Boots Alliance, Inc.	240,048	6,267,653
Walmart, Inc.	477,516	75,280,397
		243,776,005
Food Products - 0.9%
Archer Daniels Midland Co.	178,544	12,894,448
Bunge Global SA (b)	48,630	4,909,199
Campbell Soup Co.	65,714	2,840,816
Conagra Brands, Inc.	160,089	4,588,151
General Mills, Inc.	194,572	12,674,420
Hormel Foods Corp.	97,020	3,115,312
Kellanova	88,316	4,937,748
Lamb Weston Holdings, Inc.	48,509	5,243,338
McCormick & Co., Inc. (non-vtg.)	84,127	5,755,969
Mondelez International, Inc.	455,392	32,984,043
The Hershey Co.	50,154	9,350,712
The J.M. Smucker Co.	35,543	4,491,924
The Kraft Heinz Co.	266,865	9,868,668
Tyson Foods, Inc. Class A	95,474	5,131,728
		118,786,476
Household Products - 1.2%
Church & Dwight Co., Inc.	82,434	7,794,959
Colgate-Palmolive Co.	275,638	21,971,105
Kimberly-Clark Corp.	113,137	13,747,277
Procter & Gamble Co.	788,965	115,614,931
The Clorox Co.	41,485	5,915,346
		165,043,618
Personal Care Products - 0.2%
Estee Lauder Companies, Inc. Class A	77,761	11,372,546
Kenvue, Inc.	576,912	12,420,915
		23,793,461
Tobacco - 0.5%
Altria Group, Inc.	592,022	23,882,167
Philip Morris International, Inc.	519,651	48,888,766
		72,770,933
TOTAL CONSUMER STAPLES		824,937,035
ENERGY - 3.9%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	336,838	11,513,123
Halliburton Co.	299,612	10,830,974
Schlumberger Ltd.	478,166	24,883,759
		47,227,856
Oil, Gas & Consumable Fuels - 3.5%
APA Corp.	102,650	3,683,082
Chevron Corp.	587,674	87,657,454
ConocoPhillips Co.	397,478	46,135,271
Coterra Energy, Inc.	251,796	6,425,834
Devon Energy Corp.	214,428	9,713,588
Diamondback Energy, Inc.	59,909	9,290,688
EOG Resources, Inc.	195,207	23,610,287
EQT Corp.	137,686	5,322,941
Exxon Mobil Corp.	1,340,864	134,059,583
Hess Corp.	92,513	13,336,674
Kinder Morgan, Inc.	647,360	11,419,430
Marathon Oil Corp.	195,880	4,732,461
Marathon Petroleum Corp.	127,099	18,856,408
Occidental Petroleum Corp.	221,022	13,197,224
ONEOK, Inc.	194,998	13,692,760
Phillips 66 Co.	147,271	19,607,661
Pioneer Natural Resources Co.	78,109	17,565,152
Targa Resources Corp.	74,648	6,484,672
The Williams Companies, Inc.	407,234	14,183,960
Valero Energy Corp.	113,961	14,814,930
		473,790,060
TOTAL ENERGY		521,017,916
FINANCIALS - 12.9%
Banks - 3.2%
Bank of America Corp.	2,304,634	77,597,027
Citigroup, Inc.	640,636	32,954,316
Citizens Financial Group, Inc.	156,012	5,170,238
Comerica, Inc.	44,069	2,459,491
Fifth Third Bancorp	227,826	7,857,719
Huntington Bancshares, Inc.	485,122	6,170,752
JPMorgan Chase & Co.	967,736	164,611,894
KeyCorp	313,571	4,515,422
M&T Bank Corp.	55,583	7,619,318
PNC Financial Services Group, Inc. (b)	133,336	20,647,080
Regions Financial Corp.	311,242	6,031,870
Truist Financial Corp.	446,544	16,486,404
U.S. Bancorp	521,178	22,556,584
Wells Fargo & Co.	1,215,642	59,833,899
Zions Bancorp NA	49,578	2,174,987
		436,687,001
Capital Markets - 3.0%
Ameriprise Financial, Inc.	33,873	12,865,982
Bank of New York Mellon Corp.	257,415	13,398,451
BlackRock, Inc. Class A	46,808	37,998,734
Blackstone, Inc.	237,873	31,142,333
Cboe Global Markets, Inc.	35,350	6,312,096
Charles Schwab Corp.	498,189	34,275,403
CME Group, Inc.	120,526	25,382,776
FactSet Research Systems, Inc.	12,715	6,065,691
Franklin Resources, Inc.	94,317	2,809,703
Goldman Sachs Group, Inc.	109,159	42,110,267
Intercontinental Exchange, Inc.	191,588	24,605,647
Invesco Ltd.	150,606	2,686,811
MarketAxess Holdings, Inc.	12,687	3,715,388
Moody's Corp. (b)	52,681	20,575,091
Morgan Stanley	423,036	39,448,107
MSCI, Inc.	26,475	14,975,584
NASDAQ, Inc.	113,940	6,624,472
Northern Trust Corp.	69,350	5,851,753
Raymond James Financial, Inc.	62,878	7,010,897
S&P Global, Inc.	108,455	47,776,597
State Street Corp.	103,284	8,000,379
T. Rowe Price Group, Inc.	74,800	8,055,212
		401,687,374
Consumer Finance - 0.5%
American Express Co.	192,710	36,102,291
Capital One Financial Corp.	127,474	16,714,391
Discover Financial Services	83,741	9,412,488
Synchrony Financial	138,452	5,287,482
		67,516,652
Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	609,040	217,220,206
Fidelity National Information Services, Inc.	198,329	11,913,623
Fiserv, Inc. (a)	200,908	26,688,619
FleetCor Technologies, Inc. (a)	24,170	6,830,684
Global Payments, Inc.	87,183	11,072,241
Jack Henry & Associates, Inc.	24,356	3,980,014
MasterCard, Inc. Class A	277,198	118,227,719
PayPal Holdings, Inc. (a)	360,894	22,162,501
Visa, Inc. Class A	533,580	138,917,553
		557,013,160
Insurance - 2.1%
AFLAC, Inc.	178,016	14,686,320
Allstate Corp.	87,567	12,257,629
American International Group, Inc.	235,003	15,921,453
Aon PLC	67,022	19,504,742
Arch Capital Group Ltd. (a)	124,951	9,280,111
Arthur J. Gallagher & Co.	72,275	16,253,202
Assurant, Inc.	17,601	2,965,592
Brown & Brown, Inc.	79,079	5,623,308
Chubb Ltd.	136,568	30,864,368
Cincinnati Financial Corp.	52,550	5,436,823
Everest Re Group Ltd.	14,515	5,132,214
Globe Life, Inc.	28,662	3,488,739
Hartford Financial Services Group, Inc.	100,681	8,092,739
Loews Corp.	61,262	4,263,223
Marsh & McLennan Companies, Inc.	165,059	31,273,729
MetLife, Inc.	208,129	13,763,571
Principal Financial Group, Inc.	73,424	5,776,266
Progressive Corp.	195,837	31,192,917
Prudential Financial, Inc.	120,846	12,532,939
The Travelers Companies, Inc.	76,455	14,563,913
W.R. Berkley Corp.	68,160	4,820,275
Willis Towers Watson PLC	34,566	8,337,319
		276,031,392
TOTAL FINANCIALS		1,738,935,579
HEALTH CARE - 12.5%
Biotechnology - 2.0%
AbbVie, Inc.	590,988	91,585,410
Amgen, Inc.	179,141	51,596,191
Biogen, Inc. (a)	48,522	12,556,038
Gilead Sciences, Inc.	417,085	33,788,056
Incyte Corp. (a)	62,315	3,912,759
Moderna, Inc. (a)	111,063	11,045,215
Regeneron Pharmaceuticals, Inc. (a)	35,859	31,494,601
Vertex Pharmaceuticals, Inc. (a)	86,255	35,096,297
		271,074,567
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	580,893	63,938,893
Align Technology, Inc. (a)	23,846	6,533,804
Baxter International, Inc.	169,924	6,569,262
Becton, Dickinson & Co.	97,110	23,678,331
Boston Scientific Corp. (a)	490,132	28,334,531
Dentsply Sirona, Inc.	70,786	2,519,274
DexCom, Inc. (a)	129,333	16,048,932
Edwards Lifesciences Corp. (a)	203,019	15,480,199
GE Healthcare Holding LLC (b)	131,051	10,132,863
Hologic, Inc. (a)	82,061	5,863,258
IDEXX Laboratories, Inc. (a)	27,812	15,437,051
Insulet Corp. (a)	23,392	5,075,596
Intuitive Surgical, Inc. (a)	117,852	39,758,551
Medtronic PLC (b)	445,378	36,690,240
ResMed, Inc.	49,226	8,467,857
STERIS PLC	33,051	7,266,262
Stryker Corp. (b)	113,178	33,892,284
Teleflex, Inc.	15,742	3,925,110
The Cooper Companies, Inc.	16,586	6,276,806
Zimmer Biomet Holdings, Inc.	69,922	8,509,507
		344,398,611
Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	82,504	8,316,403
Cencora, Inc.	55,803	11,460,820
Centene Corp. (a)	178,814	13,269,787
Cigna Group	97,950	29,331,128
CVS Health Corp.	429,933	33,947,510
DaVita HealthCare Partners, Inc. (a)	18,041	1,889,975
Elevance Health, Inc.	78,649	37,087,722
HCA Holdings, Inc.	66,300	17,946,084
Henry Schein, Inc. (a)	43,753	3,312,540
Humana, Inc.	41,209	18,865,892
Laboratory Corp. of America Holdings (b)	28,419	6,459,355
McKesson Corp.	44,541	20,621,592
Molina Healthcare, Inc. (a)	19,507	7,048,074
Quest Diagnostics, Inc.	37,672	5,194,215
UnitedHealth Group, Inc.	309,609	162,999,850
Universal Health Services, Inc. Class B	20,418	3,112,520
		380,863,467
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	97,936	13,616,042
Bio-Rad Laboratories, Inc. Class A (a)	7,014	2,264,750
Bio-Techne Corp.	52,931	4,084,156
Charles River Laboratories International, Inc. (a)	17,178	4,060,879
Danaher Corp.	220,120	50,922,561
Illumina, Inc. (a)	53,155	7,401,302
IQVIA Holdings, Inc. (a)	61,296	14,182,668
Mettler-Toledo International, Inc. (a)	7,258	8,803,664
Revvity, Inc.	41,300	4,514,503
Thermo Fisher Scientific, Inc.	129,333	68,648,663
Waters Corp. (a)	19,802	6,519,412
West Pharmaceutical Services, Inc.	24,775	8,723,773
		193,742,373
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	681,105	34,947,498
Catalent, Inc. (a)	60,267	2,707,796
Eli Lilly & Co.	266,928	155,597,670
Johnson & Johnson	805,812	126,302,973
Merck & Co., Inc.	848,236	92,474,689
Pfizer, Inc.	1,890,068	54,415,058
Viatris, Inc.	401,854	4,352,079
Zoetis, Inc. Class A	153,684	30,332,611
		501,130,374
TOTAL HEALTH CARE		1,691,209,392
INDUSTRIALS - 8.7%
Aerospace & Defense - 1.6%
Axon Enterprise, Inc. (a)	23,584	6,092,455
General Dynamics Corp.	75,822	19,688,699
Howmet Aerospace, Inc.	130,946	7,086,798
Huntington Ingalls Industries, Inc. (b)	13,294	3,451,654
L3Harris Technologies, Inc.	63,446	13,362,997
Lockheed Martin Corp.	73,914	33,500,781
Northrop Grumman Corp.	47,448	22,212,307
RTX Corp.	481,322	40,498,433
Textron, Inc.	65,602	5,275,713
The Boeing Co. (a)	190,360	49,619,238
TransDigm Group, Inc.	18,516	18,730,786
		219,519,861
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	39,009	3,369,988
Expeditors International of Washington, Inc.	48,675	6,191,460
FedEx Corp.	77,429	19,587,214
United Parcel Service, Inc. Class B	242,110	38,066,955
		67,215,617
Building Products - 0.5%
A.O. Smith Corp.	41,110	3,389,108
Allegion PLC (b)	29,410	3,725,953
Builders FirstSource, Inc. (a)	41,304	6,895,290
Carrier Global Corp.	280,862	16,135,522
Johnson Controls International PLC	227,731	13,126,415
Masco Corp.	75,137	5,032,676
Trane Technologies PLC	76,455	18,647,375
		66,952,339
Commercial Services & Supplies - 0.5%
Cintas Corp.	28,974	17,461,471
Copart, Inc.	292,489	14,331,961
Republic Services, Inc.	68,459	11,289,574
Rollins, Inc.	94,068	4,107,950
Veralto Corp.	73,387	6,036,815
Waste Management, Inc.	122,689	21,973,600
		75,201,371
Construction & Engineering - 0.1%
Quanta Services, Inc.	48,647	10,498,023
Electrical Equipment - 0.6%
AMETEK, Inc.	77,230	12,734,455
Eaton Corp. PLC	133,677	32,192,095
Emerson Electric Co.	190,822	18,572,705
Generac Holdings, Inc. (a)	20,561	2,657,304
Hubbell, Inc. Class B	17,967	5,909,885
Rockwell Automation, Inc.	38,381	11,916,533
		83,982,977
Ground Transportation - 1.1%
CSX Corp.	661,489	22,933,824
J.B. Hunt Transport Services, Inc.	27,277	5,448,308
Norfolk Southern Corp.	75,697	17,893,257
Old Dominion Freight Lines, Inc.	29,951	12,140,039
Uber Technologies, Inc. (a)	688,848	42,412,371
Union Pacific Corp.	204,058	50,120,726
		150,948,525
Industrial Conglomerates - 0.8%
3M Co.	184,839	20,206,599
General Electric Co.	364,328	46,499,183
Honeywell International, Inc.	220,682	46,279,222
		112,985,004
Machinery - 1.8%
Caterpillar, Inc. (b)	170,766	50,490,383
Cummins, Inc.	47,456	11,369,034
Deere & Co.	89,657	35,851,145
Dover Corp.	46,794	7,197,385
Fortive Corp.	117,646	8,662,275
IDEX Corp.	25,328	5,498,962
Illinois Tool Works, Inc.	91,660	24,009,420
Ingersoll Rand, Inc.	135,486	10,478,487
Nordson Corp.	18,138	4,791,334
Otis Worldwide Corp.	137,010	12,258,285
PACCAR, Inc.	175,054	17,094,023
Parker Hannifin Corp.	43,007	19,813,325
Pentair PLC	55,315	4,021,954
Snap-On, Inc.	17,667	5,102,936
Stanley Black & Decker, Inc.	51,335	5,035,964
Westinghouse Air Brake Tech Co.	59,931	7,605,244
Xylem, Inc.	80,685	9,227,137
		238,507,293
Passenger Airlines - 0.2%
American Airlines Group, Inc. (a)	218,980	3,008,785
Delta Air Lines, Inc.	215,290	8,661,117
Southwest Airlines Co.	199,547	5,762,917
United Airlines Holdings, Inc. (a)	109,875	4,533,443
		21,966,262
Professional Services - 0.7%
Automatic Data Processing, Inc.	137,678	32,074,844
Broadridge Financial Solutions, Inc.	39,380	8,102,435
Ceridian HCM Holding, Inc. (a)	52,279	3,508,966
Equifax, Inc.	41,245	10,199,476
Jacobs Solutions, Inc.	42,187	5,475,873
Leidos Holdings, Inc.	46,016	4,980,772
Paychex, Inc.	107,614	12,817,904
Paycom Software, Inc.	16,415	3,393,309
Robert Half, Inc.	35,439	3,115,797
Verisk Analytics, Inc.	48,544	11,595,220
		95,264,596
Trading Companies & Distributors - 0.3%
Fastenal Co.	191,262	12,388,040
United Rentals, Inc.	22,688	13,009,753
W.W. Grainger, Inc.	14,787	12,253,839
		37,651,632
TOTAL INDUSTRIALS		1,180,693,500
INFORMATION TECHNOLOGY - 28.6%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	84,352	19,865,740
Cisco Systems, Inc.	1,355,885	68,499,310
F5, Inc. (a)	19,985	3,576,915
Juniper Networks, Inc.	106,716	3,145,988
Motorola Solutions, Inc.	55,557	17,394,341
		112,482,294
Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp. Class A	200,285	19,854,252
CDW Corp.	44,842	10,193,483
Corning, Inc.	257,195	7,831,588
Jabil, Inc.	42,826	5,456,032
Keysight Technologies, Inc. (a)	59,442	9,456,628
TE Connectivity Ltd.	104,033	14,616,637
Teledyne Technologies, Inc. (a)	15,796	7,049,597
Trimble, Inc. (a)	83,191	4,425,761
Zebra Technologies Corp. Class A (a)	17,199	4,701,003
		83,584,981
IT Services - 1.2%
Accenture PLC Class A	210,090	73,722,682
Akamai Technologies, Inc. (a)	50,492	5,975,728
Cognizant Technology Solutions Corp. Class A	167,851	12,677,786
EPAM Systems, Inc. (a)	19,314	5,742,825
Gartner, Inc. (a)	26,094	11,771,264
IBM Corp.	305,661	49,990,857
VeriSign, Inc. (a)	29,737	6,124,633
		166,005,775
Semiconductors & Semiconductor Equipment - 8.0%
Advanced Micro Devices, Inc. (a)	540,830	79,723,750
Analog Devices, Inc.	166,805	33,120,801
Applied Materials, Inc.	280,020	45,382,841
Broadcom, Inc.	146,932	164,012,845
Enphase Energy, Inc. (a)	45,683	6,036,552
First Solar, Inc. (a)	35,792	6,166,246
Intel Corp.	1,411,262	70,915,916
KLA Corp.	45,502	26,450,313
Lam Research Corp.	44,116	34,554,298
Microchip Technology, Inc.	181,106	16,332,139
Micron Technology, Inc.	367,555	31,367,144
Monolithic Power Systems, Inc.	16,038	10,116,450
NVIDIA Corp.	826,809	409,452,353
NXP Semiconductors NV	86,282	19,817,250
ON Semiconductor Corp. (a)	144,169	12,042,437
Qorvo, Inc. (a)	32,579	3,668,721
Qualcomm, Inc.	372,565	53,884,076
Skyworks Solutions, Inc.	53,400	6,003,228
Teradyne, Inc.	51,166	5,552,534
Texas Instruments, Inc.	304,011	51,821,715
		1,086,421,609
Software - 10.7%
Adobe, Inc. (a)	152,409	90,927,209
ANSYS, Inc. (a)	29,044	10,539,487
Autodesk, Inc. (a)	71,561	17,423,672
Cadence Design Systems, Inc. (a)	91,059	24,801,740
Fair Isaac Corp. (a)	8,273	9,629,855
Fortinet, Inc. (a)	213,363	12,488,136
Gen Digital, Inc.	188,521	4,302,049
Intuit, Inc.	93,814	58,636,564
Microsoft Corp.	2,487,883	935,543,523
Oracle Corp.	531,856	56,073,578
Palo Alto Networks, Inc. (a)	104,044	30,680,495
PTC, Inc. (a)	39,754	6,955,360
Roper Technologies, Inc.	35,752	19,490,918
Salesforce, Inc. (a)	325,706	85,706,277
ServiceNow, Inc. (a)	68,624	48,482,170
Synopsys, Inc. (a)	50,912	26,215,098
Tyler Technologies, Inc. (a)	14,074	5,884,621
		1,443,780,752
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	4,893,770	942,197,519
Hewlett Packard Enterprise Co.	429,429	7,291,704
HP, Inc.	291,125	8,759,951
NetApp, Inc.	69,892	6,161,679
Seagate Technology Holdings PLC	65,119	5,559,209
Western Digital Corp. (a)	108,536	5,684,030
		975,654,092
TOTAL INFORMATION TECHNOLOGY		3,867,929,503
MATERIALS - 2.4%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	74,363	20,360,589
Albemarle Corp. (b)	39,315	5,680,231
Celanese Corp. Class A	33,529	5,209,401
CF Industries Holdings, Inc.	63,948	5,083,866
Corteva, Inc.	235,901	11,304,376
Dow, Inc.	234,794	12,876,103
DuPont de Nemours, Inc.	143,958	11,074,689
Eastman Chemical Co.	39,717	3,567,381
Ecolab, Inc.	84,941	16,848,047
FMC Corp. (b)	41,683	2,628,113
International Flavors & Fragrances, Inc.	85,389	6,913,947
Linde PLC	162,314	66,663,983
LyondellBasell Industries NV Class A	85,804	8,158,244
PPG Industries, Inc.	78,904	11,800,093
Sherwin-Williams Co.	78,829	24,586,765
The Mosaic Co.	109,390	3,908,505
		216,664,333
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	20,686	10,320,452
Vulcan Materials Co.	44,471	10,095,362
		20,415,814
Containers & Packaging - 0.2%
Amcor PLC	483,727	4,663,128
Avery Dennison Corp.	26,948	5,447,808
Ball Corp.	105,555	6,071,524
International Paper Co.	115,915	4,190,327
Packaging Corp. of America	29,997	4,886,811
WestRock Co.	85,859	3,564,866
		28,824,464
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	480,014	20,434,196
Newmont Corp.	385,787	15,967,724
Nucor Corp.	82,293	14,322,274
Steel Dynamics, Inc.	50,916	6,013,180
		56,737,374
TOTAL MATERIALS		322,641,985
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc.	52,347	6,636,029
American Tower Corp. (b)	156,041	33,686,131
AvalonBay Communities, Inc. (b)	47,525	8,897,631
Boston Properties, Inc.	48,354	3,393,000
Camden Property Trust (SBI)	35,772	3,551,802
Crown Castle International Corp.	145,296	16,736,646
Digital Realty Trust, Inc.	101,344	13,638,876
Equinix, Inc.	31,426	25,310,186
Equity Residential (SBI)	115,722	7,077,558
Essex Property Trust, Inc.	21,503	5,331,454
Extra Space Storage, Inc.	70,716	11,337,896
Federal Realty Investment Trust (SBI)	24,614	2,536,473
Healthpeak Properties, Inc.	183,271	3,628,766
Host Hotels & Resorts, Inc.	236,090	4,596,672
Invitation Homes, Inc.	192,440	6,564,128
Iron Mountain, Inc.	97,781	6,842,714
Kimco Realty Corp.	222,603	4,743,670
Mid-America Apartment Communities, Inc.	39,088	5,255,772
Prologis (REIT), Inc.	309,282	41,227,291
Public Storage	52,971	16,156,155
Realty Income Corp. (b)	242,295	13,912,579
Regency Centers Corp.	55,049	3,688,283
SBA Communications Corp. Class A	36,111	9,161,000
Simon Property Group, Inc.	109,197	15,575,860
UDR, Inc.	101,247	3,876,748
Ventas, Inc.	134,600	6,708,464
VICI Properties, Inc.	346,224	11,037,621
Welltower, Inc.	185,259	16,704,804
Weyerhaeuser Co.	244,340	8,495,702
		316,309,911
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	102,028	9,497,787
CoStar Group, Inc. (a)	136,691	11,945,426
		21,443,213
TOTAL REAL ESTATE		337,753,124
UTILITIES - 2.3%
Electric Utilities - 1.5%
Alliant Energy Corp.	85,384	4,380,199
American Electric Power Co., Inc.	176,030	14,297,157
Constellation Energy Corp.	106,911	12,496,827
Duke Energy Corp.	257,989	25,035,253
Edison International	128,274	9,170,308
Entergy Corp.	70,750	7,159,193
Evergy, Inc.	76,946	4,016,581
Eversource Energy	116,953	7,218,339
Exelon Corp.	333,185	11,961,342
FirstEnergy Corp.	172,884	6,337,927
NextEra Energy, Inc.	686,788	41,715,503
NRG Energy, Inc.	75,568	3,906,866
PG&E Corp.	714,174	12,876,557
Pinnacle West Capital Corp.	37,979	2,728,411
PPL Corp.	246,577	6,682,237
Southern Co.	365,084	25,599,690
Xcel Energy, Inc.	184,782	11,439,854
		207,022,244
Gas Utilities - 0.0%
Atmos Energy Corp.	49,739	5,764,750
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	224,336	4,318,468
Multi-Utilities - 0.7%
Ameren Corp.	88,031	6,368,163
CenterPoint Energy, Inc.	211,142	6,032,327
CMS Energy Corp.	97,733	5,675,355
Consolidated Edison, Inc.	115,560	10,512,493
Dominion Energy, Inc.	280,106	13,164,982
DTE Energy Co.	68,988	7,606,617
NiSource, Inc.	138,440	3,675,582
Public Service Enterprise Group, Inc.	166,817	10,200,860
Sempra	210,669	15,743,294
WEC Energy Group, Inc.	105,568	8,885,659
		87,865,332
Water Utilities - 0.1%
American Water Works Co., Inc.	65,149	8,599,017
TOTAL UTILITIES		313,569,811
TOTAL COMMON STOCKS (Cost $4,203,583,611)		13,402,839,223

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (d) (Cost $4,961,748)	5,000,000	4,962,831

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e)	117,640,685	117,664,213
Fidelity Securities Lending Cash Central Fund 5.40% (e)(f)	37,719,909	37,723,681
TOTAL MONEY MARKET FUNDS (Cost $155,385,577)		155,387,894

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $4,363,930,936)	13,563,189,948
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(34,907,804)
NET ASSETS - 100.0%	13,528,282,144

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	559	Mar 2024	134,719,000	4,180,781	4,180,781

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,962,831.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	95,552,594	1,438,449,582	1,416,337,963	3,778,776	-	-	117,664,213	0.3%
Fidelity Securities Lending Cash Central Fund 5.40%	285,873,734	1,801,859,603	2,050,009,656	275,434	-	-	37,723,681	0.1%
Total	381,426,328	3,240,309,185	3,466,347,619	4,054,210	-	-	155,387,894

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,149,919,078	1,149,919,078	-	-
Consumer Discretionary	1,454,232,300	1,454,232,300	-	-
Consumer Staples	824,937,035	824,937,035	-	-
Energy	521,017,916	521,017,916	-	-
Financials	1,738,935,579	1,738,935,579	-	-
Health Care	1,691,209,392	1,691,209,392	-	-
Industrials	1,180,693,500	1,180,693,500	-	-
Information Technology	3,867,929,503	3,867,929,503	-	-
Materials	322,641,985	322,641,985	-	-
Real Estate	337,753,124	337,753,124	-	-
Utilities	313,569,811	313,569,811	-	-

U.S. Government and Government Agency Obligations	4,962,831	-	4,962,831	-

Money Market Funds	155,387,894	155,387,894	-	-
Total Investments in Securities:	13,563,189,948	13,558,227,117	4,962,831	-
Derivative Instruments: Assets
Futures Contracts	4,180,781	4,180,781	-	-
Total Assets	4,180,781	4,180,781	-	-
Total Derivative Instruments:	4,180,781	4,180,781	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	4,180,781	0
Total Equity Risk	4,180,781	0
Total Value of Derivatives	4,180,781	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $36,615,271) - See accompanying schedule:
Unaffiliated issuers (cost $4,208,545,359)	$13,407,802,054
Fidelity Central Funds (cost $155,385,577)	155,387,894

Total Investment in Securities (cost $4,363,930,936)		$13,563,189,948
Segregated cash with brokers for derivative instruments		1,225,600
Receivable for fund shares sold		5,539,117
Dividends receivable		12,584,624
Distributions receivable from Fidelity Central Funds		563,656
Other receivables		54,034
Total assets		13,583,156,979
Liabilities
Payable to custodian bank	$107,818
Payable for investments purchased	318,433
Payable for fund shares redeemed	14,809,055
Accrued management fee	497,906
Distribution and service plan fees payable	491,606
Payable for daily variation margin on futures contracts	312,818
Other affiliated payables	608,552
Other payables and accrued expenses	25,907
Collateral on securities loaned	37,702,740
Total Liabilities		54,874,835
Net Assets		$13,528,282,144
Net Assets consist of:
Paid in capital		$4,321,766,838
Total accumulated earnings (loss)		9,206,515,306
Net Assets		$13,528,282,144

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($11,016,176,273 ÷ 23,855,239 shares)		$461.79
Service Class :
Net Asset Value, offering price and redemption price per share ($183,011,889 ÷ 398,060 shares)		$459.76
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($2,329,093,982 ÷ 5,115,729 shares)		$455.28
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$196,659,277
Interest		257,501
Income from Fidelity Central Funds (including $275,434 from security lending)		4,054,210
Total Income		200,970,988
Expenses
Management fee	$5,408,902
Transfer agent fees	6,610,880
Distribution and service plan fees	5,310,105
Independent trustees' fees and expenses	71,639
Interest	22,365
Total expenses before reductions	17,423,891
Expense reductions	(2,423)
Total expenses after reductions		17,421,468
Net Investment income (loss)		183,549,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(21,928,371)
Futures contracts	8,538,310
Total net realized gain (loss)		(13,390,061)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,605,808,545
Futures contracts	7,026,653
Total change in net unrealized appreciation (depreciation)		2,612,835,198
Net gain (loss)		2,599,445,137
Net increase (decrease) in net assets resulting from operations		$2,782,994,657
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$183,549,520	$160,366,847
Net realized gain (loss)	(13,390,061)	107,904,822
Change in net unrealized appreciation (depreciation)	2,612,835,198	(2,644,695,198)
Net increase (decrease) in net assets resulting from operations	2,782,994,657	(2,376,423,529)
Distributions to shareholders	(282,961,836)	(242,503,341)

Share transactions - net increase (decrease)	806,514,394	(193,625,460)
Total increase (decrease) in net assets	3,306,547,215	(2,812,552,330)

Net Assets
Beginning of period	10,221,734,929	13,034,287,259
End of period	$13,528,282,144	$10,221,734,929

Financial Highlights
VIP Index 500 Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$374.78	$468.27	$371.59	$320.35	$252.46
Income from Investment Operations
Net investment income (loss) A,B	6.54	6.03	5.42	5.43	5.54
Net realized and unrealized gain (loss)	90.48	(90.47)	99.69	52.57	72.46
Total from investment operations	97.02	(84.44)	105.11	58.00	78.00
Distributions from net investment income	(6.24)	(5.95)	(5.38)	(5.72)	(5.82)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(10.01)	(9.05) C	(8.43) C	(6.76)	(10.11)
Net asset value, end of period	$461.79	$374.78	$468.27	$371.59	$320.35
Total Return D,E	26.19%	(18.21)%	28.58%	18.24%	31.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.57%	1.50%	1.28%	1.70%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$11,016,176	$8,488,600	$10,323,307	$7,930,738	$7,294,879
Portfolio turnover rate H	4%	7%	2%	8%	7%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Index 500 Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$373.19	$466.34	$370.12	$319.14	$251.57
Income from Investment Operations
Net investment income (loss) A,B	6.10	5.60	4.97	5.09	5.23
Net realized and unrealized gain (loss)	90.08	(90.11)	99.27	52.34	72.18
Total from investment operations	96.18	(84.51)	104.24	57.43	77.41
Distributions from net investment income	(5.84)	(5.55)	(4.98)	(5.41)	(5.55)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(9.61)	(8.64)	(8.02)	(6.45)	(9.84)
Net asset value, end of period	$459.76	$373.19	$466.34	$370.12	$319.14
Total Return C,D	26.07%	(18.30)%	28.45%	18.13%	31.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.47%	1.40%	1.18%	1.60%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$183,012	$145,264	$175,058	$138,695	$117,666
Portfolio turnover rate G	4%	7%	2%	8%	7%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$369.70	$461.95	$366.73	$316.37	$249.51
Income from Investment Operations
Net investment income (loss) A,B	5.43	4.98	4.30	4.61	4.77
Net realized and unrealized gain (loss)	89.18	(89.29)	98.34	51.78	71.54
Total from investment operations	94.61	(84.31)	102.64	56.39	76.31
Distributions from net investment income	(5.26)	(4.84)	(4.38)	(4.99)	(5.16)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(9.03)	(7.94) C	(7.42)	(6.03)	(9.45)
Net asset value, end of period	$455.28	$369.70	$461.95	$366.73	$316.37
Total Return D,E	25.88%	(18.42)%	28.26%	17.95%	31.02%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.32%	1.25%	1.03%	1.45%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,329,094	$1,587,871	$2,535,922	$2,016,568	$1,862,974
Portfolio turnover rate H	4%	7%	2%	8%	7%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Index 500 Portfolio	$10,231

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,369,913,792
Gross unrealized depreciation	(201,844,675)
Net unrealized appreciation (depreciation)	$9,168,069,117
Tax Cost	$4,395,120,831

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$38,652,943
Capital loss carryforward	$(206,756)
Net unrealized appreciation (depreciation) on securities and other investments	$9,168,069,117

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Long-term	(206,756)
Total capital loss carryforward	$(206,756)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$175,379,919	$160,814,652
Long-term Capital Gains	107,581,917	81,688,689
Total	$282,961,836	$242,503,341

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Index 500 Portfolio	1,185,209,811	461,149,050

6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$164,467
Service Class 2	5,145,638
$5,310,105

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$ 5,388,383
Service Class	90,457
Service Class 2	1,132,040
$6,610,880

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Index 500 Portfolio	Borrower	$ 16,070,500	5.01%	$22,365

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Index 500 Portfolio	$27,213	$3	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,423.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Index 500 Portfolio
Distributions to shareholders
Initial Class	$235,364,725	$201,021,568
Service Class	3,801,611	3,291,479
Service Class 2	43,795,500	38,190,294
Total	$282,961,836	$242,503,341

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Index 500 Portfolio
Initial Class
Shares sold	3,180,206	2,471,993	$1,282,707,478	$1,010,854,784
Reinvestment of distributions	564,464	484,287	235,364,725	201,021,568
Shares redeemed	(2,539,189)	(2,352,021)	(1,046,695,109)	(943,454,135)
Net increase (decrease)	1,205,481	604,259	$471,377,094	$268,422,217
Service Class
Shares sold	51,357	28,832	$21,547,421	$11,612,954
Reinvestment of distributions	9,169	7,953	3,801,611	3,291,479
Shares redeemed	(51,713)	(22,927)	(21,681,481)	(9,238,962)
Net increase (decrease)	8,813	13,858	$3,667,551	$5,665,471
Service Class 2
Shares sold	1,864,869	1,015,212	$741,143,215	$431,339,636
Reinvestment of distributions	106,746	92,303	43,795,500	38,190,294
Shares redeemed	(1,150,933)	(2,302,130)	(453,468,966)	(937,243,078)
Net increase (decrease)	820,682	(1,194,615)	$331,469,749	$(467,713,148)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Index 500 Portfolio	41%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Index 500 Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying  statement of assets and liabilities of VIP Index 500 Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the  statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and  financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Index 500 Portfolio
Initial Class	.10%
Actual		$ 1,000	$ 1,079.90	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000	$ 1,079.40	$ 1.05
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02
Service Class 2	.35%
Actual		$ 1,000	$ 1,078.60	$ 1.83
Hypothetical-B		$ 1,000	$ 1,023.44	$ 1.79

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $3,653,076 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 70% and 100%; Service Class designates 74% and 100%; and Service Class 2 designates 80% and 100% of the dividends distributed in February and November, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Index 500 Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class of the fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
Other Contractual Arrangements. The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the applicable class.
Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity and Geode may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540028.126
VIPIDX-ANN-0224
Fidelity® Variable Insurance Products:

VIP International Capital Appreciation Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	27.50%	11.43%	7.75%
Service Class	27.46%	11.32%	7.65%
Service Class 2	27.18%	11.15%	7.48%
Investor Class	27.42%	11.34%	7.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 15.82% in 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's sharp reversal the past year was driven by a narrow set of companies in the information technology sector, in part due to excitement for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked and that some policymakers would likely cut rates in 2024. This view provided support for international stocks, with the index gaining 9.78% in the fourth quarter, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the year, each of six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. All 11 sectors advanced, with information technology (+37%) and industrials (+24%) registering the largest gains. Conversely, consumer staples (+5%) stocks lagged most, followed by real estate (+6%).
Comments from Portfolio Manager Sammy Simnegar:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 27% to 28%, versus 15.82% for the benchmark MSCI All Country World ex USA (Net MA) Index. From a geographic standpoint, security selection and an overweight in Europe ex the U.K., along with picks and an underweight in emerging markets - primarily China - contributed most to the fund's performance versus the benchmark. By sector, outsized exposure to information technology stocks aided the portfolio's relative result, as did investment choices in consumer discretionary and materials. The top individual relative contributor was an overweight in ASM International (+106%). An outsized stake in Tokyo Electron (+85%), one of the fund's biggest holdings at year-end, was another plus. A non-benchmark position in MercadoLibre (+66%) notably helped as well. In contrast, on a geographic basis, an underweight in Japan weighed on the fund's relative return in 2023. By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the technology hardware & equipment industry. In terms of individual holdings, untimely ownership of Siemens (-20%) hindered relative performance. The fund did not hold Siemens at year-end. Our out-of-benchmark position in SolarEdge Technologies (-19%) also hurt, as did untimely ownership of Recruit Holdings, which returned roughly -14% while we owned it. Neither stock was held in the fund as of year-end. Notable changes in positioning include increased exposure to equity markets in India and a lower allocation to Swiss stocks. By sector, meaningful shifts include lower allocations to health care and consumer staples, and greater exposure to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.1
Tokyo Electron Ltd. (Japan, Semiconductors & Semiconductor Equipment)	2.0
L'Oreal SA (France, Personal Care Products)	2.0
Schneider Electric SA (United States of America, Electrical Equipment)	2.0
UBS Group AG (Switzerland, Capital Markets)	2.0
Shin-Etsu Chemical Co. Ltd. (Japan, Chemicals)	1.9
22.9

Market Sectors (% of Fund's net assets)

Information Technology	27.0
Industrials	22.5
Financials	18.2
Consumer Discretionary	12.0
Health Care	7.5
Materials	6.8
Consumer Staples	4.9

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Brazil - 1.5%
MercadoLibre, Inc. (a)	6,188	9,724,690
Canada - 10.8%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	174,156	10,255,758
Brookfield Asset Management Ltd. Class A (b)	236,532	9,501,490
Canadian National Railway Co.	75,288	9,463,202
Canadian Pacific Kansas City Ltd.	124,369	9,840,267
CGI, Inc. Class A (sub. vtg.) (a)	77,205	8,270,820
Constellation Software, Inc.	4,670	11,578,590
Constellation Software, Inc. warrants 8/22/28 (a)(c)	4,999	0
Thomson Reuters Corp.	66,897	9,780,730
TOTAL CANADA		68,690,857
China - 1.7%
PDD Holdings, Inc. ADR (a)	75,285	11,014,948
Denmark - 4.3%
DSV A/S	56,164	9,868,395
Novo Nordisk A/S Series B	164,502	17,047,537
TOTAL DENMARK		26,915,932
France - 12.5%
Air Liquide SA	55,746	10,853,491
Capgemini SA	47,823	9,964,905
Dassault Systemes SA	231,178	11,315,543
Hermes International SCA	4,890	10,358,288
L'Oreal SA	24,945	12,435,101
LVMH Moet Hennessy Louis Vuitton SE	18,214	14,799,551
Safran SA	54,036	9,527,109
TOTAL FRANCE		79,253,988
Germany - 3.6%
Infineon Technologies AG	269,694	11,263,126
SAP SE	76,341	11,750,529
TOTAL GERMANY		23,013,655
India - 9.2%
Axis Bank Ltd.	655,718	8,685,648
HCL Technologies Ltd.	594,864	10,480,129
HDFC Bank Ltd.	513,897	10,522,092
ICICI Bank Ltd.	836,856	9,999,810
ITC Ltd.	1,503,892	8,350,990
Larsen & Toubro Ltd.	245,255	10,391,674
TOTAL INDIA		58,430,343
Indonesia - 1.5%
PT Bank Central Asia Tbk	15,518,821	9,474,373
Ireland - 1.6%
Kingspan Group PLC (Ireland)	118,262	10,235,538
Italy - 1.6%
Ferrari NV (Italy)	29,332	9,882,700
Japan - 8.2%
Hoya Corp.	63,465	7,903,883
Keyence Corp.	24,990	10,979,518
OBIC Co. Ltd.	48,254	8,314,404
Shin-Etsu Chemical Co. Ltd.	285,401	11,936,373
Tokyo Electron Ltd.	71,403	12,691,160
TOTAL JAPAN		51,825,338
Netherlands - 6.2%
ASM International NV (Netherlands)	20,697	10,737,631
ASML Holding NV (Netherlands)	23,705	17,894,605
Wolters Kluwer NV	72,923	10,360,781
TOTAL NETHERLANDS		38,993,017
Sweden - 1.8%
Atlas Copco AB (A Shares)	645,173	11,117,049
Switzerland - 5.4%
Compagnie Financiere Richemont SA Series A	78,149	10,794,262
Sika AG	33,422	10,898,119
UBS Group AG	394,891	12,254,509
TOTAL SWITZERLAND		33,946,890
Taiwan - 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,031,233	19,767,443
United Kingdom - 11.2%
Ashtead Group PLC	139,262	9,695,613
AstraZeneca PLC (United Kingdom)	96,816	13,059,501
BAE Systems PLC	630,144	8,919,181
Compass Group PLC	377,892	10,340,385
London Stock Exchange Group PLC	80,849	9,557,286
RELX PLC (London Stock Exchange)	289,870	11,500,250
Sage Group PLC	528,418	7,897,350
TOTAL UNITED KINGDOM		70,969,566
United States of America - 14.7%
Linde PLC	23,134	9,501,365
Marsh & McLennan Companies, Inc.	43,420	8,226,787
MasterCard, Inc. Class A	18,849	8,039,287
Moody's Corp.	26,033	10,167,448
NVIDIA Corp.	17,995	8,911,484
S&P Global, Inc.	21,736	9,575,143
Schneider Electric SA	61,000	12,279,675
UnitedHealth Group, Inc.	17,079	8,991,581
Visa, Inc. Class A	31,917	8,309,591
Waste Connections, Inc. (Canada)	58,882	8,792,417
TOTAL UNITED STATES OF AMERICA		92,794,778
TOTAL COMMON STOCKS (Cost $438,836,685)		626,051,105

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	8,337,701	8,339,368
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	3,963,729	3,964,125
TOTAL MONEY MARKET FUNDS (Cost $12,303,493)		12,303,493

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $451,140,178)	638,354,598
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(5,034,528)
NET ASSETS - 100.0%	633,320,070

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	8,089,359	160,787,063	160,537,054	333,512	-	-	8,339,368	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	49,760,547	45,796,422	3,024	-	-	3,964,125	0.0%
Total	8,089,359	210,547,610	206,333,476	336,536	-	-	12,303,493

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	76,914,824	40,980,626	35,934,198	-
Consumer Staples	31,041,849	18,606,748	12,435,101	-
Financials	114,313,464	84,234,276	30,079,188	-
Health Care	47,002,502	8,991,581	38,010,921	-
Industrials	141,771,881	78,560,222	63,211,659	-
Information Technology	171,817,237	76,155,313	95,661,924	-
Materials	43,189,348	9,501,365	33,687,983	-

Money Market Funds	12,303,493	12,303,493	-	-
Total Investments in Securities:	638,354,598	329,333,624	309,020,974	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,860,337) - See accompanying schedule:
Unaffiliated issuers (cost $438,836,685)	$626,051,105
Fidelity Central Funds (cost $12,303,493)	12,303,493

Total Investment in Securities (cost $451,140,178)		$638,354,598
Foreign currency held at value (cost $108,048)		108,329
Receivable for investments sold		953,574
Receivable for fund shares sold		273,569
Dividends receivable		98,900
Reclaims receivable		915,652
Distributions receivable from Fidelity Central Funds		37,106
Prepaid expenses		606
Other receivables		241,662
Total assets		640,983,996
Liabilities
Payable for investments purchased	$879,267
Payable for fund shares redeemed	159,203
Accrued management fee	345,421
Distribution and service plan fees payable	20,689
Other affiliated payables	78,225
Deferred taxes	2,102,593
Other payables and accrued expenses	114,403
Collateral on securities loaned	3,964,125
Total Liabilities		7,663,926
Net Assets		$633,320,070
Net Assets consist of:
Paid in capital		$506,119,620
Total accumulated earnings (loss)		127,200,450
Net Assets		$633,320,070

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($184,496,499 ÷ 8,702,033 shares)		$21.20
Service Class :
Net Asset Value, offering price and redemption price per share ($4,052,581 ÷ 191,823 shares)		$21.13
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($102,349,728 ÷ 4,887,983 shares)		$20.94
Investor Class :
Net Asset Value, offering price and redemption price per share ($342,421,262 ÷ 16,304,282 shares)		$21.00
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$7,368,491
Interest		1,300
Income from Fidelity Central Funds (including $3,024 from security lending)		336,536
Income before foreign taxes withheld		$7,706,327
Less foreign taxes withheld		(808,382)
Total Income		6,897,945
Expenses
Management fee	$3,823,899
Transfer agent fees	597,573
Distribution and service plan fees	211,145
Accounting fees	275,724
Custodian fees and expenses	109,844
Independent trustees' fees and expenses	3,399
Audit	103,943
Legal	4,155
Interest	10,940
Miscellaneous	2,462
Total expenses before reductions	5,143,084
Expense reductions	(33,604)
Total expenses after reductions		5,109,480
Net Investment income (loss)		1,788,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $108,941)	5,881,915
Foreign currency transactions	8,531
Total net realized gain (loss)		5,890,446
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $1,861,713)	127,742,480
Assets and liabilities in foreign currencies	45,678
Total change in net unrealized appreciation (depreciation)		127,788,158
Net gain (loss)		133,678,604
Net increase (decrease) in net assets resulting from operations		$135,467,069
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,788,465	$1,314,683
Net realized gain (loss)	5,890,446	(54,237,550)
Change in net unrealized appreciation (depreciation)	127,788,158	(128,500,884)
Net increase (decrease) in net assets resulting from operations	135,467,069	(181,423,751)
Distributions to shareholders	(1,768,610)	(42,401,547)

Share transactions - net increase (decrease)	6,643,708	30,826,304
Total increase (decrease) in net assets	140,342,167	(192,998,994)

Net Assets
Beginning of period	492,977,903	685,976,897
End of period	$633,320,070	$492,977,903

Financial Highlights
VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.69	$24.37	$23.03	$19.50	$14.82
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	.02	.08	.14 C
Net realized and unrealized gain (loss)	4.51	(6.24)	2.75	4.13	4.79
Total from investment operations	4.59	(6.18)	2.77	4.21	4.93
Distributions from net investment income	(.08)	(.05)	-	(.06)	(.09) D
Distributions from net realized gain	-	(1.45)	(1.43)	(.61)	(.16) D
Total distributions	(.08)	(1.50)	(1.43)	(.68) E	(.25)
Net asset value, end of period	$21.20	$16.69	$24.37	$23.03	$19.50
Total Return F,G	27.50%	(26.40)%	12.39%	22.18%	33.33%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.83%	.82%	.82%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.82%	.82%	.85%	.86%
Expenses net of all reductions	.82%	.82%	.82%	.80%	.84%
Net investment income (loss)	.39%	.33%	.08%	.39%	.78% C
Supplemental Data
Net assets, end of period (000 omitted)	$184,496	$144,579	$185,777	$162,289	$235,985
Portfolio turnover rate J	72%	104%	147%	158%	137%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.62	$24.28	$22.97	$19.46	$14.79
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	- C	.06	.12 D
Net realized and unrealized gain (loss)	4.50	(6.22)	2.73	4.12	4.78
Total from investment operations	4.56	(6.18)	2.73	4.18	4.90
Distributions from net investment income	(.05)	(.03)	-	(.06)	(.07) E
Distributions from net realized gain	-	(1.45)	(1.42)	(.61)	(.16) E
Total distributions	(.05)	(1.48)	(1.42)	(.67)	(.23)
Net asset value, end of period	$21.13	$16.62	$24.28	$22.97	$19.46
Total Return F,G	27.46%	(26.49)%	12.21%	22.11%	33.15%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.93%	.92%	.92%	.94%	.96%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.94%	.96%
Expenses net of all reductions	.92%	.92%	.92%	.90%	.94%
Net investment income (loss)	.29%	.23%	(.02)%	.30%	.68% D
Supplemental Data
Net assets, end of period (000 omitted)	$4,053	$3,877	$5,064	$3,298	$739
Portfolio turnover rate J	72%	104%	147%	158%	137%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .36%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.49	$24.11	$22.81	$19.33	$14.70
Income from Investment Operations
Net investment income (loss) A,B	.03	.01	(.04)	.03	.09 C
Net realized and unrealized gain (loss)	4.45	(6.16)	2.73	4.09	4.75
Total from investment operations	4.48	(6.15)	2.69	4.12	4.84
Distributions from net investment income	(.03)	(.02)	-	(.03)	(.04) D
Distributions from net realized gain	-	(1.45)	(1.39)	(.61)	(.16) D
Total distributions	(.03)	(1.47)	(1.39)	(.64)	(.21) E
Net asset value, end of period	$20.94	$16.49	$24.11	$22.81	$19.33
Total Return F,G	27.18%	(26.57)%	12.11%	21.91%	32.93%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.08%	1.07%	1.07%	1.09%	1.11%
Expenses net of fee waivers, if any	1.07%	1.07%	1.07%	1.09%	1.11%
Expenses net of all reductions	1.07%	1.07%	1.07%	1.05%	1.09%
Net investment income (loss)	.14%	.08%	(.17)%	.15%	.53% C
Supplemental Data
Net assets, end of period (000 omitted)	$102,350	$67,491	$68,271	$41,512	$25,986
Portfolio turnover rate J	72%	104%	147%	158%	137%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .21%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.53	$24.15	$22.85	$19.35	$14.71
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	- C	.06	.12 D
Net realized and unrealized gain (loss)	4.47	(6.17)	2.72	4.10	4.75
Total from investment operations	4.53	(6.13)	2.72	4.16	4.87
Distributions from net investment income	(.06)	(.03)	-	(.05)	(.07) E
Distributions from net realized gain	-	(1.45)	(1.42)	(.61)	(.16) E
Total distributions	(.06)	(1.49) F	(1.42)	(.66)	(.23)
Net asset value, end of period	$21.00	$16.53	$24.15	$22.85	$19.35
Total Return G,H	27.42%	(26.45)%	12.24%	22.14%	33.16%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.90%	.90%	.90%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.92%	.94%
Expenses net of all reductions	.90%	.90%	.90%	.88%	.92%
Net investment income (loss)	.32%	.25%	-% K	.32%	.70% D
Supplemental Data
Net assets, end of period (000 omitted)	$342,421	$277,031	$426,865	$378,864	$319,432
Portfolio turnover rate L	72%	104%	147%	158%	137%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal distributions per share do not sum due to rounding.

GTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount represents less than .005%.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$185,682,441
Gross unrealized depreciation	(334,510)
Net unrealized appreciation (depreciation)	$185,347,931
Tax Cost	$453,006,667

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(56,005,980)
Net unrealized appreciation (depreciation) on securities and other investments	$185,327,394

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(56,005,980)
Total capital loss carryforward	$(56,005,980)

The Fund intends to elect to defer to its next fiscal year $18,370 of ordinary losses recognized during the period November 1, 2023 to December 31, 2023.

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$1,768,610	$1,053,892
Long-term Capital Gains	-	41,347,655
Total	$1,768,610	$42,401,547
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP International Capital Appreciation Portfolio	408,074,147	402,050,940
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$3,959
Service Class 2	207,186
$211,145

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$103,651.06
Service Class	2,495.06
Service Class 2	52,211.06
Investor Class	439,216.14
	$597,573

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP International Capital Appreciation Portfolio	.0481

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP International Capital Appreciation Portfolio	.05

Subsequent Event - Management Fee.
Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.
Maximum Management Fee Rate %
Initial Class	.74
Service Class	.74
Service Class 2.74
Investor Class	.82

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) will be amended to provide that the investment adviser will pay FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP International Capital Appreciation Portfolio	$409

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP International Capital Appreciation Portfolio	Borrower	$ 6,297,308	4.81%	$10,940

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP International Capital Appreciation Portfolio	9,848,950	29,533,477	1,189,914
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP International Capital Appreciation Portfolio	$981
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP International Capital Appreciation Portfolio	$318	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $33,604.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP International Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$653,377	$11,449,265
Service Class	10,008	318,546
Service Class 2	141,561	4,333,408
Investor Class	963,664	26,300,328
Total	$1,768,610	$42,401,547
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP International Capital Appreciation Portfolio
Initial Class
Shares sold	461,433	864,507	$8,751,478	$13,876,371
Reinvestment of distributions	32,680	569,522	653,377	11,449,265
Shares redeemed	(455,989)	(394,156)	(8,618,997)	(6,847,294)
Net increase (decrease)	38,124	1,039,873	$785,858	$18,478,342
Service Class
Shares sold	19,960	128,416	$372,424	$2,220,532
Reinvestment of distributions	487	15,480	9,735	310,614
Shares redeemed	(61,838)	(119,224)	(1,175,502)	(1,977,946)
Net increase (decrease)	(41,391)	24,672	$(793,343)	$553,200
Service Class 2
Shares sold	1,541,977	1,432,912	$29,210,824	$25,072,392
Reinvestment of distributions	7,150	217,445	141,561	4,333,408
Shares redeemed	(755,176)	(388,375)	(14,219,614)	(6,870,808)
Net increase (decrease)	793,951	1,261,982	$15,132,771	$22,534,992
Investor Class
Shares sold	1,485,936	475,827	$28,031,009	$8,946,530
Reinvestment of distributions	48,643	1,317,861	963,664	26,300,327
Shares redeemed	(1,989,473)	(2,708,247)	(37,476,251)	(45,987,087)
Net increase (decrease)	(454,894)	(914,559)	$(8,481,578)	$(10,740,230)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP International Capital Appreciation Portfolio	57%	1	25%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP International Capital Appreciation Portfolio (one of the funds constituting Variable Insurance Products Fund II, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP International Capital Appreciation Portfolio
Initial Class **	.81%
Actual		$ 1,000	$ 1,075.10	$ 4.24
Hypothetical-B		$ 1,000	$ 1,021.12	$ 4.13
Service Class **	.91%
Actual		$ 1,000	$ 1,074.80	$ 4.76
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Service Class 2	1.06%
Actual		$ 1,000	$ 1,073.80	$ 5.54
Hypothetical-B		$ 1,000	$ 1,019.86	$ 5.40
Investor Class **	.89%
Actual		$ 1,000	$ 1,075.10	$ 4.66
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP International Capital Appreciation Portfolio
Initial Class	.76%
Actual		$ 3.98
Hypothetical- B		$ 3.87
Service Class	.86%
Actual		$ 4.50
Hypothetical- B		$ 4.38
Investor Class	.85%
Actual		$ 4.45
Hypothetical- B		$ 4.33

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Initial Class designates 8% and 15%; Service Class designates 0% and 20%; Service Class 2 designates 0% and 27%; and Investor Class designates 12%, and 18%; of the dividends distributed in February and November 2023 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Capital Appreciation Portfolio
Initial Class	11/29/2023	$0.0870	$0.0247
Service Class	11/29/2023	$0.0681	$0.0247
Service Class 2	11/29/2023	$0.0492	$0.0247
Investor Class	11/29/2023	$0.0735	$0.0247

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP International Capital Appreciation Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.811843.119
VIPCAP-ANN-0224
Fidelity® Variable Insurance Products:

VIP Disciplined Small Cap Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	20.96%	11.83%	7.49%
Service Class	20.83%	11.70%	7.38%
Service Class 2	20.67%	11.54%	7.21%
Investor Class	20.85%	11.73%	7.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communications services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending December 31, 2023, the fund's share classes gained approximately 21%, versus the 16.93% return of the benchmark Russell 2000 Index. Relative to the benchmark, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in consumer discretionary also helped, as well as picks in consumer staples and communication services. The top individual relative contributor was an overweight in Super Micro Computer (+244%), the fund's largest holding. A second notable relative contributor was an overweight in Duolingo (+220%), which was also among the biggest holdings as of period end. An overweight in Installed Building Products (+116%) also contributed and was one of the fund's largest holdings. In contrast, the biggest detractor from performance versus the benchmark was stock selection in real estate. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also detracting from our result was stock selection and an overweight in materials. The biggest individual relative detractor was an overweight in Commscope Holding (-62%). The second-largest relative detractor was an overweight in 2U (-81%), to which we increased exposure this period. An overweight in National Vision Holdings (-46%) also detracted. Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to consumer discretionary.
Note to shareholders:
After nearly 30 years in the industry, portfolio manager Max Kaufmann has decided to retire from Fidelity effective March 31, 2024. On February 2, 2024, George Liu assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Super Micro Computer, Inc.	1.0
Qualys, Inc.	0.8
Matador Resources Co.	0.7
Duolingo, Inc.	0.7
Coca-Cola Bottling Co. Consolidated	0.7
Option Care Health, Inc.	0.7
Installed Building Products, Inc.	0.7
M/I Homes, Inc.	0.7
Watts Water Technologies, Inc. Class A	0.7
Ameris Bancorp	0.7
7.4

Market Sectors (% of Fund's net assets)

Industrials	17.7
Financials	16.2
Health Care	14.5
Information Technology	14.3
Consumer Discretionary	12.4
Energy	6.3
Materials	4.4
Real Estate	4.3
Communication Services	3.5
Consumer Staples	2.1
Utilities	1.5

Asset Allocation (% of Fund's net assets)

Futures - 2.5%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.8%
ATN International, Inc.	5,998	233,742
Bandwidth, Inc. (a)	52,951	766,201
EchoStar Holding Corp. Class A (a)(b)	36,215	600,083
Lumen Technologies, Inc. (a)	469,276	858,775
Ooma, Inc. (a)	52,878	567,381
		3,026,182
Entertainment - 0.7%
Lions Gate Entertainment Corp.:
Class A (a)(b)	76,662	835,616
Class B (a)	80,298	818,237
Madison Square Garden Entertainment Corp.	24,167	768,269
		2,422,122
Interactive Media & Services - 1.1%
Bumble, Inc. (a)	27,821	410,082
Eventbrite, Inc. (a)	21,149	176,806
TrueCar, Inc. (a)	134,139	464,121
Vimeo, Inc. (a)	235,663	923,799
Yelp, Inc. (a)	47,318	2,240,034
Zedge, Inc. (a)	11,195	26,308
		4,241,150
Media - 0.6%
John Wiley & Sons, Inc. Class A	59,353	1,883,864
TEGNA, Inc.	32,808	501,962
		2,385,826
Wireless Telecommunication Services - 0.3%
Telephone & Data Systems, Inc.	61,038	1,120,047
TOTAL COMMUNICATION SERVICES		13,195,327
CONSUMER DISCRETIONARY - 12.4%
Automobile Components - 0.7%
Cooper-Standard Holding, Inc. (a)	24,721	483,048
The Goodyear Tire & Rubber Co. (a)	112,441	1,610,155
Visteon Corp. (a)	3,090	385,941
		2,479,144
Automobiles - 0.6%
Winnebago Industries, Inc. (b)	31,299	2,281,071
Broadline Retail - 0.3%
ContextLogic, Inc. (a)(b)	51,873	308,644
Dillard's, Inc. Class A (b)	1,715	692,260
		1,000,904
Diversified Consumer Services - 1.1%
2U, Inc. (a)(b)	129,390	159,150
Duolingo, Inc. (a)	11,826	2,682,728
Frontdoor, Inc. (a)	32,464	1,143,382
		3,985,260
Hotels, Restaurants & Leisure - 1.9%
Carrols Restaurant Group, Inc.	63,931	503,776
Dine Brands Global, Inc.	2,223	110,372
Everi Holdings, Inc. (a)	50,397	567,974
International Game Technology PLC (b)	55,291	1,515,526
Light & Wonder, Inc. Class A (a)	15,262	1,253,163
Red Robin Gourmet Burgers, Inc. (a)(b)	35,700	445,179
Sabre Corp. (a)	196,765	865,766
Texas Roadhouse, Inc. Class A	1,378	168,433
Wingstop, Inc.	7,400	1,898,692
		7,328,881
Household Durables - 3.9%
Cavco Industries, Inc. (a)	3,348	1,160,484
Flexsteel Industries, Inc.	11,896	224,240
Green Brick Partners, Inc. (a)	22,628	1,175,298
Installed Building Products, Inc. (b)	14,145	2,585,989
KB Home	10,158	634,469
M.D.C. Holdings, Inc.	17,579	971,240
M/I Homes, Inc. (a)	18,747	2,582,212
Meritage Homes Corp.	12,761	2,222,966
Taylor Morrison Home Corp. (a)	17,542	935,866
TRI Pointe Homes, Inc. (a)	50,339	1,782,001
Worthington Enterprises, Inc.	9,421	542,179
		14,816,944
Leisure Products - 0.0%
Bowflex, Inc. (a)	55,684	42,877
Sturm, Ruger & Co., Inc.	1,400	63,630
		106,507
Specialty Retail - 3.8%
Abercrombie & Fitch Co. Class A (a)	22,080	1,947,898
Asbury Automotive Group, Inc. (a)	2,507	564,000
CarParts.com, Inc. (a)	134,272	424,300
Carvana Co. Class A (a)	39,304	2,080,754
Foot Locker, Inc.	2,449	76,286
Group 1 Automotive, Inc.	1,634	497,945
Murphy U.S.A., Inc.	4,647	1,656,934
National Vision Holdings, Inc. (a)	48,312	1,011,170
Sally Beauty Holdings, Inc. (a)	55,467	736,602
Sonic Automotive, Inc. Class A (sub. vtg.) (b)	21,624	1,215,485
Stitch Fix, Inc. (a)	64,403	229,919
The Container Store Group, Inc. (a)	40,087	91,398
The ODP Corp. (a)	34,742	1,955,975
Upbound Group, Inc.	23,983	814,703
Urban Outfitters, Inc. (a)	21,503	767,442
Winmark Corp.	300	125,265
		14,196,076
Textiles, Apparel & Luxury Goods - 0.1%
Lakeland Industries, Inc.	15,415	285,794
Rocky Brands, Inc.	4,032	121,686
		407,480
TOTAL CONSUMER DISCRETIONARY		46,602,267
CONSUMER STAPLES - 2.1%
Beverages - 1.2%
Coca-Cola Bottling Co. Consolidated	2,861	2,656,152
Primo Water Corp.	120,718	1,816,806
		4,472,958
Consumer Staples Distribution & Retail - 0.3%
Andersons, Inc.	5,280	303,811
Ingles Markets, Inc. Class A	8,121	701,411
Natural Grocers by Vitamin Cottage, Inc.	14,527	232,432
PriceSmart, Inc.	1,211	91,770
		1,329,424
Food Products - 0.2%
Fresh Del Monte Produce, Inc.	15,564	408,555
The J.M. Smucker Co.	276	34,881
Vital Farms, Inc. (a)	10,300	161,607
		605,043
Personal Care Products - 0.2%
elf Beauty, Inc. (a)	3,982	574,762
Herbalife Ltd. (a)	6,014	91,774
		666,536
Tobacco - 0.2%
Turning Point Brands, Inc.	9,492	249,829
Vector Group Ltd.	49,992	563,910
		813,739
TOTAL CONSUMER STAPLES		7,887,700
ENERGY - 6.3%
Energy Equipment & Services - 2.1%
Archrock, Inc.	16,543	254,762
Borr Drilling Ltd.	24,238	178,392
Bristow Group, Inc. (a)	12,449	351,933
Championx Corp.	3,752	109,596
DMC Global, Inc. (a)	186	3,501
Helix Energy Solutions Group, Inc. (a)	89,947	924,655
Helmerich & Payne, Inc. (b)	3,975	143,975
Kodiak Gas Services, Inc.	8,851	177,728
Nabors Industries Ltd. warrants 6/11/26 (a)	5,910	62,055
Oceaneering International, Inc. (a)	60,522	1,287,908
Oil States International, Inc. (a)	29,290	198,879
Patterson-UTI Energy, Inc.	25,488	275,270
Tidewater, Inc. (a)	25,509	1,839,454
U.S. Silica Holdings, Inc. (a)	23,244	262,890
Weatherford International PLC (a)	20,299	1,985,851
		8,056,849
Oil, Gas & Consumable Fuels - 4.2%
Ardmore Shipping Corp.	25,245	355,702
Callon Petroleum Co. (a)	11,427	370,235
Civitas Resources, Inc.	19,725	1,348,796
CONSOL Energy, Inc.	2,499	251,224
CVR Energy, Inc. (b)	12,470	377,841
Delek U.S. Holdings, Inc.	40,808	1,052,846
DHT Holdings, Inc.	35,758	350,786
Equitrans Midstream Corp.	53,474	544,365
FutureFuel Corp.	21,799	132,538
Green Plains, Inc. (a)	64,826	1,634,912
Magnolia Oil & Gas Corp. Class A	39,636	843,850
Matador Resources Co.	47,838	2,720,069
Murphy Oil Corp.	56,591	2,414,172
PBF Energy, Inc. Class A	8,391	368,868
Permian Resource Corp. Class A	70,218	954,965
Scorpio Tankers, Inc.	8,551	519,901
Teekay Tankers Ltd.	11,988	599,040
Uranium Energy Corp. (a)	50,946	326,054
Vitesse Energy, Inc. (b)	18,625	407,701
W&T Offshore, Inc. (b)	27,683	90,247
		15,664,112
TOTAL ENERGY		23,720,961
FINANCIALS - 16.2%
Banks - 7.6%
1st Source Corp.	9,632	529,278
Ameris Bancorp	47,268	2,507,567
Atlantic Union Bankshares Corp.	23,040	841,882
Axos Financial, Inc. (a)	23,035	1,257,711
BancFirst Corp.	22,473	2,187,297
Bancorp, Inc., Delaware (a)	15,250	588,040
Banner Corp.	14,229	762,105
Berkshire Hills Bancorp, Inc.	28,717	713,043
Byline Bancorp, Inc.	6,531	153,870
Capital City Bank Group, Inc.	1,334	39,260
Cathay General Bancorp	6,789	302,586
Central Pacific Financial Corp.	18,538	364,828
City Holding Co.	1,096	120,845
Community Trust Bancorp, Inc.	5,717	250,748
CVB Financial Corp. (b)	71,626	1,446,129
Financial Institutions, Inc.	12,223	260,350
First Bancorp, Puerto Rico	89,643	1,474,627
First Busey Corp.	27,891	692,255
First Commonwealth Financial Corp.	17,345	267,807
First Financial Bankshares, Inc.	29,685	899,456
Fulton Financial Corp.	9,679	159,316
Great Southern Bancorp, Inc. (b)	16,726	992,688
Hancock Whitney Corp.	2,214	107,578
Heartland Financial U.S.A., Inc.	19,179	721,322
Lakeland Financial Corp.	28,046	1,827,477
Mercantile Bank Corp.	1,897	76,601
Midland States Bancorp, Inc.	7,748	213,535
NBT Bancorp, Inc.	4,672	195,804
Northwest Bancshares, Inc.	37,435	467,189
OFG Bancorp	20,679	775,049
Peapack-Gladstone Financial Corp.	8,641	257,675
Preferred Bank, Los Angeles	346	25,275
Provident Financial Services, Inc.	74,196	1,337,754
Renasant Corp.	30,419	1,024,512
Sierra Bancorp	11,332	255,537
Simmons First National Corp. Class A	42,419	841,593
Stellar Bancorp, Inc.	19,139	532,830
UMB Financial Corp.	10,022	837,338
Univest Corp. of Pennsylvania	10,256	225,940
WaFd, Inc.	9,698	319,646
WesBanco, Inc.	25,169	789,552
Westamerica Bancorp.	15,855	894,381
		28,538,276
Capital Markets - 3.1%
Assetmark Financial Holdings, Inc. (a)	48,612	1,455,929
BGC Group, Inc. Class A	282,269	2,037,982
Donnelley Financial Solutions, Inc. (a)	5,238	326,694
Federated Hermes, Inc.	53,753	1,820,077
Open Lending Corp. (a)	16,718	142,270
Oppenheimer Holdings, Inc. Class A (non-vtg.)	3,734	154,289
Stifel Financial Corp.	17,019	1,176,864
StoneX Group, Inc. (a)	27,568	2,035,345
Virtus Investment Partners, Inc.	8,060	1,948,586
WisdomTree Investments, Inc.	97,138	673,166
		11,771,202
Consumer Finance - 0.8%
EZCORP, Inc. (non-vtg.) Class A (a)(b)	6,875	60,088
Green Dot Corp. Class A (a)	15,145	149,936
LendingTree, Inc. (a)	15,935	483,149
PRA Group, Inc. (a)	13,772	360,826
PROG Holdings, Inc. (a)	56,956	1,760,510
Regional Management Corp.	9,008	225,921
		3,040,430
Financial Services - 1.8%
Compass Diversified Holdings	17,809	399,812
Essent Group Ltd.	12,737	671,749
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	7,915	1,513,506
i3 Verticals, Inc. Class A (a)	8,428	178,421
Marqeta, Inc. Class A (a)	92,952	648,805
NMI Holdings, Inc. (a)	28,335	840,983
Payoneer Global, Inc. (a)	74,002	385,550
Paysafe Ltd. (a)	26,559	339,690
Remitly Global, Inc. (a)	37,023	718,987
StoneCo Ltd. Class A (a)	42,968	774,713
Waterstone Financial, Inc.	21,475	304,945
		6,777,161
Insurance - 2.2%
American Equity Investment Life Holding Co.	5,026	280,451
Amerisafe, Inc.	8,341	390,192
Employers Holdings, Inc.	11,126	438,364
F&G Annuities & Life, Inc.	3,069	141,174
Goosehead Insurance (a)	26,576	2,014,461
Kinsale Capital Group, Inc.	4,418	1,479,632
Oscar Health, Inc. (a)	103,543	947,418
Selective Insurance Group, Inc.	21,927	2,181,298
Trupanion, Inc. (a)(b)	5,694	173,724
		8,046,714
Mortgage Real Estate Investment Trusts - 0.7%
Apollo Commercial Real Estate Finance, Inc. (b)	31,105	365,173
BrightSpire Capital, Inc.	39,757	295,792
KKR Real Estate Finance Trust, Inc. (b)	84,301	1,115,302
Ladder Capital Corp. Class A	29,378	338,141
TPG RE Finance Trust, Inc. (b)	49,922	324,493
		2,438,901
TOTAL FINANCIALS		60,612,684
HEALTH CARE - 14.5%
Biotechnology - 6.7%
2seventy bio, Inc. (a)(b)	29,744	127,007
ACADIA Pharmaceuticals, Inc. (a)	25,003	782,844
Adaptimmune Therapeutics PLC sponsored ADR (a)	54,536	43,247
Adicet Bio, Inc. (a)	45,925	86,798
Adverum Biotechnologies, Inc. (a)	113,644	85,551
Affimed NV (a)	44,681	27,926
Agenus, Inc.	257,544	213,221
Agios Pharmaceuticals, Inc. (a)	1,047	23,317
Akebia Therapeutics, Inc. (a)(b)	241,442	299,388
Alector, Inc. (a)	24,426	194,919
Alkermes PLC (a)	30,194	837,582
Allakos, Inc. (a)	64,744	176,751
Allovir, Inc. (a)	42,827	29,114
Altimmune, Inc. (a)(b)	12,775	143,719
Amicus Therapeutics, Inc. (a)	57,280	812,803
Anika Therapeutics, Inc. (a)	4,450	100,837
Annexon, Inc. (a)	40,152	182,290
Arbutus Biopharma Corp. (a)(b)	75,296	188,240
Arcturus Therapeutics Holdings, Inc. (a)	12,935	407,841
Arcus Biosciences, Inc. (a)	10,468	199,939
Arcutis Biotherapeutics, Inc. (a)(b)	57,326	185,163
Arrowhead Pharmaceuticals, Inc. (a)	8,188	250,553
Assembly Biosciences, Inc. (a)(b)	48,169	39,503
Atara Biotherapeutics, Inc. (a)	240,778	123,471
Atreca, Inc. (a)(b)	11,775	1,554
Avid Bioservices, Inc. (a)	9,753	63,395
Beam Therapeutics, Inc. (a)	3,351	91,214
BioCryst Pharmaceuticals, Inc. (a)	51,693	309,641
Biohaven Ltd. (a)	15,934	681,975
bluebird bio, Inc. (a)(b)	62,647	86,453
Blueprint Medicines Corp. (a)	5,949	548,736
Bolt Biotherapeutics, Inc. (a)(b)	27,696	31,020
BridgeBio Pharma, Inc. (a)	11,496	464,094
CareDx, Inc. (a)	26,599	319,188
Carisma Therapeutics, Inc. (b)	8,292	24,296
Carisma Therapeutics, Inc. rights (a)(c)	165,842	2
Cartesian Therapeutics, Inc. (b)	46,724	32,212
Cartesian Therapeutics, Inc. rights (a)(b)(c)	46,724	8,410
Catalyst Pharmaceutical Partners, Inc. (a)	1,827	30,712
Celldex Therapeutics, Inc. (a)	1,866	74,006
Cerevel Therapeutics Holdings (a)	678	28,747
Cogent Biosciences, Inc. (a)	16,358	96,185
Coherus BioSciences, Inc. (a)(b)	73,486	244,708
Corbus Pharmaceuticals Holdings, Inc. (a)	1,376	8,311
Crinetics Pharmaceuticals, Inc. (a)	3,461	123,142
Cytokinetics, Inc. (a)	8,854	739,220
CytomX Therapeutics, Inc. (a)(b)	58,459	90,611
Denali Therapeutics, Inc. (a)	11,605	249,043
Design Therapeutics, Inc. (a)	25,200	66,780
Disc Medicine, Inc. (a)	3,200	184,832
Dynavax Technologies Corp. (a)(b)	4,990	69,760
Dyne Therapeutics, Inc. (a)	11,959	159,055
Eagle Pharmaceuticals, Inc. (a)	6,814	35,637
Editas Medicine, Inc. (a)	31,473	318,821
Enanta Pharmaceuticals, Inc. (a)	12,185	114,661
Erasca, Inc. (a)	54,560	116,213
Fate Therapeutics, Inc. (a)	65,499	244,966
FibroGen, Inc. (a)	99,250	87,965
Fortress Biotech, Inc. (a)(b)	20,629	62,093
Gritstone Bio, Inc. (a)	42,382	86,459
Halozyme Therapeutics, Inc. (a)	14,705	543,497
Heron Therapeutics, Inc. (a)(b)	98,251	167,027
Homology Medicines, Inc. (a)(b)	22,439	13,643
Ideaya Biosciences, Inc. (a)	2,303	81,941
ImmunoGen, Inc. (a)	23,940	709,821
Immunovant, Inc. (a)	5,218	219,834
Insmed, Inc. (a)	27,232	843,920
Intellia Therapeutics, Inc. (a)	8,392	255,872
Iovance Biotherapeutics, Inc. (a)	10,104	82,146
Ironwood Pharmaceuticals, Inc. Class A (a)	37,743	431,780
Jounce Therapeutics, Inc. rights (a)(c)	67,389	1
Kalvista Pharmaceuticals, Inc. (a)	20,394	249,827
Karyopharm Therapeutics, Inc. (a)(b)	94,334	81,599
Kodiak Sciences, Inc. (a)	60,080	182,643
Krystal Biotech, Inc. (a)	1,843	228,643
Kura Oncology, Inc. (a)	26,467	380,595
Macrogenics, Inc. (a)(b)	35,660	343,049
Madrigal Pharmaceuticals, Inc. (a)	1,128	260,997
Mersana Therapeutics, Inc. (a)	179,292	415,957
MiMedx Group, Inc. (a)	33,303	292,067
Mirum Pharmaceuticals, Inc. (a)	8,466	249,916
Mural Oncology PLC	3,019	17,872
Mustang Bio, Inc. (a)(b)	2,545	3,436
Myriad Genetics, Inc. (a)	4,030	77,134
Nkarta, Inc. (a)(b)	58,366	385,216
Nurix Therapeutics, Inc. (a)(b)	23,982	247,494
Oncternal Therapeutics, Inc. rights (a)(c)	466	0
Organogenesis Holdings, Inc. Class A (a)	30,019	122,778
ORIC Pharmaceuticals, Inc. (a)	45,240	416,208
Ovid Therapeutics, Inc. (a)	41,092	132,316
Passage Bio, Inc. (a)	21,054	21,265
Precigen, Inc. (a)	111,048	148,804
Protagonist Therapeutics, Inc. (a)	16,139	370,067
Prothena Corp. PLC (a)	1,607	58,398
PTC Therapeutics, Inc. (a)	16,179	445,893
Puma Biotechnology, Inc. (a)(b)	22,568	97,719
RAPT Therapeutics, Inc. (a)	4,926	122,411
Recursion Pharmaceuticals, Inc. (a)	12,472	122,974
Relay Therapeutics, Inc. (a)(b)	32,246	355,028
Revolution Medicines, Inc. (a)	13,698	392,859
Rhythm Pharmaceuticals, Inc. (a)	2,374	109,133
Rigel Pharmaceuticals, Inc. (a)	67,503	97,879
Rocket Pharmaceuticals, Inc. (a)	17,393	521,268
Sana Biotechnology, Inc. (a)	31,639	129,087
Sangamo Therapeutics, Inc. (a)	99,372	53,989
Surface Oncology, Inc. rights (a)(c)	32,938	0
Sutro Biopharma, Inc. (a)	27,300	117,117
Syndax Pharmaceuticals, Inc. (a)	15,827	342,021
TG Therapeutics, Inc. (a)	7,229	123,471
Travere Therapeutics, Inc. (a)	31,202	280,506
Twist Bioscience Corp. (a)	7,010	258,389
Vanda Pharmaceuticals, Inc. (a)	49,378	208,375
Vaxcyte, Inc. (a)	9,619	604,073
Vera Therapeutics, Inc. (a)	17,909	275,440
Veracyte, Inc. (a)(b)	3,655	100,549
Vericel Corp. (a)	1,803	64,205
Voyager Therapeutics, Inc. (a)	28,887	243,806
Xbiotech, Inc. (a)(b)	7,080	28,320
Y-mAbs Therapeutics, Inc. (a)	12,500	85,250
Zentalis Pharmaceuticals, Inc. (a)	15,141	229,386
Zymeworks, Inc. (a)	9,000	93,510
		24,994,562
Health Care Equipment & Supplies - 3.7%
Accuray, Inc. (a)	178,351	504,733
Angiodynamics, Inc. (a)	8,400	65,856
Artivion, Inc. (a)	31,076	555,639
Atricure, Inc. (a)	35,003	1,249,257
Avanos Medical, Inc. (a)	62,572	1,403,490
Cerus Corp. (a)	150,117	324,253
Inari Medical, Inc. (a)	15,502	1,006,390
Integer Holdings Corp. (a)	1,976	195,782
IRadimed Corp.	3,935	186,794
Lantheus Holdings, Inc. (a)	31,107	1,928,634
LivaNova PLC (a)	5,779	299,005
Merit Medical Systems, Inc. (a)	21,889	1,662,688
Omnicell, Inc. (a)	37,094	1,395,847
SurModics, Inc. (a)	14,925	542,524
Tactile Systems Technology, Inc. (a)(b)	16,152	230,974
Varex Imaging Corp. (a)	13,302	272,691
Zimvie, Inc. (a)	110,488	1,961,162
		13,785,719
Health Care Providers & Services - 1.9%
23andMe Holding Co. Class A (a)	302,271	276,125
Addus HomeCare Corp. (a)	5,071	470,842
Guardant Health, Inc. (a)	26,205	708,845
HealthEquity, Inc. (a)	2,510	166,413
National Healthcare Corp. (b)	16,781	1,550,900
Option Care Health, Inc. (a)	77,862	2,623,171
Patterson Companies, Inc.	33,529	953,900
The Ensign Group, Inc.	3,281	368,161
		7,118,357
Health Care Technology - 0.5%
HealthStream, Inc.	38,938	1,052,494
Phreesia, Inc. (a)	37,164	860,347
		1,912,841
Life Sciences Tools & Services - 0.3%
Adaptive Biotechnologies Corp. (a)	44,294	217,041
Codexis, Inc. (a)	29,133	88,856
Medpace Holdings, Inc. (a)	1,349	413,509
Nanostring Technologies, Inc. (a)(b)	42,707	31,962
OmniAb, Inc. (a)	43,582	268,901
Pacific Biosciences of California, Inc. (a)	19,670	192,963
		1,213,232
Pharmaceuticals - 1.4%
Amneal Intermediate, Inc. (a)	62,803	381,214
Amphastar Pharmaceuticals, Inc. (a)	3,841	237,566
Amylyx Pharmaceuticals, Inc. (a)	6,594	97,064
Arvinas Holding Co. LLC (a)	11,535	474,781
Atea Pharmaceuticals, Inc. (a)	21,416	65,319
Axsome Therapeutics, Inc. (a)	2,782	221,419
Cara Therapeutics, Inc. (a)	54,590	40,560
Corcept Therapeutics, Inc. (a)	15,260	495,645
CymaBay Therapeutics, Inc. (a)	13,026	307,674
Esperion Therapeutics, Inc. (a)(b)	39,439	117,923
Eyepoint Pharmaceuticals, Inc. (a)	13,054	301,678
Intra-Cellular Therapies, Inc. (a)	10,097	723,147
Ligand Pharmaceuticals, Inc. Class B (a)	4,248	303,392
NGM Biopharmaceuticals, Inc. (a)	15,944	13,696
Ocular Therapeutix, Inc. (a)	24,096	107,468
Odonate, Inc. (a)(b)(c)	19	57,000
Pacira Biosciences, Inc. (a)	7,343	247,753
Phibro Animal Health Corp. Class A	8,457	97,932
Prestige Brands Holdings, Inc. (a)	12,047	737,517
Relmada Therapeutics, Inc. (a)	29,525	122,234
Supernus Pharmaceuticals, Inc. (a)	1,473	42,629
Terns Pharmaceuticals, Inc. (a)	19,792	128,450
WAVE Life Sciences (a)	28,504	143,945
		5,466,006
TOTAL HEALTH CARE		54,490,717
INDUSTRIALS - 17.7%
Aerospace & Defense - 0.4%
AAR Corp. (a)	7,983	498,139
Astronics Corp. (a)	26,200	456,404
Park Aerospace Corp.	6,097	89,626
Rocket Lab U.S.A., Inc. Class A (a)(b)	60,182	332,806
Virgin Galactic Holdings, Inc. (a)(b)	51,733	126,746
		1,503,721
Air Freight & Logistics - 0.3%
Forward Air Corp.	18,979	1,193,210
Building Products - 1.6%
American Woodmark Corp. (a)	2,867	266,201
Apogee Enterprises, Inc.	23,484	1,254,280
Griffon Corp.	19,528	1,190,232
Janus International Group, Inc. (a)	117,398	1,532,044
Jeld-Wen Holding, Inc. (a)	32,756	618,433
Masonite International Corp. (a)	2,000	169,320
Resideo Technologies, Inc. (a)	43,526	819,159
Simpson Manufacturing Co. Ltd.	1,400	277,172
		6,126,841
Commercial Services & Supplies - 2.2%
ABM Industries, Inc.	10,832	485,599
ACV Auctions, Inc. Class A (a)	47,112	713,747
Brady Corp. Class A	28,365	1,664,742
CECO Environmental Corp. (a)	3,683	74,691
Cimpress PLC (a)	26,595	2,128,930
Interface, Inc.	37,413	472,152
Liquidity Services, Inc. (a)	2,800	48,188
Millerknoll, Inc.	37,556	1,001,994
Steelcase, Inc. Class A	9,536	128,927
The Brink's Co.	17,945	1,578,263
		8,297,233
Construction & Engineering - 1.7%
Arcosa, Inc.	7,873	650,625
Comfort Systems U.S.A., Inc.	4,393	903,508
Dycom Industries, Inc. (a)	3,626	417,316
EMCOR Group, Inc.	7,848	1,690,695
Fluor Corp. (a)	38,396	1,503,971
Limbach Holdings, Inc. (a)	21,430	974,422
Sterling Construction Co., Inc. (a)	1,075	94,525
		6,235,062
Electrical Equipment - 2.6%
Array Technologies, Inc. (a)	19,081	320,561
Atkore, Inc. (a)	11,975	1,916,000
Encore Wire Corp. (b)	3,782	807,835
EnerSys	23,798	2,402,646
Enovix Corp. (a)(b)	4,390	54,963
LSI Industries, Inc.	25,978	365,770
Nextracker, Inc. Class A	3,847	180,232
Powell Industries, Inc.	6,270	554,268
Preformed Line Products Co.	7,159	958,304
Thermon Group Holdings, Inc. (a)	53,323	1,736,730
Vicor Corp. (a)	11,083	498,070
		9,795,379
Ground Transportation - 0.2%
ArcBest Corp.	949	114,079
Marten Transport Ltd.	28,252	592,727
TuSimple Holdings, Inc. (a)(b)	59,160	51,931
		758,737
Machinery - 3.2%
3D Systems Corp. (a)	22,669	143,948
Alamo Group, Inc.	10,131	2,129,435
Albany International Corp. Class A	4,938	485,010
Enerpac Tool Group Corp. Class A	20,286	630,692
Gorman-Rupp Co.	4,802	170,615
Hillenbrand, Inc.	1,919	91,824
Hurco Companies, Inc.	12,639	272,118
Hyster-Yale Materials Handling, Inc. Class A	14,164	880,859
L.B. Foster Co. Class A (a)	3,644	80,132
Lindsay Corp.	805	103,974
Mueller Water Products, Inc. Class A	13,291	191,390
Proto Labs, Inc. (a)	9,065	353,172
SPX Technologies, Inc. (a)	9,577	967,373
Tennant Co.	6,463	599,055
Terex Corp.	42,210	2,425,387
Watts Water Technologies, Inc. Class A	12,101	2,521,122
		12,046,106
Marine Transportation - 0.6%
Matson, Inc.	20,670	2,265,432
Passenger Airlines - 0.6%
Joby Aviation, Inc. (a)(b)	14,530	96,625
Mesa Air Group, Inc. (a)	47,931	48,410
SkyWest, Inc. (a)	36,145	1,886,769
		2,031,804
Professional Services - 2.7%
Barrett Business Services, Inc.	8,435	976,773
Conduent, Inc. (a)	19,026	69,445
CRA International, Inc.	6,340	626,709
CSG Systems International, Inc.	32,331	1,720,333
ExlService Holdings, Inc. (a)	80,880	2,495,148
Heidrick & Struggles International, Inc.	1,246	36,794
Huron Consulting Group, Inc. (a)	11,705	1,203,274
Insperity, Inc.	1,347	157,895
Parsons Corp. (a)	15,767	988,749
Planet Labs PBC Class A (a)	53,895	133,121
TriNet Group, Inc. (a)	1,102	131,061
Ttec Holdings, Inc.	1,764	38,226
Upwork, Inc. (a)	104,416	1,552,666
		10,130,194
Trading Companies & Distributors - 1.6%
Alta Equipment Group, Inc.	9,930	122,834
Applied Industrial Technologies, Inc.	4,411	761,736
Beacon Roofing Supply, Inc. (a)	10,426	907,271
Boise Cascade Co.	960	124,186
DXP Enterprises, Inc. (a)	6,568	221,342
Global Industrial Co.	22,403	870,133
H&E Equipment Services, Inc.	26,641	1,393,857
MRC Global, Inc. (a)	17,629	194,095
Rush Enterprises, Inc. Class A	25,993	1,307,448
		5,902,902
TOTAL INDUSTRIALS		66,286,621
INFORMATION TECHNOLOGY - 14.3%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	329,027	927,856
Extreme Networks, Inc. (a)	19,612	345,956
		1,273,812
Electronic Equipment, Instruments & Components - 3.4%
Arlo Technologies, Inc. (a)	21,477	204,461
Badger Meter, Inc.	7,547	1,165,030
Bel Fuse, Inc. Class B (non-vtg.)	2,264	151,167
Belden, Inc.	24,464	1,889,844
Benchmark Electronics, Inc.	33,154	916,377
Fabrinet (a)	11,953	2,275,014
FARO Technologies, Inc. (a)	19,348	435,910
Itron, Inc. (a)	15,356	1,159,532
Kimball Electronics, Inc. (a)	36,050	971,548
Napco Security Technologies, Inc.	8,000	274,000
PC Connection, Inc.	11,739	788,978
Sanmina Corp. (a)	41,256	2,119,321
ScanSource, Inc. (a)	7,102	281,310
		12,632,492
Semiconductors & Semiconductor Equipment - 2.3%
Axcelis Technologies, Inc. (a)	10,091	1,308,702
CEVA, Inc. (a)	1,183	26,866
Diodes, Inc. (a)	14,383	1,158,119
Lattice Semiconductor Corp. (a)	21,220	1,463,968
MaxLinear, Inc. Class A (a)	42,625	1,013,196
PDF Solutions, Inc. (a)	46,708	1,501,195
Photronics, Inc. (a)	56,329	1,767,041
Rambus, Inc. (a)	7,858	536,309
		8,775,396
Software - 7.3%
8x8, Inc. (a)	361,984	1,368,300
AppFolio, Inc. (a)	3,761	651,556
Aurora Innovation, Inc. (a)(b)	59,534	260,164
Blackbaud, Inc. (a)	14,022	1,215,707
BlackLine, Inc. (a)	19,923	1,243,992
Box, Inc. Class A (a)	17,505	448,303
CommVault Systems, Inc. (a)	27,090	2,163,137
Domo, Inc. Class B (a)	98,699	1,015,613
EngageSmart, Inc. (a)	13,427	307,478
Everbridge, Inc. (a)	42,421	1,031,255
LivePerson, Inc. (a)	202,204	766,353
Liveramp Holdings, Inc. (a)	61,718	2,337,878
Pagerduty, Inc. (a)(b)	65,071	1,506,394
Progress Software Corp.	14,657	795,875
PROS Holdings, Inc. (a)	18,055	700,353
Q2 Holdings, Inc. (a)	53,211	2,309,890
Qualys, Inc. (a)	14,833	2,911,421
Rapid7, Inc. (a)	18,235	1,041,219
SecureWorks Corp. (a)	23,853	176,035
Sprout Social, Inc. (a)(b)	9,402	577,659
SPS Commerce, Inc. (a)	11,519	2,232,843
Tenable Holdings, Inc. (a)	19,842	913,923
Upland Software, Inc. (a)	19,729	83,454
Yext, Inc. (a)	57,473	338,516
Zuora, Inc. (a)	94,592	889,165
		27,286,483
Technology Hardware, Storage & Peripherals - 1.0%
IonQ, Inc. (a)(b)	15,485	191,859
Super Micro Computer, Inc. (a)	12,575	3,574,558
		3,766,417
TOTAL INFORMATION TECHNOLOGY		53,734,600
MATERIALS - 4.4%
Chemicals - 1.9%
AdvanSix, Inc.	2,738	82,030
American Vanguard Corp.	47,145	517,181
Balchem Corp.	1,717	255,404
Ecovyst, Inc. (a)	45,200	441,604
H.B. Fuller Co.	13,259	1,079,415
Hawkins, Inc.	4,447	313,158
Innospec, Inc.	12,112	1,492,683
Minerals Technologies, Inc.	31,256	2,228,865
Rayonier Advanced Materials, Inc. (a)	19,537	79,125
Sensient Technologies Corp.	7,948	524,568
Trinseo PLC	12,238	102,432
		7,116,465
Containers & Packaging - 0.4%
Myers Industries, Inc.	67,882	1,327,093
O-I Glass, Inc. (a)	5,069	83,030
		1,410,123
Metals & Mining - 2.0%
Arch Resources, Inc.	1,921	318,771
ATI, Inc. (a)	30,692	1,395,565
Carpenter Technology Corp.	31,664	2,241,811
Constellium NV (a)	44,230	882,831
Materion Corp. (b)	8,011	1,042,471
Olympic Steel, Inc.	2,222	148,207
Ryerson Holding Corp.	1,229	42,622
SunCoke Energy, Inc.	74,468	799,786
Worthington Steel, Inc.	20,552	577,511
		7,449,575
Paper & Forest Products - 0.1%
Clearwater Paper Corp. (a)	12,237	442,000
TOTAL MATERIALS		16,418,163
REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Alexanders, Inc.	1,250	266,963
American Assets Trust, Inc.	59,584	1,341,236
Ashford Hospitality Trust, Inc. (a)(b)	66,780	129,553
Community Healthcare Trust, Inc.	3,462	92,228
Diversified Healthcare Trust (SBI)	45,728	171,023
EastGroup Properties, Inc.	9,301	1,707,106
Empire State Realty Trust, Inc.	124,659	1,207,946
Global Medical REIT, Inc.	68,357	758,763
Global Net Lease, Inc. (b)	61,824	615,149
LXP Industrial Trust (REIT)	73,330	727,434
National Storage Affiliates Trust	6,862	284,567
NexPoint Residential Trust, Inc.	4,319	148,703
Phillips Edison & Co., Inc.	40,549	1,479,228
Physicians Realty Trust	7,259	96,617
Retail Opportunity Investments Corp.	30,216	423,930
Ryman Hospitality Properties, Inc.	21,615	2,378,947
SITE Centers Corp.	32,700	445,701
Tanger Factory Outlet Centers, Inc.	13,291	368,427
Terreno Realty Corp.	38,593	2,418,623
Universal Health Realty Income Trust (SBI)	9,408	406,896
Urban Edge Properties	16,900	309,270
		15,778,310
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	15,982	172,606
Opendoor Technologies, Inc. (a)(b)	36,211	162,225
		334,831
TOTAL REAL ESTATE		16,113,141
UTILITIES - 1.5%
Electric Utilities - 0.5%
Allete, Inc.	21,918	1,340,505
MGE Energy, Inc.	3,534	255,544
PNM Resources, Inc.	3,780	157,248
Portland General Electric Co.	1,422	61,629
		1,814,926
Gas Utilities - 0.3%
New Jersey Resources Corp.	23,193	1,033,944
Independent Power and Renewable Electricity Producers - 0.3%
Altus Power, Inc. Class A (a)(b)	60,531	413,427
Clearway Energy, Inc.:
Class A	17,712	453,073
Class C	17,210	472,070
		1,338,570
Multi-Utilities - 0.0%
Avista Corp.	2,544	90,923
Water Utilities - 0.4%
American States Water Co.	11,831	951,449
Consolidated Water Co., Inc. (b)	5,119	182,236
SJW Group	4,341	283,684
		1,417,369
TOTAL UTILITIES		5,695,732
TOTAL COMMON STOCKS (Cost $312,344,840)		364,757,913

Money Market Funds - 7.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	9,386,205	9,388,082
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	18,622,543	18,624,405
TOTAL MONEY MARKET FUNDS (Cost $28,012,487)		28,012,487

TOTAL INVESTMENT IN SECURITIES - 104.6% (Cost $340,357,327)	392,770,400
NET OTHER ASSETS (LIABILITIES) - (4.6)%	(17,413,939)
NET ASSETS - 100.0%	375,356,461

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	90	Mar 2024	9,214,650	290,373	290,373

The notional amount of futures purchased as a percentage of Net Assets is 2.5%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	7,105,388	90,304,994	88,022,300	492,003	-	-	9,388,082	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	18,738,102	102,870,079	102,983,776	53,464	-	-	18,624,405	0.1%
Total	25,843,490	193,175,073	191,006,076	545,467	-	-	28,012,487

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	13,195,327	13,195,327	-	-
Consumer Discretionary	46,602,267	46,602,267	-	-
Consumer Staples	7,887,700	7,887,700	-	-
Energy	23,720,961	23,720,961	-	-
Financials	60,612,684	60,612,684	-	-
Health Care	54,490,717	54,425,304	-	65,413
Industrials	66,286,621	66,286,621	-	-
Information Technology	53,734,600	53,734,600	-	-
Materials	16,418,163	16,418,163	-	-
Real Estate	16,113,141	16,113,141	-	-
Utilities	5,695,732	5,695,732	-	-

Money Market Funds	28,012,487	28,012,487	-	-
Total Investments in Securities:	392,770,400	392,704,987	-	65,413
Derivative Instruments: Assets
Futures Contracts	290,373	290,373	-	-
Total Assets	290,373	290,373	-	-
Total Derivative Instruments:	290,373	290,373	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	290,373	0
Total Equity Risk	290,373	0
Total Value of Derivatives	290,373	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $17,623,576) - See accompanying schedule:
Unaffiliated issuers (cost $312,344,840)	$364,757,913
Fidelity Central Funds (cost $28,012,487)	28,012,487

Total Investment in Securities (cost $340,357,327)		$392,770,400
Segregated cash with brokers for derivative instruments		539,500
Cash		5,442
Receivable for fund shares sold		558,341
Dividends receivable		371,561
Distributions receivable from Fidelity Central Funds		33,538
Prepaid expenses		338
Other receivables		5,468
Total assets		394,284,588
Liabilities
Payable for fund shares redeemed	$3,708
Accrued management fee	70,694
Distribution and service plan fees payable	5,645
Payable for daily variation margin on futures contracts	130,965
Other affiliated payables	47,900
Other payables and accrued expenses	47,971
Collateral on securities loaned	18,621,244
Total Liabilities		18,928,127
Net Assets		$375,356,461
Net Assets consist of:
Paid in capital		$334,915,927
Total accumulated earnings (loss)		40,440,534
Net Assets		$375,356,461

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($29,417,951 ÷ 1,805,112 shares)		$16.30
Service Class :
Net Asset Value, offering price and redemption price per share ($241,056 ÷ 14,729 shares)		$16.37
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($28,724,359 ÷ 1,759,203 shares)		$16.33
Investor Class :
Net Asset Value, offering price and redemption price per share ($316,973,095 ÷ 19,569,158 shares)		$16.20
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$4,290,920
Income from Fidelity Central Funds (including $53,464 from security lending)		545,467
Total Income		4,836,387
Expenses
Management fee	$1,123,006
Transfer agent fees	423,121
Distribution and service plan fees	55,498
Accounting fees	117,115
Custodian fees and expenses	14,221
Independent trustees' fees and expenses	2,022
Audit	53,112
Legal	13,971
Miscellaneous	1,294
Total expenses before reductions	1,803,360
Expense reductions	(2,764)
Total expenses after reductions		1,800,596
Net Investment income (loss)		3,035,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	9,578,873
Futures contracts	(670,896)
Total net realized gain (loss)		8,907,977
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	49,789,831
Futures contracts	442,335
Total change in net unrealized appreciation (depreciation)		50,232,166
Net gain (loss)		59,140,143
Net increase (decrease) in net assets resulting from operations		$62,175,934
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,035,791	$2,917,184
Net realized gain (loss)	8,907,977	(18,424,598)
Change in net unrealized appreciation (depreciation)	50,232,166	(57,678,824)
Net increase (decrease) in net assets resulting from operations	62,175,934	(73,186,238)
Distributions to shareholders	(3,253,587)	(65,774,280)

Share transactions - net increase (decrease)	6,641,370	41,245,551
Total increase (decrease) in net assets	65,563,717	(97,714,967)

Net Assets
Beginning of period	309,792,744	407,507,711
End of period	$375,356,461	$309,792,744

Financial Highlights
VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.62	$20.38	$17.27	$14.68	$13.07
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.10	.10	.15
Net realized and unrealized gain (loss)	2.69	(3.56)	3.44	2.60	2.81
Total from investment operations	2.84	(3.42)	3.54	2.70	2.96
Distributions from net investment income	(.16)	(.13)	(.08)	(.11)	(.14)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.16)	(3.34)	(.43)	(.11)	(1.35)
Net asset value, end of period	$16.30	$13.62	$20.38	$17.27	$14.68
Total Return C,D	20.96%	(18.23)%	20.66%	18.45%	23.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.49%	.57%	.60%	.59%
Expenses net of fee waivers, if any	.46%	.49%	.57%	.60%	.59%
Expenses net of all reductions	.46%	.49%	.57%	.60%	.59%
Net investment income (loss)	1.00%	.96%	.48%	.77%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$29,418	$25,329	$30,964	$23,919	$23,600
Portfolio turnover rate G	100%	102%	92%	57%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.68	$20.45	$17.33	$14.74	$13.12
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.08	.09	.13
Net realized and unrealized gain (loss)	2.70	(3.58)	3.46	2.59	2.83
Total from investment operations	2.83	(3.45)	3.54	2.68	2.96
Distributions from net investment income	(.14)	(.11)	(.06)	(.09)	(.13)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.14)	(3.32)	(.42) C	(.09)	(1.34)
Net asset value, end of period	$16.37	$13.68	$20.45	$17.33	$14.74
Total Return D,E	20.83%	(18.30)%	20.53%	18.28%	23.59%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.56%	.59%	.67%	.70%	.69%
Expenses net of fee waivers, if any	.56%	.59%	.67%	.70%	.69%
Expenses net of all reductions	.56%	.59%	.67%	.70%	.69%
Net investment income (loss)	.90%	.86%	.38%	.67%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$241	$201	$301	$255	$217
Portfolio turnover rate H	100%	102%	92%	57%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.65	$20.42	$17.30	$14.72	$13.11
Income from Investment Operations
Net investment income (loss) A,B	.11	.10	.05	.07	.11
Net realized and unrealized gain (loss)	2.70	(3.57)	3.46	2.59	2.82
Total from investment operations	2.81	(3.47)	3.51	2.66	2.93
Distributions from net investment income	(.13)	(.09)	(.03)	(.08)	(.11)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.13)	(3.30)	(.39) C	(.08)	(1.32)
Net asset value, end of period	$16.33	$13.65	$20.42	$17.30	$14.72
Total Return D,E	20.67%	(18.45)%	20.39%	18.12%	23.37%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.71%	.74%	.82%	.85%	.84%
Expenses net of fee waivers, if any	.71%	.74%	.82%	.85%	.84%
Expenses net of all reductions	.71%	.74%	.82%	.85%	.84%
Net investment income (loss)	.75%	.71%	.23%	.52%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$28,724	$18,360	$20,389	$13,720	$9,767
Portfolio turnover rate H	100%	102%	92%	57%	77%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.54	$20.28	$17.18	$14.61	$13.02
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.08	.09	.13
Net realized and unrealized gain (loss)	2.68	(3.54)	3.44	2.58	2.80
Total from investment operations	2.81	(3.41)	3.52	2.67	2.93
Distributions from net investment income	(.15)	(.12)	(.07)	(.10)	(.13)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.15)	(3.33)	(.42)	(.10)	(1.34)
Net asset value, end of period	$16.20	$13.54	$20.28	$17.18	$14.61
Total Return C,D	20.85%	(18.29)%	20.62%	18.33%	23.55%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.54%	.57%	.65%	.67%	.67%
Expenses net of fee waivers, if any	.54%	.57%	.65%	.67%	.67%
Expenses net of all reductions	.54%	.57%	.65%	.67%	.67%
Net investment income (loss)	.92%	.88%	.41%	.70%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$316,973	$265,902	$355,854	$256,709	$234,625
Portfolio turnover rate G	100%	102%	92%	57%	77%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,407,812
Gross unrealized depreciation	(28,878,384)
Net unrealized appreciation (depreciation)	$50,529,428
Tax Cost	$342,240,972

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$621,641
Capital loss carryforward	$(10,710,537)
Net unrealized appreciation (depreciation) on securities and other investments	$50,529,428

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,710,537)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$3,253,587	$2,557,761
Long-term Capital Gains	-	63,216,519
Total	$3,253,587	$65,774,280
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Disciplined Small Cap Portfolio	329,702,536	321,826,212
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective November 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets. Prior to November 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .36% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .34% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$216
Service Class 2	55,282
$55,498

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$16,386.06
Service Class	136.06
Service Class 2	13,931.06
Investor Class	392,668.14
	$423,121

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Disciplined Small Cap Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Disciplined Small Cap Portfolio	$945

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Disciplined Small Cap Portfolio	6,028,240	8,708,130	(37,904)

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Disciplined Small Cap Portfolio	$593

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Disciplined Small Cap Portfolio	$5,351	$2,096	$117,474

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,764.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Disciplined Small Cap Portfolio
Distributions to shareholders
Initial Class	$277,541	$5,556,350
Service Class	2,091	48,910
Service Class 2	202,940	3,286,577
Investor Class	2,771,015	56,882,443
Total	$3,253,587	$65,774,280
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Disciplined Small Cap Portfolio
Initial Class
Shares sold	380,048	350,266	$5,678,117	$5,982,816
Reinvestment of distributions	19,035	369,912	277,541	5,556,350
Shares redeemed	(453,667)	(379,820)	(6,562,061)	(5,515,135)
Net increase (decrease)	(54,584)	340,358	$(606,403)	$6,024,031
Service Class 2
Shares sold	704,050	430,712	$10,213,550	$6,300,442
Reinvestment of distributions	13,893	218,177	202,940	3,286,577
Shares redeemed	(303,646)	(302,486)	(4,480,203)	(4,424,627)
Net increase (decrease)	414,297	346,403	$5,936,287	$5,162,392
Investor Class
Shares sold	2,671,006	949,088	$40,584,220	$13,765,898
Reinvestment of distributions	191,197	3,809,308	2,771,015	56,882,443
Shares redeemed	(2,934,436)	(2,665,369)	(42,043,749)	(40,589,213)
Net increase (decrease)	(72,233)	2,093,027	$1,311,486	$30,059,128
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Disciplined Small Cap Portfolio	91%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Disciplined Small Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Disciplined Small Cap Portfolio
Initial Class **	.44%
Actual		$ 1,000	$ 1,097.30	$ 2.33
Hypothetical-B		$ 1,000	$ 1,022.99	$ 2.24
Service Class **	.54%
Actual		$ 1,000	$ 1,096.70	$ 2.85
Hypothetical-B		$ 1,000	$ 1,022.48	$ 2.75
Service Class 2 **	.70%
Actual		$ 1,000	$ 1,095.90	$ 3.70
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57
Investor Class **	.52%
Actual		$ 1,000	$ 1,096.50	$ 2.75
Hypothetical-B		$ 1,000	$ 1,022.58	$ 2.65

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective November 1, 2023, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Disciplined Small Cap Portfolio
Initial Class	.32%
Actual		$ 1.69
Hypothetical- B		$ 1.63
Service Class	.42%
Actual		$ 2.22
Hypothetical- B		$ 2.14
Service Class 2	.58%
Actual		$ 3.06
Hypothetical- B		$ 2.96
Investor Class	.40%
Actual		$ 2.11
Hypothetical- B		$ 2.04

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Initial Class designates 98%, and 100%; Service Class designates 100%, and 100%; Service Class 2 designates 100%, and 100%; and Investor Class designates 100%, and 100%; of the dividends distributed in February and November, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contract and Management Fees
VIP Disciplined Small Cap Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of FMR, and also considered FMR's implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity and its affiliates under the Advisory Contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with Fidelity, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of FMR, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with FMR the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022
Further, the Board considered that, effective November 1, 2023, the management fee rate for the fund will be reduced from 0.36% to 0.24%.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contract should be renewed through July 31, 2024

1.820582.118
VDSC-ANN-0224
Fidelity® Variable Insurance Products:

VIP Emerging Markets Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	9.66%	7.79%	5.18%
Service Class	9.61%	7.69%	5.08%
Service Class 2	9.49%	7.55%	4.92%
Investor Class	9.61%	7.72%	5.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 15.82% in 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's sharp reversal the past year was driven by a narrow set of companies in the information technology sector, in part due to excitement for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked and that some policymakers would likely cut rates in 2024. This view provided support for international stocks, with the index gaining 9.78% in the fourth quarter, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the year, each of six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. All 11 sectors advanced, with information technology (+37%) and industrials (+24%) registering the largest gains. Conversely, consumer staples (+5%) stocks lagged most, followed by real estate (+6%).
Comments from Portfolio Manager Sam Polyak:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 9% to 10%, versus 9.86% for the benchmark MSCI Emerging Markets Net MA Index. From a geographic standpoint, the portfolio's positioning in Brazil, South Korea, Greece and India contributed most to the fund's performance versus the benchmark. By sector, security selection aided relative performance, especially within industrials, where our investment choices among capital goods stocks was advantageous. Stock picking in energy also helped, as was the case in financials and materials. The fund's non-benchmark stake in Bharat Heavy Electricals gained 142% and was the top individual relative contributor. Outsized exposure to National Bank of Greece (+77%), one of the portfolio's largest holdings in 2023, was another plus. An overweight stake in Samsung Electronics (+40%) also meaningfully contributed this past year. The stock was one of the fund's biggest holdings. In contrast, stock picking in China and South Africa were detrimental in terms of the fund's relative result on a geographic basis. By sector, the biggest detractor from performance versus the benchmark was consumer discretionary, with both stock selection and an overweight working against the fund. Comparatively light exposure to energy stocks also hampered the portfolio's relative return. Investment choices among consumer staples companies, primarily within the food, beverage & tobacco industry, also hurt. The largest individual relative detractor was an overweight in Meituan (-53%), one of the fund's biggest holdings this period. Outsized exposure to Impala Platinum Holdings (-59%) and JD.com (-49%) weighed on relative performance as well. JD.com was no longer held as of year-end. Notable changes in positioning include increased exposure to equity markets in Brazil and Taiwan. By sector, meaningful shifts include increased exposure to the consumer staples sector and a lower allocation to health care stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	9.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	8.1
Tencent Holdings Ltd. (China, Interactive Media & Services)	8.0
HDFC Bank Ltd. (India, Banks)	4.6
Barrick Gold Corp. (Canada, Metals & Mining)	2.7
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	2.7
Alibaba Group Holding Ltd. (China, Broadline Retail)	2.7
PDD Holdings, Inc. ADR (China, Broadline Retail)	2.6
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	2.5
National Bank of Greece SA (Greece, Banks)	2.4
45.4

Market Sectors (% of Fund's net assets)

Financials	20.1
Information Technology	18.6
Consumer Discretionary	17.0
Materials	12.1
Industrials	11.9
Communication Services	10.2
Consumer Staples	5.0
Health Care	3.6
Energy	1.6

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
Brazil - 4.8%
Localiza Rent a Car SA	1,002,872	13,130,488
Localiza Rent a Car SA rights 2/5/24 (a)	3,598	14,814
Raia Drogasil SA	1,814,300	10,980,818
Suzano Papel e Celulose SA	1,323,500	15,156,930
XP, Inc. Class A	381,900	9,956,133
TOTAL BRAZIL		49,239,183
Canada - 2.7%
Barrick Gold Corp.	1,556,000	28,148,040
Chile - 2.0%
Antofagasta PLC	965,500	20,669,179
China - 31.1%
Alibaba Group Holding Ltd.	2,841,900	27,374,723
China Life Insurance Co. Ltd. (H Shares)	19,743,863	25,588,512
Haier Smart Home Co. Ltd. (A Shares)	9,274,697	27,432,782
Hansoh Pharmaceutical Group Co. Ltd. (b)	8,914,000	17,991,245
Industrial & Commercial Bank of China Ltd. (H Shares)	32,239,635	15,711,772
Kweichow Moutai Co. Ltd. (A Shares)	82,400	20,031,747
Meituan Class B (a)(b)	1,702,460	17,873,751
New Oriental Education & Technology Group, Inc. (a)	2,681,900	19,550,098
PDD Holdings, Inc. ADR (a)	184,400	26,979,564
Shangri-La Asia Ltd. (a)	11,096,000	7,616,643
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,404,800	21,386,237
Tencent Holdings Ltd.	2,197,205	82,955,196
Tsingtao Brewery Co. Ltd. (H Shares)	1,579,000	10,596,094
TOTAL CHINA		321,088,364
Greece - 2.4%
National Bank of Greece SA (a)	3,497,500	24,286,100
Hong Kong - 1.0%
Pacific Basin Shipping Ltd.	31,810,000	10,469,578
Hungary - 1.8%
Richter Gedeon PLC	750,941	18,940,556
India - 13.1%
Axis Bank Ltd.	1,184,100	15,684,603
Bharat Heavy Electricals Ltd.	5,763,000	13,403,775
HDFC Bank Ltd.	2,331,515	47,738,000
Larsen & Toubro Ltd.	332,808	14,101,373
Shree Cement Ltd.	43,201	14,874,891
Solar Industries India Ltd.	223,629	18,078,699
Zomato Ltd. (a)	7,888,818	11,726,461
TOTAL INDIA		135,607,802
Korea (South) - 13.3%
Hyundai Mipo Dockyard Co. Ltd. (a)	197,235	12,932,094
Hyundai Motor Co. Ltd.	120,460	18,931,475
Korea Aerospace Industries Ltd.	565,870	21,850,625
Samsung Electronics Co. Ltd.	1,389,010	84,207,779
TOTAL KOREA (SOUTH)		137,921,973
Mexico - 2.1%
Grupo Financiero Banorte S.A.B. de CV Series O	1,089,168	10,952,613
Wal-Mart de Mexico SA de CV Series V	2,647,400	11,158,025
TOTAL MEXICO		22,110,638
Peru - 1.8%
Credicorp Ltd. (United States)	121,300	18,186,509
Russia - 0.6%
LUKOIL PJSC sponsored ADR (a)(c)	437,463	123,754
Sberbank of Russia sponsored ADR (a)(c)	1,813,510	32,280
Yandex NV Series A (a)(c)	446,500	5,715,200
TOTAL RUSSIA		5,871,234
South Africa - 4.5%
Absa Group Ltd.	892,900	7,968,832
FirstRand Ltd.	2,295,500	9,209,516
Impala Platinum Holdings Ltd.	2,454,399	12,188,489
MTN Group Ltd.	2,682,377	16,919,764
TOTAL SOUTH AFRICA		46,286,601
Taiwan - 13.7%
ECLAT Textile Co. Ltd.	1,015,000	18,583,808
HIWIN Technologies Corp.	1,845,967	14,132,668
Taiwan Semiconductor Manufacturing Co. Ltd.	4,928,175	94,466,912
Yageo Corp.	758,292	14,748,341
TOTAL TAIWAN		141,931,729
TOTAL COMMON STOCKS (Cost $912,692,526)		980,757,486

Nonconvertible Preferred Stocks - 5.2%
	Shares	Value ($)
Brazil - 5.2%
Gerdau SA sponsored ADR	3,252,200	15,773,170
Itau Unibanco Holding SA	3,191,150	22,316,240
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,016,747	16,237,450

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $37,940,292)		54,326,860

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $2,235,287)	2,234,840	2,235,287

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $952,868,105)	1,037,319,633
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(3,546,588)
NET ASSETS - 100.0%	1,033,773,045

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,864,996 or 3.5% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	13,425,700	303,201,638	314,392,051	675,522	-	-	2,235,287	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	6,069,850	66,880,823	72,950,673	25,951	-	-	-	0.0%
Total	19,495,550	370,082,461	387,342,724	701,473	-	-	2,235,287

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	105,590,160	-	99,874,960	5,715,200
Consumer Discretionary	176,069,305	111,270,733	64,798,572	-
Consumer Staples	52,766,684	52,766,684	-	-
Energy	16,361,204	16,237,450	-	123,754
Financials	207,631,110	126,970,710	80,628,120	32,280
Health Care	36,931,801	36,931,801	-	-
Industrials	121,421,652	121,421,652	-	-
Information Technology	193,423,032	98,956,120	94,466,912	-
Materials	124,889,398	112,700,909	12,188,489	-

Money Market Funds	2,235,287	2,235,287	-	-
Total Investments in Securities:	1,037,319,633	679,491,346	351,957,053	5,871,234
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $950,632,818)	$1,035,084,346
Fidelity Central Funds (cost $2,235,287)	2,235,287

Total Investment in Securities (cost $952,868,105)		$1,037,319,633
Cash		4,815
Foreign currency held at value (cost $1,034,391)		1,034,447
Receivable for investments sold		601,958
Receivable for fund shares sold		3,069,425
Dividends receivable		2,724,614
Distributions receivable from Fidelity Central Funds		17,062
Prepaid expenses		1,059
Other receivables		371,005
Total assets		1,045,144,018
Liabilities
Payable for investments purchased	$3,709,728
Payable for fund shares redeemed	836,628
Accrued management fee	644,237
Distribution and service plan fees payable	46,374
Other affiliated payables	102,555
Deferred taxes	5,797,417
Other payables and accrued expenses	234,034
Total Liabilities		11,370,973
Net Assets		$1,033,773,045
Net Assets consist of:
Paid in capital		$1,078,079,905
Total accumulated earnings (loss)		(44,306,860)
Net Assets		$1,033,773,045

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($487,595,869 ÷ 46,069,381 shares)		$10.58
Service Class :
Net Asset Value, offering price and redemption price per share ($177,697,947 ÷ 16,749,028 shares)		$10.61
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($157,771,646 ÷ 14,917,744 shares)		$10.58
Investor Class :
Net Asset Value, offering price and redemption price per share ($210,707,583 ÷ 20,015,378 shares)		$10.53
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$26,818,065
Non-Cash dividends		4,714,987
Income from Fidelity Central Funds (including $25,951 from security lending)		701,473
Income before foreign taxes withheld		$32,234,525
Less foreign taxes withheld		(2,796,536)
Total Income		29,437,989
Expenses
Management fee	$7,728,377
Transfer agent fees	793,954
Distribution and service plan fees	562,546
Accounting fees	445,677
Custodian fees and expenses	220,453
Independent trustees' fees and expenses	6,226
Audit	84,847
Legal	2,037
Interest	35,818
Miscellaneous	4,819
Total expenses before reductions	9,884,754
Expense reductions	(60,734)
Total expenses after reductions		9,824,020
Net Investment income (loss)		19,613,969
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,843,400)	(25,744,309)
Foreign currency transactions	(230,458)
Total net realized gain (loss)		(25,974,767)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $1,188,929)	99,688,991
Assets and liabilities in foreign currencies	537
Total change in net unrealized appreciation (depreciation)		99,689,528
Net gain (loss)		73,714,761
Net increase (decrease) in net assets resulting from operations		$93,328,730
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,613,969	$23,794,476
Net realized gain (loss)	(25,974,767)	(73,832,772)
Change in net unrealized appreciation (depreciation)	99,689,528	(208,610,577)
Net increase (decrease) in net assets resulting from operations	93,328,730	(258,648,873)
Distributions to shareholders	(21,738,144)	(17,195,160)

Share transactions - net increase (decrease)	(7,562,062)	(7,085,031)
Total increase (decrease) in net assets	64,028,524	(282,929,064)

Net Assets
Beginning of period	969,744,521	1,252,673,585
End of period	$1,033,773,045	$969,744,521

Financial Highlights
VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.87	$12.59	$14.75	$12.68	$9.95
Income from Investment Operations
Net investment income (loss) A,B	.21 C	.24	.21	.11	.26 D
Net realized and unrealized gain (loss)	.74	(2.78)	(.47)	3.46	2.66
Total from investment operations	.95	(2.54)	(.26)	3.57	2.92
Distributions from net investment income	(.24)	(.18)	(.31)	(.10)	(.19)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.24)	(.18)	(1.90)	(1.50) E	(.19)
Net asset value, end of period	$10.58	$9.87	$12.59	$14.75	$12.68
Total Return F,G	9.66%	(20.17)%	(2.17)%	31.27%	29.46%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.92%	.92%	.91%	.92%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.92%	.96%
Expenses net of all reductions	.91%	.91%	.91%	.90%	.91%
Net investment income (loss)	2.04% C	2.29%	1.47%	.97%	2.25% D
Supplemental Data
Net assets, end of period (000 omitted)	$487,596	$413,887	$484,510	$399,283	$273,578
Portfolio turnover rate J	39%	62%	46%	80%	135%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.57%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$12.61	$14.77	$12.70	$9.97
Income from Investment Operations
Net investment income (loss) A,B	.20 C	.23	.20	.11	.25 D
Net realized and unrealized gain (loss)	.74	(2.78)	(.47)	3.45	2.66
Total from investment operations	.94	(2.55)	(.27)	3.56	2.91
Distributions from net investment income	(.22)	(.17)	(.29)	(.10)	(.18)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.22)	(.17)	(1.89) E	(1.49)	(.18)
Net asset value, end of period	$10.61	$9.89	$12.61	$14.77	$12.70
Total Return F,G	9.61%	(20.26)%	(2.28)%	31.17%	29.30%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.02%	1.02%	1.01%	1.02%	1.06%
Expenses net of fee waivers, if any	1.01%	1.01%	1.01%	1.02%	1.06%
Expenses net of all reductions	1.01%	1.01%	1.01%	1.00%	1.01%
Net investment income (loss)	1.94% C	2.19%	1.37%	.87%	2.16% D
Supplemental Data
Net assets, end of period (000 omitted)	$177,698	$197,602	$319,731	$316,596	$36,185
Portfolio turnover rate J	39%	62%	46%	80%	135%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.86	$12.58	$14.74	$12.69	$9.96
Income from Investment Operations
Net investment income (loss) A,B	.18 C	.21	.18	.09	.23 D
Net realized and unrealized gain (loss)	.75	(2.77)	(.47)	3.44	2.67
Total from investment operations	.93	(2.56)	(.29)	3.53	2.90
Distributions from net investment income	(.21)	(.16)	(.28)	(.08)	(.17)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.21)	(.16)	(1.87)	(1.48) E	(.17)
Net asset value, end of period	$10.58	$9.86	$12.58	$14.74	$12.69
Total Return F,G	9.49%	(20.37)%	(2.41)%	30.88%	29.19%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.17%	1.17%	1.16%	1.17%	1.21%
Expenses net of fee waivers, if any	1.16%	1.17%	1.16%	1.17%	1.21%
Expenses net of all reductions	1.16%	1.17%	1.16%	1.15%	1.16%
Net investment income (loss)	1.79% C	2.04%	1.22%	.72%	2.01% D
Supplemental Data
Net assets, end of period (000 omitted)	$157,772	$137,866	$145,374	$91,103	$47,476
Portfolio turnover rate J	39%	62%	46%	80%	135%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.82	$12.52	$14.68	$12.63	$9.91
Income from Investment Operations
Net investment income (loss) A,B	.20 C	.23	.20	.10	.25 D
Net realized and unrealized gain (loss)	.74	(2.76)	(.47)	3.44	2.65
Total from investment operations	.94	(2.53)	(.27)	3.54	2.90
Distributions from net investment income	(.23)	(.17)	(.30)	(.10)	(.18)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.23)	(.17)	(1.89)	(1.49)	(.18)
Net asset value, end of period	$10.53	$9.82	$12.52	$14.68	$12.63
Total Return E,F	9.61%	(20.20)%	(2.28)%	31.16%	29.38%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.99%	.99%	.99%	1.00%	1.04%
Expenses net of fee waivers, if any	.99%	.99%	.99%	1.00%	1.04%
Expenses net of all reductions	.99%	.99%	.99%	.98%	.99%
Net investment income (loss)	1.96% C	2.22%	1.39%	.89%	2.18% D
Supplemental Data
Net assets, end of period (000 omitted)	$210,708	$220,389	$303,059	$293,751	$209,811
Portfolio turnover rate I	39%	62%	46%	80%	135%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.49%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$228,854,634
Gross unrealized depreciation	(168,990,320)
Net unrealized appreciation (depreciation)	$59,864,314
Tax Cost	$977,455,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$696,502
Capital loss carryforward	$(99,073,318)
Net unrealized appreciation (depreciation) on securities and other investments	$59,867,374

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(56,702,361)
Long-term	(42,370,957)
Total capital loss carryforward	$(99,073,318)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$21,738,144	$17,195,160

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Emerging Markets Portfolio	383,319,516	396,753,840
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$189,913
Service Class 2	372,633
$562,546

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$278,744.06
Service Class	119,645.06
Service Class 2	93,904.06
Investor Class	301,661.14
	$793,954

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Emerging Markets Portfolio	.0444

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Emerging Markets Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.85
Service Class	.85
Service Class 2.85
Investor Class	.93

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) will be amended to provide that the investment adviser will pay FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Emerging Markets Portfolio	$1,560

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Emerging Markets Portfolio	Borrower	$7,468,967	5.40%	$33,592

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Emerging Markets Portfolio	11,145,138	6,153,456	(1,243,001)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Emerging Markets Portfolio	$1,797
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Emerging Markets Portfolio	$2,815	$-	$-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Emerging Markets Portfolio	$1,292,727	5.64%	$2,226
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $60,734.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Emerging Markets Portfolio
Distributions to shareholders
Initial Class	$10,432,932	$7,801,488
Service Class	3,752,146	3,271,567
Service Class 2	3,063,350	2,192,590
Investor Class	4,489,716	3,929,515
Total	$21,738,144	$17,195,160
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Emerging Markets Portfolio
Initial Class
Shares sold	17,232,219	25,634,834	$175,824,961	$267,915,294
Reinvestment of distributions	1,021,229	781,927	10,432,932	7,801,488
Shares redeemed	(14,111,973)	(22,977,469)	(146,554,091)	(239,949,017)
Net increase (decrease)	4,141,475	3,439,292	$39,703,802	$35,767,765
Service Class
Shares sold	1,890,368	6,546,570	$19,536,650	$69,489,671
Reinvestment of distributions	366,165	327,484	3,752,146	3,271,567
Shares redeemed	(5,483,043)	(12,256,137)	(56,029,027)	(124,198,283)
Net increase (decrease)	(3,226,510)	(5,382,083)	$(32,740,231)	$(51,437,045)
Service Class 2
Shares sold	3,649,996	4,600,420	$37,985,313	$48,652,431
Reinvestment of distributions	300,044	220,140	3,063,350	2,192,590
Shares redeemed	(3,010,040)	(2,397,484)	(30,778,926)	(25,164,388)
Net increase (decrease)	940,000	2,423,076	$10,269,737	$25,680,633
Investor Class
Shares sold	4,029,370	4,458,656	$41,660,066	$46,637,229
Reinvestment of distributions	441,711	395,716	4,489,716	3,929,515
Shares redeemed	(6,903,875)	(6,612,506)	(70,945,152)	(67,663,128)
Net increase (decrease)	(2,432,794)	(1,758,134)	$(24,795,370)	$(17,096,384)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Emerging Markets Portfolio	13%	2	26%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Emerging Markets Portfolio	36%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Emerging Markets Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying  statement of assets and liabilities of VIP Emerging Markets Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the  statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and  financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Emerging Markets Portfolio
Initial Class	.91%
Actual		$ 1,000	$ 1,037.00	$ 4.67
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Service Class	1.01%
Actual		$ 1,000	$ 1,036.70	$ 5.18
Hypothetical-B		$ 1,000	$ 1,020.11	$ 5.14
Service Class 2	1.16%
Actual		$ 1,000	$ 1,036.50	$ 5.95
Hypothetical-B		$ 1,000	$ 1,019.36	$ 5.90
Investor Class	.98%
Actual		$ 1,000	$ 1,037.30	$ 5.03
Hypothetical-B		$ 1,000	$ 1,020.27	$ 4.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $408,899 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Emerging Markets Portfolio
Initial Class	12/13/2023	$0.2647	$0.0533
Service Class	12/13/2023	$0.2530	$0.0533
Service Class 2	12/13/2023	$0.2402	$0.0533
Investor Class	12/13/2023	$0.2559	$0.0533

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Emerging Markets Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.858135.115
VIPEM-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio, VIP Extended Market Index Portfolio, VIP Index 500 Portfolio, VIP International Index Portfolio and VIP Total Market Index Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2023 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio	$49,800	$-	$10,000	$1,200
VIP Disciplined Small Cap Portfolio	$39,600	$-	$9,800	$1,000
VIP Emerging Markets Portfolio	$44,400	$-	$10,000	$1,100
VIP Extended Market Index Portfolio	$53,300	$-	$10,300	$1,300
VIP Index 500 Portfolio	$45,800	$-	$10,200	$1,100
VIP International Index Portfolio	$52,200	$-	$11,100	$1,200
VIP Total Market Index Portfolio	$53,300	$-	$10,600	$1,300

December 31, 2022 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio	$48,800	$-	$8,800	$1,200
VIP Disciplined Small Cap Portfolio	$39,200	$-	$8,800	$1,000
VIP Emerging Markets Portfolio	$43,900	$-	$9,100	$1,100
VIP Extended Market Index Portfolio	$52,900	$-	$8,900	$1,200
VIP Index 500 Portfolio	$45,000	$-	$8,800	$1,100
VIP International Index Portfolio	$51,700	$-	$9,200	$1,200
VIP Total Market Index Portfolio	$52,900	$-	$8,900	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$50,800	$4,400	$11,600	$1,500

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$48,600	$4,400	$11,000	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of

Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A	December 31, 2022A
Deloitte Entities	$322,800	$528,100
PwC	$13,605,300	$12,899,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024